UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22110

AdvisorShares Trust
(Exact name of registrant as specified in charter)

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814
(Address of principal executive offices) (Zip code)

Dan Ahrens

4800 Montgomery Lane, Suite 150

Bethesda, Maryland 20814
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-877-843-3831

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal quarter ended June 30, 2015 originally filed with the Securities and Exchange Commission on September 8, 2015 (Accession Number 0001144204-15-053981). The purpose of this amendment is to update historical performance accounts in Item 1. Prior disclosure for fund performance since inception was cumulative, and has since been annualized. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ADVISORSHARES TRUST

4800 Montgomery Lane
Suite 150
Bethesda, Maryland 20814
www.advisorshares.com
1.877.843.3831

Annual Report

June 30, 2015

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ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC

June 30, 2015

The year ending June 30th, 2015 was an exciting year for growth in the actively managed ETF market place. The number of funds grew by 44% to 129 and assets increased by 23% to $20.195 billion (See Exhibit 1 below.) Additionally there were 13 new fund sponsors who entered the market over the last 12 months.

Exhibit 1
As of June 30, 2015 I Source: AdvisorShares

As you can see from Exhibit 2, AdvisorShares offers investors the largest number of actively managed ETFs in the market, with 23 ETFs trading today on both the NYSE Arca and NASDAQ exchanges. An increasingly complex investing environment has created the need for investors to utilize the potential benefits that active ETFs provide as a part of their overall asset allocation. We actively seek out investment managers who offer interesting active strategies so that we can provide you with a wide variety of ETFs to choose from, to help you meet and exceed your investment goals.

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2015

Number of Active ETFs by Sponsor
25
20
15
10
5
0
AdvisorShares
First Trust
WisdomTree
iShares
WBI Shares
State Street
PIMCO
Columbia
PowerShares
ARK Investment
Fidelity
ValueShares
Huntington
ProShares
Cambria
Tuttle Tactical
ArrowShares
InfraCap
ALPS
Calamos
Flexshares
Franklin
Guggenheim
Validea Funds
Reality Shares
Innovator Funds
AlphaMark
Hull Tactical

Exhibit 2 As of June 30, 2015 I Source: AdvisorShares

During this past year, we launched the following innovative actively managed ETFs:

•	MULT — AdvisorShares Sunrise Capital Multi-Strategy ETF
•	DIVI — AdvisorShares Athena High Dividend ETF
•	FLRT — AdvisorShares Pacific Asset Enhanced Floating Rate ETF

We also instituted a change in manager in three of our funds:

•	GTAA — AdvisorShares Global Tactical ETF is now managed by Mark Yusko, CEO of Morgan Creek Capital
•	EPRO — AdvisorShares EquityPro ETF has a new strategy under the oversight of Bob Baker and Phil Voelker from The Elements Financial Group
•	YPRO — AdvisorShares YieldPro ETF also has a new strategy under the oversight of Bob Baker and Phil Voelker from The Elements Financial Group

ADVISORSHARES TRUST
Letter from the CEO of AdvisorShares Investments, LLC (Continued)

June 30, 2015

We look forward to continuing to offer you new innovative managers and strategies in the market place in the coming year, and will maintain our transparency to you through our regular communications, so you will know what our managers are doing and why with the assets you have entrusted to them. We appreciate the continued trust and confidence that you, our shareholders, have given to us.

Best Regards,

Noah Hamman
CEO, AdvisorShares Investments

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. ADRs are subject to the risk of change in political or economic conditions and exchange rates in foreign countries. Certain funds may participate in leveraged transactions to include selling securities short which creates the risk of magnified capital losses. Under certain market conditions, short sales can increase the volatility and decrease the liquidity of certain securities or positions, and may lower the Fund’s return or result in a loss. There is no guarantee that the individual Funds’ will achieve the stated investment objectives. The risks associated with each Fund include the risks associated with the underlying ETFs, which can result in higher volatility, and are detailed in each Fund’s prospectus and on each Fund’s webpage.

The views in this report were those of the Fund’s CEO as of June 30, 2015 and may not reflect his views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

ADVISORSHARES TRUST
AdvisorShares Accuvest Global Long Short ETF (AGLS)

The one year ending June 30, 2015 was characterized by a wide range of performance for world equities. The MSCI World Index (ACWI) was up 1.43% for the 12 month period. The largest weight in the index, the US, was up over 6.9%., which masked the underlying weakness in world markets. The average country in the AGLS universe was down over -7.5%. China and Hong Kong were the only two countries up by double digits, up 24.6% and 12.4% respectively. Nine countries were down over -15%, including Austria, Brazil, Canada, Chile, Malaysia, Norway, Russia, Spain and Turkey.

Performance for the AdvisorShares Accuvest Global Long Short ETF (NYSE Arca: AGLS) was below that of the ACWI benchmark, returning -4.2% over the period. Underperformance was primarily driven by 3 main factors: 1) A structural underweight to the US, which was again one of the best performing countries in the world, 2) A consistent net long exposure of 40 – 45% to a broad universe of countries, 3) Missing the majority of a fierce market rebound in February of 2015. In fact, the entire underperformance of the fund can be attributed to the return differential from that month.

During the year, there were 6 periods in which the benchmark lost over 1%. AGLS outperformed the benchmark in 5 of those months, and was either flat or positive in 4 of those months. We feel that AGLS is well positioned for a market where the US is not a performance leader, and a market that is characterized by higher volatility and larger downside moves.

The majority of short positions in AGLS are total return swaps. These aggregate positions range in size from 50% to 75% of the net value of the fund. We use these swaps as a way to get exposure in positions that are hard to borrow, or as a way to decrease our overall cost of shorting a particular country index. These positions are entirely for hedging purposes.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 9, 2010* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 7/9/2010
AdvisorShares Accuvest Global Long Short ETF NAV	-1.44%	-1.29%	-0.90%	-4.20%	-2.17%	-4.24%
AdvisorShares Accuvest Global Long Short ETF Market Price**	-1.34%	-1.34%	-0.65%	-4.20%	-2.20%	-4.24%
MSCI World Index (Net)	-2.33%	0.31%	2.63%	1.43%	14.27%	12.22%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.13% and the net expense ratio is 1.97%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Athena High Dividend ETF (DIVI)

The AdvisorShares Athena High Dividend ETF (NYSE Arca: DIVI) is built on three drivers that have been shown to deliver strong long term equity performance:

1.	Higher yielding stocks on average generate higher total returns both in the US and internationally. Dividends represent a strong commitment by company management to its shareholders and the higher the yield the stronger this commitment.
2.	But even with this powerful market discipline, some high dividend yield (DY) companies over promise and see their stock prices drop when they are unable to sustain dividends. In order to reduce this collateral damage, a quality screen based on Athena’s extensive mutual fund holdings database is used to help identify the best stock ideas of the best managers.
3.	In each sector, International stocks often offer higher dividend yields than do similar US stocks. For this reason, we launched DIVI as a global portfolio rather than as US only.

Over shorter time periods results can be quite different, as was the case during DIVI’s first year:

•	The biggest negative was a dramatic drop in oil prices during the second half of 2014 as DIVI was launched. Since DIVI is more exposed to energy than other high dividend portfolios, it suffered a greater drawdown. This was evidenced by five underperforming months in a row from September 2014 through January 2015, corresponding to the drop in oil prices from near $100 bbl. to $50 bbl. Since then, prices have stabilized.
•	But just when oil prices became less of an issue, high DY stocks began to dramatically underperform. High DY stocks were the darling of 2014, but are the goats of 2015. For some perspective, the top DY decile S&P 500 stocks are underperforming the bottom decile by 10% so far in 2015! Since DIVI’s DY is higher than most funds, its performance has suffered more than others in 2015.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 29, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	Since Inception 7/29/2014
AdvisorShares Athena High Dividend ETF NAV	-4.37%	-1.95%	-5.34%	-20.71%
AdvisorShares Athena High Dividend ETF Market Price**	-4.32%	-1.95%	-5.37%	-20.65%
MSCI All Country World Index (Net)	-2.35%	0.35%	2.66%	0.25%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.42% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI All Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares EquityPro ETF (EPRO)

The AdvisorShares EquityPro ETF (NYSE Arca: EPRO) returned -1.89% on a Market Price basis, and -2.01% on an NAV basis for the twelve months ended June 30, 2015. While this compares to 7.42% return for the S&P 500 Index, in light of EPRO’s global posture, a comparison to the MSCI World Index, which returned to 1.43% for the same time period, provides an additional perspective.

In October 2014, EPRO adopted a partially defensive position, with only 20% exposure to equities, due in large part to the S&P 500 Index trading under its 200-day moving average. This position was short-lived, however, as the market quickly rebounded, and proceeded to post new highs, including during the month of May 2015.

On May 18, 2015, the Sub-Advisor appointed new portfolio managers for EPRO. We implemented several changes to the EPRO portfolio, including: international equity exposure which was decreased from 40% to 21%, due to less attractive relative valuation vs. U.S. equities and the recent run-up that had taken place in foreign stock markets. The Information Technology sector exposure was increased from 9% to 22%; Financial sector exposure was decreased from 18% to 8%; and the Health Care sector exposure was increased from 12% to 19%. In addition, sector allocations were adjusted in light of our revised approach to sector valuation discipline. As of June 30, 2015, EPRO’s portfolio was over-weighted in Consumer Staples, Health Care and Information Technology. In our opinion, these are the most attractively valued domestic equity sectors, while Financial and Utility companies are more over-valued relative to historical norms, and under-weighted relative to their S&P 500 weightings.

Although risks continued to exist in the securities markets, EPRO remained 98% invested in equities, as of June 30, 2015. Given the structured nature of our investment process, it is significant to note that the S&P 500 Index had continued to trade above its 200-day moving average by approximately 1 – 4% during June 2015, and no part of the U.S. Treasury yield curve was inverted through June 30, 2015. As a result, as of that date, EPRO remained virtually fully exposed to equities going into the second half of 2015. Nonetheless, the investment process is structured with the flexibility to reduce risk in severe down markets, in the event that there is a change in the factors noted in this paragraph.

The MSCI World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The 200-day moving average is an indicator used by traders to determine a stock’s closing average over a period of 200 consecutive days. Most traders use this technical indicator to determine trends in the market.

A Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 10, 2012* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 7/10/2012
AdvisorShares EquityPro ETF NAV	-2.57%	0.03%	2.00%	-2.01%	8.67%
AdvisorShares EquityPro ETF Market Price**	-2.57%	0.00%	4.67%	-1.89%	8.72%
MSCI World Index (Net)	-2.33%	0.31%	2.63%	1.43%	14.93%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.38% and the net expense ratio is 1.71%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Euro ETF (GEUR)

The spot price of gold (funded in US dollars) lagged most major asset classes during the period between 7/1/14 to 6/30/15. However, during this period, gold funded in the Euro currency performed quite well, increasing 8.4%, and outperformed the spot price of gold which was down 11.7%. The AdvisorShares Gartman Gold/Euro ETF’s (NYSE Arca: GEUR) portfolio strategy to provide investors this exposure was executed through the use of exchange traded futures contracts. These derivative contracts provide the most direct and liquid exposure with minimal transaction costs.

The most significant factor affecting gold’s price performance has been the anticipated change in the United States’ monetary policy. The announcement of the end of quantitative easing and the anticipation of interest rate increases has caused the US dollar to get stronger. The softness in gold prices was largely due to its inverse relationship with the US dollar. The economic situation in Euroland was much different with the ECB announcing the start of its own quantitative easing program. This has caused the Euro to depreciate thereby helping GEUR outperform the spot price of gold.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Euro ETF NAV	-3.24%	-5.06%	5.97%	7.33%	6.56%
AdvisorShares Gartman Gold/Euro ETF Market Price**	-3.75%	-5.41%	5.73%	6.56%	6.31%
Spot Gold – London Bullion Market Association	-1.71%	-1.35%	-2.36%	-10.95%	-6.60%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 10.84% and the net expense ratio is 0.77%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Gartman Gold/Yen ETF (GYEN)

The spot price of gold (funded in US dollars) lagged most major asset classes during the period between 7/1/14 to 6/30/15. However, during this period, gold funded in Japanese Yen currency performed quite well, increasing 6.2% and outperformed the spot price of gold, which was down 11.7%. The AdvisorShares Gartman Gold/Yen ETF’s (NYSE Arca: GYEN) portfolio strategy to provide investors this exposure was executed through the use of exchange traded futures contracts. These derivative contracts provide the most direct and liquid exposure with minimal transaction costs.

The most significant factor affecting gold’s price performance has been the anticipated change in the United States’ monetary policy. The announcement of the end of quantitative easing and the anticipation of interest rate increases has caused the US dollar to get stronger. The softness in gold prices was largely due to its inverse relationship with the US dollar. The economic situation in Japan was much different with Japan’s economy struggling to come out of its two decade recession. Japan had put forth a comprehensive plan with monetary and fiscal stimulus to finally get Japan on economic growth. This has caused the Yen to depreciate thereby helping GYEN outperform the spot price of gold.

A Gold Future is an agreement to buy and sell quantities of gold on a particular date in the future at a fixed price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 11, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 2/11/2014
AdvisorShares Gartman Gold/Yen ETF NAV	-2.95%	0.92%	0.61%	6.06%	5.18%
AdvisorShares Gartman Gold/Yen ETF Market Price**	-3.09%	1.15%	0.46%	5.45%	5.33%
Spot Gold – London Bullion Market Association	-1.71%	-1.35%	-2.36%	-10.95%	-6.60%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 4.89% and the net expense ratio is 0.80%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.65%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The spot price of Gold is valued on the basis of each day’s 3 pm London time announced price for an ounce of gold set by five market members of the London Bullion Market Association. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Global Echo ETF (GIVE)

The AdvisorShares Global Echo ETF (NYSE Arca: GIVE) returned +2.06% on a Market Price basis and +3.05% on an NAV basis from July 1, 2014 through June 30, 2015 compared to +1.43% for the MSCI World Index and +1.86% for the Barclays Capital U.S. Aggregate Bond Index.

GIVE is a multi-asset class fund that at times shifts allocations between stocks, bonds and cash based on market conditions while investing only in sustainable investment themes.

GIVE is a multi-manager fund with each of the three managers having allocations based on market conditions. Baldwin Brothers has the dual role of managing the asset allocation of the fund as well as serving as the global equity manager. In the past year, in response to market conditions the exposure to stocks was reduced in January, and then increased in June.

We have not used derivatives in the Fund during this year.

A derivative is a security whose price is dependent upon or derived from one or more underlying assets. The derivative itself is merely a contract between two or more parties. Its value is determined by fluctuations in the underlying asset.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period May 23, 2012* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 5/23/2012
AdvisorShares Global Echo ETF NAV	-1.61%	-1.11%	-0.11%	3.05%	7.80%	8.07%
AdvisorShares Global Echo ETF Market Price**	-2.43%	-2.04%	-1.20%	2.06%	7.32%	7.75%
Barclays Capital U.S. Aggregate Bond Index	-1.09%	-1.68%	-0.10%	1.86%	1.83%	1.93%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.61%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Domestic ETF (FWDD)

The AdvisorShares Madrona Domestic Equity ETF (NYSE Arca: FWDD) gained +5.89% on both an NAV basis and a Market Price Basis compared to a gain of +7.42% for the S&P 500 Index.

U.S. Equities valuations have surpassed long-term historical averages due to a combination of increasing prices and decreasing growth projections. As we move forward we believe that qualitative investing will be necessary to take advantage of opportunities in the market. We feel FWDD by nature is positioned to take advantage of opportunities in undervalued securities, while maintaining a material allocation to each sector and a broadly balanced diversified portfolio overall. Because price to earnings ratios do not paint the whole picture to evaluate a stock, the strategy incorporates the forward-looking long-term growth of earnings to rank each security within the basket. Additionally, companies with no or negative growth of earnings are eliminated from the portfolio.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona Domestic ETF NAV	-1.80%	0.05%	1.71%	5.89%	20.25%	15.16%
AdvisorShares Madrona Domestic ETF Market Price**	-2.09%	-0.02%	1.73%	5.89%	20.30%	15.16%
S&P 500 Index	-1.94%	0.28%	1.23%	7.42%	17.31%	15.06%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.42% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona Global Bond ETF (FWDB)

The AdvisorShares Madrona Global Bond ETF (NYSE Arca: FWDB) lost -2.37% on an NAV basis and -2.63% on a Market Price basis versus a gain of +1.86% for the Barclays Capital U.S. Aggregate Bond Index.

It is our belief that inflation is not directly correlated to the interest rate investors are willing to pay for Government bonds. Inflation generally occurs when there is a shortage of cash type investments available, demand is outpacing supply, and companies are at or near capacity. None of these factors currently contribute to an inflationary environment. Many Advisors and broad based bond funds have shied away from any bonds other than short or ultra-short duration bonds. We believe there is opportunity for yield while not going too far out on the bond maturity timeline.

In addition, investors may decide to taper back the purchase of the type of bonds that are most prevalent in most bond indexes. When the artificial demand for these bonds is removed, there could be a selling environment. It is our belief that any such sell-off by bond holders will require that investors find other investment alternatives. Assuming bond investors won’t stay idle, or flock to equities, we believe an opportunity exists. That opportunity is the transfer of investments from Government bonds to other bond categories such as corporates, high-yields, bank notes, emerging markets, preferred bonds, etc. This fund is well represented with these alternative categories of bonds.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona Global Bond ETF NAV	-1.50%	-1.97%	-1.14%	-2.37%	2.10%	2.95%
AdvisorShares Madrona Global Bond ETF Market Price**	-1.54%	-2.01%	-1.29%	-2.63%	2.10%	2.94%
Barclays Capital U.S. Aggregate Bond Index	-1.09%	-1.68%	-0.10%	1.86%	1.83%	3.05%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.53% and the net expense ratio is 1.41%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.95%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Madrona International ETF (FWDI)

The AdvisorShares Madrona International ETF (NYSE Arca: FWDI) lost -5.06% on an NAV basis and -4.82% on a Market Price basis compared to a decline of -4.22% for the MSCI EAFE Index.

As a result of the rebound in Emerging Markets, our research now points to similarly attractive valuations in Emerging Market positions and their Developed Market counterparts. Based on current average foreign valuations, we believe FWDI by nature is positioned to take advantage of opportunities across the International equity space, while maintaining a broad mix of holdings across both developed and emerging markets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 21, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/21/2011
AdvisorShares Madrona International ETF NAV	-2.40%	3.13%	7.58%	-5.06%	11.27%	3.90%
AdvisorShares Madrona International ETF Market Price**	-2.37%	2.71%	7.46%	-4.82%	11.16%	3.88%
MSCI EAFE Index (Net)	-2.83%	0.62%	5.52%	-4.22%	11.97%	5.93%
BNY Mellon Classic ADR Index	-2.72%	1.32%	5.98%	-4.24%	10.51%	4.59%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.55% and the net expense ratio is 1.25%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Meidell Tactical Advantage ETF (MATH)

The AdvisorShares Meidell Tactical Advantage ETF (NYSE Arca: MATH) gained 3.52% on a Market Price basis and 3.47% on an NAV basis for the year ending June 30, 2015, while the S&P 500 Index rose 7.42% over the same period. Over the past twelve months, the relative performance of the S&P 500 Index has illustrated the changes in investor behavior over this period. In the second half of 2014, U.S. large cap stocks outperformed other U.S. asset classes, as investors became more risk averse following the growing expectation that the Federal Reserve would end quantitative easing by October of last year.

Another challenge for MATH during the second half of 2014 was the Ebola panic during the September to October time frame. Due to the steepness of the stock market’s decline and rebound in such a short period of time, MATH’s quantitative methodology kept it from experiencing the stock market’s sharp loss in value, but was unable to capture much of the early rebound due to the trend-following nature of MATH’s methodology.

As 2014 was coming to a close, small cap stocks began to outperform. This was largely a function of the strengthening U.S. dollar, which investors interpreted as a drag on large multi-national corporations who export goods overseas. The MATH portfolio increased its allocation to small cap stocks in late 2014 and participated in the rally that followed through June of 2015. In early 2015, foreign stocks began outperforming, as the European Central Bank declared its plans for a quantitative easing program. For the first five (5) months of 2015 MATH’s allocation to U.S. small cap and foreign stocks lifted the Fund ahead of most broad U.S. market indexes, but by mid-June of 2015, concerns of Greece defaulting on their loan to the IMF and potentially exiting the European Union, caused MATH shares to underperform the S&P 500 Index.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period June 23, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 6/23/2011
AdvisorShares Meidell Tactical Advantage ETF NAV	-1.72%	-0.64%	2.46%	3.47%	7.63%	5.79%
AdvisorShares Meidell Tactical Advantage ETF Market Price**	-1.72%	-0.64%	3.11%	3.52%	7.13%	5.79%
S&P 500 Index	-1.94%	0.28%	1.23%	7.42%	17.31%	14.88%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.27% and the net expense ratio is 1.50%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Morgan Creek Global Tactical ETF (GTAA)

The AdvisorShares Morgan Creek Global Tactical ETF (NYSE Arca: GTAA) returned -3.52% on a Market Price basis and -3.59% on a NAV basis from July 1, 2014 through June 30, 2015 as compared to 7.42% for the S&P 500. Morgan Creek Capital Management began sub advising for GTAA on July 28, 2014. It has returned -3.60% on a Market Price basis and -3.52% on a NAV basis from July 28, 2014 to June 30, 2015 as compared to 6.32% for the S&P 500 and -0.84% for a composite index consisting of 25% MSCI ACWI Index, 25% Barclays Aggregate Bond Index, 25% Bloomberg Commodity Index, and 25% DXY Index.

Although GTAA underperformed the S&P 500 in the second half of calendar year 2014, its return in the first half of calendar year 2015 kept pace with the index until June when Chinese markets sold off materially. The Fund’s modified approach of investing across asset classes has kept the volatility low while providing the ability to invest in uncorrelated opportunities.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 26, 2010* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 10/25/2010
AdvisorShares Morgan Creek Global Tactical ETF NAV	-3.94%	-3.41%	-1.44%	-3.59%	2.92%	0.98%
AdvisorShares Morgan Creek Global Tactical ETF Market Price**	-4.02%	-3.34%	1.20%	-3.52%	2.97%	0.96%
S&P 500 Index	-1.94%	0.28%	1.23%	7.42%	17.31%	14.99%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.60% and the net expense ratio is 1.61%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One can not invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Newfleet Multi-Sector Income ETF (MINC)

The AdvisorShares Newfleet Multi-Sector Income Fund (NYSE Arca: MINC) returned 0.95% on a Market Price Basis during the fiscal year ending June 30, 2015 compared to a gain of 1.86% for the Barclays Capital U.S. Aggregate Bond Index. During the fiscal year the Fund’s short duration relative to the benchmark in a declining rate environment detracted from performance. Over the last 12 months, yields increased on the short end of the U.S. Treasury curve and decreased on the long end. Overall the yield curve flattened.

The Fund’s allocation to the structured finance sectors (CMBS, non-agency residential mortgage-backed (RMBS), and asset-backed (ABS)) continues to play an important role in the Fund. Valuations remain attractive in the areas in which we invest, and this segment of the market offers diversification to sectors more sensitive to global macro fears. In addition, it offers diversification to the corporate credit allocation within the portfolio. Our consumer focus within ABS has been beneficial as the U.S. consumer continues to show the ability to lift the U.S. economy. CMBS has benefited from the strengthening U.S. economy and demand for U.S. real estate; underlying commercial real estate fundamentals remain strong and for the most part are not hurt by low oil prices. RMBS benefits from the continuing improvement in the housing market.

High beta sectors such as corporate high yield and bank loans contributed to the Fund’s positive performance. Both benefited from investors’ higher risk appetite and reach for yield. The corporate high yield sector has performed well in an environment where rates have backed up. The sector has benefited from continued positive fundamentals (including low defaults), demand for yield (including strong demand from foreign investors), good relative value, and overall strength in U.S. risk assets. Issue selection within high yield also has contributed positively to performance. High yield bank loans, too, have performed well in a rising rate environment. The sector also has outperformed as a result of continued favorable technicals (due to demand from Collateralized Loan Obligation (CLO) issuance, lower loan fund outflows, and low net issuance), positive fundamentals (including low defaults), demand for yield, good relative value, and strength in U.S. risk assets.

Within the corporate investment grade sector the Fund’s overweight to BBB rated securities benefitted performance as they outperformed the broader corporate investment grade index.

We are constructive on sectors with a yield advantage to U.S. Treasuries as credit fundamentals remain positive and spreads remain at attractive levels. With positive fundamentals such as low defaults and good interest coverage, modest demand for fixed income by investors, and a supportive environment for fixed income, spread sectors continue to offer attractive investment opportunities to investors searching for total return and yield. Some of the specific sectors where we see value are higher quality corporate high yield, out-of-index/off-the-run asset-backed securities, high yield bank loans, new issue corporate investment grade and selective emerging market sovereigns.

Over the fiscal year, we continued to invest cash from inflows and sale proceeds, primarily focusing on the addition of higher quality bank loans, corporate high yield bonds, corporate high quality bonds and asset backed securities. We have continued to overweight spread sectors, seeking to take advantage of higher yields and wider spreads.

The Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

An Asset Backed Security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities. For investors, asset-backed securities are an alternative to investing in corporate debt.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

A Collateralized Loan Obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans.

Spread is the difference between the bid and the ask price of a security or asset.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 19, 2013* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 3/19/2013
AdvisorShares Newfleet Multi-Sector Income ETF NAV	-0.22%	0.22%	1.34%	1.04%	1.84%
AdvisorShares Newfleet Multi-Sector Income ETF Market Price**	-0.26%	0.08%	1.11%	0.95%	1.80%
Barclays Capital U.S. Aggregate Bond Index	-1.09%	-1.68%	-0.10%	1.86%	1.71%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.84% and the net expense ratio is 0.76%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Pacific Asset Enhanced Floating Rate ETF (FLRT)

The AdvisorShares Pacific Asset Enhanced Floating Rate ETF (NYSE Arca: FLRT) earned a total return 0.47% (NAV) and 0.62% (Market Price) for the three months ending June 30, 2015, and has provided return of 0.71% (Market Price) and 0.47% (NAV) since inception. For the three months ending June 30, 2015, the Credit Suisse Institutional Leveraged Loan Index (CSILLI) was up 0.98%, with the S&P/LSTA 100 Index returning -0.09%. This underperformance was attributed to FLRT’s exposure to specific sectors, including metals/minerals, utilities and consumer durables. Utilities and metals/minerals lagged the Index and the underperformance was due to declining coal and iron ore prices.

We continue to hold higher-rated, more liquid loans within FLRT. We believe they will continue to strike the best balance among limited rate sensitivity, attractive income and reasonable default risk. The portfolio also maintains a significant exposure to non-bank loan assets, primarily through lower-than-average duration high yield bonds.

FLRT dynamically utilizes Total Return Swaps to add incremental bank loan credit risk to the fund. We believe that, over time, investors will benefit from having a modestly levered exposure to the bank loan market. Our ETF risk committee has targeted leverage equivalent to up to 20% of the assets of the fund. Due to the relative value of leverage available, we’ve elected to hold the leverage component closer to 10% of the size of the fund currently.

A Total Return Swap is a swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

A Bank Loan is a loan or a line of credit expended to a corporation from a traditional bank.

Leverage is the amount of debt used to finance a firm’s assets.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period February 18, 2015* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Since Inception 2/18/2015
AdvisorShares Pacific Asset Enhanced Floating Rate ETF NAV	-0.52%	0.47%	0.47%
AdvisorShares Pacific Asset Enhanced Floating Rate ETF Market Price**	-0.50%	0.62%	0.71%
S&P/LSTA U.S. Leveraged Loan 100 Index	-0.86%	-0.09%	0.38%
S&P 500 Index	-1.94%	0.28%	-1.02%
U.S. OE Bank Loan Index	-0.47%	0.57%	1.29%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.16% and the net expense ratio is 1.10%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.10%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to track the market-weighted performance of the largest institutional leveraged loans based on market weightings, spreads and interest payments. One cannot invest directly in an index.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

Bank Loan: funds that invest primarily in floating-rate bank loans instead of bonds. In exchange for their credit risk, they offer high interest payments that typically float above a common short-term benchmark.

ADVISORSHARES TRUST
AdvisorShares Peritus High Yield ETF (HYLD)

The AdvisorShares Peritus High Yield ETF (NYSE Arca: HYLD) returned -16.88% during fiscal year ending June 30, 2015 on a market price basis and -16.82% on a NAV basis, compared to a return of -0.40% for the Barclays Capital U.S. Corporate High Yield Index. Our underperformance relative to the index was caused largely by our energy exposure during the final quarter of 2014. Based on the research we had done and our in-depth understanding of the energy market, we had made a strategic allocation to the this sector during 2014, and we, like most of the market, were surprised by the swiftness and severity of the decline in oil prices in the latter half of 2014 and into early 2015. No one, including us, projected a 50% decline in oil prices, especially given that global energy markets were merely in a slight over-supply situation and demand was still growing. Another related factor that had an impact on the portfolio was the decision we had made to include dividend paying equities in the portfolio, many of them in the energy space. During 2014, in an effort to protect income and, in several cases, execute on our energy thesis, we had decided to include selective master limited partnerships (MLPs) and dividend paying equities in the portfolio. While this did serve to protect income and provide what we saw as attractive yield, it did introduce an additional level of volatility to the portfolios, especially as we saw the swift decline in oil prices.

As 2015 began and the reality of low oil prices was evident for the time being, we cut our energy holdings by more than half of what it was when we exited 2014, though this didn’t mean we eliminated all of our energy exposure. We are still long term believers that oil prices will have to rise from here, but that may take the better part of a year to happen. Additionally, during the first half of calendar 2015 we eliminated our equity positions. While our intention with purchasing dividend equities was to protect the fund’s yield and take advantage of various yield-bearing opportunities within the company’s entire capital structure, the latter part of 2014 and early 2015 demonstrated that these equities produced excessive volatility within the fund. As of the end of the fiscal year, we have exited our equity positions and do not intend to undertake further equity investments at this time. Finally we are taking steps to broaden out our portfolio in terms of the number of holdings, including adding some more recognizable and highly liquid names that are more familiar to our market makers but still meet our investment criteria. For more detail about our strategy behind these changes within the portfolio, see our recent piece “The Past, Present and Future,” as well as our “Mid-Year Update,” both found on the HYLD website (http://hyld.advisorshares.com).

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 1, 2010* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 12/1/2010
AdvisorShares Peritus High Yield ETF NAV	-1.40%	0.05%	0.41%	-16.82%	2.21%	3.72%
AdvisorShares Peritus High Yield ETF Market Price**	-1.38%	0.37%	2.51%	-16.88%	2.14%	3.68%
Barclays U.S. Corporate High Yield Index	-1.49%	0.00%	2.53%	-0.40%	6.81%	7.57%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.18%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays U.S. Corporate High Yield Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non investment grade debt. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Pring Turner Business Cycle ETF (DBIZ)

The AdvisorShares Pring Turner Business Cycle ETF (NYSE Arca: DBIZ) finished -12.50% on a market price basis and -12.42% on a NAV basis for the year ending June 30, 2015. In comparison, the S&P 500 was up 7.42%. DBIZ is a multi-asset, active allocation fund with holdings in bonds, stocks, commodity and cash and may exhibit less volatile than the S&P 500. Since inception, DBIZ’s portfolio volatility (Beta = 0.53) is significantly lower than the S&P 500’s (Beta = 1.0).

DBIZ has a pro-active asset allocation and sector rotation strategy designed to adapt to the ever-changing economy and financial markets. During the course of a typical business cycle, the three main asset classes: bonds, stocks and commodities move through favorable and unfavorable periods. This results in six turning points or “Stages,” each of which offers a different environment for optimum asset allocation. DBIZ is designed as a core total return multi-asset fund for conservative investors.

As of June 2015 our proprietary business cycle stage work resides in “Stage 2”, a part of the cycle that typically favors stocks and disfavors inflation sensitive commodities. The current environment is in stark contrast to a year ago when inflation was picking up and natural resource themes were leading the market higher. For instance, energy and metals sectors were strong going into the Fall of 2014 when oil and other commodities abruptly started a precipitous decline and hurt fund performance. Over a period of several months late in 2014, DBIZ was re-positioned with broader diversification by sector. Currently, the fund has its largest sector weightings in Financials, Technology, Staples and Consumer Discretionary stocks. For now, inflation sensitive areas are de-emphasized in the fund. The current strategy for the fixed income side of the portfolio is to keep a relatively low bond allocation and use a short/intermediate term bond ladder approach to help protect against higher interest rates.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period December 18, 2012* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 12/18/2012
AdvisorShares Pring Turner Business Cycle ETF NAV	-3.27%	-1.45%	-2.10%	-12.42%	1.08%
AdvisorShares Pring Turner Business Cycle ETF Market Price**	-3.24%	-1.38%	-2.03%	-12.50%	1.09%
S&P 500 Index	-1.94%	0.28%	1.23%	7.42%	17.47%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.74% and the net expense ratio is 1.68%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.49%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares QAM Equity Hedge ETF (QEH)

The AdvisorShares QAM Equity Hedge ETF (NYSE: Arca: QEH) incepted on August 7, 2012. For the period ending 6/30/2015 QEH has returned 6.00% on a Net Asset Value annualized basis and 6.01% on a Market Price annualized basis since inception. For the one year period ending 6/30/2015 QEH returned 1.48% on an NAV basis and 1.60% on a Market Price basis. Performance in the fund was slightly behind our benchmark, the HFRI Equity Hedge (Total) Index, but was still within the range of expectations for the strategy.

The Fund utilizes a fundamental and quantitative investment process to estimate the aggregate net market exposures of a large universe of long/short equity hedge funds defined by the HFRI Equity Hedge (Total) Index. The Fund’s sub-advisor has fundamentally identified over 25 groups of long/short equity hedge fund managers within the Index and utilizes a factor based system to attempt to identify the net exposures for each group. The sub-advisor believes that by replicating the net exposures of each group, over time the Fund’s return will closely track that of the index.

In the year ended June 2015, we believe dominant performance of the US equity markets has begun to fade against its global counterparts. The moderately net exposed global portfolio for QEH partially participated in the gains while doing so with a lower beta to the S&P 500. Throughout the year, there was a tug of war between a friendly low interest rate environment and unfriendly geopolitical situations ranging from Russia and Ukraine to Greece and the European Union. In addition, the concerns of a slowdown in China weighed on markets. As the markets bounced up and down, our models indicated that the universe of long/short equity hedge fund managers, in aggregate, kept their net exposures in a fairly tight band around 60% net long. Within economic sectors, Information Technology was the largest allocation followed by Healthcare, Financials and Consumer Discretionary. Net exposure to North America remained the largest geographic exposure, however during the year exposures to developed Non-U.S., emerging, and frontier markets were rising.

QEH is a diversified and moderately net exposed portfolio providing a lower volatility approach to global equity markets that we believe can produce superior risk adjusted returns over time.

A long position is the purchase of an investment with the expectation that it will rise in value.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period August 7, 2012* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 8/7/2012
AdvisorShares QAM Equity Hedge ETF NAV	-1.41%	0.49%	2.39%	1.48%	6.00%
AdvisorShares QAM Equity Hedge ETF Market Price**	-0.80%	0.60%	3.30%	1.60%	6.01%
HFRI Equity Hedge (Total) Index	-0.75%	2.01%	4.05%	2.59%	N/A ***

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 3.12% and the net expense ratio is 2.16%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.50%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.
***	Benchmark performance available on a month-end basis only. For the period 8/31/2012 through 6/30/2015, the HFRI Equity Hedge Index returned 8.35%.

The HFRI Equity Hedge Index is a fund-weighted index of select hedge funds focusing on Equity Hedge strategies. Equity Hedge investing consists of a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Ranger Equity Bear ETF (HDGE)

The AdvisorShares Ranger Equity Bear ETF (NYSE Arca: HDGE) returned -7.72% on a Market Price basis and -7.64% on an NAV basis from July 1, 2014 through June 30, 2015 compared to +7.42% for the S&P 500 Index. As a short-only investment vehicle HDGE seeks to outperform peers and relevant benchmarks on a relative basis during bull markets. During down markets and/or highly volatile market conditions characterized by fear and uncertainty, HDGE seeks to generate positive results and outperform peers and relevant benchmarks on both a relative and absolute basis.

Performance was driven by a mid-capitalization growth exposure allocated to stocks not in the S&P 500 Index and to some extent several large capitalization holdings. The fund remained nearly fully invested over the entire 12 month period in aggressive growth stocks despite equity markets pushing to new highs.

The valuation of market indices on a price/revenue basis is at a multi-decade high. Sentiment among both professional and individual investors has reached extremes on numerous occasions over the past 12 months. The percentage of unprofitable IPOs reached a 25-year high over the past 12 months. In addition, household liquidity has turned down while margin leverage has increased. As a result, the fund managers have maintained an aggressive short position for the fund.

A short position is the sale of a borrowed investment with the expectation that it will decline in value.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 27, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 1/27/2011
AdvisorShares Ranger Equity Bear ETF NAV	0.74%	-1.80%	-5.14%	-7.64%	-22.45%	-17.14%
AdvisorShares Ranger Equity Bear ETF Market Price**	0.65%	-1.89%	-4.98%	-7.72%	-22.46%	-17.14%
S&P 500 Index	-1.94%	0.28%	1.23%	7.42%	17.31%	13.47%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 2.92%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Sage Core Reserves ETF (HOLD)

The AdvisorShares Sage Core Reserves ETF (NYSE Arca: HOLD) returned 0.00% for the year ending June 30, 2015 on a NAV basis. The Barclays 1 – 3 Month U.S. Treasury Bill Index, a common short-term benchmark, in contrast returned 0.01% over the same period.

During the 12 months ending June 30 2015, fixed income investors experienced significant volatility of credit spreads and interest rates. Changing Fed policy contributed to volatility as the Federal Reserve ended its QE3 asset-purchase program in October 2014, and has more recently shifted its communications to manage expectations toward tighter monetary policy in the future.

Despite record monetary policy stimulus in the US and worldwide, economic growth and inflation have remained stubbornly low. The US unemployment rate fell from 6.3% to 5.5% over the same period. As of June 30, US GDP growth and CPI (year-over-year) were 2.9% and 0%, respectively. The 10-year Treasury yield began the period at 2.53%, dropped below 2% and ended the period at 2.35%. Investment-grade credit spreads began the period at 0.96% and ended it at 1.37%.

During this time of turbulence we have maintained a high-quality, defensive fixed income allocation with average portfolio duration hovering slightly above half a year, including short futures positions. We maintained broad diversification through exposure to assets in the US government, corporate, mortgage-backed and asset-backed sectors, among others.

Credit Spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

The Short Futures position is an unlimited profit, unlimited risk position that can be entered by the futures speculator to profit from a fall in the price of the underlying.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period January 14, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 1/14/2014
AdvisorShares Sage Core Reserves ETF NAV	-0.03%	0.07%	0.24%	0.00%	0.07%
AdvisorShares Sage Core Reserves ETF Market Price**	-0.03%	0.08%	0.26%	0.00%	0.09%
Barclays 1 – 3 Month U.S. Treasury Bill Index	0.00%	0.00%	0.01%	0.01%	0.02%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 0.73% and the net expense ratio is 0.35%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.35%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays 1 – 3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. The Barclays Treasury Bill Index is an unmanaged index considered representative of the performance of the U.S. Treasury Bill issued by the U.S. Government. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares STAR Global Buy-Write ETF (VEGA)

The AdvisorShares STAR Global Buy-Write ETF (NYSE Arca: VEGA) gained 1.49% for the year ending June 30, 2015 on a Market Price basis and 1.60% on an NAV basis. By comparison, VEGA’s Policy Benchmark* gained 1.98% over the same period.

In addition, for the year VEGA achieved a beta of just under 0.60 versus the S&P 500.

VEGA is a broadly diversified ETF that includes other asset classes beyond the S&P 500, such as, individual equities, foreign developed and emerging market equities, global bonds and domestic fixed-income. We believe that VEGA, over full market cycles, can provide its benefit in declining markets by harnessing volatility in the form of earned option premiums from covered calls and cash-secured puts, and utilizing cash as a strategic asset intended to be reinvested when levels of implied volatility on its constituent ETFs is higher than average.

Typically, VEGA will benefit from volatile markets while participating less in strongly trending markets.

VEGA differs from other strictly formulaic BuyWrite funds in several ways, notably:

1.	Invests in a global “go anywhere” portfolio
2.	Invests in fixed-income as well as equity securities
3.	Adjusts the percent covered of the underlying positions, depending on the current volatility regime, which allows for more appreciation potential when volatility is high.
4.	Engages in “volatility-based reinvestment” by redeploying strategic cash reserves when volatility is high and prices are lower.
5.	Uses protective puts as a tactical overlay

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), a model that calculates the expected return of an asset based on its beta and expected market returns.

A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason hold the asset long and simultaneously have a short position via the option to generate income from the option premium.

An investor who employs a cash-secured put writes a put contract, and at the same time deposits in his brokerage account the full cash amount for a possible purchase of underlying shares. The purpose of depositing this cash is to ensure that it’s available should the investor be assigned on the short put position and be obligated to purchase shares at the put’s strike price. While the cash is on deposit it may generally be invested in short-term, interest-bearing instruments.

*	VEGA’s Policy Benchmark comprises a 37.5% weighting to the MSCI World Index, 37.5% to the CBOE BuyWrite Index and 25% to the Barclays’ Intermediate Government/Credit Index.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period September 17, 2012* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 9/17/2012
AdvisorShares STAR Global Buy-Write ETF NAV	-1.63%	-0.11%	0.49%	1.60%	2.55%
AdvisorShares STAR Global Buy-Write ETF Market Price**	-1.63%	0.07%	0.60%	1.49%	2.56%
MSCI World Index (Net)	-2.33%	0.31%	2.63%	1.43%	11.91%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.94% and the net expense ratio is 2.00%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.85%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares Sunrise Global Multi-Strategy ETF (MULT)

The AdvisorShares Sunrise Global Multi-Strategy ETF (NASDAQ: MULT) returned a -2.61% on a Market Price basis and -2.58% on an NAV basis from inception through June 30th, 2015 as compared to 7.92% for the Barclays Hedge BTOP50 Index.

During the period in question, generally positive equity futures, bond futures and ETF trading results were undercut by sub-optimal currency future trading results. The primary culprit for the currency challenges was an inordinate amount of short term price vacillation, particularly in the case of the Swiss franc which since a series of unexpected interventionary moves by the Swiss monetary authorities in January 2015, has demonstrated unprecedented volatility swings that seasoned investors such as Sunrise have not seen in more than three decades of trading. Overall, the diversified nature of the total MULT portfolio muted the effects of currency challenges to some degree but the product’s outcome to date was nonetheless undermined.

Looking forward Sunrise would expect the MULT portfolio to achieve even better balance and would expect the strategy to begin to gain traction across global equity, bond and currency markets, particularly if those markets begin to demonstrate more defined patterns of directional volatility as opposed to what have been largely “whippy” markets since MULT’s July 2014 inception.

Futures are a financial contract obligating the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 8, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	Since Inception 7/8/2014
AdvisorShares Sunrise Global Multi-Strategy ETF NAV	-0.12%	-0.62%	-2.37%	-2.58%
AdvisorShares Sunrise Global Multi-Strategy ETF Market Price**	-0.38%	-0.54%	-0.21%	-2.61%
Barclay Hedge BTOP50 Index	-0.46%	-1.85%	1.51%	7.92%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.47% and the net expense ratio is 1.89%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.75%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares TrimTabs Float Shrink ETF (TTFS)

In the past fiscal year, the S&P 500 Index gained 7.42%, while the Russell 3000 Index rose 7.29%. The AdvisorShares TrimTabs Float Shrink ETF (NYSE Arca: TTFS) outperformed both broad-market indices with a total return of 12.06% net of all fees. During the first half of 2015, the fund advanced 3.11%, more than double the return of the S&P 500 Index (1.23%), while outperforming the Russell 3000 Index by 1.17%. If we look back further, TTFS has established a 23.13% lead in cumulative performance versus the S&P 500 Index since its inception on October 4, 2011.

In the first six months of 2015, new stock buyback authorizations, which contribute over 20% to total earnings growth, have already exceeded full-year totals for 2008, 2009, 2010, and 2012. The float shrink strategy we manage further serves to differentiate companies using free cash flow to repurchase stocks from those that use debt.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period October 4, 2011* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 10/4/2011
AdvisorShares TrimTabs Float Shrink ETF NAV	-1.66%	-0.47%	3.11%	12.06%	20.59%	23.78%
AdvisorShares TrimTabs Float Shrink ETF Market Price**	-1.72%	-0.50%	3.09%	11.99%	20.49%	23.78%
Russell 3000 Index	-1.67%	0.14%	1.94%	7.29%	17.73%	20.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.16% and the net expense ratio is 0.99%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 0.99%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (AADR)

The AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (NYSE Arca: AADR) returned +0.36% from July 1, 2014 to the period ended June 30, 2015, outperforming the MSCI EAFE Index which returned -4.22%. Importantly, AADR delivered a positive return in a down year.

While our bottom-up structural biases (underweight Financials & Telecom, overweight Tech & Health Care) were a tailwind overall, the majority of our outperformance was driven by positive stock selection. The vast majority of AADR’s outperformance for the fiscal year ended June 30, 2014 was driven by stock selection, which was positive in each of the last four quarters.

Noting once more that there are indeed environments — such as the first half of last year — that are hostile to AADR’s approach, we’re pleased to report that we’ve had four successive quarters of “good” conditions. There was no artificial size distinction (in ACWI ex US, Small outperformed Large, but just barely), but there was an unambiguous distinction in favor of profitability: higher ROE outperformed lower ROE.

What we wrote nine months ago still holds true: “. . . mean reversion alone should benefit AADR over the next couple of years.” This seems to have gone as hoped and should continue for awhile longer. But best of all it reinforces our conviction that turmoil in the world creates exciting new investment opportunities and refocuses the market on structurally high-quality businesses (those with growing moats and strong long-term tailwinds) rather than mediocre businesses benefitting from temporary/cyclical phenomena.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period July 21, 2010* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	3 Year	Since Inception 7/21/2010
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF NAV	-3.20%	0.76%	5.28%	0.36%	11.19%	9.93%
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF Market Price**	-3.37%	0.58%	4.93%	0.19%	11.13%	9.88%
MSCI EAFE Index (Net)	-2.83%	0.62%	5.52%	-4.22%	11.97%	8.57%
BNY Mellon Classic ADR Index TR	-2.72%	1.32%	5.98%	-4.24%	10.51%	7.26%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.69% and the net expense ratio is 1.27%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. One cannot invest directly in an index.

The BNY Mellon Classic ADR Index combines the over the counter (OTC) traded ADRs with exchange-listed ADRs bringing transparency to the available universe of American Depositary Receipts, including those issued by many of the world’s premier companies. One cannot invest directly in an index.

ADVISORSHARES TRUST
AdvisorShares YieldPro ETF (YPRO)

The AdvisorShares YieldPro ETF (NASDAQ: YPRO) provided a total Market Price return of -5.20% and an NAV return of -4.92% over the twelve-month period ending June 30, 2015. This compares to the Barclays Capital U.S. Aggregate Bond Index, which returned 1.86% over the same time period.

We have written in the past about the excesses we were observing in a variety of markets, most specifically the loan and high yield markets. We believed that the market was underpricing a variety of risks, including but not limited to, the risks of a rise in interest rates, a resurgence of the European debt crisis, and a potential liquidity crisis in the high yield market and the loan market.

On May 18, 2015, the Sub-Advisor appointed new portfolio managers for YPRO. The new managers implemented several changes to YPRO’s portfolio, including: common stock holdings which were replaced with bonds; High yield bond holdings were reduced from 30% to 20%; the average effective duration of the bond holdings was reduced from 8 years to 3.3 years; and interest rate risk would be managed by targeted maturity management, as opposed to through the use of active hedging strategies, which had been the case prior to May 2015.

As of June 30th, YPRO’s portfolio was 100% invested in domestic fixed income securities and cash equivalents. As of that date, we evaluated the risk of holding longer-term maturity fixed income securities as relatively high. As a result, we targeted a duration of 3.25 years. The only longer-term holdings in the portfolio, as of June 30th, consisted of a 15% allocation to the municipal bond market. Historically, municipals have tended to be less volatile than other segments of the longer-term bond market. Credit risk is also managed with targeted holdings. As of June 30, YPRO was targeting 20% in the high-yield sector with a specific maturity target of less than 5 years. 81% of the YPRO portfolio was invested in investment grade securities. We intend to continue to watch the Fund’s exposure to high yield bonds, as high yield bonds have historically been highly correlated with equity market volatility.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

HYPOTHETICAL GROWTH OF $10,000 INVESTMENT
For the period March 4, 2014* to June 30, 2015

HISTORICAL PERFORMANCE
Total Return as of June 30, 2015

	1 Month	3 Month	Year to Date	1 Year	Since Inception 3/4/2014
AdvisorShares YieldPro ETF NAV	-0.50%	-1.52%	-1.76%	-4.92%	-2.32%
AdvisorShares YieldPro ETF Market Price**	-0.63%	-1.69%	-1.68%	-5.20%	-2.45%
Barclays Capital U.S. Aggregate Bond Index	-1.09%	-1.68%	-0.10%	1.86%	2.95%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Returns shown include the reinvestment of all dividends and other distributions. Index returns do not include expenses. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) and net expense ratio is 1.51%. (Actual expenses can be referenced in the Financial Highlights section later in this report.) The Fund’s advisor has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund’s expenses from exceeding 1.25%. Returns less than one year are not annualized. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance, please call 1-877-843-3831.

*	Commencement of operations.
**	The price used to calculate market return (“Market Price”) is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times. Total returns are calculated using the daily 4:00 pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from the Fund.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index considered representative of the performance of the U.S. investment grade bond market. One cannot invest directly in an index.

ADVISORSHARES TRUST

Shareholder Expense Examples

As a shareholder of the Fund, you incur transaction cost and ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an initial investment of $1,000 invested at January 1, 2015 and held for the period ended June 30, 2015.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses attributable to your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses for the period. You may use this information to compare the ongoing costs of investing in the Funds and other ETF funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Accuvest Global Long Short ETF
Actual	$1,000.00	$991.00	1.50%	$7.40
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Athena High Dividend ETF
Actual	$1,000.00	$946.60	0.99%	$4.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares EquityPro ETF
Actual	$1,000.00	$1,020.00	1.25%	$6.26
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Gartman Gold/Euro ETF
Actual	$1,000.00	$1,059.70	0.65%	$3.32
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares Gartman Gold/Yen ETF
Actual	$1,000.00	$1,006.10	0.65%	$3.23
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26
AdvisorShares Global Echo ETF
Actual	$1,000.00	$998.90	1.50%	$7.43
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Madrona Domestic ETF
Actual	$1,000.00	$1,017.10	1.25%	$6.25
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Madrona Global Bond ETF
Actual	$1,000.00	$988.60	0.95%	$4.68
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.08	0.95%	$4.76
AdvisorShares Madrona International ETF
Actual	$1,000.00	$1,075.80	1.25%	$6.43
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Meidell Tactical Advantage ETF
Actual	$1,000.00	$1,024.60	1.35%	$6.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.10	1.35%	$6.76
AdvisorShares Morgan Creek Global Tactical ETF
Actual	$1,000.00	$985.60	1.25%	$6.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares Newfleet Multi-Sector Income ETF
Actual	$1,000.00	$1,013.40	0.75%	$3.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
AdvisorShares Pacific Asset Enhanced Floating Rate ETF(2)
Actual	$1,000.00	1,004.70	1.10%	$3.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	1,019.34	1.10%	$5.51
AdvisorShares Peritus High Yield ETF
Actual	$1,000.00	$1,004.10	1.27%	$6.31
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.50	1.27%	$6.36
AdvisorShares Pring Turner Business Cycle ETF
Actual	$1,000.00	$979.00	1.49%	$7.31
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.41	1.49%	$7.45

ADVISORSHARES TRUST

Shareholder Expense Examples (continued)

Fund Name	Beginning Account Value 1/1/2015	Ending Account Value 6/30/2015	Annualized Expense Ratio for the Period(1)	Expenses Paid
AdvisorShares QAM Equity Hedge ETF
Actual	$1,000.00	$1,023.90	1.50%	$7.53
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,017.36	1.50%	$7.50
AdvisorShares Ranger Equity Bear ETF
Actual	$1,000.00	$948.60	1.65%	$7.97
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.61	1.65%	$8.25
AdvisorShares Sage Core Reserves ETF
Actual	$1,000.00	$1,002.40	0.35%	$1.74
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
AdvisorShares STAR Global Buy-Write ETF
Actual	$1,000.00	$1,004.90	1.85%	$9.20
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,015.62	1.85%	$9.25
AdvisorShares Sunrise Global Multi-Strategy ETF
Actual	$1,000.00	$976.30	1.75%	$8.58
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,016.12	1.75%	$8.75
AdvisorShares TrimTabs Float Shrink ETF
Actual	$1,000.00	$1,031.10	0.99%	$4.99
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.89	0.99%	$4.96
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF
Actual	$1,000.00	$1,052.80	1.25%	$6.36
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,018.60	1.25%	$6.26
AdvisorShares YieldPro ETF
Actual	$1,000.00	$982.40	1.11%	$5.46
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,019.29	1.11%	$5.56

(1)	Expense ratios reflect expense caps through the period ended June 30, 2015.
(2)	Fund commenced operations on February 18, 2015. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 132/365 (to reflect commencement of operation).

ADVISORSHARES ACCUVEST GLOBAL LONG SHORT ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 78.1%
Equity Fund — 78.1%
Deutsche X-trackers MSCI Germany Hedged Equity ETF	20,450	$513,295
Deutsche X-trackers MSCI Japan Hedged Equity ETF(a)	28,371	1,185,340
First Trust Large Cap Core AlphaDEX Fund(a)	59,411	2,723,401
iShares Core S&P 500 ETF(a)	4,590	951,140
iShares MSCI China ETF(a)	28,805	1,614,232
iShares MSCI Hong Kong ETF(a)	65,154	1,469,874
iShares MSCI Israel Capped ETF(a)	18,819	967,861
iShares MSCI South Korea Capped ETF	6,200	341,682
iShares MSCI Sweden ETF(a)	21,137	671,522
iShares MSCI Taiwan ETF	26,233	413,957
Total Exchange Traded Funds (Cost $11,054,011)		10,852,304
MONEY MARKET FUND — 18.7%
Dreyfus Cash Management — Investor Class, 0.00%(b) (Cost $2,591,519)	2,591,519	2,591,519
Total Investments — 96.8% (Cost $13,645,530)		13,443,823
Other Assets in Excess of Liabilities — 3.2%		448,572
Net Assets — 100.0%		$13,892,395

ETF — Exchange Traded Fund

(a)	All or a portion of this security has been segregated as collateral for swap contracts. The aggregate market value of the collateral posted was $5,615,680 which includes cash in the amount of $367,724 as of June 30, 2015.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	78.1%
Money Market Fund	18.7
Total Investments	96.8
Other Assets in Excess of Liabilities	3.2
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2015:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iShares MSCI Austria Capped ETF	(43,200)	(4.75)%	6/08/2017	$(711,081)	$(694,603)	$16,478
iShares MSCI Brazil Capped ETF	(21,380)	(0.99)	6/08/2017	(701,050)	(714,131)	(13,081)
iShares MSCI Chile Capped ETF	(35,545)	(2.00)	6/08/2017	(1,406,110)	(1,376,208)	29,902
iShares MSCI Indonesia ETF	(29,053)	(3.99)	6/08/2017	(712,089)	(683,931)	28,158
iShares MSCI Malaysia ETF	(110,815)	(0.99)	6/08/2017	(1,397,377)	(1,360,500)	36,877
iShares MSCI Mexico Capped ETF	(12,082)	(0.99)	6/08/2017	(697,131)	(695,470)	1,661
iShares MSCI Singapore ETF	(54,225)	(1.24)	6/08/2017	(691,911)	(691,941)	(30)
iShares MSCI Switzerland Capped ETF	(20,060)	(1.74)	6/08/2017	(708,519)	(673,826)	34,693
Net Unrealized Appreciation						$134,658

Morgan Stanley acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA HIGH DIVIDEND ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 99.3%
Agriculture — 2.0%
Philip Morris International, Inc.	3,869	$310,178
Banks — 2.7%
Banco de Chile (Chile)(a)(b)	6,175	406,809
Chemicals — 5.7%
Braskem SA (Brazil)(b)	51,307	444,319
Sociedad Quimica y Minera de Chile SA (Chile)(b)	26,624	426,516
Total Chemicals		870,835
Commercial Services — 2.1%
Macquarie Infrastructure Corp.	3,887	321,183
Electric — 9.3%
Brookfield Infrastructure Partners LP	9,630	429,787
CPFL Energia SA (Brazil)(a)(b)	49,422	605,419
Huaneng Power International, Inc. (China)(a)(b)	7,373	389,147
Total Electric		1,424,353
Engineering & Construction — 1.9%
Grupo Aeroportuario del Pacifico SAB de CV (Mexico)(b)	4,156	284,644
Internet — 2.9%
SouFun Holdings Ltd. (China)(a)(b)	52,197	438,977
Investment Companies — 2.6%
Prospect Capital Corp.	53,610	395,106
Iron/Steel — 3.3%
Vale SA (Brazil)(a)(b)	84,486	497,623
Lodging — 2.2%
Las Vegas Sands Corp.	6,328	332,663
Oil & Gas — 11.9%
CNOOC Ltd. (China)(b)	2,823	400,640
Ecopetrol SA (Colombia)(a)(b)	46,096	611,233
LinnCo LLC	37,237	351,890
Sasol Ltd. (South Africa)(b)	12,269	454,689
Total Oil & Gas		1,818,452
Pipelines — 12.8%
Energy Transfer Partners LP	8,633	450,642
Kinder Morgan, Inc.	7,668	294,375
MarkWest Energy Partners LP	6,071	342,283
NGL Energy Partners LP(a)	8,415	255,227
ONEOK Partners LP	7,254	246,636
ONEOK, Inc.	9,400	371,112
Total Pipelines		1,960,275

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Private Equity — 6.8%
Apollo Global Management LLC, Class A	13,533	$299,756
Carlyle Group LP (The)	16,543	465,686
KKR & Co. LP	11,911	272,166
Total Private Equity		1,037,608
Real Estate Investment Trusts — 11.9%
Communications Sales & Leasing, Inc.	11,043	272,983
Digital Realty Trust, Inc.	5,021	334,800
Geo Group, Inc. (The)	12,070	412,311
Lamar Advertising Co., Class A	5,153	296,194
Senior Housing Properties Trust	28,376	498,000
Total Real Estate Investment Trusts		1,814,288
Telecommunications — 14.5%
AT&T, Inc.	9,852	349,943
CenturyLink, Inc.	13,162	386,700
Frontier Communications Corp.(a)	53,062	262,657
Telecom Argentina SA (Argentina)(b)	28,583	514,207
Verizon Communications, Inc.	6,077	283,249
Windstream Holdings, Inc.	64,556	411,867
Total Telecommunications		2,208,623
Toys/Games/Hobbies — 2.4%
Mattel, Inc.	14,461	371,503
Transportation — 2.0%
Golar LNG Ltd. (Bermuda)	6,573	307,616
Water — 2.3%
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)(b)	68,265	353,613
Total Common Stocks (Cost $16,162,136)		15,154,349
MONEY MARKET FUND — 0.5%
Goldman Sachs Financial Square Fund, 0.11%(c) (Cost $80,184)	80,184	80,184
REPURCHASE AGREEMENTS — 13.1%(d)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $300,081, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $306,082)	$300,080	300,080

See accompanying Notes to Financial Statements.

ADVISORSHARES ATHENA HIGH DIVIDEND ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $465,625, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $474,938)	$465,624	$465,624
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $465,626, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $474,937)	465,624	465,624
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $465,625, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $474,936)	465,624	465,624
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $303,579, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $309,650)	303,578	303,578
Total Repurchase Agreements (Cost $2,000,530)		2,000,530
Total Investments — 112.9% (Cost $18,242,850)		17,235,063
Liabilities in Excess of Other Assets — (12.9)%		(1,970,311)
Net Assets — 100.0%		$15,264,752

LP — Limited Partnership

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,960,360; the aggregate market value of the collateral held by the fund is $2,035,998. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $35,468.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2015.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	2.0%
Banks	2.7
Chemicals	5.7
Commercial Services	2.1
Electric	9.3
Engineering & Construction	1.9
Internet	2.9
Investment Companies	2.6
Iron/Steel	3.3
Lodging	2.2
Oil & Gas	11.9
Pipelines	12.8
Private Equity	6.8
Real Estate Investment Trusts	11.9
Telecommunications	14.5
Toys/Games/Hobbies	2.4
Transportation	2.0
Water	2.3
Money Market Fund	0.5
Repurchase Agreements	13.1
Total Investments	112.9
Liabilities in Excess of Other Assets	(12.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES EQUITYPRO ETF
Schedule of Investments

June 30, 2015

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 97.6%
Equity Fund — 97.6%
Alerian MLP ETF(a)	47,274	$735,583
Energy Select Sector SPDR Fund	10,015	752,727
Guggenheim S&P 500 Equal Weight Consumer Staples ETF(a)	21,774	2,303,471
Guggenheim S&P 500 Pure Growth ETF(a)	42,586	3,456,706
Health Care Select Sector SPDR Fund	13,222	983,585
Industrial Select Sector SPDR Fund(a)	27,986	1,512,923
iShares MSCI EAFE ETF	23,405	1,485,983
PowerShares Dynamic Pharmaceuticals Portfolio(a)	20,495	1,605,578
SPDR S&P World ex-US ETF	34,414	967,722
Technology Select Sector SPDR Fund	86,999	3,601,759
Vanguard Total International Stock ETF	26,002	1,308,681
Total Exchange Traded Funds (Cost $19,335,273)		18,714,718
MONEY MARKET FUND — 2.4%
Wells Fargo Advantage Government Money Market Fund — Institutional Class, 0.01%(b) (Cost $464,567)	464,567	464,567
REPURCHASE AGREEMENTS — 12.3%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $353,684, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $360,757)	$353,683	353,683
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $548,800, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $559,776)	548,798	548,798
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $548,800, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $559,774)	548,798	548,798

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $548,799, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $559,774)	$548,798	$548,798
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $357,803, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $364,958)	357,802	357,802
Total Repurchase Agreements (Cost $2,357,879)		2,357,879
Total Investments — 112.3% (Cost $22,157,719)		21,537,164
Liabilities in Excess of Other Assets — (12.3)%		(2,358,229)
Net Assets — 100.0%		$19,178,935

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,305,926; the aggregate market value of the collateral held by the fund is $2,357,879.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	97.6%
Money Market Fund	2.4
Repurchase Agreements	12.3
Total Investments	112.3
Liabilities in Excess of Other Assets	(12.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/EURO ETF
Schedule of Investments (Consolidated)†

June 30, 2015

Investments	Shares	Value
MONEY MARKET FUND — 65.8%
BNY Mellon Cash Reserve, 0.01% (Cost $11,026,789)	11,026,789	$11,026,789
Total Investments — 65.8% (Cost $11,026,789)		11,026,789
Other Assets in Excess of Liabilities — 34.2%		5,731,066
Net Assets — 100.0%		$16,757,855

Futures contracts outstanding as of June 30, 2015:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2015	Unrealized Appreciation (Depreciation)
EURO Currency	Interactive Brokers LLC	September 2015	(124)	$(17,559,557)	$(17,291,800)	$267,757
Gold 100 Oz.	Interactive Brokers LLC	August 2015	149	17,714,954	17,459,820	(255,134)
						$12,623

Cash posted as collateral to broker for futures contracts was $5,757,933 at June 30, 2015.

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

ADVISORSHARES GARTMAN GOLD/YEN ETF
Schedule of Investments (Consolidated)†

June 30, 2015

Investments	Shares	Value
MONEY MARKET FUND — 67.2%
BNY Mellon Cash Reserve, 0.01% (Cost $15,460,955)	15,460,955	$15,460,955
Total Investments — 67.2% (Cost $15,460,955)		15,460,955
Other Assets in Excess of Liabilities — 32.8%		7,560,698
Net Assets — 100.0%		$23,021,653

Futures contracts outstanding as of June 30, 2015:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2015	Unrealized Appreciation (Depreciation)
Gold 100 Oz.	Interactive Brokers LLC	August 2015	206	$24,480,016	$24,139,080	$(340,936)
Japanese Yen Currency	Interactive Brokers LLC	September 2015	(237)	(24,173,417)	(24,240,656)	(67,239)
						$(408,175)

Cash posted as collateral from broker for futures contracts was $7,591,526 at June 30, 2015.

†	The Consolidated Schedule of Investments included the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 67.0%
Apparel — 1.7%
Hanesbrands, Inc.	900	$29,988
NIKE, Inc., Class B	260	28,085
VF Corp.	1,081	75,389
Total Apparel		133,462
Auto Parts & Equipment — 1.2%
Johnson Controls, Inc.	1,923	95,246
Total Auto Parts & Equipment		95,246
Banks — 2.7%
Northern Trust Corp.	1,224	93,587
PNC Financial Services Group, Inc. (The)	949	90,772
Tompkins Financial Corp.	499	26,806
Total Banks		211,165
Beverages — 0.6%
Reed's, Inc.*(a)	7,660	47,722
Biotechnology — 2.7%
Amgen, Inc.	331	50,815
Illumina, Inc.*	603	131,671
Isis Pharmaceuticals, Inc.*(a)	581	33,437
Total Biotechnology		215,923
Building Materials — 0.9%
Geberit AG (Switzerland)(b)	546	18,286
Masco Corp.	1,988	53,020
Total Building Materials		71,306
Chemicals — 3.2%
Air Products & Chemicals, Inc.	265	36,260
Minerals Technologies, Inc.	930	63,361
Novozymes A/S (Denmark)(b)	3,128	148,549
Total Chemicals		248,170
Commercial Services — 2.8%
Automatic Data Processing, Inc.	870	69,800
Korn/Ferry International	775	26,947
MasterCard, Inc., Class A	890	83,197
Where Food Comes From, Inc.*	15,971	42,004
Total Commercial Services		221,948
Computers — 3.0%
Apple, Inc.	920	115,391
EMC Corp.	2,793	73,707
Hewlett-Packard Co.	663	19,897
Stratasys Ltd. (Israel)*(a)	848	29,621
Total Computers		238,616
Cosmetics/Personal Care — 1.4%
Estee Lauder Cos., Inc. (The), Class A	480	41,597
Procter & Gamble Co. (The)	870	68,069
Total Cosmetics/Personal Care		109,666

Investments	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services — 3.1%
Ameriprise Financial, Inc.	694	$86,701
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,653	33,143
MarketAxess Holdings, Inc.	312	28,944
Stifel Financial Corp.*	1,580	91,230
Total Diversified Financial Services		240,018
Electronics — 0.8%
Rogers Corp.*	293	19,379
Waters Corp.*	326	41,852
Total Electronics		61,231
Energy — Alternate Sources — 0.5%
Enphase Energy, Inc.*(a)	5,300	40,333
Environmental Control — 1.4%
Tomra Systems ASA (Norway)(b)	11,638	107,302
Total Environmental Control		107,302
Food — 4.2%
Boulder Brands, Inc.*	3,040	21,098
Kroger Co. (The)	1,038	75,265
Nestle SA (Switzerland)(b)	576	41,564
Sprouts Farmers Market, Inc.*	2,001	53,987
SunOpta, Inc.*	5,918	63,500
Unilever PLC (United Kingdom)(b)	950	40,812
WhiteWave Foods Co. (The)*	628	30,697
Total Food		326,923
Healthcare — Products — 2.9%
Becton, Dickinson and Co.	274	38,812
Boston Scientific Corp.*	4,064	71,933
Hologic, Inc.*	2,224	84,645
Sirona Dental Systems, Inc.*	325	32,637
Total Healthcare — Products		228,027
Healthcare — Services — 0.3%
Amedisys, Inc.*	504	20,024
Home Furnishings — 0.7%
Dorel Industries, Inc., Class B (Canada)	2,013	54,217
Household Products/Wares — 0.7%
Church & Dwight Co., Inc.	651	52,816
Insurance — 0.7%
Voya Financial, Inc.	1,220	56,693
Internet — 2.0%
F5 Networks, Inc.*	446	53,676
FireEye, Inc.*(a)	900	44,019
Google, Inc., Class A*	105	56,704
Total Internet		154,399
Lodging — 0.3%
Interval Leisure Group, Inc.	1,090	24,907

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Machinery — Diversified — 2.2%
Rockwell Automation, Inc.	574	$71,543
Wabtec Corp.	278	26,199
Xylem, Inc.	2,031	75,289
Total Machinery — Diversified		173,031
Miscellaneous Manufacturing — 3.5%
3M Co.	155	23,917
AO Smith Corp.	400	28,792
AptarGroup, Inc.	1,248	79,585
CLARCOR, Inc.	400	24,896
Illinois Tool Works, Inc.	272	24,967
Ingersoll-Rand PLC (Ireland)	770	51,913
Raven Industries, Inc.	2,069	42,063
Total Miscellaneous Manufacturing		276,133
Packaging & Containers — 0.7%
Sealed Air Corp.	1,070	54,977
Pharmaceuticals — 4.7%
Cardinal Health, Inc.	795	66,502
Johnson & Johnson	565	55,065
Novartis AG (Switzerland)(b)	930	91,455
Perrigo Co. PLC (Ireland)	419	77,444
Teva Pharmaceutical Industries Ltd. (Israel)(b)	1,328	78,484
Total Pharmaceuticals		368,950
Real Estate — 2.0%
CBRE Group, Inc., Class A*	1,878	69,486
Jones Lang LaSalle, Inc.	534	91,314
Total Real Estate		160,800
Retail — 5.1%
Chipotle Mexican Grill, Inc.*	78	47,189
Costco Wholesale Corp.	480	64,829
CVS Health Corp.	1,039	108,969
Kingfisher PLC (United Kingdom)(b)	3,750	40,950
Starbucks Corp.	1,100	58,977
Target Corp.	1,065	86,936
Total Retail		407,850
Semiconductors — 4.3%
Broadcom Corp., Class A	744	38,309
Intel Corp.	693	21,078
IPG Photonics Corp.*(a)	776	66,096
NXP Semiconductors NV (Netherlands)*	726	71,292
QUALCOMM, Inc.	1,111	69,582
Xilinx, Inc.	1,544	68,183
Total Semiconductors		334,540

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Software — 2.6%
Adobe Systems, Inc.*	993	$80,443
Fiserv, Inc.*	1,198	99,230
Microsoft Corp.	534	23,576
Total Software		203,249
Telecommunications — 2.0%
Cisco Systems, Inc.	900	24,714
LogMeIn, Inc.*	506	32,632
Sierra Wireless, Inc. (Canada)*(a)	2,824	70,204
Telenor ASA (Norway)(b)	436	28,604
Total Telecommunications		156,154
Transportation — 1.1%
Canadian National Railway Co. (Canada)	684	39,501
CSX Corp.	660	21,549
FedEx Corp.	141	24,026
Total Transportation		85,076
Water — 1.0%
American States Water Co.	1,020	38,137
American Water Works Co., Inc.	255	12,401
Severn Trent PLC (United Kingdom)(a)(b)	970	31,742
Total Water		82,280
Total Common Stocks (Cost $4,775,907)		5,263,154
ASSET BACKED SECURITIES — 14.9%
SBA, 4.08%, 07/25/38@	$127,652	148,113
SBA, 4.15%, 02/25/39@	171,679	198,564
SBAP, Class 1, Series 2009-20H, 4.45%, 08/01/29	180,027	196,752
SBAP, Class 1, Series 2010-20A, 4.38%, 01/01/30	141,428	154,274
SBAP, Class 1, Series 2010-20B, 4.14%, 02/01/30	273,792	297,817
U.S. SBA, Class 1, Series 2010-10A, 4.11%, 03/10/20	166,591	174,859
Total Asset Backed Securities (Cost $1,169,020)		1,170,379
MUNICIPAL BOND — 3.8%
Allegheny County Residential Finance Authority, 0.16%, 11/01/35@ (Cost $300,000)	300,000	300,000

See accompanying Notes to Financial Statements.

ADVISORSHARES GLOBAL ECHO ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares/ Principal	Value
U.S. GOVERNMENT AGENCY SECURITIES — 10.1%
Federal National Mortgage Association, 3.76%, 05/01/43	339,677	$348,845
Government National Mortgage Association, Class AC, Series 2011-109, 3.25%, 04/16/43	250,000	256,726
Government National Mortgage Association, Class AE, Series 2015-41, 2.90%, 09/16/56	189,637	191,699
Total U.S. Government Agency Securities (Cost $819,493)		797,270
MONEY MARKET FUNDS — 4.1%
Fidelity Institutional Money Market Government Portfolio — Class I, 0.01%(c)	185,920	185,920
Fidelity Institutional Money Market Portfolio — Institutional Class, 0.01%(c)	138,772	138,772
Total Money Market Funds (Cost $324,692)		324,692
REPURCHASE AGREEMENT — 2.3%(d)
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $179,837, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $183,433) (Cost $179,836)	$179,836	179,836
Total Investments — 102.2% (Cost $7,568,948)		8,035,331
Liabilities in Excess of Other Assets — (2.2)%		(176,459)
Net Assets — 100.0%		$7,858,872

PLC — Public Limited Company

*	Non-income producing security.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2015.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $280,465; the aggregate market value of the collateral held by the fund is $287,035. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $107,199.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2015.
(d)	Collateral received from broker for securities lending was invested in this short-term investment.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	1.7%
Asset Backed Securities	14.9
Auto Parts & Equipment	1.2
Banks	2.7
Beverages	0.6
Biotechnology	2.7
Building Materials	0.9
Chemicals	3.2
Commercial Services	2.8
Computers	3.0
Cosmetics/Personal Care	1.4
Diversified Financial Services	3.1
Electronics	0.8
Energy – Alternate Sources	0.5
Environmental Control	1.4
Food	4.2
Healthcare – Products	2.9
Healthcare – Services	0.3
Home Furnishings	0.7
Household Products/Wares	0.7
Insurance	0.7
Internet	2.0
Lodging	0.3
Machinery – Diversified	2.2
Miscellaneous Manufacturing	3.5
Municipal	3.8
Packaging & Containers	0.7
Pharmaceuticals	4.7
Real Estate	2.0
Retail	5.1
Semiconductors	4.3
Software	2.6
Telecommunications	2.0
Transportation	1.1
U.S. Government Agency Securities	10.1
Water	1.0
Money Market Fund	4.1
Repurchase Agreements	2.3
Total Investments	102.2
Liabilities in Excess of Other Assets	(2.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 99.0%
Advertising — 0.4%
Interpublic Group of Cos., Inc. (The)	4,397	$84,730
Omnicom Group, Inc.	432	30,020
Total Advertising		114,750
Aerospace/Defense — 1.1%
Boeing Co. (The)	458	63,534
General Dynamics Corp.	312	44,207
Harris Corp.	80	6,153
L-3 Communications Holdings, Inc.	88	9,977
Lockheed Martin Corp.	353	65,623
Northrop Grumman Corp.	226	35,850
Raytheon Co.	389	37,220
Rockwell Collins, Inc.	452	41,742
United Technologies Corp.	438	48,587
Total Aerospace/Defense		352,893
Agriculture — 0.7%
Altria Group, Inc.	734	35,900
Archer-Daniels-Midland Co.	2,141	103,240
Philip Morris International, Inc.	173	13,869
Reynolds American, Inc.	743	55,472
Total Agriculture		208,481
Airlines — 1.6%
American Airlines Group, Inc.	4,050	161,737
Delta Air Lines, Inc.	4,320	177,466
Southwest Airlines Co.	4,636	153,405
Total Airlines		492,608
Apparel — 1.3%
Hanesbrands, Inc.	2,716	90,497
Michael Kors Holdings Ltd.*	3,068	129,132
NIKE, Inc., Class B	399	43,100
Ralph Lauren Corp.	434	57,444
Under Armour, Inc., Class A*(a)	332	27,702
VF Corp.	708	49,376
Total Apparel		397,251
Auto Manufacturers — 1.5%
Ford Motor Co.	12,453	186,919
General Motors Co.	5,575	185,815
PACCAR, Inc.	1,539	98,204
Total Auto Manufacturers		470,938
Auto Parts & Equipment — 1.3%
BorgWarner, Inc.	1,880	106,859
Delphi Automotive PLC (United Kingdom)	1,853	157,672
Johnson Controls, Inc.	2,971	147,154
Total Auto Parts & Equipment		411,685

Investments	Shares	Value
COMMON STOCKS (continued)
Banks — 5.1%
Bank of America Corp.	5,727	$97,474
Bank of New York Mellon Corp. (The)	4,003	168,006
BB&T Corp.	1,972	79,491
Capital One Financial Corp.	742	65,274
Citigroup, Inc.	3,564	196,875
Comerica, Inc.	717	36,796
Fifth Third Bancorp	1,658	34,520
Goldman Sachs Group, Inc. (The)	346	72,241
Huntington Bancshares, Inc.	4,385	49,594
JPMorgan Chase & Co.	689	46,687
KeyCorp	2,359	35,432
M&T Bank Corp.	998	124,680
Morgan Stanley	5,001	193,989
Northern Trust Corp.	724	55,357
PNC Financial Services Group, Inc. (The)	380	36,347
Regions Financial Corp.	3,635	37,659
State Street Corp.	565	43,505
SunTrust Banks, Inc.	3,797	163,347
US Bancorp	776	33,678
Wells Fargo & Co.	782	43,980
Total Banks		1,614,932
Beverages — 0.7%
Brown-Forman Corp., Class B	175	17,532
Coca-Cola Co. (The)	357	14,005
Coca-Cola Enterprises, Inc.	272	11,816
Constellation Brands, Inc., Class A	333	38,635
Dr Pepper Snapple Group, Inc.	421	30,691
Keurig Green Mountain, Inc.	718	55,019
Molson Coors Brewing Co., Class B	114	7,958
Monster Beverage Corp.*	270	36,185
PepsiCo, Inc.	181	16,895
Total Beverages		228,736
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc.*	659	119,127
Amgen, Inc.	379	58,184
Biogen, Inc.*	286	115,527
Celgene Corp.*	1,608	186,102
Gilead Sciences, Inc.	1,843	215,779
Regeneron Pharmaceuticals, Inc.*	80	40,810
Total Biotechnology		735,529

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Building Materials — 0.7%
Martin Marietta Materials, Inc.	645	$91,275
Masco Corp.	2,999	79,983
Vulcan Materials Co.	438	36,761
Total Building Materials		208,019
Chemicals — 3.5%
Air Products & Chemicals, Inc.	515	70,467
Airgas, Inc.	390	41,254
CF Industries Holdings, Inc.	3,080	197,983
Dow Chemical Co. (The)	654	33,465
E.I. du Pont de Nemours & Co.	472	30,184
Eastman Chemical Co.	1,643	134,430
Ecolab, Inc.	487	55,065
FMC Corp.	751	39,465
International Flavors & Fragrances, Inc.	296	32,350
LyondellBasell Industries NV, Class A	345	35,714
Monsanto Co.	661	70,456
Mosaic Co. (The)	4,072	190,774
PPG Industries, Inc.	340	39,005
Praxair, Inc.	358	42,799
Sherwin-Williams Co. (The)	261	71,780
Sigma-Aldrich Corp.	93	12,960
Total Chemicals		1,098,151
Coal — 0.0%**
CONSOL Energy, Inc.(a)	628	13,653
Commercial Services — 3.1%
ADT Corp. (The)(a)	707	23,734
Automatic Data Processing, Inc.	353	28,321
Cintas Corp.	514	43,479
Equifax, Inc.	400	38,836
H&R Block, Inc.	2,645	78,424
MasterCard, Inc., Class A	978	91,423
McGraw Hill Financial, Inc.	663	66,598
Moody’s Corp.	414	44,695
Quanta Services, Inc.*	4,749	136,867
Robert Half International, Inc.	2,333	129,482
Total System Services, Inc.	1,390	58,060
United Rentals, Inc.*	1,845	161,660
Western Union Co. (The)	3,236	65,788
Total Commercial Services		967,367
Computers — 3.6%
Accenture PLC, Class A (Ireland)	398	38,518
Apple, Inc.	1,306	163,806
Cognizant Technology Solutions Corp., Class A*	2,114	129,144
Computer Sciences Corp.	952	62,489
EMC Corp.	4,564	120,444

Investments	Shares	Value
COMMON STOCKS (continued)
Computers (continued)
Hewlett-Packard Co.	1,016	$30,490
International Business Machines Corp.	882	143,466
NetApp, Inc.	4,273	134,856
SanDisk Corp.	2,285	133,033
Seagate Technology PLC (Ireland)	1,344	63,840
Teradata Corp.*(a)	1,048	38,776
Western Digital Corp.	871	68,304
Total Computers		1,127,166
Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co.	289	18,903
Estee Lauder Cos., Inc. (The), Class A	327	28,338
Procter & Gamble Co. (The)	250	19,560
Total Cosmetics/Personal Care		66,801
Distribution/Wholesale — 0.9%
Fastenal Co.	2,042	86,132
Fossil Group, Inc.*(a)	1,684	116,802
Genuine Parts Co.	413	36,976
W.W. Grainger, Inc.	199	47,093
Total Distribution/Wholesale		287,003
Diversified Financial Services — 6.0%
Affiliated Managers Group, Inc.*	707	154,550
Alliance Data Systems Corp.*	436	127,286
American Express Co.	1,883	146,347
Ameriprise Financial, Inc.	1,464	182,897
BlackRock, Inc.	264	91,339
Charles Schwab Corp. (The)	3,268	106,700
CME Group, Inc.	442	41,133
Discover Financial Services	1,630	93,921
E*TRADE Financial Corp.*	5,057	151,457
Franklin Resources, Inc.	1,990	97,570
Intercontinental Exchange, Inc.	624	139,533
Invesco Ltd.	3,015	113,032
Legg Mason, Inc.	3,451	177,830
NASDAQ OMX Group, Inc. (The)	1,422	69,408
T. Rowe Price Group, Inc.	1,325	102,992
Visa, Inc., Class A	1,382	92,801
Total Diversified Financial Services		1,888,796
Electric — 1.5%
AES Corp. (The)	2,149	28,496
Ameren Corp.	794	29,918
American Electric Power Co., Inc.	320	16,950
CMS Energy Corp.	860	27,382
Consolidated Edison, Inc.	188	10,881
Dominion Resources, Inc.	318	21,265
DTE Energy Co.	246	18,361

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Electric (continued)
Duke Energy Corp.	229	$16,172
Edison International	228	12,672
Eversource Energy	569	25,838
Exelon Corp.	456	14,328
NextEra Energy, Inc.	251	24,606
Pepco Holdings, Inc.	819	22,064
PG&E Corp.	686	33,682
Pinnacle West Capital Corp.	370	21,049
PPL Corp.	483	14,234
Public Service Enterprise Group, Inc.	570	22,390
SCANA Corp.	398	20,159
Southern Co. (The)	331	13,869
Talen Energy Corp.*	60	1,030
TECO Energy, Inc.	1,414	24,971
WEC Energy Group, Inc.	564	25,363
Xcel Energy, Inc.	614	19,759
Total Electric		465,439
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	1,126	61,682
Emerson Electric Co.	685	37,970
Total Electrical Components & Equipment		99,652
Electronics — 2.4%
Agilent Technologies, Inc.	984	37,963
Allegion PLC (Ireland)	539	32,415
Amphenol Corp., Class A	485	28,115
Corning, Inc.	2,728	53,823
FLIR Systems, Inc.	3,746	115,453
Garmin Ltd. (Switzerland)	994	43,666
Honeywell International, Inc.	717	73,112
PerkinElmer, Inc.	833	43,849
TE Connectivity Ltd. (Switzerland)	1,390	89,377
Thermo Fisher Scientific, Inc.	768	99,656
Tyco International PLC	2,374	91,352
Waters Corp.*	278	35,690
Total Electronics		744,471
Engineering & Construction — 0.7%
Fluor Corp.	2,157	114,343
Jacobs Engineering Group, Inc.*	2,914	118,366
Total Engineering & Construction		232,709
Environmental Control — 0.3%
Republic Services, Inc.	374	14,650
Stericycle, Inc.*	317	42,449
Waste Management, Inc.	523	24,241
Total Environmental Control		81,340

Investments	Shares	Value
COMMON STOCKS (continued)
Food — 1.6%
Campbell Soup Co.	233	$11,102
ConAgra Foods, Inc.	963	42,102
General Mills, Inc.	347	19,335
Hershey Co. (The)	378	33,578
Hormel Foods Corp.	396	22,323
JM Smucker Co. (The)	203	22,007
Kellogg Co.	205	12,854
Kraft Foods Group, Inc.	165	14,048
Kroger Co. (The)	542	39,300
McCormick & Co., Inc.	350	28,333
Mondelez International, Inc., Class A	888	36,532
Safeway, Inc PDC, LLC CVR.	447	22
Safeway, Inc SCRP.	447	454
Sysco Corp.	860	31,046
Tyson Foods, Inc., Class A	3,943	168,090
Whole Foods Market, Inc.	757	29,856
Total Food		510,982
Forest Products & Paper — 0.5%
International Paper Co.	3,047	145,007
Gas — 0.2%
AGL Resources, Inc.	157	7,310
CenterPoint Energy, Inc.	540	10,276
NiSource, Inc.	540	24,619
Sempra Energy	304	30,077
Total Gas		72,282
Hand/Machine Tools — 0.3%
Snap-on, Inc.	376	59,878
Stanley Black & Decker, Inc.	386	40,623
Total Hand/Machine Tools		100,501
Healthcare – Products — 2.1%
Baxter International, Inc.	440	30,769
Becton Dickinson and Co.	285	40,370
Boston Scientific Corp.*	2,303	40,763
C.R. Bard, Inc.	240	40,968
Danaher Corp.	1,175	100,569
DENTSPLY International, Inc.	704	36,291
Edwards Lifesciences Corp.*	308	43,868
Henry Schein, Inc.*	261	37,093
Intuitive Surgical, Inc.*	72	34,884
Medtronic PLC	453	33,567
Patterson Cos., Inc.	875	42,569
St. Jude Medical, Inc.	640	46,765
Stryker Corp.	392	37,463
Varian Medical Systems, Inc.*	408	34,407
Zimmer Biomet Holdings, Inc.	628	68,597
Total Healthcare – Products		668,943

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Services — 3.2%
Aetna, Inc.	839	$106,939
Anthem, Inc.	562	92,247
Cigna Corp.	1,027	166,373
DaVita HealthCare Partners, Inc.*	482	38,305
HCA Holdings, Inc.*	1,794	162,751
Humana, Inc.	424	81,103
Laboratory Corp. of America Holdings*	836	101,340
Quest Diagnostics, Inc.	1,160	84,123
Tenet Healthcare Corp.*	704	40,748
UnitedHealth Group, Inc.	677	82,594
Universal Health Services, Inc., Class B	378	53,714
Total Healthcare – Services		1,010,237
Home Builders — 0.8%
D.R. Horton, Inc.	5,449	149,085
Lennar Corp., Class A	1,456	74,314
PulteGroup, Inc.	1,427	28,754
Total Home Builders		252,153
Home Furnishings — 1.2%
Harman International Industries, Inc.	1,293	153,789
Leggett & Platt, Inc.	1,039	50,579
Whirlpool Corp.	1,033	178,761
Total Home Furnishings		383,129
Household Products/Wares — 0.3%
Avery Dennison Corp.	738	44,974
Clorox Co. (The)	158	16,435
Kimberly-Clark Corp.	202	21,406
Total Household Products/Wares		82,815
Housewares — 0.1%
Newell Rubbermaid, Inc.	1,075	44,193
Insurance — 6.9%
ACE Ltd. (Switzerland)	1,083	110,119
Aflac, Inc.	953	59,277
Allstate Corp. (The)	1,284	83,293
American International Group, Inc.	2,577	159,310
Aon PLC	1,073	106,957
Assurant, Inc.	631	42,277
Berkshire Hathaway, Inc., Class B*	289	39,336
Chubb Corp. (The)	1,076	102,371
Genworth Financial, Inc., Class A*	14,034	106,237
Hartford Financial Services Group, Inc. (The)	4,044	168,109

Investments	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Lincoln National Corp.	2,957	$175,113
Marsh & McLennan Cos., Inc.	1,501	85,107
MetLife, Inc.	2,875	160,971
Principal Financial Group, Inc.	2,987	153,203
Progressive Corp. (The)	1,647	45,836
Prudential Financial, Inc.	2,242	196,219
Torchmark Corp.	1,171	68,176
Travelers Cos., Inc. (The)	1,012	97,820
Unum Group	4,882	174,531
XL Group PLC (Ireland)	954	35,489
Total Insurance		2,169,751
Internet — 3.0%
eBay, Inc.*	1,151	69,336
Expedia, Inc.	844	92,291
F5 Networks, Inc.*	1,178	141,773
Facebook, Inc., Class A*	1,520	130,363
Google, Inc., Class A*	223	120,429
Google, Inc., Class C*	236	122,840
Priceline Group, Inc. (The)*	90	103,623
Symantec Corp.	1,285	29,876
TripAdvisor, Inc.*	1,034	90,103
VeriSign, Inc.*(a)	776	47,895
Total Internet		948,529
Iron/Steel — 0.3%
Allegheny Technologies, Inc.	1,644	49,649
Nucor Corp.	843	37,151
Total Iron/Steel		86,800
Leisure Time — 1.8%
Carnival Corp. (Panama)	4,063	200,672
Harley-Davidson, Inc.	2,782	156,766
Royal Caribbean Cruises Ltd. (Liberia)	2,804	220,646
Total Leisure Time		578,084
Lodging — 0.6%
Marriott International, Inc., Class A(a)	901	67,025
Starwood Hotels & Resorts Worldwide, Inc.	239	19,381
Wyndham Worldwide Corp.	611	50,047
Wynn Resorts Ltd.	632	62,359
Total Lodging		198,812
Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	466	39,526
Joy Global, Inc.(a)	1,738	62,916
Total Machinery – Construction & Mining		102,442

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Machinery – Diversified — 1.3%
Cummins, Inc.	1,057	$138,669
Deere & Co.	588	57,065
Flowserve Corp.	1,761	92,734
Rockwell Automation, Inc.	331	41,256
Roper Industries, Inc.	264	45,529
Xylem, Inc.	1,085	40,221
Total Machinery – Diversified		415,474
Media — 4.6%
Cablevision Systems Corp., Class A	911	21,809
CBS Corp., Class B	2,312	128,316
Comcast Corp., Class A	2,053	123,467
DIRECTV*	586	54,375
Discovery Communications, Inc., Class A*(a)	5,217	173,518
Discovery Communications, Inc., Class C*	5,578	173,364
Gannett Co., Inc.*	485	6,785
News Corp., Class A*	1,351	19,711
Nielsen N.V.	2,189	98,002
Scripps Networks Interactive, Inc., Class A	1,177	76,940
TEGNA, Inc.	970	31,108
Time Warner Cable, Inc.	237	42,226
Time Warner, Inc.	1,846	161,359
Twenty-First Century Fox, Inc., Class A	4,225	137,503
Viacom, Inc., Class B	2,370	153,197
Walt Disney Co. (The)	577	65,859
Total Media		1,467,539
Metal Fabricate/Hardware — 0.3%
Precision Castparts Corp.	532	106,331
Mining — 0.7%
Alcoa, Inc.	4,426	49,350
Freeport-McMoRan, Inc.	7,996	148,885
Newmont Mining Corp.	944	22,052
Total Mining		220,287
Miscellaneous Manufacturing — 2.2%
3M Co.	246	37,958
Dover Corp.	841	59,021
Eaton Corp. PLC (Ireland)	1,110	74,914
General Electric Co.	1,327	35,258
Illinois Tool Works, Inc.	447	41,030
Ingersoll-Rand PLC (Ireland)	1,483	99,984
Pall Corp.	393	48,909
Parker-Hannifin Corp.	741	86,201
Pentair PLC (United Kingdom)	954	65,588

Investments	Shares	Value
COMMON STOCKS (continued)
Miscellaneous Manufacturing (continued)
Textron, Inc.	3,111	$138,843
Total Miscellaneous Manufacturing		687,706
Office/Business Equipment — 0.8%
Pitney Bowes, Inc.	6,188	128,772
Xerox Corp.	11,715	124,648
Total Office/Business Equipment		253,420
Oil & Gas — 1.9%
Cabot Oil & Gas Corp.	549	17,315
Devon Energy Corp.	104	6,187
EQT Corp.	406	33,024
Marathon Petroleum Corp.	1,602	83,801
Newfield Exploration Co.*	286	10,330
Phillips 66	1,096	88,294
Range Resources Corp.	108	5,333
Tesoro Corp.	2,055	173,463
Valero Energy Corp.	3,070	192,182
Total Oil & Gas		609,929
Oil & Gas Services — 0.4%
FMC Technologies, Inc.*	539	22,363
Halliburton Co.	888	38,246
Schlumberger Ltd.	608	52,404
Total Oil & Gas Services		113,013
Packaging & Containers — 0.6%
Ball Corp.	654	45,878
MeadWestvaco Corp.	579	27,323
Owens-Illinois, Inc.*	3,174	72,812
Sealed Air Corp.	895	45,985
Total Packaging & Containers		191,998
Pharmaceuticals — 4.1%
Abbott Laboratories	843	41,374
AbbVie, Inc.	2,398	161,122
Allergan PLC*	589	178,738
AmerisourceBergen Corp.	651	69,227
Bristol-Myers Squibb Co.	403	26,816
Cardinal Health, Inc.	514	42,996
Eli Lilly & Co.	481	40,159
Endo International PLC*	532	42,374
Express Scripts Holding Co.*(a)	1,321	117,490
Hospira, Inc.*	389	34,508
Johnson & Johnson	250	24,365
Mallinckrodt PLC (Ireland)*	1,529	179,993
McKesson Corp.	622	139,832
Mead Johnson Nutrition Co.	311	28,058
Merck & Co., Inc.	491	27,953
Mylan NV*	1,303	88,422

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Perrigo Co. PLC (Ireland)	242	$44,729
Pfizer, Inc.	448	15,021
Total Pharmaceuticals		1,303,177
Pipelines — 0.1%
Kinder Morgan, Inc.	319	12,246
Spectra Energy Corp.	279	9,095
Williams Cos., Inc. (The)	322	18,480
Total Pipelines		39,821
Real Estate — 0.2%
CBRE Group, Inc., Class A*	1,868	69,116
Real Estate Investment Trust — 0.8%
American Tower Corp.	331	30,879
AvalonBay Communities, Inc.	56	8,953
Equinix, Inc.	98	24,892
Equity Residential	122	8,561
General Growth Properties, Inc.	315	8,083
HCP, Inc.	243	8,862
Health Care REIT, Inc.	124	8,138
Host Hotels & Resorts, Inc.	598	11,858
Iron Mountain, Inc.	1,047	32,457
Kimco Realty Corp.	274	6,176
Plum Creek Timber Co., Inc.	589	23,896
Prologis, Inc.	202	7,494
Public Storage	57	10,509
Simon Property Group, Inc.	69	11,938
SL Green Realty Corp.	60	6,593
Ventas, Inc.	112	6,954
Vornado Realty Trust	92	8,734
Weyerhaeuser Co.	424	13,356
Total Real Estate Investment Trust		238,333
Retail — 8.3%
AutoNation, Inc.*	2,617	164,819
AutoZone, Inc.*	149	99,368
Bed Bath & Beyond, Inc.*	615	42,423
Best Buy Co., Inc.	4,280	139,571
CarMax, Inc.*	1,130	74,817
Chipotle Mexican Grill, Inc.*	87	52,634
Coach, Inc.	1,057	36,583
Costco Wholesale Corp.	218	29,443
CVS Health Corp.	1,093	114,634
Darden Restaurants, Inc.	1,379	98,019
Dollar General Corp.	1,260	97,952
Dollar Tree, Inc.*	978	77,252
Family Dollar Stores, Inc.	79	6,226
GameStop Corp., Class A(a)	4,468	191,944
Gap, Inc. (The)	2,275	86,837
Home Depot, Inc. (The)	837	93,016

Investments	Shares	Value
COMMON STOCKS (continued)
Retail (continued)
Kohl’s Corp.	882	$55,222
L Brands, Inc.	404	34,635
Lowe’s Cos., Inc.	1,996	133,672
Macy’s, Inc.	1,822	122,930
McDonald’s Corp.	245	23,292
Nordstrom, Inc.	565	42,093
O’Reilly Automotive, Inc.*	378	85,420
PVH Corp.	1,289	148,493
Ross Stores, Inc.	872	42,388
Starbucks Corp.	1,249	66,965
Target Corp.	974	79,508
Tiffany & Co.	350	32,130
TJX Cos., Inc. (The)	716	47,378
Tractor Supply Co.	518	46,589
Urban Outfitters, Inc.*	2,763	96,705
Walgreens Boots Alliance, Inc.	773	65,272
Wal-Mart Stores, Inc.	223	15,817
Yum! Brands, Inc.	410	36,933
Total Retail		2,580,980
Savings & Loans — 0.1%
People’s United Financial, Inc.	2,750	44,578
Semiconductors — 4.7%
Altera Corp.	452	23,142
Analog Devices, Inc.	682	43,774
Applied Materials, Inc.	5,090	97,830
Avago Technologies Ltd. (Singapore)	1,551	206,175
Broadcom Corp., Class A	3,715	191,285
Intel Corp.	1,266	38,505
KLA-Tencor Corp.	1,387	77,963
Lam Research Corp.	1,367	111,205
Linear Technology Corp.	915	40,470
Microchip Technology, Inc.(a)	1,342	63,644
Micron Technology, Inc.*	6,463	121,763
NVIDIA Corp.	4,142	83,296
QUALCOMM, Inc.	1,947	121,941
Skyworks Solutions, Inc.	1,765	183,737
Texas Instruments, Inc.	760	39,148
Xilinx, Inc.	881	38,905
Total Semiconductors		1,482,783
Software — 1.9%
Adobe Systems, Inc.*	507	41,072
Akamai Technologies, Inc.*	576	40,216
Autodesk, Inc.*	296	14,822
Cerner Corp.*	582	40,193
Citrix Systems, Inc.*	1,507	105,732
Dun & Bradstreet Corp. (The)	268	32,696

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Electronic Arts, Inc.*	868	$57,722
Fidelity National Information Services, Inc.	917	56,671
Fiserv, Inc.*	553	45,805
Intuit, Inc.	299	30,130
Microsoft Corp.	789	34,834
Oracle Corp.	839	33,812
Paychex, Inc.	654	30,660
Red Hat, Inc.*	379	28,777
salesforce.com, Inc.*	218	15,179
Total Software		608,321
Telecommunications — 1.2%
AT&T, Inc.	525	18,648
Cisco Systems, Inc.	1,536	42,179
Frontier Communications Corp.(a)	3,397	16,815
Juniper Networks, Inc.	6,017	156,261
Level 3 Communications, Inc.*	683	35,974
Verizon Communications, Inc.	2,320	108,135
Total Telecommunications		378,012
Textiles — 0.2%
Mohawk Industries, Inc.*	397	75,787
Toys/Games/Hobbies — 0.2%
Hasbro, Inc.	555	41,509
Mattel, Inc.	1,035	26,589
Total Toys/Games/Hobbies		68,098
Transportation — 2.0%
C.H. Robinson Worldwide, Inc.	629	39,243
CSX Corp.	1,488	48,583
Expeditors International of Washington, Inc.	618	28,493
FedEx Corp.	1,030	175,513
Kansas City Southern	502	45,782
Norfolk Southern Corp.	428	37,390
Ryder System, Inc.	1,414	123,541
Union Pacific Corp.	1,133	108,054
United Parcel Service, Inc., Class B	370	35,857
Total Transportation		642,456
Total Common Stocks (Cost $28,087,231)		31,260,189
MONEY MARKET FUND — 1.1%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.07%(b) (Cost $345,390)	345,390	345,390

Investments	Principal	Value
REPURCHASE AGREEMENTS — 2.4%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $115,382, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $117,690)	$115,382	$115,382
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.12%, total to be received $153,831, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.50%, 07/01/18 – 07/01/45, totaling $156,907)	153,830	153,830
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $255,000)	250,000	250,000
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $255,000)	250,000	250,000
Total Repurchase Agreements (Cost $769,212)		769,212
Total Investments — 102.5% (Cost $29,201,833)		32,374,791
Liabilities in Excess of Other Assets — (2.5)%		(800,300)
Net Assets — 100.0%		$31,574,491

PLC — Public Limited Company

*	Non-income producing security.
**	Less than 0.05%
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $905,203; the aggregate market value of the collateral held by the fund is $928,924. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $159,712.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA DOMESTIC ETF
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

	% of Net Assets
Advertising	0.4%
Aerospace/Defense	1.1
Agriculture	0.7
Airlines	1.6
Apparel	1.3
Auto Manufacturers	1.5
Auto Parts & Equipment	1.3
Banks	5.1
Beverages	0.7
Biotechnology	2.3
Building Materials	0.7
Chemicals	3.5
Coal	0.0	**
Commercial Services	3.1
Computers	3.6
Cosmetics/Personal Care	0.2
Distribution/Wholesale	0.9
Diversified Financial Services	6.0
Electric	1.5
Electrical Components & Equipment	0.3
Electronics	2.4
Engineering & Construction	0.7
Environmental Control	0.3
Food	1.6
Forest Products & Paper	0.5
Gas	0.2
Hand/Machine Tools	0.3
Healthcare – Products	2.1
Healthcare – Services	3.2
Home Builders	0.8
Home Furnishings	1.2
Household Products/Wares	0.3
Housewares	0.1

% of Net Assets
Insurance	6.9%
Internet	3.0
Iron/Steel	0.3
Leisure Time	1.8
Lodging	0.6
Machinery – Construction & Mining	0.3
Machinery – Diversified	1.3
Media	4.6
Metal Fabricate/Hardware	0.3
Mining	0.7
Miscellaneous Manufacturing	2.2
Office/Business Equipment	0.8
Oil & Gas	1.9
Oil & Gas Services	0.4
Packaging & Containers	0.6
Pharmaceuticals	4.1
Pipelines	0.1
Real Estate	0.2
Real Estate Investment Trust	0.8
Retail	8.3
Savings & Loans	0.1
Semiconductors	4.7
Software	1.9
Telecommunications	1.2
Textiles	0.2
Toys/Games/Hobbies	0.2
Transportation	2.0
Money Market Fund	1.1
Repurchase Agreements	2.4
Total Investments	102.5
Liabilities in Excess of Other Assets	(2.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 99.0%
Debt Fund — 99.0%
iShares iBoxx $Investment Grade Corporate Bond ETF	28,330	$3,278,348
iShares International Treasury Bond ETF	12,308	1,105,135
iShares Utilities Bond ETF	27,149	1,351,613
PIMCO 1 – 5 Year U.S. TIPS Index ETF(a)	10,960	572,331
PowerShares Build America Bond Portfolio(a)	47,222	1,359,049
PowerShares Emerging Markets Sovereign Debt Portfolio	59,377	1,645,337
PowerShares Financial Preferred Portfolio(a)	154,898	2,814,497
PowerShares Fundamental Investment Grade Corporate Bond Portfolio	44,508	1,128,723
PowerShares International Corporate Bond Portfolio(a)	52,796	1,396,454
PowerShares National AMT-Free Municipal Bond Portfolio(a)	45,556	1,126,144
PowerShares Senior Loan Portfolio(a)	59,908	1,425,211
SPDR Barclays Convertible Securities ETF(a)	52,864	2,514,740
SPDR Barclays High Yield Bond ETF(a)	36,285	1,394,433
SPDR DB International Government Inflation-Protected Bond ETF(a)	15,228	836,169
SPDR Nuveen S&P High Yield Municipal Bond ETF	20,068	1,112,369
Vanguard Intermediate-Term Government Bond ETF(a)	13,147	847,719
Vanguard Long-Term Government Bond ETF(a)	10,821	790,582
Vanguard Mortgage-Backed Securities ETF(a)	37,560	1,984,295
Vanguard Short-Term Bond ETF	158	12,670
WisdomTree Emerging Markets Corporate Bond Fund	15,497	1,117,024
Total Exchange Traded Funds (Cost $28,048,695)		27,812,843
MONEY MARKET FUND — 1.2%
Fidelity Institutional Prime Money Market Portfolio – Class I, 0.07%(b) (Cost $326,686)	326,686	326,686

Investments	Principal	Value
REPURCHASE AGREEMENTS — 29.6%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $1,249,163, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $1,274,141)	$1,249,158	$1,249,158
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $1,938,285, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $1,977,042)	1,938,277	1,938,277
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $1,938,282, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $1,977,043)	1,938,277	1,938,277
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $1,938,282, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $1,977,050)	1,938,277	1,938,277
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $1,263,712, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $1,288,982)	1,263,708	1,263,708
Total Repurchase Agreements (Cost $8,327,697)		8,327,697
Total Investments — 129.8% (Cost $36,703,078)		36,467,226
Liabilities in Excess of Other Assets — (29.8)%		(8,371,507)
Net Assets — 100.0%		$28,095,719

ETF — Exchange Traded Fund

TIPS — Treasury Inflation Protected Securities

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $8,092,592; the aggregate market value of the collateral held by the fund is $8,327,697.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA GLOBAL BOND ETF
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	99.0%
Money Market Fund	1.2
Repurchase Agreements	29.6
Total Investments	129.8
Liabilities in Excess of Other Assets	(29.8)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 97.1%
ARGENTINA — 1.3%
Petrobras Argentina SA(a)	19,436	$129,638
Telecom Argentina SA(a)	5,971	107,418
Total Argentina		237,056
AUSTRALIA — 1.8%
Alumina Ltd.(a)	26,237	122,527
Cochlear Ltd.(a)	118	3,646
CSL Ltd.(a)	740	24,642
National Australia Bank Ltd.(a)	3,403	43,286
Newcrest Mining Ltd.*(a)(b)	11,533	116,253
QBE Insurance Group Ltd.(a)	4,611	48,646
Total Australia		359,000
AUSTRIA — 0.7%
Andritz AG(a)	1,402	15,512
Erste Group Bank AG*(a)	9,936	142,185
Total Austria		157,697
BELGIUM — 0.8%
Delhaize Group(a)	1,196	24,673
KBC Groep NV(a)	4,054	135,972
Total Belgium		160,645
BERMUDA — 0.1%
Brookfield Infrastructure Partners LP(b)	407	18,164
BRAZIL — 5.6%
Banco Bradesco SA(a)	11,084	101,529
Banco do Brasil SA(a)(b)	15,568	121,119
BB Seguridade Participacoes SA(a)	5,317	58,859
BRF SA(a)	3,517	73,540
Cia Brasileira de Distribuicao Grupo Pao de Acucar(a)(b)	2,863	67,767
Cia de Saneamento Basico do Estado de Sao Paulo(a)	18,951	98,166
Cia Paranaense de Energia(a)	8,901	97,911
Cyrela Brazil Realty SA Empreendimentos e Participacoes(a)	6,747	21,388
Estacio Participacoes SA(a)	22,897	132,803
Fibria Celulose SA(a)(b)	2,850	38,789
Gerdau SA(a)	4,166	10,040
Hypermarcas SA*(a)	4,037	29,470
Itau Unibanco Holding SA(a)	8,371	91,662
Kroton Educacional SA(a)(b)	33,169	129,359
Localiza Rent A Car SA(a)	686	6,750
Total Brazil		1,079,152

Investments	Shares	Value
COMMON STOCKS (continued)
CANADA — 4.8%
Agrium, Inc.(b)	703	$74,483
Bank of Montreal	990	58,687
Canadian National Railway Co.	607	35,054
Canadian Pacific Railway Ltd.	506	81,076
Gildan Activewear, Inc.(b)	1,398	46,469
Magna International, Inc.	1,769	99,222
Manulife Financial Corp.	4,427	82,298
Methanex Corp.	1,244	69,241
Mitel Networks Corp.*	14,159	125,024
Silver Wheaton Corp.	3,336	57,846
Teck Resources Ltd., Class B	8,768	86,891
Toronto-Dominion Bank (The)	493	20,957
Valeant Pharmaceuticals International, Inc.*	608	135,067
Total Canada		972,315
CHILE — 0.7%
Cencosud SA(a)(b)	11,506	82,958
Empresa Nacional de Electricidad SA(a)	1,134	47,004
Sociedad Quimica y Minera de Chile SA(a)	1,096	17,558
Total Chile		147,520
CHINA — 5.3%
Agricultural Bank of China Ltd.(a)	7,230	92,544
Autohome, Inc.*(a)	790	39,927
Baidu, Inc.*(a)	428	85,206
Bank of China Ltd.(a)(b)	4,257	68,708
China Construction Bank Corp.(a)	4,912	89,644
China Life Insurance Co., Ltd.(a)	4,176	90,870
China Southern Airlines Co. Ltd.*(a)	1,322	77,125
China Telecom Corp. Ltd.(a)	218	12,869
Huaneng Power International, Inc.(a)(b)	1,439	75,950
Industrial & Commercial Bank of China Ltd.(a)(b)	3,555	56,311
NetEase, Inc.(a)	250	36,216
Ping An Insurance Group Co., of China Ltd.(a)	3,161	84,494
Qihoo 360 Technology Co., Ltd.*(a)	2,099	142,081
Semiconductor Manufacturing International Corp.*(a)	4,408	23,847
Tencent Holdings Ltd.(a)	1,306	26,185
Total China		1,001,977

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
DENMARK — 1.6%
Danske Bank A/S(a)	10,307	$151,308
Novo Nordisk A/S(a)	625	34,225
Pandora A/S(a)	4,877	130,898
Vestas Wind Systems A/S(a)	1,220	20,362
Total Denmark		336,793
EGYPT — 0.7%
Commercial International Bank Egypt SAE(a)	17,986	132,557
FINLAND — 1.3%
Nokia OYJ(a)	8,250	56,513
Stora Enso OYJ(a)	14,344	147,456
UPM-Kymmene OYJ(a)	2,849	50,456
Total Finland		254,425
FRANCE — 9.5%
Airbus Group SE(a)	4,987	81,164
Alcatel-Lucent*(a)	36,529	132,235
Arkema SA(a)	1,114	80,564
Atos Se(a)(b)	5,959	89,623
AXA SA(a)	1,189	30,022
BNP Paribas SA(a)	3,367	102,592
Cap Gemini SA(a)(b)	184	8,171
Carrefour SA(a)(b)	9,603	61,939
Cie de Saint-Gobain(a)	11,607	105,043
Cie Generale des Etablissements Michelin(a)	4,257	89,440
Credit Agricole SA(a)(b)	16,436	122,448
Ingenico Group(a)	2,649	61,987
Kering(a)	3,128	55,960
Orange SA(a)	8,471	130,115
Pernod Ricard SA(a)	1,167	26,806
Publicis Groupe SA(a)	2,064	38,308
Renault SA(a)(b)	7,437	157,517
Safran SA(a)	2,942	49,896
Schneider Electric SE(a)	3,132	43,425
Societe Generale SA(a)(b)	12,368	116,630
Suez Environnement Co.(a)	4,162	38,748
Valeo SA(a)	1,250	99,050
Veolia Environnement SA(a)(b)	5,500	112,310
Total France		1,833,993
GERMANY — 6.4%
adidas AG(a)	1,005	38,649
Bayer AG(a)	222	31,299
Bayerische Motoren Werke AG(a)	1,751	64,314
Commerzbank AG*(a)(b)	10,296	132,613
Continental AG(a)	1,318	62,994
Daimler AG(a)	1,174	107,609
Deutsche Boerse AG(a)	1,607	13,306

Investments	Shares	Value
COMMON STOCKS (continued)
GERMANY (continued)
Deutsche Lufthansa AG*(a)	10,069	$130,897
Deutsche Post AG(a)	319	9,398
Deutsche Telekom AG(a)(b)	3,620	62,318
Fresenius SE & Co. KGaA(a)(b)	2,173	35,007
GEA Group AG(a)	405	18,241
HeidelbergCement AG(a)	7,185	114,385
Infineon Technologies AG(a)	7,729	96,767
Porsche Automobil Holding SE(a)	15,358	129,314
ProSiebenSat.1 Media AG(a)	857	10,618
Symrise AG(a)	2,243	34,879
Volkswagen AG(a)	2,579	119,433
Total Germany		1,212,041
GREECE — 0.5%
Hellenic Telecommunications Organization SA(a)	22,060	100,761
HONG KONG — 4.5%
BOC Hong Kong Holdings Ltd.(a)(b)	1,140	95,122
Cathay Pacific Airways Ltd.(a)	10,941	134,356
China State Construction International Holdings Ltd.(a)	1,237	110,514
China Unicom Hong Kong Ltd.(a)	2,086	32,750
Hang Seng Bank Ltd.(a)	3,444	67,296
Hutchison Telecommunications Hong Kong Holdings Ltd.(a)(b)	12,018	75,113
Lenovo Group Ltd.(a)	2,862	79,392
Swire Pacific Ltd., Class A(a)	9,557	120,991
Techtronic Industries Co., Ltd.(a)(b)	4,689	77,697
Wharf Holdings Ltd.(a)(b)	5,002	66,427
Total Hong Kong		859,658
INDIA — 1.6%
HDFC Bank Ltd.(a)	1,279	77,418
ICICI Bank Ltd.(a)	8,012	83,485
Infosys Ltd.(a)(b)	616	9,764
Tata Motors Ltd.(a)	3,288	113,337
Wipro Ltd.(a)	1,825	21,845
Total India		305,849
INDONESIA — 0.7%
PT Bank Mandiri Persero Tbk(a)(b)	9,268	69,695
PT Bank Rakyat Indonesia Persero Tbk(a)	3,636	55,813
Total Indonesia		125,508
IRELAND — 1.5%
CRH PLC(a)	3,379	94,984
Ryanair Holdings PLC(a)	2,184	155,829
Shire PLC(a)	155	37,431
Total Ireland		288,244

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
ISRAEL — 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	1,325	$11,355
ITALY — 1.0%
Atlantia SpA(a)	4,060	50,263
Intesa Sanpaolo SpA(a)(b)	6,276	137,006
Luxottica Group SpA(a)(b)	282	18,739
Telecom Italia SpA*(a)	227	2,887
Total Italy		208,895
JAPAN — 11.7%
Asahi Glass Co. Ltd.(a)(b)	2,550	15,300
Astellas Pharma, Inc.(a)	3,728	53,161
Bridgestone Corp.(a)	2,287	42,287
East Japan Railway Co.(a)(b)	1,735	25,912
Fast Retailing Co. Ltd.(a)	795	36,157
Fuji Heavy Industries Ltd.(a)	1,814	134,145
FUJIFILM Holdings Corp.(a)(b)	816	29,148
Hitachi Ltd.(a)	918	60,465
Honda Motor Co., Ltd.(a)	3,052	98,885
Hoya Corp.(a)	1,551	62,490
Isuzu Motors Ltd.(a)(b)	6,872	90,229
ITOCHU Corp.(a)(b)	5,788	153,324
JGC Corp.(a)(b)	2,404	90,967
KDDI Corp.(a)	7,848	94,294
Kubota Corp.(a)(b)	269	21,410
Makita Corp.(a)	762	41,559
Mazda Motor Corp.(a)(b)	14,486	141,818
MS&AD Insurance Group Holdings, Inc.(a)(b)	7,304	113,504
Nidec Corp.(a)(b)	3,104	57,983
Nissan Motor Co., Ltd.(a)	4,834	101,079
NSK Ltd.(a)(b)	4,505	139,700
ORIX Corp.(a)(b)	1,036	77,203
Panasonic Corp.(a)(b)	5,849	80,248
Santen Pharmaceutical Co. Ltd.(a)	4,316	60,953
Sumitomo Metal Mining Co., Ltd.(a)	2,922	44,385
Sumitomo Mitsui Trust Holdings, Inc.(a)(b)	8,109	37,220
TDK Corp.(a)(b)	1,769	136,355
Tokio Marine Holdings, Inc.(a)	2,133	89,053
Toray Industries, Inc.(a)	592	50,225
Toyota Motor Corp.(a)	617	82,524
Total Japan		2,261,983

Investments	Shares	Value
COMMON STOCKS (continued)
LUXEMBOURG — 0.5%
Oriflame Cosmetics SA*(a)	11,792	$91,978
MEXICO — 1.1%
Empresas ICA SAB de CV*(a)(b)	38,202	119,572
Grupo Financiero Banorte SAB de CV(a)	1,998	54,875
Grupo Televisa SAB(a)	852	33,075
Total Mexico		207,522
NETHERLANDS — 2.6%
Aegon NV(c)	15,538	114,981
Akzo Nobel NV(a)	3,610	87,795
ASML Holding N.V.(c)	800	83,304
Heineken NV(a)	116	4,428
ING Groep NV(a)	3,421	56,720
Koninklijke Ahold NV(a)	314	5,925
Koninklijke Philips NV(c)	3,677	93,616
Reed Elsevier NV(a)	149	6,981
TNT Express NV(a)	6,778	57,206
Wolters Kluwer NV(a)	438	13,079
Total Netherlands		524,035
NORWAY — 3.1%
Marine Harvest ASA(a)(b)	12,101	138,194
Norsk Hydro ASA(a)	29,943	124,263
Orkla ASA(a)	14,167	112,452
Telenor ASA(a)	1,541	101,097
Yara International ASA(a)	2,312	120,340
Total Norway		596,346
RUSSIA — 2.3%
Gazprom Neft OAO(a)	10,766	131,345
Gazprom OAO(a)	20,437	107,703
Lukoil OAO(a)	2,287	102,709
MMC Norilsk Nickel OJSC(a)	7,014	118,887
Total Russia		460,644
SINGAPORE — 1.6%
DBS Group Holdings Ltd.(a)	1,163	71,629
Global Logistic Properties Ltd.(a)(b)	1,185	22,355
Keppel Corp. Ltd.(a)	5,753	70,187
Singapore Airlines Ltd.(a)	3,619	57,216
United Overseas Bank Ltd.(a)	2,072	71,349
Total Singapore		292,736

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
SOUTH AFRICA — 1.4%
Impala Platinum Holdings Ltd.*(a)(b)	20,449	$91,203
Imperial Holdings Ltd.(a)(b)	3,110	47,645
Nampak Ltd.(a)	1,659	4,612
Nedbank Group Ltd.(a)	813	16,219
Sanlam Ltd.(a)	4,526	49,922
Standard Bank Group Ltd.(a)(b)	4,691	62,156
Total South Africa		271,757
SOUTH KOREA — 3.2%
KB Financial Group, Inc.(a)	1,207	39,674
Korea Electric Power Corp.(a)	7,145	145,473
KT Corp.(a)	9,241	117,083
LG Display Co., Ltd.(a)(b)	10,711	124,140
POSCO(a)	2,425	119,043
Shinhan Financial Group Co., Ltd.(a)	1,062	39,358
SK Telecom Co., Ltd.(a)	1,815	44,994
Total South Korea		629,765
SPAIN — 2.0%
Banco Bilbao Vizcaya Argentaria SA(a)	13,338	131,646
Banco Popular Espanol SA*(a)	5,694	110,919
Banco Santander SA(a)	16,183	113,443
Grifols SA(a)	453	14,029
Total Spain		370,037
SWEDEN — 3.5%
Atlas Copco AB, Class A(a)	973	27,312
Electrolux AB(a)	2,087	131,210
Elekta AB, Class B(a)	3,529	22,127
Meda AB(a)	4,119	56,719
Nordea Bank AB(a)(b)	1,197	15,010
Sandvik AB(a)(b)	6,302	70,141
SKF AB(a)(b)	4,422	101,352
Telefonaktiebolaget LM Ericsson(a)	9,662	100,871
Volvo AB(a)	10,699	133,631
Total Sweden		658,373
SWITZERLAND — 3.4%
ABB Ltd.*(a)	1,013	21,151
Adecco SA*(a)(b)	1,937	78,642
Credit Suisse Group AG*(a)	4,547	125,497
Glencore PLC(a)	8,493	68,241
Holcim Ltd.*(a)	3,075	45,049
Julius Baer Group Ltd.*(a)	8,732	97,885
STMicroelectronics NV (c)	13,893	112,811
UBS AG*(b)	6,216	132,028
Total Switzerland		681,304

Investments	Shares	Value
COMMON STOCKS (continued)
TAIWAN — 2.4%
Advanced Semiconductor Engineering, Inc.(a)	7,611	$50,233
AU Optronics Corp.(a)(b)	29,675	132,351
Siliconware Precision Industries Co., Ltd.(a)	11,701	87,172
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	2,948	66,949
United Microelectronics Corp.(a)	51,957	106,512
Total Taiwan		443,217
THAILAND — 0.2%
Kasikornbank PCL(a)(b)	1,327	29,990
TURKEY — 1.1%
Akbank TAS(a)(b)	15,605	90,509
Turkcell Iletisim Hizmetleri AS(a)	4,106	47,178
Turkiye Garanti Bankasi AS(a)	24,127	76,483
Total Turkey		214,170
UNITED KINGDOM — 6.5%
Aberdeen Asset Management PLC(a)(b)	688	8,830
Anglo American PLC(a)	4,551	32,949
ARM Holdings PLC(a)	806	39,712
Ashtead Group PLC(a)	1,701	118,339
Aviva PLC(a)(b)	4,453	69,333
Barclays PLC(a)(b)	6,718	110,444
Carnival PLC(a)	2,356	120,816
G4S PLC(a)(b)	2,670	56,764
ITV PLC(a)	2,250	93,329
Legal & General Group PLC(a)(b)	2,254	44,990
Lloyds Banking Group PLC(a)	12,966	70,405
Marks & Spencer Group PLC(a)	669	11,293
Polyus Gold International Ltd. (d)	6,805	18,510
Provident Financial PLC(a)	1,240	57,509
Prudential PLC(a)	1,650	80,124
Royal Mail PLC(a)	7,546	121,416
RSA Insurance Group PLC(a)(b)	20,829	134,555
Smith & Nephew PLC(a)	158	5,364
Wolseley PLC(a)	13,287	86,100
Total United Kingdom		1,280,782
Total Common Stocks (Cost $19,146,952)		18,818,244
MONEY MARKET FUND — 2.7%
Fidelity Institutional Prime Money Market Portfolio — Class I, 0.07%(e) (Cost $516,762)	516,762	516,762

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
REPURCHASE AGREEMENTS — 12.6%(f)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $365,455, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $372,763)	$365,454	$365,454
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $567,066, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $578,407)	567,064	567,064
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $567,066, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $578,405)	$567,064	567,064
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $567,065, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $578,405)	567,064	567,064
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $369,715, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $377,108)	369,714	369,714
Total Repurchase Agreements (Cost $2,436,360)		2,436,360
Total Investments — 112.4% (Cost $22,100,074)		21,771,366
Liabilities in Excess of Other Assets — (12.4)%		(2,406,699)
Net Assets — 100.0%		$19,364,667

LP — Limited Partnership

PLC — Public Limited Company

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,356,217; the aggregate market value of the collateral held by the fund is $2,436,360.
(c)	Registered Shares.
(d)	Global Depositary Receipt.
(e)	Rate shown reflects the 7-day yield as of June 30, 2015.
(f)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MADRONA INTERNATIONAL ETF
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	0.2%
Aerospace/Defense	0.7
Airlines	2.9
Apparel	0.4
Auto Manufacturers	7.6
Auto Parts & Equipment	2.0
Banks	19.3
Beverages	0.2
Biotechnology	0.1
Building Materials	1.9
Chemicals	2.8
Commercial Services	3.0
Computers	2.1
Cosmetics/Personal Care	0.5
Distribution/Wholesale	1.2
Diversified Financial Services	1.7
Electric	2.0
Electrical Components & Equipment	0.5
Electronics	2.1
Energy – Alternate Sources	0.1
Engineering & Construction	1.7
Food	2.9
Forest Products & Paper	1.2
Hand/Machine Tools	1.0
Healthcare – Products	0.2
Healthcare – Services	0.2
Holding Companies – Diversified	1.6
Home Furnishings	1.1
Insurance	5.6
Internet	1.5
Iron/Steel	0.7
Leisure Time	0.6
Machinery – Construction & Mining	0.6
Machinery – Diversified	0.3
Media	0.8
Metal Fabricate/Hardware	1.2
Mining	4.6
Miscellaneous Manufacturing	0.2
Oil & Gas	2.4
Packaging & Containers	0.0 **
Pharmaceuticals	2.3
Real Estate	0.2
Retail	1.3
Semiconductors	3.4
Software	0.8
Telecommunications	6.4
Transportation	1.7
Water	1.3
Money Market Fund	2.7
Repurchase Agreements	12.6
Total Investments	112.4
Liabilities in Excess of Other Assets	(12.4)
Net Assets	100.0%

**	Less than 0.05%

See accompanying Notes to Financial Statements.

ADVISORSHARES MEIDELL TACTICAL ADVANTAGE ETF
Schedule of Investments

June 30, 2015

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS — 96.4%
Equity Fund — 96.4%
Deutsche X-trackers MSCI EAFE Hedged Equity ETF(a)	27,404	$784,302
iShares Core S&P Mid-Cap ETF	10,970	1,645,281
iShares Core S&P Small-Cap ETF	13,940	1,643,247
iShares Europe ETF	18,224	796,936
iShares S&P 100 ETF(a)	8,965	814,381
iShares S&P Mid-Cap 400 Growth ETF(a)	9,883	1,675,168
iShares S&P Mid-Cap 400 Value ETF(a)	12,411	1,600,523
iShares S&P Small-Cap 600 Growth ETF(a)	12,929	1,693,698
iShares S&P Small-Cap 600 Value ETF	13,785	1,623,322
SPDR S&P International Small Cap ETF(a)	28,476	869,088
Vanguard FTSE All-World ex-US ETF	32,964	1,600,402
Vanguard FTSE Developed Markets ETF	40,668	1,612,486
Total Exchange Traded Funds (Cost $16,064,748)		16,358,834
MONEY MARKET FUND — 3.6%
Dreyfus Institutional Reserves Treasury Fund – Institutional Class, 0.00%(b) (Cost $614,679)	614,679	614,679
REPURCHASE AGREEMENTS — 24.3%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $617,641, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $629,992)	$617,639	617,639
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $958,374, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $977,542)	958,371	958,371
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $958,375, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $977,538)	958,371	958,371

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $958,373, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $977,538)	$958,371	$958,371
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $624,835, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $637,330)	624,833	624,833
Total Repurchase Agreements (Cost $4,117,585)		4,117,585
Total Investments — 124.3% (Cost $20,797,012)		21,091,098
Liabilities in Excess of Other Assets — (24.3)%		(4,119,347)
Net Assets — 100.0%		$16,971,751

ETF — Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $4,026,607; the aggregate market value of the collateral held by the fund is $4,117,585.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Equity Fund	96.4%
Money Market Fund	3.6
Repurchase Agreements	24.3
Total Investments	124.3
Liabilities in Excess of Other Assets	(24.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF†
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 73.0%
Commodity Fund — 2.1%
PowerShares DB Base Metals Fund*	14,695	$211,461
Proshares Ultra Bloomberg Crude Oil*	1,007	45,516
Total Commodity Fund		256,977
Currency Fund — 4.3%
PowerShares DB US Dollar Index Bullish Fund*(a)	10,960	274,329
ProShares UltraShort Yen*	2,827	260,649
Total Currency Fund		534,978
Debt Fund — 5.1%
Direxion Daily 20 Year Plus Treasury Bull 3x Shares*	9,214	632,449
Total Debt Fund		632,449
Equity Fund — 61.5%
Energy Select Sector SPDR Fund(a)	5,820	437,431
Global X FTSE Greece 20 ETF	31,209	313,963
Global X FTSE Portugal 20 ETF	31,134	351,503
Health Care Select Sector SPDR Fund	10,279	764,655
iShares China Large-Cap ETF(a)	15,173	699,475
iShares MSCI Italy Capped ETF(a)	25,016	372,488
iShares MSCI Spain Capped ETF(a)	10,672	358,046
iShares Residential Real Estate Capped ETF(a)	9,377	525,862
Market Vectors Gold Miners ETF	12,130	215,429
Market Vectors Russia ETF	20,975	383,423
SPDR S&P Oil & Gas Exploration & Production ETF(a)	11,735	547,555
Technology Select Sector SPDR Fund(a)	16,574	686,164
Vanguard Global ex-U.S. Real Estate ETF	8,867	491,764
WisdomTree India Earnings Fund	5,744	124,472
WisdomTree Japan Hedged Equity Fund	22,737	1,300,556
Total Equity Fund		7,572,786
Total Exchange Traded Funds (Cost $9,195,732)		8,997,190
CLOSED-END FUND — 5.4%
Country Fund — 5.4%
Morgan Stanley China A Share Fund, Inc. (Cost $512,377)	19,424	658,862
MONEY MARKET FUND — 21.7%
Goldman Sachs Financial Square Fund, 0.04%(b) (Cost $2,672,595)	2,672,595	2,672,595

Investments	Principal	Value
REPURCHASE AGREEMENTS — 15.0%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $276,314, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $281,839)	$276,313	$276,313
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $428,748, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $437,324)	428,747	428,747
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $428,749, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $437,322)	428,747	428,747
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $428,748, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $437,322)	428,747	428,747
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $279,531, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $285,121)	279,530	279,530
Total Repurchase Agreements (Cost $1,842,084)		1,842,084
Total Investments — 115.1% (Cost $14,222,788)		14,170,731
Liabilities in Excess of Other Assets — (15.1)%		(1,861,769)
Net Assets — 100.0%		$12,308,962

ETF — Exchange Traded Fund

†	Formerly known as AdvisorShares Cambria Global Tactical ETF.
*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,798,342; the aggregate market value of the collateral held by the fund is $1,842,084.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES MORGAN CREEK GLOBAL TACTICAL ETF†
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	2.1%
Country Fund	5.4
Currency Fund	4.3
Debt Fund	5.1
Equity Fund	61.5
Money Market Fund	21.7
Repurchase Agreements	15.0
Total Investments	115.1
Liabilities in Excess of Other Assets	(15.1)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments

June 30, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES — 29.4%
Commercial Mortgage Backed Securities — 18.8%
A10 Term Asset Financing LLC, Class A1, Series 2014-1, 1.72%, 04/15/33‡	$250,000	$249,531
BAMLL-DB Trust, Class A2FX, Series 2012-OSI, 3.35%, 04/13/29‡	274,872	281,388
Banc of America Commercial Mortgage Trust, Class A4, Series 2007-2, 5.61%, 04/10/49@	1,084,000	1,135,386
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class G, Series 2005-2, 5.02%, 07/10/43@‡	1,360,000	1,358,755
Bayview Commercial Asset Trust, Class A3, Series 2008-1, 1.69%, 01/25/38@‡	300,000	289,580
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2005-PW10, 5.45%, 12/11/40@	571,000	579,747
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2006-PW13, 5.58%, 09/11/41@	885,000	922,734
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW15, 5.36%, 02/11/44	265,000	274,425
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW17, 5.89%, 06/11/50@	990,000	1,070,960
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW18, 5.70%, 06/11/50	970,000	1,038,356
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2007-PW17, 5.69%, 06/11/50@	650,000	693,550
Capital Auto Receivables Asset Trust, Class C, Series 2013-1, 1.74%, 10/22/18	415,000	416,278
CD Commercial Mortgage Trust, Class AMFX, Series 2007-CD4, 5.37%, 12/11/49@	895,000	929,541
CD Commercial Mortgage Trust, Class A4, Series 2007-CD4, 5.32%, 12/11/49	780,000	813,299
Citigroup Commercial Mortgage Trust, Class AM, Series 2008-C7, 6.14%, 12/10/49@	530,000	574,047
Citigroup Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.71%, 12/10/49@	140,000	149,876
Citigroup Commercial Mortgage Trust, Class A1A, Series 2007-C6, 5.71%, 12/10/49@	1,410,413	1,508,337

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Citigroup Commercial Mortgage Trust, Class MLSR, Series 2010-RR3, 5.74%, 06/14/50@‡	$330,607	$348,733
Colony Multifamily Mortgage Trust, Class A, Series 2014-1, 2.54%, 04/20/50‡	780,897	781,767
Commercial Mortgage Trust, Class AM, Series 2007-GG11, 5.87%, 12/10/49@	510,000	547,692
Credit Suisse Commercial Mortgage Trust, Class A1A, Series 2007-C1, 5.36%, 02/15/40	478,769	500,933
Credit Suisse Commercial Mortgage Trust, Class 1A, Series 2010-RR7, 5.38%, 08/12/48@‡	469,282	487,403
DBUBS Mortgage Trust, Class A2, Series 2011-LC3A, 3.64%, 08/10/44	978,471	996,313
Extended Stay America Trust, Class A17, Series 2013-ESH7, 2.30%, 12/05/31‡	735,000	728,826
GMACM Mortgage Loan Trust, Class A10, Series 2003-J7, 5.50%, 11/25/33	788,258	811,084
GMACM Mortgage Loan Trust, Class 12A, Series 2004-AR1, 3.03%, 06/25/34@	629,638	642,146
GS Mortgage Securities Trust, Class A4, Series 2007-GG10, 5.79%, 08/10/45@	897,857	958,939
GS Mortgage Securities Trust, Class A1A, Series 2007-GG10, 5.79%, 08/10/45@	536,107	576,001
Hilton USA Trust, Class EFX, Series 2013-HLT, 4.45%, 11/05/30@‡	535,000	543,905
Irwin Home Equity Loan Trust, Class M1, Series 2003-A, 1.74%, 10/25/27@	437,357	433,850
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP7, 5.90%, 04/15/45@	1,190,000	1,233,734
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2006-LDP7, 5.90%, 04/15/45@	183,205	187,484
JPMorgan Chase Commercial Mortgage Securities Trust, Class A3, Series 2006-LDP9, 5.34%, 05/15/47	2,391,591	2,498,868
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2006-LDP9, 5.37%, 05/15/47	650,000	672,312

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Class AM, Series 2007-LDPX, 5.46%, 01/15/49@	$275,000	$284,677
JPMorgan Chase Commercial Mortgage Securities Trust, Class A4, Series 2007-LD12, 5.88%, 02/15/51@	2,255,000	2,400,427
JPMorgan Mortgage Trust, Class 1A1, Series 2004-A3, 2.39%, 07/25/34@	362,241	364,068
LB Commercial Mortgage Trust, Class A4, Series 2007-C3, 5.90%, 07/15/44@	601,947	644,282
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C2, 5.43%, 02/15/40	407,559	430,854
LB-UBS Commercial Mortgage Trust, Class A4, Series 2007-C6, 5.86%, 07/15/40@	1,250,962	1,319,131
LB-UBS Commercial Mortgage Trust, Class A3, Series 2007-C7, 5.87%, 09/15/45@	676,807	733,028
Morgan Stanley Capital I Trust, Class AM, Series 2008-T29, 6.27%, 01/11/43@	860,000	953,156
Morgan Stanley Capital I Trust, Class A4, Series 2006-IQ12, 5.33%, 12/15/43	451,762	470,223
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ14, 5.69%, 04/15/49@	800,000	846,863
Morgan Stanley Capital I Trust, Class AM, Series 2007-IQ14, 5.68%, 04/15/49@	226,000	235,847
Morgan Stanley Capital I Trust, Class A4, Series 2007-IQ16, 5.81%, 12/12/49	410,733	441,265
Vericrest Opportunity Loan Trust, Class A1, Series 2014-NPL9, 3.38%, 11/25/54‡#	268,803	269,224
Vericrest Opportunity Loan Trust, Class A1, Series 2015-NPL3, 3.38%, 10/25/58‡#	392,813	393,049
VFC LLC, Class A, Series 2014-2, 2.75%, 07/20/30‡	148,285	148,303
VOLT XXII LLC, Class A1, Series 2015-NPL4, 3.50%, 02/25/55‡#	300,045	300,388
VOLT XXXI LLC, Class A1, Series 2015-NPL2, 3.38%, 02/25/55‡#	425,625	425,559
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C30, 5.38%, 12/15/43	870,000	915,034
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 04/15/47	770,000	806,540

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust, Class AM, Series 2007-C31, 5.59%, 04/15/47@	$1,380,000	$1,465,480
Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.71%, 06/15/49@	975,000	1,032,115
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Class 2A1, Series 2003-AR4, 2.26%, 08/25/33@	216,333	215,228
Total Commercial Mortgage Backed Securities		40,330,521
Non-Agency Mortgage-Backed Securities — 1.6%
Access Point Funding LLC, Class A, Series 2015-A, 2.61%, 04/15/20‡	248,237	248,212
Alternative Loan Trust, Class 1A1, Series 2004-22CB, 6.00%, 10/25/34	188,339	201,015
Bcrr Trust, Class 2A1, Series 2009-1, 5.86%, 07/17/40@‡	158,942	163,877
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2006-PW14, 5.24%, 12/11/38	285,000	299,224
Bear Stearns Commercial Mortgage Securities Trust, Class AM, Series 2007-PW18, 6.08%, 06/11/50@	460,000	502,699
Leaf Receivables Funding 10 LLC, Class D, Series 2015-1, 3.74%, 05/17/21‡	615,000	607,860
OneMain Financial Issuance Trust, Class A, Series 2015-2A, 2.57%, 07/18/25‡	325,000	325,247
Welk Resorts LLC, Class A, Series 2015-AA, 2.79%, 06/16/31‡	650,000	650,631
Wendys Funding LLC, Class A2II, Series 2015-1A, 4.08%, 06/15/45‡	535,000	530,934
Total Non-Agency Mortgage-Backed Securities		3,529,699
Residential Mortgage Backed Securities — 9.0%
B2R Mortgage Trust, Class A1, Series 2015-1, 2.52%, 05/15/48‡	229,058	228,304
Banc of America Funding Trust, Class 5A1, Series 2004-A, 2.50%, 07/20/34@	182,482	182,125
Banc of America Mortgage Trust, Class 6A3, Series 2004-7, 4.50%, 08/25/19	678,482	671,382

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Bayview Financial Mortgage Pass-Through Trust, Class 1A2, Series 2006-A, 5.48%, 02/28/41#	$285,620	$299,691
Bear Stearns ARM Trust, Class 21A1, Series 2004-1, 2.26%, 04/25/34@	807,099	799,407
Bear Stearns ARM Trust, Class 12A3, Series 2004-10, 2.73%, 01/25/35@	416,404	413,962
Bear Stearns ARM Trust, Class 15A1, Series 2004-10, 2.63%, 01/25/35@	1,260,839	1,258,562
Citigroup Mortgage Loan Trust, Class A, Series 2014-A, 4.00%, 01/25/35@‡	154,715	161,705
Citigroup Mortgage Loan Trust, Inc., Class A2, Series 2003-UP3, 7.00%, 09/25/33	232,816	246,685
Citigroup Mortgage Loan Trust, Inc., Class A3, Series 2004-UST1, 2.18%, 08/25/34@	375,500	376,442
Citigroup Mortgage Loan Trust, Inc., Class A1, Series 2015-A, 3.50%, 06/25/58@	506,366	510,198
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-8, 4.50%, 12/25/19	129,527	131,692
Credit Suisse First Boston Mortgage Securities Corp., Class 6A1, Series 2004-AR8, 2.37%, 09/25/34@	229,271	228,635
GSR Mortgage Loan Trust, Class 3A1, Series 2004-7, 2.29%, 06/25/34@	819,289	798,263
GSR Mortgage Loan Trust, Class 2A2, Series 2007-1F, 5.50%, 01/25/37	29,997	28,787
JPMorgan Mortgage Trust, Class 4A1, Series 2006-A2, 2.64%, 08/25/34@	377,794	379,337
JPMorgan Mortgage Trust, Class 4A1, Series 2005-A2, 2.14%, 04/25/35@	819,676	803,558
JPMorgan Mortgage Trust, Class 1A1, Series 2014-1, 4.00%, 01/25/44@‡	413,793	433,131
MASTR Alternative Loan Trust, Class 6A1, Series 2004-4, 5.50%, 04/25/34	489,341	517,504
MASTR Asset Securitization Trust, Class 1A1, Series 2005-1, 5.00%, 05/25/20	332,481	336,212
Merrill Lynch Mortgage Trust, Class AM, Series 2006-C1, 5.68%, 05/12/39@	660,000	678,555

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Morgan Stanley Residential Mortgage Loan Trust, Class A1, Series 2014-1A, 2.99%, 06/25/44@‡	$295,434	$302,980
National City Mortgage Capital Trust, Class 2A1, Series 2008-1, 6.00%, 03/25/38	340,362	358,884
New Residential Mortgage Loan Trust, Class A3, Series 2014-2A, 3.75%, 05/25/54@‡	282,294	293,101
New Residential Mortgage Loan Trust, Class AFX3, Series 2014-3A, 3.75%, 11/25/54@‡	681,589	701,958
RALI Series Trust, Class CB5, Series 2003-QS17, 5.50%, 09/25/33	421,124	436,391
RALI Series Trust, Class A3, Series 2003-QS22, 5.38%, 12/26/33	97,294	98,394
RASC Series Trust, Class AI6, Series 2004-KS2, 4.30%, 03/25/34@	144,200	146,101
Structured Adjustable Rate Mortgage Loan Trust, Class 6A, Series 2004-1, 2.64%, 02/25/34@	490,676	481,207
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-4, 2.64%, 04/25/34@	970,757	972,642
Structured Adjustable Rate Mortgage Loan Trust, Class 3A1, Series 2004-4, 2.48%, 04/25/34@	182,283	180,913
Structured Adjustable Rate Mortgage Loan Trust, Class 3A2, Series 2004-5, 2.44%, 05/25/34@	427,209	426,209
Structured Asset Securities Corp., Class 2A, Series 2003-37A, 3.77%, 12/25/33@	329,065	330,316
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 1A1, Series 2003-33H, 5.50%, 10/25/33	473,835	485,687
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 6A, Series 2003-34A, 2.58%, 11/25/33@	341,978	336,147
Structured Asset Securities Corp. Pass-Through Certificates, Class A3, Series 2002-AL1, 3.45%, 02/25/32	1,128,046	1,117,768
WaMu Mortgage Pass-Through Certificates, Class A1, Series 2003-AR6, 2.56%, 06/25/33@	247,603	248,429

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Residential Mortgage Backed Securities (continued)
Wells Fargo Mortgage Backed Securities Trust, Class 5A1, Series 2003-J, 2.49%, 10/25/33@	$217,328	$219,633
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-A, 2.64%, 02/25/34@	267,619	268,432
Wells Fargo Mortgage Backed Securities Trust, Class 2A12, Series 2004-K, 2.73%, 07/25/34@	185,717	187,241
Wells Fargo Mortgage Backed Securities Trust, Class 1A2, Series 2004-K, 2.74%, 07/25/34@	522,933	525,356
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2004-Z, 2.61%, 12/25/34@	221,975	223,584
Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2005-14, 5.50%, 12/25/35	173,004	176,832
WinWater Mortgage Loan Trust, Class A1, Series 2014-1, 4.00%, 06/20/44@‡	623,498	643,211
WinWater Mortgage Loan Trust, Class A4, Series 2014-3, 3.50%, 11/20/44@‡	703,077	708,844
Total Residential Mortgage Backed Securities		19,354,397
Total Mortgage Backed Securities (Cost $64,777,815)		63,214,617
ASSET BACKED SECURITIES — 26.4%
American Homes 4 Rent, Class A, Series 2014-SFR1, 1.25%, 06/17/31@‡	275,002	274,626
AmeriCredit Automobile Receivables Trust, Class C, Series 2014-2, 2.18%, 06/08/20	500,000	500,386
AmeriCredit Automobile Receivables Trust, Class D, Series 2011-2, 4.00%, 05/08/17	871,872	874,515
AmeriCredit Automobile Receivables Trust, Class D, Series 2012-4, 2.68%, 10/09/18	1,050,000	1,069,869
AmeriCredit Automobile Receivables Trust, Class D, Series 2013-2, 2.42%, 05/08/19	575,000	579,257
AmeriCredit Automobile Receivables Trust, Class D, Series 2014-1, 2.54%, 06/08/20	755,000	752,948

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Ascentium Equipment Receivables LLC, Class B, Series 2015-1A, 2.26%, 06/10/21‡	$600,000	$603,511
Asset Backed Funding Certificates Trust, Class A6, Series 2005-AQ1, 4.78%, 06/25/35#	398,994	411,752
Associates Manufactured Housing Pass-Through Certificates, Class B1, Series 1996-1, 8.00%, 03/15/27@	285,544	311,267
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2012-3A, 2.10%, 03/20/19‡	500,000	503,754
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2013-1A, 1.92%, 09/20/19‡	1,140,000	1,137,198
Avis Budget Rental Car Funding AESOP LLC, Class A, Series 2013-2A, 2.97%, 02/20/20‡	1,465,000	1,505,700
Banc of America Funding Trust, Class 1A1, Series 2005-1, 5.50%, 02/25/35	278,320	283,739
BankAmerica Manufactured Housing Contract Trust, Class B1, Series 1998-1, 7.81%, 08/10/25@	284,170	298,773
Bayview Financial Acquisition Trust, Class 1A2, Series 2007-A, 6.21%, 05/28/37#	573,793	617,181
Beacon Container Finance LLC, Class A, Series 2012-1A, 3.72%, 09/20/27‡	642,598	654,313
BXG Receivables Note Trust, Class A, Series 2015-A, 2.88%, 05/02/30‡	555,042	553,987
California Republic Auto Receivables Trust, Class A4, Series 2014-3, 1.79%, 03/16/20	645,000	649,833
California Republic Auto Receivables Trust, Class B, Series 2014-2, 2.34%, 04/15/20	500,000	500,358
Capital Auto Receivables Asset Trust, Class C, Series 2013-4, 2.67%, 02/20/19	635,000	641,925
Capital Auto Receivables Asset Trust, Class C, Series 2015-2, 2.67%, 08/20/20	650,000	650,316
CarFinance Capital Auto Trust, Class B, Series 2013-2A, 3.15%, 08/15/19‡	350,000	355,703
CarFinance Capital Auto Trust, Class B, Series 2014-1A, 2.72%, 04/15/20‡	200,000	201,765

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
CarFinance Capital Auto Trust, Class B, Series 2014-2A, 2.64%, 11/16/20‡	$480,000	$480,186
CarFinance Capital Auto Trust, Class B, Series 2015-1A, 2.91%, 06/15/21‡	1,000,000	1,003,020
CarFinance Capital Auto Trust, Class D, Series 2014-1A, 4.90%, 04/15/20‡	415,000	422,275
CarMax Auto Owner Trust, Class B, Series 2014-4, 2.20%, 09/15/20	700,000	704,447
CarMax Auto Owner Trust, Class C, Series 2014-2, 2.08%, 01/15/20	425,000	426,267
CarMax Auto Owner Trust, Class C, Series 2015-2, 2.39%, 03/15/21	615,000	615,992
Carnow Auto Receivables Trust, Class D, Series 2014-1A, 4.16%, 11/15/18‡	400,000	398,913
CCG Receivables Trust, Class B, Series 2014-1, 2.15%, 11/15/21‡	420,000	422,445
Centex Home Equity Loan Trust, Class AF5, Series 2004-D, 5.35%, 09/25/34#	438,000	464,539
Centre Point Funding LLC, Class 1, Series 2012-2A, 2.61%, 08/20/21‡	773,095	771,523
Citicorp Residential Mortgage Trust, Class A4, Series 2006-1, 5.76%, 07/25/36#	473,967	491,741
Citicorp Residential Mortgage Trust, Class A6, Series 2007-2, 5.52%, 06/25/37#	420,688	438,355
CKE Restaurant Holdings, Inc., Class A2, Series 2013-1A, 4.47%, 03/20/43‡	372,006	378,253
CLI Funding V LLC, Class A, Series 2014-2A, 3.38%, 10/18/29‡	933,333	939,274
Conseco Financial Corp., Class B1, Series 1995-5, 7.30%, 09/15/26@	402,713	424,901
Countrywide Asset-Backed Certificates, Class A3, Series 2004-S1, 5.12%, 02/25/35#	722,357	738,209
Domino’s Pizza Master Issuer LLC, Class A2, Series 2012-1A, 5.22%, 01/25/42‡	308,234	318,524
Drive Auto Receivables Trust, Class C, Series 2015-AA, 3.06%, 05/17/21‡	590,000	594,031
Drug Royalty II LP 2, Class A2, Series 2014-1, 3.48%, 07/15/23‡	408,009	414,011
DT Auto Owner Trust, Class C, Series 2013-2A, 3.06%, 09/16/19‡	500,000	505,046

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
DT Auto Owner Trust, Class C, Series 2014-1A, 2.64%, 10/15/19‡	$670,000	$674,787
DT Auto Owner Trust, Class C, Series 2014-2A, 2.46%, 01/15/20‡	300,000	300,991
DT Auto Owner Trust, Class C, Series 2014-3A, 3.04%, 09/15/20‡	560,000	565,294
Exeter Automobile Receivables Trust, Class B, Series 2013-2A, 3.09%, 07/16/18‡	180,000	181,991
Exeter Automobile Receivables Trust, Class C, Series 2013-1A, 3.52%, 02/15/19‡	500,000	508,608
Exeter Automobile Receivables Trust, Class C, Series 2014-1A, 3.57%, 07/15/19‡	1,110,000	1,122,382
Exeter Automobile Receivables Trust, Class C, Series 2014-2A, 3.26%, 12/16/19‡	880,000	876,374
Exeter Automobile Receivables Trust, Class C, Series 2015-1A, 4.10%, 12/15/20‡	500,000	504,862
Exeter Automobile Receivables Trust, Class C, Series 2015-2A, 3.90%, 03/15/21‡	500,000	501,980
FDIC Trust, Class A, Series 2013-N1, 4.50%, 10/25/18‡	181,941	183,029
Federal Home Loan Mortgage Corporation, Class M2, Series 2014-DN2, 1.84%, 04/25/24@	500,000	488,713
Foursight Capital Automobile Receivables Trust, Class B, Series 2014-1, 3.56%, 11/22/21‡	500,000	504,550
Gold Key Resorts LLC, Class A, Series 2014-A, 3.22%, 03/17/31‡	499,426	501,934
GSAA Trust, Class AF4, Series 2005-1, 5.62%, 11/25/34#	207,273	220,373
Hilton Grand Vacations Trust, Class A, Series 2013-A, 2.28%, 01/25/26‡	1,036,622	1,043,058
Hilton Grand Vacations Trust, Class A, Series 2014-AA, 1.77%, 11/25/26‡	339,920	337,431
Hyundai Auto Receivables Trust, Class D, Series 2014-B, 2.51%, 12/15/20	425,000	428,358
Hyundai Auto Receivables Trust, Class D, Series 2015-A, 2.73%, 06/15/21	500,000	505,955
Jefferies Resecuritization Trust, Class 1A1, Series 2014-R1, 4.00%, 12/27/37‡	660,411	662,747
JPMorgan Mortgage Trust, Class 2A1, Series 2014-IVR3, 3.00%, 09/25/44@‡	667,429	672,741

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Class 2A2, Series 2014-2, 3.50%, 06/25/29@‡	$261,679	$270,528
LEAF Receivables Funding 9 LLC, Class D, Series 2013-1, 5.11%, 09/15/21‡	345,000	357,834
Marriott Vacation Club Owner Trust, Class A, Series 2012-1A, 2.51%, 05/20/30‡	1,011,224	1,022,484
MASTR Asset Securitization Trust, Class 4A5, Series 2003-5, 5.50%, 06/25/33	613,407	622,837
MASTR Specialized Loan Trust, Class A2, Series 2005-3, 5.70%, 11/25/35‡#	449,764	468,584
Mid-State Trust, Class A4, Series 1997-6, 7.79%, 07/01/35	384,517	412,736
New Residential Mortgage Loan Trust, Class A, Series 2014-1A, 3.75%, 01/25/54@‡	179,414	185,434
OneMain Financial Issuance Trust, Class A, Series 2014-1A, 2.43%, 06/18/24‡	730,000	734,403
Residential Funding Mortgage Securities II Home Equity Loan Trust, Class AIIB, Series 2003-HS2, 0.44%, 06/25/28@	133,755	126,803
Santander Drive Auto Receivables Trust, Class C, Series 2012-3, 3.01%, 04/16/18	210,913	212,544
Santander Drive Auto Receivables Trust, Class C, Series 2012-4, 2.94%, 12/15/17	349,513	352,966
Santander Drive Auto Receivables Trust, Class C, Series 2013-3, 1.81%, 04/15/19	600,000	603,050
Santander Drive Auto Receivables Trust, Class C, Series 2014-3, 2.13%, 08/17/20	600,000	605,366
Santander Drive Auto Receivables Trust, Class D, Series 2012-2, 3.87%, 02/15/18	300,000	306,924
Santander Drive Auto Receivables Trust, Class D, Series 2012-6, 2.52%, 09/17/18	350,000	351,907
Santander Drive Auto Receivables Trust, Class D, Series 2013-1, 2.27%, 01/15/19	500,000	498,533
Santander Drive Auto Receivables Trust, Class D, Series 2013-5, 2.73%, 10/15/19	475,000	479,250
Santander Drive Auto Receivables Trust, Class D, Series 2014-4, 3.10%, 11/16/20	600,000	604,904
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-1A, 2.07%, 03/20/30‡	264,323	265,761

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC, Class A, Series 2014-2A, 2.05%, 06/20/31‡	$179,658	$180,961
Sierra Timeshare Receivables Funding LLC, Class B, Series 2012-2A, 3.42%, 03/20/29‡	173,408	175,795
Silverleaf Finance XV LLC, Class A, Series 2012-D, 3.00%, 03/17/25‡	172,612	174,508
Silverleaf Finance XVIII LLC, Class A, Series 2014-A, 2.81%, 01/15/27‡	714,545	714,116
SLM Private Education Loan Trust, Class A2A, Series 2013-B, 1.85%, 06/17/30‡	500,000	496,413
SLM Private Education Loan Trust, Class A2A, Series 2013-C, 2.94%, 10/15/31‡	270,000	278,265
SLM Private Education Loan Trust, Class A2A, Series 2014-A, 2.59%, 01/15/26‡	1,275,000	1,296,424
SNAAC Auto Receivables Trust, Class C, Series 2014-1A, 2.21%, 01/15/20‡	330,000	330,989
SoFi Professional Loan Program LLC, Class A2, Series 2014-A, 3.02%, 10/25/27‡	288,134	294,182
SoFi Professional Loan Program LLC, Class A2, Series 2014-B, 2.55%, 08/27/29‡	824,614	828,580
SoFi Professional Loan Program LLC, Class A2, Series 2015-A, 2.42%, 03/25/30‡	443,877	444,421
Structured Asset Securities Corp., Class A3A, Series 2004-4XS, 5.00%, 02/25/34#	647,681	688,126
Structured Asset Securities Corp. Assistance Loan Trust, Class A, Series 2003-AL1, 3.36%, 04/25/31‡	1,327,487	1,310,145
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Class 3A3, Series 2004-15, 5.50%, 09/25/34	299,327	304,537
TAL Advantage V LLC, Class A, Series 2013-1A, 2.83%, 02/22/38‡	421,667	419,968
TAL Advantage V LLC, Class A, Series 2014-3A, 3.27%, 11/21/39‡	470,833	475,256
TCF Auto Receivables Owner Trust, Class B, Series 2014-1A, 2.33%, 05/15/20‡	800,000	804,979
Tidewater Auto Receivables Trust, Class C, Series 2014-AA, 2.56%, 08/15/19‡	500,000	501,427
Trip Rail Master Funding LLC, Class A1, Series 2014-1A, 2.86%, 04/15/44‡	273,318	273,040

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Trip Rail Master Funding LLC, Class A1A, Series 2011-1A, 4.37%, 07/15/41‡	$334,436	$344,767
U-Haul S Fleet LLC, Class 1, Series 2010-BT1A, 4.90%, 10/25/23‡	600,411	625,304
Wachovia Bank Commercial Mortgage Trust, Class A5, Series 2007-C30, 5.34%, 12/15/43	90,000	94,610
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2003-G, 2.52%, 06/25/33@	33,785	34,150
Wells Fargo Mortgage Backed Securities Trust, Class A1, Series 2004-U, 2.60%, 10/25/34@	537,337	536,890
Westgate Resorts LLC, Class A, Series 2012-2A, 3.00%, 01/20/25‡	199,488	200,211
Westlake Automobile Receivables Trust, Class C, Series 2014-1A, 1.70%, 11/15/19‡	500,000	498,913
Westlake Automobile Receivables Trust, Class C, Series 2015-1A, 2.29%, 11/16/20‡	500,000	499,893
Total Asset Backed Securities (Cost $56,890,093)		56,980,504
CORPORATE BONDS — 18.8%
Consumer Discretionary — 2.0%
American Axle & Manufacturing, Inc., 5.13%, 02/15/19	115,000	118,019
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 03/15/21	80,000	80,000
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 09/30/22	85,000	83,938
D.R. Horton, Inc., 4.00%, 02/15/20	160,000	159,952
Dish DBS Corp., 4.63%, 07/15/17	230,000	237,474
GLP Capital LP/GLP Financing II, Inc., 4.88%, 11/01/20	530,000	541,925
Lennar Corp., 4.50%, 11/15/19	305,000	310,338
Marriott International, Inc., Series N, 3.13%, 10/15/21	520,000	520,229
QVC, Inc., 3.13%, 04/01/19	505,000	502,044
Time Warner Cable, Inc., 6.75%, 07/01/18	205,000	228,722
Toll Brothers Finance Corp., 4.00%, 12/31/18	375,000	383,437
Toll Brothers Finance Corp., 6.75%, 11/01/19	117,000	130,455
TRI Pointe Holdings, Inc., 4.38%, 06/15/19	355,000	349,675

Investments	Principal	Value
CORPORATE BONDS (continued)
Consumer Discretionary (continued)
Wyndham Worldwide Corp., 2.50%, 03/01/18	$450,000	$451,437
Total Consumer Discretionary		4,097,645
Consumer Staples — 0.1%
HJ Heinz Co., 2.80%, 07/02/20‡	185,000	185,355
Energy — 0.8%
Antero Resources Corp., 5.63%, 06/01/23‡(a)	210,000	203,963
California Resources Corp., 5.00%, 01/15/20(a)	210,000	185,850
Kinder Morgan, Inc., 3.05%, 12/01/19	100,000	99,992
Kinder Morgan, Inc., 5.63%, 11/15/23‡	445,000	474,136
Newfield Exploration Co., 5.75%, 01/30/22	140,000	142,800
NGL Energy Partners LP/NGL Energy Finance Corp., 5.13%, 07/15/19	335,000	335,838
Parker Drilling Co., 6.75%, 07/15/22	100,000	86,750
Sabine Oil & Gas Corp., 7.25%, 06/15/19ˆ	92,000	20,700
Total Energy		1,550,029
Financials — 9.1%
Ally Financial, Inc., 3.25%, 02/13/18	225,000	223,875
Ally Financial, Inc., 3.60%, 05/21/18	125,000	125,313
Ally Financial, Inc., 3.75%, 11/18/19	285,000	283,575
Ally Financial, Inc., 4.13%, 03/30/20	270,000	270,167
Ally Financial, Inc., 4.13%, 02/13/22	90,000	86,625
American International Group, Inc., 3.38%, 08/15/20	335,000	347,154
Ares Capital Corp., 3.88%, 01/15/20	280,000	284,904
Associated Banc-Corp., 5.13%, 03/28/16	60,000	61,807
Associates Corp. of North America, 6.95%, 11/01/18	415,000	477,811
Aviation Capital Group Corp., 3.88%, 09/27/16‡	430,000	437,738
Bank of America Corp., 2.00%, 01/11/18	235,000	235,914
Bank of America Corp., Series L, 5.65%, 05/01/18	200,000	219,846
Bank of America Corp., 5.49%, 03/15/19	66,000	72,402
Bank of New York Mellon Corp. (The), Series E, 4.95%, 12/29/49@	395,000	392,531

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Bear Stearns Cos. LLC (The), 7.25%, 02/01/18	$75,000	$84,992
Capital One Financial Corp., 6.15%, 09/01/16	400,000	422,313
Corporate Office Properties LP, 3.70%, 06/15/21	460,000	456,316
Countrywide Financial Corp., 6.25%, 05/15/16	130,000	135,133
DDR Corp., 7.88%, 09/01/20	280,000	343,134
DDR Corp., 3.50%, 01/15/21	145,000	147,225
Digital Realty Trust LP, 3.95%, 07/01/22	270,000	269,848
DuPont Fabros Technology LP, 5.88%, 09/15/21	475,000	483,313
Fifth Third Bancorp, 4.50%, 06/01/18	321,000	340,241
First Tennessee Bank NA, 2.95%, 12/01/19	250,000	250,132
Ford Motor Credit Co. LLC, 8.13%, 01/15/20	455,000	556,178
FS Investment Corp., 4.25%, 01/15/20	435,000	440,157
FS Investment Corp., 4.75%, 05/15/22	160,000	156,733
General Motors Financial Co., Inc., 2.40%, 04/10/18	355,000	356,119
Genworth Holdings, Inc., 7.63%, 09/24/21	200,000	211,000
Goldman Sachs Group, Inc. (The), 5.63%, 01/15/17	670,000	709,737
Government Properties Income Trust, 3.75%, 08/15/19	85,000	87,515
HCP, Inc., 3.75%, 02/01/19	175,000	182,180
Healthcare Trust of America Holdings LP, 3.38%, 07/15/21	150,000	149,443
Hertz Corp. (The), 5.88%, 10/15/20	440,000	447,700
HSBC Finance Corp., 6.68%, 01/15/21	225,000	260,609
HSBC USA, Inc., 1.70%, 03/05/18	200,000	199,527
HSBC USA, Inc., 2.63%, 09/24/18	225,000	229,951
Huntington Bancshares, Inc., 7.00%, 12/15/20	200,000	238,501
International Lease Finance Corp., 3.88%, 04/15/18	390,000	392,925
iStar Financial, Inc., 4.00%, 11/01/17	410,000	404,363
Jefferies Group LLC, 5.13%, 04/13/18	275,000	292,397
JPMorgan Chase & Co., 6.13%, 06/27/17	280,000	302,938
JPMorgan Chase & Co., 2.25%, 01/23/20	380,000	373,660
JPMorgan Chase & Co., Series Z, 5.30%, 12/29/49@	40,000	39,804

Investments	Principal	Value
CORPORATE BONDS (continued)
Financials (continued)
Lazard Group LLC, 4.25%, 11/14/20	$275,000	$289,498
Lincoln National Corp., 8.75%, 07/01/19	125,000	153,389
Lincoln National Corp., 6.05%, 04/20/67@	100,000	90,750
Morgan Stanley, 5.55%, 04/27/17	425,000	455,586
Morgan Stanley, 2.13%, 04/25/18	180,000	181,290
MPT Operating Partnership LP/MPT Finance Corp., 6.38%, 02/15/22	45,000	48,150
National Retail Properties, Inc., 5.50%, 07/15/21	250,000	279,845
Navient Corp., 4.88%, 06/17/19	285,000	282,863
New York Life Global Funding, 1.95%, 02/11/20‡	65,000	64,078
Progressive Corp. (The), 6.70%, 06/15/37@	430,000	450,424
Prudential Financial, Inc., 5.20%, 03/15/44@	300,000	298,275
Santander Holdings USA, Inc., 3.00%, 09/24/15	115,000	115,321
Santander Holdings USA, Inc., 2.65%, 04/17/20	475,000	467,497
SBA Tower Trust, 2.93%, 12/15/17‡	725,000	735,949
Select Income REIT, 4.15%, 02/01/22	515,000	510,847
Senior Housing Properties Trust, 3.25%, 05/01/19	415,000	415,671
Springleaf Finance Corp., 5.25%, 12/15/19	455,000	449,881
State Street Corp., 4.96%, 03/15/18	300,000	322,698
TIAA Asset Management Finance Co. LLC, 2.95%, 11/01/19‡	400,000	403,201
Ventas Realty LP, 4.00%, 04/30/19	310,000	327,832
Voya Financial, Inc., 2.90%, 02/15/18	365,000	374,797
Wells Fargo & Co., 5.13%, 09/15/16	75,000	78,631
Willis North America, Inc., 6.20%, 03/28/17	250,000	267,785
Zions Bancorporation, 4.50%, 03/27/17	195,000	203,689
Total Financials		19,751,693
Health Care — 1.0%
AbbVie, Inc., 2.50%, 05/14/20	75,000	74,315
CHS/Community Health Systems, Inc., 5.13%, 08/15/18	170,000	174,675
Forest Laboratories LLC, 4.38%, 02/01/19‡	200,000	211,844

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Health Care (continued)
HCA, Inc., 3.75%, 03/15/19	$160,000	$161,600
HCA, Inc., 6.50%, 02/15/20	185,000	207,200
Hologic, Inc., 5.25%, 07/15/22‡	40,000	40,950
Owens & Minor, Inc., 3.88%, 09/15/21	95,000	97,844
Quintiles Transnational Corp., 4.88%, 05/15/23‡	170,000	171,275
Tenet Healthcare Corp., 6.25%, 11/01/18	150,000	163,313
Tenet Healthcare Corp., 5.00%, 03/01/19‡	60,000	60,225
Tenet Healthcare Corp., 3.79%, 06/15/20@‡	260,000	262,599
Tenet Healthcare Corp., 6.00%, 10/01/20	105,000	112,219
Zimmer Biomet Holdings, Inc., 2.70%, 04/01/20	295,000	293,865
Zimmer Biomet Holdings, Inc., 3.15%, 04/01/22	295,000	290,615
Total Health Care		2,322,539
Industrials — 4.2%
ADT Corp. (The), 6.25%, 10/15/21(a)	540,000	569,699
America West Airlines 1999-1 Pass-Through Trust, Series 991G, 7.93%, 01/02/19	349,660	377,633
America West Airlines 2001-1 Pass-Through Trust, Series 011G, 7.10%, 04/02/21	1,012,770	1,098,854
American Airlines Group, Inc., 4.63%, 03/01/20‡	195,000	189,150
Atlas Air 2000-1 Class A Pass-Through Trust, Series 00-1, 8.71%, 01/02/19	260,451	266,311
Continental Airlines 1999-1 Class A Pass-Through Trust, Series 991A, 6.55%, 02/02/19	313,913	343,923
Continental Airlines 1999-2 Class C-2 Pass-Through Trust, Series AMBC, 6.24%, 03/15/20	217,150	234,522
Continental Airlines 2000-1 Class A-1 Pass-Through Trust, Series 00A1, 8.05%, 11/01/20	479,434	543,535
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Series 01A1, 6.70%, 06/15/21	854,172	907,558
Delta Air Lines 2012-1 Class A Pass-Through Trust, Series A, 4.75%, 05/07/20	1,008,033	1,078,595
Delta Air Lines Class A Pass-Through Trust, Series 2010-2A, 4.95%, 05/23/19	662,176	701,906
HD Supply, Inc., 5.25%, 12/15/21‡(a)	360,000	366,300

Investments	Principal	Value
CORPORATE BONDS (continued)
Industrials (continued)
Masco Corp., 5.95%, 03/15/22	$400,000	$451,000
Northwest Airlines 2002-1 Class G-2 Pass-Through Trust, Series 02-1, 6.26%, 11/20/21	535,587	560,332
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 02/01/22‡	230,000	223,606
Textron, Inc., 4.63%, 09/21/16	400,000	416,165
UAL 2009-2a Pass-Through Trust, Series 09-2, 9.75%, 01/15/17	429,764	467,369
United Rentals North America, Inc., 7.38%, 05/15/20	150,000	160,799
United Rentals North America, Inc., 4.63%, 07/15/23	310,000	305,149
Total Industrials		9,262,406
Information Technology — 0.3%
Dun & Bradstreet Corp. (The), 3.25%, 12/01/17	150,000	152,627
Dun & Bradstreet Corp. (The), 4.00%, 06/15/20	150,000	150,879
Juniper Networks, Inc., 3.30%, 06/15/20	110,000	110,903
Oracle Corp., 2.50%, 05/15/22	200,000	194,383
Total Information Technology		608,792
Materials — 0.2%
Hexion, Inc., 6.63%, 04/15/20	$175,000	161,438
Huntsman International LLC, 4.88%, 11/15/20	200,000	200,500
Tronox Finance LLC, 6.38%, 08/15/20(a)	120,000	111,900
Total Materials		473,838
Telecommunication Services — 0.7%
AT&T, Inc., 3.88%, 08/15/21	210,000	216,900
AT&T, Inc., 3.00%, 06/30/22	205,000	198,249
Frontier Communications Corp., 7.13%, 03/15/19	250,000	259,375
Frontier Communications Corp., 6.25%, 09/15/21	185,000	169,275
T-Mobile USA, Inc., 6.46%, 04/28/19	275,000	283,938
Verizon Communications, Inc., 2.50%, 09/15/16	43,000	43,711
Verizon Communications, Inc., 3.65%, 09/14/18	50,000	52,629
Verizon Communications, Inc., 2.55%, 06/17/19	200,000	202,924
Verizon Communications, Inc., 4.60%, 04/01/21	125,000	134,495
Total Telecommunication Services		1,561,496

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Utilities — 0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 05/20/20	$45,000	$47,588
AmeriGas Finance LLC/AmeriGas Finance Corp., 7.00%, 05/20/22	235,000	250,275
Energy Transfer Partners LP, 4.15%, 10/01/20	250,000	257,233
Exelon Corp., 2.85%, 06/15/20	70,000	70,486
Talen Energy Supply LLC, 5.13%, 07/15/19‡	265,000	261,025
Total Utilities		886,607
Total Corporate Bonds (Cost $40,842,839)		40,700,400
TERM LOANS — 12.2%
Consumer Discretionary — 4.3%
Allison Transmission, Inc., 3.50%, 08/23/19@	40,896	41,038
Aristocrat International Pty Ltd., 4.75%, 10/20/21 (Australia)@	410,308	412,651
Boyd Gaming Corp., 4.00%, 08/14/20@	290,219	291,347
Caesars Entertainment Corp., 11.25%, 10/31/16@ˆ	136,711	124,451
Caesars Entertainment Corp., 11.50%, 03/01/17@ˆ	55,720	48,745
CBAC Borrower LLC, 8.25%, 07/02/20@	200,000	185,500
CDS US Intermediate Holdings, Inc., 0.00%, 07/08/22@(b)	189,000	189,236
Cequel Communications LLC, 3.50%, 02/14/19@	482,446	481,508
Charter Communications Operating, LLC, 3.00%, 07/01/20@	414,710	410,737
CityCenter Holdings LLC, 4.25%, 10/16/20@	243,658	244,343
CSC Holdings LLC, 2.69%, 04/17/20@	453,348	449,381
FCA U.S. LLC, 3.25%, 12/31/18@	325,875	325,626
General Nutrition Centers, Inc., 3.25%, 03/04/19@	323,397	319,255
Hanesbrands, Inc., 3.25%, 04/29/22@	32,918	33,164
Hilton Worldwide Finance LLC, 3.50%, 10/25/20@	402,855	403,485
Landry’s, Inc., 4.00%, 04/24/18@	192,550	193,373
Las Vegas Sands, LLC, 3.25%, 12/19/20@	537,380	535,548
Libbey Glass, Inc., 3.75%, 04/09/21@	314,820	315,116
Life Time Fitness, Inc., 4.25%, 06/10/22@	265,000	263,443

Investments	Principal	Value
TERM LOANS (continued)
Consumer Discretionary (continued)
MGM Resorts International, 3.50%, 12/20/19@	$355,911	$354,042
PetSmart Inc, 4.25%, 03/10/22@	297,000	296,777
Pinnacle Entertainment, Inc., 3.75%, 08/13/20@	230,592	230,942
PVH Corp., 3.25%, 02/13/20@	257,528	259,163
Seminole Hard Rock Entertainment, Inc., 3.50%, 05/14/20@	58,800	58,714
Seminole Tribe of Florida, Inc., 3.00%, 04/29/20@	380,484	380,769
Six Flags Theme Parks, Inc., 0.00%, 06/30/22@(b)	153,000	153,311
SRAM LLC, 5.25%, 04/10/20@	191,911	190,711
Staples, Inc., 0.00%, 04/24/21@(b)	248,000	247,936
TI Group Automotive Systems LLC, 0.00%, 06/25/22@(b)	38,000	37,953
Tribune Media Co., 0.00%, 12/27/20@(b)	419,006	419,791
Univision Communications, Inc., 4.00%, 03/01/20@	702,359	697,841
Univision Communications, Inc., 4.00%, 03/01/20@	407,055	404,694
Virgin Media Investment Holdings Ltd., 3.50%, 06/30/23 (United Kingdom)@	336,661	333,856
Total Consumer Discretionary		9,334,447
Industrials — 1.6%
Air Canada, 4.00%, 09/26/19@	233,238	234,186
Alliant Techsystems, Inc., 3.50%, 11/02/20@	331,373	331,941
American Airlines, Inc., 3.50%, 06/27/20@	305,000	302,905
American Airlines, Inc., 3.75%, 10/10/21@	254,000	253,643
Avis Budget Car Rental LLC, 3.00%, 03/15/19@	610,197	611,979
AWAS Finance Luxembourg 2012 SA, 3.50%, 07/16/18@	496,612	498,010
DigitalGlobe, Inc., 3.75%, 01/31/20@	167,513	167,827
McJunkin Red Man Corp., 5.00%, 11/09/19@	57,400	57,053
Nortek, Inc., 3.50%, 10/30/20@	111,000	110,376
Nortek, Inc., 3.50%, 10/30/20@	481,145	478,838
TransDigm, Inc., 3.75%, 06/04/21@	173,250	172,178
United Airlines, Inc., 3.75%, 09/15/21@	266,983	267,818
Total Industrials		3,486,754

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
TERM LOANS (continued)
Information Technology — 1.5%
Avago Technologies Cayman Ltd., 3.75%, 05/06/21 (Cayman Islands)@	$618,210	$619,892
Blue Coat Systems. Inc., 4.50%, 05/26/22@	220,000	219,863
Deltek, Inc., 0.00%, 06/25/22@(b)	22,706	22,763
First Data Corp., 3.69%, 03/24/18@	732,000	730,495
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 4.00%, 08/06/21@	250,110	248,859
Infor U.S., Inc., 3.75%, 06/03/20@	241,463	238,621
Interactive Data Corp., 4.75%, 05/02/21@	293,919	295,204
Kronos Inc., 4.50%, 10/30/19@	431,462	432,325
SunGard Data Systems, Inc., 4.00%, 03/08/20@	485,000	485,453
Total Information Technology		3,293,475
Financials — 1.0%
Delos Finance Sarl, 3.50%, 03/06/21 (Luxembourg)@	633,000	632,842
Realogy Group LLC, 3.75%, 03/05/20@	494,975	494,512
TransUnion LLC, 3.75%, 04/09/21@	630,167	625,932
Walter Investment Management Corp., 4.75%, 12/18/20@	395,980	375,068
Total Financials		2,128,354
Health Care — 1.1%
Alere, Inc., 0.00%, 06/18/22@(b)	239,000	239,502
CHS/Community Health Systems, Inc., 3.53%, 12/31/18@	269,895	270,219
ConvaTec, Inc., 0.00%, 12/22/16@(b)	20,000	20,018
Davita HealthCare Partners, Inc., 3.50%, 06/24/21@	107,910	108,106
Endo Luxembourg Finance I Co. Sarl, 0.00%, 06/24/16@(b)	93,000	93,000
Endo Luxembourg Finance I Co. Sarl, 0.00%, 06/24/22@(b)	147,000	147,322
Endo Luxemburg Finance I Co. Sarl, 3.25%, 02/28/21@	296,250	297,237
IASIS Healthcare LLC, 4.50%, 05/03/18@	219,375	220,014
Quintiles Transnational Corp, 3.25%, 05/12/22@	76,000	76,238
RPI Finance Trust, 3.25%, 11/09/18@	410,969	412,457
RPI Finance Trust, 3.50%, 11/09/20@	305,233	305,996
Valeant Pharmaceuticals International, Inc., 3.50%, 02/13/19 (Canada)@	259,734	259,450
Total Health Care		2,449,559

Investments	Principal	Value
TERM LOANS (continued)
Consumer Staples — 0.7%
Albertson’s Holdings LLC, 5.50%, 08/25/21@	$269,325	$270,996
ARAMARK Corp., 3.25%, 09/07/19@	518,950	519,228
ARAMARK Corp., 3.25%, 02/24/21@	497,481	496,327
HJ Heinz Co., 3.25%, 06/05/20@	317,637	318,055
Hostess Brands, Inc., 6.75%, 03/20/20@	154,688	157,395
Spectrum Brands, Inc., 0.00%, 06/23/22@(b)	69,000	69,518
Total Consumer Staples		1,831,519
Telecommunication Services — 0.6%
Crown Castle Operating Co., 3.00%, 01/31/21@	662,224	659,531
Level 3 Financing, Inc., 4.00%, 01/15/20@	225,000	225,352
Level 3 Financing, Inc., 3.50%, 05/31/22@	110,000	109,393
Total Telecommunication Services		994,276
Utilities — 0.5%
Calpine Corp., 3.50%, 05/27/22@	449,000	445,857
NRG Energy, Inc., 2.75%, 07/01/18@	631,794	627,659
Total Utilities		1,073,516
Energy — 0.5%
Fieldwood Energy LLC, 3.88%, 09/28/18@	197,915	189,071
MEG Energy Corp., 3.75%, 03/31/20 (Canada)@	574,054	563,135
Seadrill Operating LP, 4.00%, 02/21/21@	249,492	189,537
Total Energy		941,743
Materials — 0.4%
AZ Chem U.S., Inc., 4.50%, 06/12/21@	88,468	88,579
FMG Resources Pty. Ltd., 3.75%, 06/30/19 (Australia)@	634,124	564,659
Ineos U.S. Finance LLC, 3.75%, 12/15/20@	195,764	194,826
Total Materials		848,064
Total Term Loans (Cost $26,576,185)		26,381,707

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
FOREIGN BONDS — 6.0%
Consumer Discretionary — 0.3%
International Game Technology PLC, 5.63%, 02/15/20 (United Kingdom)‡	$485,000	$476,513
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19‡	200,000	200,893
Total Consumer Discretionary		677,406
Energy — 0.3%
Petroleos Mexicanos, 6.00%, 03/05/20 (Mexico)	350,000	392,000
Weatherford International Ltd., 9.63%, 03/01/19 (Bermuda)	150,000	175,274
Total Energy		567,274
Financials — 3.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 07/01/20 (Ireland)	165,000	165,309
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50%, 05/15/21 (Ireland)‡	165,000	166,238
Aircastle Ltd., 5.13%, 03/15/21 (Bermuda)	210,000	212,625
American Tower Trust, 1.55%, 03/15/18‡	347,000	345,529
Axis Bank Ltd., 3.25%, 05/21/20 (India)‡	450,000	448,449
Banco Santander Chile, 2.15%, 06/07/18 (Chile)@‡	200,000	203,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.25%, 01/14/19 (Netherlands)	300,000	302,215
Corp. Andina de Fomento, 3.75%, 01/15/16 (Supranational)	100,000	101,035
Corpbanca SA, 3.88%, 09/22/19 (Chile)‡	500,000	508,763
Daimler Finance North America LLC, 2.45%, 05/18/20‡	500,000	497,111
Guanay Finance Ltd., 6.00%, 12/15/20 (Cayman Islands)‡	460,000	477,112
Industrial & Commercial Bank of China Ltd., 3.23%, 11/13/19 (China)	475,000	484,348
Intesa Sanpaolo SpA, 3.13%, 01/15/16 (Italy)	200,000	201,551
Itau Unibanco Holding SA, 2.85%, 05/26/18 (Brazil)‡	200,000	198,900
Korea Development Bank (The), 4.63%, 11/16/21 (South Korea)	375,000	416,313

Investments	Principal	Value
FOREIGN BONDS (continued)
Financials (continued)
Macquarie Group Ltd., 6.00%, 01/14/20 (Australia)‡	$290,000	$326,186
Royal Bank of Scotland Group PLC, 6.40%, 10/21/19 (United Kingdom)	350,000	391,504
Schaeffler Finance BV, 4.25%, 05/15/21 (Germany)‡	375,000	367,500
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20‡	600,000	597,344
XLIT Ltd., Series E, 6.50%, 12/29/49 (Ireland)@	105,000	90,104
Total Financials		6,501,636
Health Care — 0.4%
Actavis Funding SCS, 3.00%, 03/12/20 (Luxembourg)	85,000	85,405
Actavis Funding SCS, 3.45%, 03/15/22 (Luxembourg)	85,000	84,320
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 4.88%, 04/15/20 (Luxembourg)‡	20,000	20,426
Valeant Pharmaceuticals International, Inc., 6.75%, 08/15/18 (Canada)‡	85,000	89,303
Valeant Pharmaceuticals International, Inc., 5.38%, 03/15/20 (Canada)‡	640,000	662,400
Total Health Care		941,854
Industrials — 0.9%
Air Canada 2013-1 Class B Pass-Through Trust, 5.38%, 05/15/21 (Canada)‡	496,351	516,205
Bombardier, Inc., 4.75%, 04/15/19 (Canada)‡	370,000	361,675
Virgin Australia Trust, Series 2013-1A, 5.00%, 10/23/23 (Australia)‡	1,007,679	1,050,505
Total Industrials		1,928,385
Information Technology — 0.4%
Alibaba Group Holding Ltd., 2.50%, 11/28/19 (Cayman Islands)‡	700,000	693,074
NXP BV/NXP Funding LLC, 4.13%, 06/15/20 (Netherlands)‡	240,000	242,400
Total Information Technology		935,474
Materials — 0.1%
Anglo American Capital PLC, 3.63%, 05/14/20 (United Kingdom)‡	200,000	200,244
Methanex Corp., 3.25%, 12/15/19 (Canada)	100,000	100,713
Total Materials		300,957

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
FOREIGN BONDS (continued)
Telecommunication Services — 0.2%
Millicom International Cellular SA, 6.63%, 10/15/21 (Luxembourg)‡	$280,000	$289,100
Telefonica Emisiones SAU, 6.42%, 06/20/16 (Spain)	100,000	104,584
Total Telecommunication Services		393,684
Utilities — 0.4%
Majapahit Holding BV, 7.75%, 01/20/20 (Indonesia)‡	245,000	283,894
State Grid Overseas Investment 2014 Ltd., 2.75%, 05/07/19 (China)‡	500,000	505,507
Total Utilities		789,401
Total Foreign Bonds (Cost $13,002,962)		13,036,071
U.S. TREASURY NOTES — 2.0%
U.S. Treasury Note, 04/15/18, 0.75%	1,250,000	1,243,555
U.S. Treasury Note, 03/31/20, 1.38%	3,000,000	2,970,702
Total U.S. Treasury Notes (Cost $4,252,218)		4,214,257
U.S. GOVERNMENT AGENCY SECURITIES — 0.6%
Federal Home Loan Mortgage Corporation, Class J, Series 2012-4011, 4.00%, 12/15/41	698,308	741,787
Federal National Mortgage Association, Class NA, Series 2009-36, 5.00%, 06/25/37	136,900	146,631
Federal National Mortgage Association, Class PA, Series 2010-57, 4.50%, 12/25/38	21,550	21,560
Federal National Mortgage Association, Class PA, Series 2012-10, 4.00%, 11/25/41	418,417	438,607
Total U.S. Government Agency Securities (Cost $1,320,616)		1,348,585
MONEY MARKET FUND — 4.7%
BofA Cash Reserves Money Market Fund – Capital Class, 0.05%(c) (Cost $10,181,323)	10,181,323	10,181,323
REPURCHASE AGREEMENTS — 0.3%(d)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $113,089, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $115,351)	113,089	113,089

Investments	Principal	Value
REPURCHASE AGREEMENTS(d) (continued)
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.12%, total to be received $140,829, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.50%, 07/01/18 – 07/01/45, totaling $143,646)	$140,829	$140,829
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $255,000)	250,000	250,000
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $255,000)	250,000	250,000
Total Repurchase Agreements (Cost $753,918)		753,918
Total Investments — 100.4% (Cost $218,597,969)		216,811,382
Liabilities in Excess of Other Assets — (0.4)%		(870,576)
Net Assets — 100.0%		$215,940,806

PLC – Public Limited Company

ˆ	Is In Default.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2015.
#	Represents step coupon bond. Rate shown reflects the rate in effect as of June 30, 2015.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,376,040; the aggregate market value of the collateral held by the fund is $1,412,003. The aggregate market value of the collateral includes non-cash securities collateral having a value of $658,085.
(b)	This Loan will settle after June 30, 2015 at which time the interest rate will be determined.
(c)	Rate shown reflects the 7-day yield as of June 30, 2015.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

See accompanying Notes to Financial Statements.

ADVISORSHARES NEWFLEET MULTI-SECTOR INCOME ETF
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Asset Backed Securities	26.4%
Commercial Mortgage Backed Securities	18.8
Consumer Discretionary	6.6
Consumer Staples	0.8
Energy	1.6
Financials	13.1
Health Care	2.5
Industrials	6.7
Information Technology	2.2
Materials	0.7
Non-Agency Mortgage-Backed Securities	1.6
Residential Mortgage Backed Securities	9.0
Telecommunication Services	1.5
U.S. Government Agency Securities	0.6
U.S. Treasury Note	2.0
Utilities	1.3
Money Market Fund	4.7
Repurchase Agreements	0.3
Total Investments	100.4
Liabilities in Excess of Other Assets	(0.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments

June 30, 2015

Investments	Principal	Value
TERM LOANS — 87.0%
Advertising — 1.8%
Acosta, Inc., 4.25%, 09/26/21@	$498,747	$497,929
Aerospace & Defense — 3.4%
Hamilton Sundstrand Industrial (Luxembourg), 4.00%, 12/13/19@	500,000	483,750
TransDigm, Inc., 3.75%, 02/28/20@	443,501	440,804
Total Aerospace & Defense		924,554
Airlines — 0.9%
Landmark Aviation, 8.25%, 01/25/21@	250,000	248,958
Auto Parts & Equipment — 3.6%
Cooper-Standard Automotive, 4.00%, 04/04/21@	497,487	497,301
Federal-Mogul Holdings Corp., 4.75%, 04/15/21@	497,487	493,291
Total Auto Parts & Equipment		990,592
Building Materials — 3.6%
GYP Holdings III Corp., 4.75%, 04/01/21@	498,741	483,778
Roofing Supply Group LLC, 5.00%, 05/31/19@	500,000	501,250
Total Building Materials		985,028
Chemicals — 4.6%
MacDermid, Inc., 4.75%, 06/07/20@	248,750	250,170
Univar, Inc., 5.00%, 06/30/17@	497,401	497,590
Univar, Inc., 4.50%, 07/01/22@	500,000	500,080
Total Chemicals		1,247,840
Commercial Services — 7.3%
Allied Security Holdings LLC, 4.25%, 02/12/21@	497,604	498,176
Brickman Group Ltd. LLC (The), 5.25%, 12/18/20	250,000	248,789
Brickman Group Ltd. LLC (The), 7.50%, 12/17/21@	250,000	251,355
Interactive Data Corp., 4.75%, 04/30/21@	497,487	499,664
ServiceMaster Co. LLC (The), 4.25%, 07/01/21@	497,494	498,272
Total Commercial Services		1,996,256
Distribution/Wholesale — 1.8%
Spin Holdco, Inc., 4.25%, 11/14/19@	498,123	497,189
Diversified Financial Services — 2.7%
AlixPartners LLP, 4.00%, 07/10/20@	248,782	248,121
Onex Wizard U.S. Acquisition, Inc., 4.25%, 03/11/22@	498,750	499,187
Total Diversified Financial Services		747,308

Investments	Principal	Value
TERM LOANS (continued)
Entertainment — 1.8%
Scientific Games International, Inc., 6.00%, 10/01/21@	$497,500	$497,876
Environmental Control — 0.9%
Waste Industries USA, Inc., 4.25%, 02/27/20@	249,375	250,389
Food — 3.7%
Albertsons LLC, 5.38%, 03/21/19@	498,750	501,339
U.S. Foods, Inc., 4.50%, 03/31/19@	497,462	498,877
Total Food		1,000,216
Hand/Machine Tools — 1.8%
Apex Tool Group LLC, 4.50%, 01/31/20@	498,090	489,789
Healthcare – Services — 3.7%
CHS/Community Health Systems, Inc., 3.75%, 12/31/19@	175,613	175,858
CHS/Community Health Systems, Inc., 4.00%, 01/27/21@	323,124	324,079
IASIS Healthcare LLC, 4.50%, 05/03/18@	498,721	500,175
Total Healthcare – Services		1,000,112
Household Products/Wares — 1.8%
Reynolds Group Holdings, Inc., 4.50%, 12/01/18@	487,336	489,621
Insurance — 1.8%
HUB International Ltd., 4.00%, 10/02/20@	248,741	247,264
USI, Inc., 4.25%, 12/27/19@	248,734	248,942
Total Insurance		496,206
Internet — 0.9%
Zayo Group LLC, 3.75%, 05/06/21@	248,736	247,042
Leisure Time — 3.6%
24 Hour Fitness Worldwide, Inc., 4.75%, 05/28/21@	248,744	237,007
Bombardier Recreational Products, Inc., 3.75%, 01/30/19@	250,000	250,250
ClubCorp Club Operations, Inc., 4.25%, 07/24/20@	500,000	501,937
Total Leisure Time		989,194
Lodging — 2.5%
Caesars Entertainment Resort Properties LLC, 7.00%, 10/09/20@	248,737	226,973
Caesars Growth Properties Holdings LLC, 6.25%, 05/08/21@	248,744	213,298

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
TERM LOANS (continued)
Lodging (continued)
Hilton Worldwide Finance LLC, 3.50%, 10/26/20@	$233,750	$234,115
Total Lodging		674,386
Machinery-Diversified — 2.9%
Husky Injection Molding Systems Ltd., 7.25%, 06/30/22@	300,000	297,375
Rexnord, 4.00%, 08/21/20@	497,468	496,777
Total Machinery-Diversified		794,152
Media — 1.8%
Cequel Communications LLC, 3.50%, 02/14/19@	250,000	249,514
iHeartCommunications, Inc., 6.94%, 01/30/19@	250,000	231,620
Total Media		481,134
Mining — 1.6%
FMG Resources Pty. Ltd. (Australia), 3.75%, 06/30/19@	497,468	442,973
Miscellaneous Manufacturing — 0.9%
Gates Global LLC, 4.25%, 07/06/21@	248,747	245,344
Packaging & Containers — 3.6%
Ardagh Holdings USA, Inc., 4.00%, 12/17/19@	497,481	497,324
BWAY Holding Co., 5.50%, 08/14/20@	497,487	498,938
Total Packaging & Containers		996,262
Pharmaceuticals — 0.9%
Par Pharmaceutical Cos., Inc., 4.00%, 09/30/19@	248,737	249,004
Retail — 18.6%
BJ’s Wholesale Club, Inc., 4.50%, 09/26/19@	497,903	498,182
Burger King, 3.75%, 12/10/21@	379,489	379,673
CEC Entertainment, Inc., 4.00%, 02/15/21@	497,481	485,251
Dollar Tree, Inc., 3.50%, 03/09/22@	208,861	209,101
Doosan Infracore International, Inc., 4.50%, 05/28/21@	248,638	250,192
Jo-Ann Stores LLC, 4.00%, 03/16/18@	240,865	234,242
Leslie’s Poolmart, 4.25%, 10/16/19@	248,721	249,342
Michaels Stores, Inc., 4.00%, 01/28/20@	249,372	250,074
Neiman Marcus Group Ltd. LLC, 4.25%, 10/25/20@	498,737	496,498
NPC International, Inc., 4.00%, 12/28/18@	498,070	494,646

Investments	Principal	Value
TERM LOANS (continued)
Retail (continued)
PetSmart, Inc., 4.25%, 03/11/22@	$500,000	$499,625
Pilot Travel Centers LLC, 4.25%, 10/01/21@	496,241	501,874
Rite Aid Corp., 5.75%, 08/21/20@	250,000	252,891
Smart & Final Stores LLC, 4.00%, 11/15/19@	250,000	249,844
Total Retail		5,051,435
Semiconductors — 1.8%
Freescale Semiconductor, Inc., 5.00%, 01/15/21@	497,468	499,956
Software — 0.9%
Infor U.S., Inc., 3.75%, 06/03/20@	248,714	245,787
Telecommunications — 1.8%
Level 3 Financing, Inc., 3.50%, 05/31/22@	500,000	497,240
Total Term Loans (Cost $23,904,594)		23,773,772
CORPORATE BONDS — 13.4%
Chemicals — 0.9%
Tronox Finance LLC, 6.38%, 08/15/20	250,000	233,125
Commercial Services — 1.0%
United Rentals North America, Inc., 7.38%, 05/15/20	250,000	267,998
Distribution/Wholesale — 1.1%
HD Supply, Inc., 11.50%, 07/15/20	250,000	290,000
Diversified Financial Services — 0.9%
Jefferies Finance LLC, 7.38%, 04/01/20‡	250,000	246,875
Electric — 1.8%
Dynegy, Inc., 6.75%, 11/01/19‡	250,000	261,374
GenOn Energy, Inc., 9.88%, 10/15/20	250,000	255,625
Total Electric		516,999
Entertainment — 0.5%
Penn National Gaming, Inc., 5.88%, 11/01/21	124,000	125,550
Healthcare – Services — 1.0%
Tenet Healthcare Corp., 8.00%, 08/01/20	250,000	260,938
Home Builders — 0.9%
Lennar Corp., 4.50%, 06/15/19	250,000	256,250

See accompanying Notes to Financial Statements.

ADVISORSHARES PACIFIC ASSET ENHANCED FLOATING RATE ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares/ Principal	Value
CORPORATE BONDS (continued)
Lodging — 1.7%
Caesars Entertainment Resort Properties LLC, 11.00%, 10/01/21@	$250,000	$210,625
MGM Resorts International, 6.75%, 10/01/20	250,000	266,250
Total Lodging		476,875
Oil & Gas — 0.7%
Linn Energy LLC, 6.50%, 05/15/19	250,000	203,125
Real Estate — 1.0%
Howard Hughes Corp. (The), 6.88%, 10/01/21‡	250,000	266,250
Software — 1.1%
First Data Corp., 12.63%, 01/15/21	250,000	289,375
Telecommunications — 0.8%
Sprint Communications, Inc., 6.00%, 11/15/22	250,000	229,063
Total Corporate Bonds (Cost $3,708,766)		3,662,423
MONEY MARKET FUND — 4.5%
JP Morgan US Government Money Market Fund – Institutional Class, 0.01%(a) (Cost $1,216,054)	1,216,054	1,216,054
Total Investments — 104.9% (Cost $28,829,414)		28,652,249
Liabilities in Excess of Other Assets — (4.9)%		(1,340,637)
Net Assets — 100.0%		$27,311,612

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2015.
(a)	Rate shown reflects the 7-day yield as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.8%
Aerospace & Defense	3.4
Airlines	0.9
Auto Parts & Equipment	3.6
Building Materials	3.6
Chemicals	5.5
Commercial Services	8.3
Distribution/Wholesale	2.9
Diversified Financial Services	3.6
Electric	1.8
Entertainment	2.3
Environmental Control	0.9
Food	3.7
Hand/Machine Tools	1.8
Healthcare – Services	4.7
Home Builders	0.9
Household Products/Wares	1.8
Insurance	1.8
Internet	0.9
Leisure Time	3.6
Lodging	4.2
Machinery-Diversified	2.9
Media	1.8
Mining	1.6
Miscellaneous Manufacturing	0.9
Oil & Gas	0.7
Packaging & Containers	3.6
Pharmaceuticals	0.9
Real Estate	1.0
Retail	18.6
Semiconductors	1.8
Software	2.0
Telecommunications	2.6
Money Market Fund	4.5
Total Investments	104.9
Liabilities in Excess of Other Assets	(4.9)
Net Assets	100.0%

Total Return Swaps contracts outstanding as of June 30, 2015:

Reference Entity	Number of Contracts	Annual Financing Rate Received (Paid)	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid Leveraged Loans	1,000,000	0.15%	9/21/2015	$1,000,000	$997,288	$(2,712)

J.P. Morgan Chase Bank acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS — 67.5%
Advertising — 2.8%
Affinion Group, Inc., 7.88%, 12/15/18(a)	$8,102,000	$5,428,340
Sitel LLC/Sitel Finance Corp., 11.00%, 08/01/17‡	4,956,000	5,055,120
Total Advertising		10,483,460
Agriculture — 2.8%
Alliance One International, Inc., 9.88%, 07/15/21(a)	5,813,000	5,108,174
Southern States Cooperative, Inc., 10.00%, 08/15/21‡	5,726,000	5,382,440
Total Agriculture		10,490,614
Auto Manufacturers — 1.2%
Navistar International Corp., 8.25%, 11/01/21(a)	4,909,000	4,688,095
Auto Parts & Equipment — 3.0%
Titan International, Inc., 6.88%, 10/01/20(a)	5,160,000	4,766,550
UCI International, Inc., 8.63%, 02/15/19(a)	7,412,000	6,633,740
Total Auto Parts & Equipment		11,400,290
Banks — 1.4%
Creditcorp, 12.00%, 07/15/18‡	6,293,000	5,293,986
Beverages — 1.3%
Innovation Ventures LLC/Innovation Ventures Finance Corp., 9.50%, 08/15/19‡	4,713,000	4,925,085
Chemicals — 2.5%
Hexion, Inc., 10.00%, 04/15/20	4,980,000	5,141,850
Tronox Finance LLC, 6.38%, 08/15/20(a)	4,710,000	4,392,075
Total Chemicals		9,533,925
Coal — 2.0%
Arch Coal, Inc., 8.00%, 01/15/19‡(a)	13,473,000	2,896,695
Murray Energy Corp., 11.25%, 04/15/21‡	5,595,000	4,713,788
Total Coal		7,610,483
Commercial Services — 6.5%
Constellis Holdings LLC/Constellis Finance Corp., 9.75%, 05/15/20‡	5,230,000	5,060,025
Harland Clarke Holdings Corp., 9.25%, 03/01/21‡	5,698,000	5,007,118
Quad/Graphics, Inc., 7.00%, 05/01/22	4,000,000	3,910,000

Investments	Principal	Value
CORPORATE BONDS (continued)
Commercial Services (continued)
Speedy Cash Intermediate Holdings Corp., 10.75%, 05/15/18‡(a)	$5,203,000	$4,942,850
StoneMor Partners LP/Cornerstone Family Services of WV, 7.88%, 06/01/21	4,938,000	5,160,209
Total Commercial Services		24,080,202
Computers — 1.0%
DynCorp International, Inc., 10.38%, 07/01/17(a)	5,310,000	3,849,750
Cosmetics/Personal Care — 0.9%
Revlon Consumer Products Corp., 5.75%, 02/15/21	3,500,000	3,447,500
Diversified Financial Services — 1.3%
CNG Holdings, Inc., 9.38%, 05/15/20‡	6,697,000	4,888,810
Electrical Components & Equipment — 1.4%
Artesyn Embedded Technologies, Inc., 9.75%, 10/15/20‡	5,141,000	5,128,148
Electronics — 1.3%
Kemet Corp., 10.50%, 05/01/18(a)	4,935,000	5,009,025
Entertainment — 3.5%
DreamWorks Animation SKG, Inc., 6.88%, 08/15/20‡	4,230,000	4,208,850
Gibson Brands, Inc., 8.88%, 08/01/18‡	4,620,000	4,689,299
WMG Acquisition Corp., 6.75%, 04/15/22‡	4,010,000	3,830,272
Total Entertainment		12,728,421
Food — 2.7%
Bi-Lo LLC/Bi-Lo Finance Corp., 9.25%, 02/15/19‡	4,681,000	4,751,215
Simmons Foods, Inc., 7.88%, 10/01/21‡(a)	5,807,000	5,356,958
Total Food		10,108,173
Healthcare – Services — 2.4%
Select Medical Corp., 6.38%, 06/01/21	4,325,000	4,389,875
Vantage Oncology LLC/Vantage Oncology Finance Co., 9.50%, 06/15/17‡	4,727,000	4,632,460
Total Healthcare – Services		9,022,335
Leisure Time — 1.3%
ICON Health & Fitness, Inc., 11.88%, 10/15/16‡(a)	5,021,000	5,046,105

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Media — 2.1%
Lee Enterprises, Inc., 9.50%, 03/15/22‡	$4,925,000	$5,029,656
Sirius XM Radio, Inc., 6.00%, 07/15/24‡	3,000,000	3,037,500
Total Media		8,067,156
Miscellaneous Manufacturing — 2.6%
Koppers, Inc., 7.88%, 12/01/19	4,780,000	4,839,750
Techniplas LLC, 10.00%, 05/01/20‡	4,745,000	4,804,313
Total Miscellaneous Manufacturing		9,644,063
Oil & Gas — 2.5%
Calumet Specialty Products Partners LP/Calumet Finance Corp., 7.75%, 04/15/23‡(a)	4,580,000	4,728,850
Talos Production LLC/Talos Production Finance, Inc., 9.75%, 02/15/18‡	5,423,000	4,745,125
Total Oil & Gas		9,473,975
Oil & Gas Services — 1.4%
Seitel, Inc., 9.50%, 04/15/19(a)	5,737,000	5,263,698
Pharmaceuticals — 2.7%
BioScrip, Inc., 8.88%, 02/15/21	5,797,000	4,949,189
NBTY, Inc., 9.00%, 10/01/18	4,920,000	5,098,350
Total Pharmaceuticals		10,047,539
Retail — 3.1%
Carrols Restaurant Group, Inc., 8.00%, 05/01/22‡	3,065,000	3,233,575
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.63%, 06/15/20	4,265,000	4,435,599
Guitar Center, Inc., 6.50%, 04/15/19‡(a)	4,500,000	4,140,000
Total Retail		11,809,174
Semiconductors — 2.3%
Advanced Micro Devices, Inc., 7.75%, 08/01/20(a)	5,530,000	4,838,750
Amkor Technology, Inc., 6.38%, 10/01/22	3,800,000	3,861,750
Total Semiconductors		8,700,500
Software — 1.2%
Southern Graphics, Inc., 8.38%, 10/15/20‡	4,400,000	4,532,000
Telecommunications — 9.0%
Avaya, Inc., 9.00%, 04/01/19‡(a)	4,558,000	4,671,950
EarthLink Holdings Corp., 8.88%, 05/15/19(a)	4,595,000	4,813,263

Investments	Principal	Value
CORPORATE BONDS (continued)
Telecommunications (continued)
Frontier Communications Corp., 7.63%, 04/15/24	$5,230,000	$4,641,625
Sprint Corp., 7.25%, 09/15/21	4,700,000	4,594,250
Syniverse Holdings, Inc., 9.13%, 01/15/19	5,625,000	4,978,124
Trilogy International Partners LLC/Trilogy International Finance, Inc., 10.25%, 08/15/16‡	4,981,000	4,946,755
Windstream Services LLC, 7.75%, 10/01/21(a)	5,165,000	4,751,800
Total Telecommunications		33,397,767
Transportation — 1.3%
Era Group, Inc., 7.75%, 12/15/22(a)	4,955,000	4,893,063
Total Corporate Bonds (Cost $273,342,639)		253,563,342
TERM LOANS — 18.8%
Agriculture — 1.3%
North Atlantic Trading Co., Inc., 7.75%, 01/13/20@	4,717,508	4,685,075
North Atlantic Trading Co., Inc., 8.75%, 01/13/20@	173,344	172,152
Total Agriculture		4,857,227
Apparel — 1.9%
SK Spice Sarl, 9.50%, 09/30/18 (Luxembourg)@	4,353,386	4,364,269
SK Spice Sarl, 0.00%, 06/12/20 (Luxembourg)@(b)	3,000,000	2,955,000
Total Apparel		7,319,269
Chemicals — 1.3%
American Pacific Corp., 7.00%, 02/27/19@	4,877,702	4,934,600
Electronics — 1.2%
Isola USA Corp., 9.25%, 11/29/18@	4,435,323	4,324,440
Food — 2.5%
Flavors Holdings, Inc., 6.75%, 04/03/20@	4,750,321	4,581,090
Shearer’s Foods LLC, 7.75%, 06/30/22@	4,931,000	4,894,018
Total Food		9,475,108
Forest Products & Paper — 2.5%
Appvion, Inc., 5.75%, 06/28/19@	4,987,277	4,657,494
Appvion, Inc., 6.75%, 06/28/19@	12,723	11,881
NewPage Corp., 9.50%, 02/11/21@	5,834,334	4,724,352
Total Forest Products & Paper		9,393,727

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
TERM LOANS (continued)
Healthcare – Services — 2.8%
Lantheus Medical Imaging, Inc., 0.00%, 6/25/22@(b)	$5,000,000	$4,943,750
Radnet Management, Inc., 8.00%, 03/19/21@	5,800,000	5,720,250
Total Healthcare – Services		10,664,000
Oil & Gas — 1.4%
Osum Production Corp., 6.50%, 07/31/20 (Canada)@	5,937,525	5,180,491
Software — 1.2%
Greenway Medical Technologies, 9.25%, 11/04/21@	4,753,846	4,682,538
Telecommunications — 1.4%
Global Tel*Link Corp, 9.00%, 11/20/20@	5,375,000	5,160,000
Transportation — 1.3%
YRC Worldwide, Inc., 8.25%, 02/12/19@	4,840,542	4,701,376
Total Term Loans (Cost $72,690,071)		70,692,776
FOREIGN BONDS — 12.8%
Internet — 1.2%
Mood Media Corp., 9.25%, 10/15/20 (Canada)‡	5,385,000	4,617,638
Mining — 3.9%
AuRico Gold, Inc., 7.75%, 04/01/20 (Canada)‡	4,835,000	4,883,350
HudBay Minerals, Inc., 9.50%, 10/01/20 (Canada)	4,520,000	4,813,800
IAMGOLD Corp., 6.75%, 10/01/20 (Canada)‡	5,962,000	5,022,985
Total Mining		14,720,135
Miscellaneous Manufacturing — 1.1%
Bombardier, Inc., 6.13%, 01/15/23 (Canada)‡(a)	4,710,000	4,203,675
Oil & Gas — 4.0%
CHC Helicopter SA, 9.38%, 06/01/21 (Canada)	8,102,250	4,861,350
Northern Blizzard Resources, Inc., 7.25%, 02/01/22 (Canada)‡(a)	5,214,000	5,005,439
Teine Energy Ltd., 6.88%, 09/30/22 (Canada)‡	5,120,000	4,966,400
Total Oil & Gas		14,833,189
Telecommunications — 1.3%
VimpelCom Holdings BV, 7.50%, 03/01/22 (Netherlands)‡	5,055,000	4,966,538
Transportation — 1.3%
Global Ship Lease, Inc., 10.00%, 04/01/19 (Marshall Islands)‡	4,610,000	4,828,975
Total Foreign Bonds (Cost $50,897,505)		48,170,150

Investments	Shares/ Principal	Value
COMMON STOCK — 0.0%**
Oil & Gas — 0.0%**
Connacher Oil and Gas Ltd. (Canada)* (Cost $288,191)	76,855	$116,051
REPURCHASE AGREEMENTS — 13.8%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $7,782,559, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $7,938,180)	$7,782,529	7,782,529
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $12,075,938, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $12,317,409)	12,075,891	12,075,891
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $12,075,921, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $12,317,409)	12,075,891	12,075,891
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $12,075,925, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $12,317,454)	12,075,891	12,075,891
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $7,873,171, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $8,030,612)	7,873,149	7,873,149
Total Repurchase Agreements (Cost $51,883,351)		51,883,351
Total Investments — 112.9% (Cost $449,101,757)		$424,425,670
Liabilities in Excess of Other Assets — (12.9)%		(48,434,767)
Net Assets — 100.0%		$375,990,903

LP — Limited Partnership

*	Non-income producing security.
**	Less than 0.05%
@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES PERITUS HIGH YIELD ETF
Schedule of Investments (continued)

June 30, 2015

‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $57,428,728; the aggregate market value of the collateral held by the fund is $58,848,876. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $6,965,525.
(b)	This Loan will settle after June 30, 2015 at which time the interest rate will be determined.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	2.8%
Agriculture	4.1
Apparel	1.9
Auto Manufacturers	1.2
Auto Parts & Equipment	3.0
Banks	1.4
Beverages	1.3
Chemicals	3.8
Coal	2.0
Commercial Services	6.5
Computers	1.0
Cosmetics/Personal Care	0.9
Diversified Financial Services	1.3
Electrical Components & Equipment	1.4
Electronics	2.5
Entertainment	3.5
Food	5.2
Forest Products & Paper	2.5
Healthcare – Services	5.2
Internet	1.2
Leisure Time	1.3
Media	2.1
Mining	3.9
Miscellaneous Manufacturing	3.7
Oil & Gas	7.9
Oil & Gas Services	1.4
Pharmaceuticals	2.7
Retail	3.1
Semiconductors	2.3
Software	2.4
Telecommunications	11.7
Transportation	3.9
Repurchase Agreements	13.8
Total Investments	112.9
Liabilities in Excess of Other Assets	(12.9)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 53.5%
Banks — 4.8%
Citigroup, Inc.	1,700	$93,908
Wells Fargo & Co.	2,099	118,048
Total Banks		211,956
Building Materials — 2.3%
Masco Corp.	3,850	102,680
Computers — 1.9%
Apple, Inc.	650	81,526
Electric — 1.9%
Southern Co. (The)	2,000	83,800
Gas — 2.0%
Atmos Energy Corp.	1,700	87,176
Home Builders — 2.3%
Lennar Corp., Class A	1,989	101,519
Insurance — 8.5%
American International Group, Inc.	2,199	135,942
Aon PLC (United Kingdom)	1,352	134,767
Validus Holdings Ltd.	2,275	100,077
Total Insurance		370,786
Mining — 8.0%
Aluminum Corp. of China Ltd. (China)*(a)(b)	8,750	108,938
Franco-Nevada Corp. (Canada)	2,068	98,540
Royal Gold, Inc.	1,685	103,779
Sandstorm Gold Ltd. (Canada)*(a)	13,921	40,928
Total Mining		352,185
Pharmaceuticals — 1.9%
Merck & Co., Inc.	1,500	85,395
Pipelines — 2.0%
Kinder Morgan, Inc.	2,239	85,955
Real Estate Investment Trusts — 4.2%
Equity Residential	700	49,119
Essex Property Trust, Inc.	241	51,213
WP Carey, Inc.	1,400	82,516
Total Real Estate Investment Trusts		182,848
Semiconductors — 3.1%
Intel Corp.	4,441	135,073
Software — 3.6%
Microsoft Corp.	2,123	93,730
Oracle Corp.	1,600	64,480
Total Software		158,210

Investments	Shares	Value
COMMON STOCKS (continued)
Telecommunications — 7.0%
BCE, Inc. (Canada)	1,925	$81,813
Cisco Systems, Inc.	4,632	127,194
Verizon Communications, Inc.	2,123	98,953
Total Telecommunications		307,960
Total Common Stocks (Cost $2,230,822)		2,347,069
EXCHANGE TRADED FUNDS — 36.5%
Debt Fund — 19.6%
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF	2,823	73,511
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF(a)	2,791	73,347
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF(a)	2,782	73,417
iShares Core U.S. Aggregate Bond ETF	962	104,646
iShares Floating Rate Bond ETF	1,986	100,571
iShares iBoxx $Investment Grade Corporate Bond ETF	888	102,759
iShares International Preferred Stock ETF	3,937	77,441
PIMCO Enhanced Short Maturity Active ETF	437	44,203
PowerShares Senior Loan Portfolio	4,495	106,936
Schwab U.S. Aggregate Bond ETF(a)	2,030	105,012
Total Debt Fund		861,843
Equity Fund — 16.9%
Guggenheim S&P 500 Equal Weight Consumer Discretionary ETF	1,200	108,336
Guggenheim S&P 500 Equal Weight Consumer Staples ETF	1,030	108,964
Guggenheim S&P 500 Equal Weight Healthcare ETF	700	111,657
Schwab U.S. Large-Cap ETF	2,200	108,482
Schwab U.S. Mid-Cap ETF	2,600	110,864
SPDR S&P International Dividend ETF	2,015	83,562
SPDR S&P Retail ETF(a)	1,130	111,486
Total Equity Fund		743,351
Total Exchange Traded Funds (Cost $1,646,790)		1,605,194
MONEY MARKET FUND — 10.6%
Dreyfus Government Cash Management – Investor Shares, 0.01%(c) (Cost $466,381)	466,381	466,381

See accompanying Notes to Financial Statements.

ADVISORSHARES PRING TURNER BUSINESS CYCLE ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
REPURCHASE AGREEMENTS — 8.0%(d)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $52,543, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $53,594)	$52,543	$52,543
Merrill Lynch Pierce Fenner & Smith Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 2.18% – 6.00%, 06/01/25 – 06/20/61, totaling $255,000)	250,000	250,000
Royal Bank of Scotland PLC, dated 06/30/15, due 07/01/15, 0.11%, total to be received $47,749, (collateralized by various U.S. Government Agency Obligations, 1.00% – 3.63%, 09/30/15 – 02/15/44, totaling $48,704)	47,749	47,749
Total Repurchase Agreements (Cost $350,292)		350,292
Total Investments — 108.6% (Cost $4,694,285)		4,768,936
Liabilities in Excess of Other Assets — (8.6)%		(376,018)
Net Assets — 100.0%		$4,392,918

ETF — Exchange Traded Fund

PLC — Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $340,699; the aggregate market value of the collateral held by the fund is $350,292.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of June 30, 2015.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	4.8%
Building Materials	2.3
Computers	1.9
Debt Fund	19.6
Electric	1.9
Equity Fund	16.9
Gas	2.0
Home Builders	2.3
Insurance	8.5
Mining	8.0
Pharmaceuticals	1.9
Pipelines	2.0
Real Estate Investment Trusts	4.2
Semiconductors	3.1
Software	3.6
Telecommunications	7.0
Money Market Fund	10.6
Repurchase Agreements	8.0
Total Investments	108.6
Liabilities in Excess of Other Assets	(8.6)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 91.8%
Commodity Fund — 0.5%
SPDR Gold Shares*	325	$36,520
Total Commodity Fund		36,520
Debt Fund — 26.3%
AdvisorShares Sage Core Reserves ETF†(a)	3,500	347,795
Guggenheim Enhanced Short Duration ETF(a)	6,955	348,306
iShares Short Treasury Bond ETF(a)	4,090	451,087
SPDR Barclays 1-3 Month T-Bill ETF*(a)	9,821	448,918
SPDR SSgA Ultra Short Term Bond ETF	7,224	289,104
Total Debt Fund		1,885,210
Equity Fund — 65.0%
Alerian MLP ETF	1,490	23,184
ALPS Medical Breakthroughs ETF*	1,552	55,143
EGShares India Consumer ETF	578	19,802
Energy Select Sector SPDR Fund	1,175	88,313
First Trust China AlphaDEX Fund	394	10,214
First Trust Dow Jones Internet Index Fund*	1,095	73,584
Global X MSCI Nigeria ETF	3,002	29,119
Global X Social Media Index ETF	2,315	46,393
Guggenheim China Small Cap ETF	8,047	253,641
Guggenheim China Technology ETF	847	33,634
Guggenheim Raymond James SB-1 Equity ETF	6,258	229,356
Guggenheim S&P 500 Equal Weight Consumer Discretionary ETF	212	19,139
Guggenheim S&P 500 Equal Weight ETF	5,594	446,402
Guggenheim S&P 500 Equal Weight Financials ETF	252	11,088
Guggenheim S&P 500 Equal Weight Healthcare ETF	827	131,915
Guggenheim S&P 500 Equal Weight Technology ETF	941	84,916
Guggenheim S&P Global Water Index ETF	848	24,244
Guggenheim S&P Midcap 400 Pure Growth ETF	862	114,043
iShares Core S&P Small-Cap ETF	243	28,645
iShares Global Clean Energy ETF	97	1,079
iShares Global Consumer Discretionary ETF	152	13,876
iShares Global Healthcare ETF	490	53,273
iShares Japan Large-Cap ETF	827	45,758
iShares Micro-Cap ETF	2,132	173,822
iShares MSCI Brazil Capped ETF	3,969	130,064

Investments	Shares	Value
EXCHANGE TRADED FUNDS (continued)
Equity Fund (continued)
iShares MSCI EAFE ETF	682	$43,300
iShares MSCI Europe Financials ETF	2,514	57,420
iShares MSCI Frontier 100 ETF	1,095	32,051
iShares MSCI Germany ETF	909	25,343
iShares MSCI Hong Kong ETF	1,515	34,178
iShares MSCI Hong Kong Small-Cap ETF	410	11,660
iShares MSCI India Small-Cap ETF	1,780	59,274
iShares MSCI Indonesia ETF	1,879	43,536
iShares MSCI Poland Capped ETF	449	10,255
iShares MSCI South Africa ETF	60	3,926
iShares MSCI Taiwan ETF	235	3,708
iShares MSCI Turkey ETF	89	4,017
iShares MSCI United Kingdom ETF	1,527	27,868
iShares MSCI United Kingdom Small-Cap ETF	2,115	89,528
iShares MSCI USA Momentum Factor ETF	5,141	367,273
iShares PHLX Semiconductor ETF	573	52,768
iShares Russell 1000 Growth ETF	3,441	340,693
iShares Russell 2000 Growth ETF	1,152	178,076
iShares U.S. Broker-Dealers ETF	791	34,677
iShares U.S. Healthcare Providers ETF	287	41,027
Market Vectors ChinaAMC A-Share ETF*	822	47,388
Market Vectors Egypt Index ETF	135	6,519
Market Vectors Gulf States Index ETF	889	24,425
Market Vectors Pharmaceutical ETF	658	46,554
Market Vectors Russia ETF	3,783	69,153
Market Vectors Russia Small-Cap ETF	244	5,478
Market Vectors Unconventional Oil & Gas ETF	897	18,604
Market Vectors Vietnam ETF	625	11,650
PowerShares Dynamic Market Portfolio	389	29,475
PowerShares Russell 2000 Pure Growth Portfolio	6,019	156,976
PowerShares S&P SmallCap Financials Portfolio	382	16,132
PowerShares S&P SmallCap Information Technology Portfolio	1,112	58,113
Schwab International Small-Capital Equity ETF	5,212	163,188
SPDR Russell/Nomura Small Cap Japan ETF	2,162	118,067
SPDR S&P Emerging Asia Pacific ETF	314	27,698

See accompanying Notes to Financial Statements.

ADVISORSHARES QAM EQUITY HEDGE ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS (continued)
Equity Fund (continued)
SPDR S&P Emerging Markets SmallCap ETF	1,608	$72,424
SPDR S&P Health Care Equipment ETF	166	15,665
Vanguard Small-Cap ETF	895	108,716
WisdomTree Europe SmallCap Dividend Fund	1,063	60,750
Total Equity Fund		4,658,200
Total Exchange Traded Funds (Cost $6,317,514)		6,579,930
MONEY MARKET FUND — 8.0%
JP Morgan Prime Money Market Fund – Institutional Class, 0.07%(b) (Cost $570,159)	570,159	570,159
Total Investments Before Securities Sold, Not Yet Purchased (Cost $6,887,673)		7,150,089
Securities Sold, Not Yet Purchased — (7.9)%
EXCHANGE TRADED FUNDS — (7.9)%
Currency Fund — (5.4)%
CurrencyShares British Pound Sterling Trust*	(612)	(94,285)
CurrencyShares Euro Trust*	(1,160)	(126,974)
CurrencyShares Japanese Yen Trust*	(2,058)	(163,302)
Total Currency Fund		(384,561)
Equity Fund — (2.5)%
iShares Russell 1000 Value ETF	(595)	(61,374)
iShares Russell 2000 Value ETF	(856)	(87,278)
SPDR EURO STOXX 50 ETF	(796)	(29,794)
Total Equity Fund		(178,446)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(596,607)]		(563,007)
Total Investments — 91.9% (Cost $6,291,066)		6,587,082
Other Assets in Excess of Liabilities — 8.1%		583,560
Net Assets — 100.0%		$7,170,642

ETF — Exchange Traded Fund

*	Non-income producing security.
†	Affiliated Company.
(a)	All or a portion of this security has been segregated as collateral for open short positions. The aggregate market value of the collateral posted was $2,187,725, which includes cash in the amount of $596,891 as of June 30, 2015.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	0.5%
Currency Fund	(5.4)
Debt Fund	26.3
Equity Fund	62.5
Money Market Fund	8.0
Total Investments	91.9
Other Assets in Excess of Liabilities	8.1
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUND — 23.3%
Debt Fund — 23.3%
AdvisorShares Sage Core Reserves ETF† (Cost $29,997,150)	300,000	$29,811,000
MONEY MARKET FUNDS — 9.8%
Fidelity Institutional Money Market Government Portfolio – Class III, 0.01%(a)	10,074,072	10,074,072
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 0.04%(a)	2,500,000	2,500,000
Total Money Market Funds (Cost $12,574,072)		12,574,072
Total Investments Before Securities Sold, Not Yet Purchased (Cost $42,571,222)		42,385,072
Securities Sold, Not Yet Purchased — (98.1)%
COMMON STOCKS — (98.1)%
Banks — (5.1)%
Deutsche Bank AG (Germany)	(102,000)	(3,076,320)
TCF Financial Corp.	(210,000)	(3,488,100)
Total Banks		(6,564,420)
Commercial Services — (1.5)%
Huron Consulting Group, Inc.*	(26,500)	(1,857,385)
Computers — (11.6)%
Diebold, Inc.	(154,400)	(5,404,000)
Electronics For Imaging, Inc.*	(47,000)	(2,044,970)
Seagate Technology PLC (Ireland)	(83,100)	(3,947,250)
Super Micro Computer, Inc.*	(119,000)	(3,520,020)
Total Computers		(14,916,240)
Distribution/Wholesale — (5.9)%
Fastenal Co.	(93,000)	(3,922,740)
Genuine Parts Co.	(40,000)	(3,581,200)
Total Distribution/Wholesale		(7,503,940)
Diversified Financial Services — (3.3)%
LendingClub Corp.*	(290,000)	(4,277,500)
Electrical Components & Equipment — (3.0)%
AMETEK, Inc.	(71,000)	(3,889,380)
Electronics — (2.3)%
National Instruments Corp.	(99,500)	(2,931,270)
Energy – Alternate Sources — (1.3)%
SolarCity Corp.*	(31,600)	(1,692,180)

Investments	Shares	Value
COMMON STOCKS (continued)
Healthcare – Products — (0.9)%
Zeltiq Aesthetics, Inc.*	(40,000)	$(1,178,800)
Home Builders — (3.3)%
Winnebago Industries, Inc.	(181,000)	(4,269,790)
Internet — (14.3)%
Cogent Communications Holdings, Inc.	(98,500)	(3,333,240)
F5 Networks, Inc.*	(22,400)	(2,695,840)
Google, Inc., Class C*	(5,925)	(3,084,022)
Priceline Group, Inc. (The)*	(1,960)	(2,256,685)
TripAdvisor, Inc.*	(35,400)	(3,084,756)
Zillow Group, Inc., Class A*	(43,400)	(3,764,515)
Total Internet		(18,219,058)
Leisure Time — (4.8)%
Harley-Davidson, Inc.	(110,000)	(6,198,500)
Machinery – Diversified — (2.5)%
Flowserve Corp.	(62,000)	(3,264,920)
Metal Fabricate/Hardware — (4.5)%
Precision Castparts Corp.	(15,250)	(3,048,018)
Rexnord Corp.*	(111,000)	(2,654,010)
Total Metal Fabricate/Hardware		(5,702,028)
Oil & Gas — (1.0)%
Range Resources Corp.	(26,500)	(1,308,570)
Retail — (13.1)%
Cabela’s, Inc.*	(92,800)	(4,638,143)
CarMax, Inc.*	(20,000)	(1,324,200)
Chipotle Mexican Grill, Inc.*	(4,750)	(2,873,703)
DSW, Inc., Class A	(109,000)	(3,637,330)
Five Below, Inc.*	(59,000)	(2,332,270)
Rush Enterprises, Inc., Class A*	(69,200)	(1,813,732)
Total Retail		(16,619,378)
Semiconductors — (9.4)%
ASML Holding NV (Netherlands)(b)	(18,000)	(1,874,340)
Cree, Inc.*	(91,000)	(2,368,730)
M/A-COM Technology Solutions Holdings, Inc.*	(115,500)	(4,417,875)
Microchip Technology, Inc.	(53,500)	(2,537,238)
Micron Technology, Inc.*	(47,500)	(894,900)
Total Semiconductors		(12,093,083)
Software — (4.4)%
NetSuite, Inc.*	(26,400)	(2,422,200)
PROS Holdings, Inc.*	(151,000)	(3,187,610)
Total Software		(5,609,810)

See accompanying Notes to Financial Statements.

ADVISORSHARES RANGER EQUITY BEAR ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Telecommunications — (5.9)%
CenturyLink, Inc.	(153,000)	$(4,495,140)
NETGEAR, Inc.*	(103,000)	(3,092,060)
Total Telecommunications		(7,587,200)
Total Securities Sold, Not Yet Purchased [Proceeds Received $(129,792,969)]		(125,683,452)
Total Investments – (65.0)% [Cost $(87,221,747)]		(83,298,380)
Other Assets in Excess of Liabilities — 165.0%		211,357,104
Net Assets — 100.0%		$128,058,724

ETF — Exchange Traded Fund

PLC — Public Limited Company

†	Affiliated Company.
*	Non-income producing security.
(a)	Rate shown reflects the 7-day yield as of June 30, 2015.
(b)	Registered Shares.

Cash of $126,869,695 has been segregated to cover margin requirement for open short sales as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Banks	(5.1)%
Commercial Services	(1.5)
Computers	(11.6)
Debt Fund	23.3
Distribution/Wholesale	(5.9)
Diversified Financial Services	(3.3)
Electrical Components & Equipment	(3.0)
Electronics	(2.3)
Energy – Alternate Sources	(1.3)
Healthcare – Products	(0.9)
Home Builders	(3.3)
Internet	(14.3)
Leisure Time	(4.8)
Machinery – Diversified	(2.5)
Metal Fabricate/Hardware	(4.5)
Oil & Gas	(1.0)
Retail	(13.1)
Semiconductors	(9.4)
Software	(4.4)
Telecommunications	(5.9)
Money Market Fund	9.8
Total Investments	(65.0)
Other Assets in Excess of Liabilities	165.0
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS — 44.9%
Agriculture — 1.1%
Altria Group, Inc., 4.13%, 09/11/15	$365,000	$367,075
Auto Manufacturers — 1.2%
Ford Motor Credit Co. LLC, 2.50%, 01/15/16	400,000	403,285
Banks — 11.3%
Bank of America Corp., 1.10%, 03/22/16@	410,000	410,982
Bank of America Corp., 5.75%, 08/15/16	265,000	277,570
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	240,000	240,119
Capital One Financial Corp., 1.00%, 11/06/15	610,000	609,129
Citigroup, Inc., 1.07%, 04/01/16@	375,000	375,818
First Horizon National Corp., 5.38%, 12/15/15	325,000	330,019
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/24	370,000	376,867
JPMorgan Chase & Co., 2.60%, 01/15/16	275,000	277,204
JPMorgan Chase & Co., Series G, 0.90%, 02/26/16@	185,000	185,282
JPMorgan Chase & Co., 3.45%, 03/01/16	150,000	152,556
Morgan Stanley, 5.38%, 10/15/15	340,000	344,465
Santander Holdings USA, Inc., 3.00%, 09/24/15	390,000	391,090
Total Banks		3,971,101
Beverages — 1.0%
Dr Pepper Snapple Group, Inc., 2.90%, 01/15/16	360,000	364,046
Chemicals — 1.0%
Dow Chemical Co. (The), 2.50%, 02/15/16	340,000	343,331
Computers — 1.1%
Hewlett-Packard Co., 2.13%, 09/13/15	365,000	366,225
Diversified Financial Services — 1.7%
American Express Credit Corp., 2.75%, 09/15/15	55,000	55,214
American Express Credit Corp., 0.79%, 07/29/16@	525,000	525,917
Total Diversified Financial Services		581,131
Electric — 3.7%
Georgia Power Co., 0.61%, 03/15/16@	291,000	290,765
Progress Energy, Inc., 5.63%, 01/15/16	346,000	354,756

Investments	Principal	Value
CORPORATE BONDS (continued)
Electric (continued)
PSEG Power LLC, 5.50%, 12/01/15	$350,000	$356,646
Southern Co. (The), Series A, 2.38%, 09/15/15	310,000	311,111
Total Electric		1,313,278
Food — 3.4%
ConAgra Foods, Inc., 1.35%, 09/10/15	370,000	370,188
Kroger Co. (The), 2.20%, 01/15/17	40,000	40,573
Kroger Co. (The), 6.40%, 08/15/17	275,000	302,925
Mondelez International, Inc., 4.13%, 02/09/16	485,000	494,286
Total Food		1,207,972
Household Products/Wares — 1.1%
Clorox Co. (The), 3.55%, 11/01/15	365,000	368,532
Insurance — 4.6%
Aflac, Inc., 3.45%, 08/15/15	270,000	270,764
American International Group, Inc., 5.05%, 10/01/15	360,000	363,658
Genworth Holdings, Inc., 4.80%, 02/15/24	360,000	315,000
Prudential Financial, Inc., 4.75%, 09/17/15	680,000	685,295
Total Insurance		1,634,717
Internet — 1.1%
Amazon.com, Inc., 0.65%, 11/27/15	390,000	390,051
Machinery – Diversified — 0.1%
John Deere Capital Corp., 0.75%, 01/22/16	25,000	25,061
Media — 2.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.13%, 02/15/16	340,000	344,081
Time Warner, Inc., 3.15%, 07/15/15	415,000	415,435
Total Media		759,516
Pharmaceuticals — 2.1%
AbbVie, Inc., 1.20%, 11/06/15	370,000	370,369
Express Scripts Holding Co., 3.13%, 05/15/16	340,000	345,659
Total Pharmaceuticals		716,028
Pipelines — 2.0%
Enterprise Products Operating LLC, 3.20%, 02/01/16	340,000	344,192
Kinder Morgan Energy Partners LP, 3.50%, 03/01/16	340,000	344,955
Total Pipelines		689,147

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
CORPORATE BONDS (continued)
Real Estate — 1.0%
ERP Operating LP, 5.13%, 03/15/16	$335,000	$344,646
Retail — 2.0%
AutoZone, Inc., 5.50%, 11/15/15	363,000	369,288
CVS Health Corp., 1.20%, 12/05/16	225,000	225,394
Kohl’s Corp., 4.00%, 11/01/21(a)	83,000	87,472
Total Retail		682,154
Telecommunications — 2.2%
AT&T, Inc., 2.50%, 08/15/15	419,000	419,799
Verizon Communications, Inc., 2.50%, 09/15/16	325,000	330,371
Total Telecommunications		750,170
Transportation — 1.0%
Ryder System, Inc., 3.60%, 03/01/16	355,000	361,018
Total Corporate Bonds (Cost $15,704,161)		15,638,484
ASSET BACKED SECURITIES — 14.8%
Diversified Financial Services — 14.8%
Ally Auto Receivables Trust, Class A3, Series 2012-5, 0.62%, 03/15/17	72,464	72,480
Ally Master Owner Trust, Class A2, Series 2013-1, 1.00%, 02/15/18	240,000	240,341
American Express Credit Account Master Trust, Class A, Series 2013-2, 0.60%, 05/17/21@	300,000	300,829
AmeriCredit Automobile Receivables Trust, Class A2B, Series 2013-5, 0.56%, 03/08/17@	12,531	12,530
AmeriCredit Automobile Receivables Trust, Class B, Series 2013-2, 1.19%, 05/08/18	180,000	180,191
BA Credit Card Trust, Class A11, Series 2007-A11, 0.26%, 12/15/19@	295,000	294,122
Capital One Multi-Asset Execution Trust, Class A5, Series 2007-A5, 0.23%, 07/15/20@	525,000	521,820
CarMax Auto Owner Trust, Class A2, Series 2013-4, 0.52%, 11/15/16	14,491	14,490
CarMax Auto Owner Trust, Class A3, Series 2012-3, 0.52%, 07/17/17	107,583	107,567
Chase Issuance Trust, Class A5, Series 2012-A5, 0.59%, 08/15/17	640,000	640,018

Investments	Principal	Value
ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Citibank Credit Card Issuance Trust, Class A2, Series 2013-A2, 0.47%, 05/26/20@	$600,000	$600,587
Discover Card Execution Note Trust, Class A2, Series 2013-A2, 0.69%, 08/15/18	350,000	350,143
Fifth Third Auto Trust, Class A3, Series 2013-A, 0.61%, 09/15/17	126,496	126,521
First National Master Note Trust, Class A, Series 2013-2, 0.72%, 10/15/19@	325,000	325,611
GE Equipment Midticket LLC, Class A3, Series 2012-1, 0.60%, 05/23/16	2,287	2,287
Honda Auto Receivables Owner Trust, Class A3, Series 2014-2, 0.77%, 03/19/18	335,000	334,545
Huntington Auto Trust, Class A3, Series 2012-2, 0.51%, 04/17/17	94,179	94,180
Hyundai Auto Receivables Trust, Class A2, Series 2014-B, 0.44%, 02/15/17	146,377	146,406
Nissan Auto Receivables Owner Trust, Class A3, Series 2012-B, 0.46%, 10/17/16	40,841	40,840
Nissan Auto Receivables Owner Trust, Class A3, Series 2013-C, 0.67%, 08/15/18	327,074	326,793
Toyota Auto Receivables Owner Trust, Class A3, Series 2013-B, 0.89%, 07/17/17	337,168	337,801
World Omni Auto Receivables Trust, Class A3, Series 2012-A, 0.64%, 02/15/17	29,744	29,745
World Omni Automobile Lease Securitization Trust, Class A2B, Series 2013-A, 0.51%, 05/16/16@	67,946	67,949
Total Asset Backed Securities (Cost $5,165,217)		5,167,796
MORTGAGE BACKED SECURITIES — 13.6%
Commercial Mortgage Backed Securities — 13.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, Series 2005-5, 5.12%, 10/10/45@	211,457	211,619
Banc of America Merrill Lynch Commercial Mortgage, Inc., Class A4, Series 2005-6, 5.16%, 09/10/47@	337,798	339,586
Bear Stearns Commercial Mortgage Securities Trust, Class A4, Series 2006-T24, 5.54%, 10/12/41	307,427	319,644

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
MORTGAGE BACKED SECURITIES (continued)
Commercial Mortgage Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities Trust, Class A4A, Series 2005-T20, 5.26%, 10/12/42@	$187,685	$188,072
CD Commercial Mortgage Trust, Class A4, Series 2005-CD1, 5.38%, 07/15/44@	202,540	202,722
Credit Suisse First Boston Mortgage Securities Corp., Class AJ, Series 2005-C6, 5.23%, 12/15/40@	255,000	257,110
DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49@‡	306,965	308,404
Fannie Mae Connecticut Avenue Securities, Class 1M1, Series 2014-C03, 1.39%, 07/25/24@	287,928	287,784
GS Mortgage Securities Trust, Class AM, Series 2006-GG6, 5.55%, 04/10/38@	350,000	355,975
GS Mortgage Securities Trust, Class A2, Series 2011-GC3, 3.65%, 03/10/44‡	347,400	350,358
Merrill Lynch Mortgage Trust, Class AM, Series 2005-CKI1, 5.46%, 11/12/37@	500,000	501,452
Merrill Lynch Mortgage Trust, Class A4, Series 2006-C1, 5.87%, 05/12/39@	415,000	423,964
Morgan Stanley Capital I Trust, Class A4, Series 2006-T21, 5.16%, 10/12/52@	339,080	340,694
Wachovia Bank Commercial Mortgage Trust, Class AMFX, Series 2005-C20, 5.18%, 07/15/42@	10,158	10,162
Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2005-C21, 5.43%, 10/15/44@	130,683	130,828
Wachovia Bank Commercial Mortgage Trust, Class A4FL, Series 2006-C28, 0.34%, 10/15/48@‡	260,807	258,369
WFRBS Commercial Mortgage Trust, Class A2, Series 2011-C4, 3.45%, 06/15/44‡	219,530	223,188
Total Mortgage Backed Securities (Cost $4,725,786)		4,709,931
FOREIGN BONDS — 9.0%
Banks — 1.6%
Lloyds Bank PLC, 4.88%, 01/21/16 (United Kingdom)	205,000	209,527
Royal Bank of Canada, Series G, 0.74%, 09/09/16 (Canada)@	350,000	351,244
Total Banks		560,771

Investments	Shares/ Principal	Value
FOREIGN BONDS (continued)
Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc., 0.47%, 01/27/17 (Belgium)@	$450,000	$449,321
Chemicals — 1.2%
Potash Corp. of Saskatchewan, Inc., 3.75%, 09/30/15 (Canada)	430,000	432,648
Diversified Financial Services — 0.6%
Nomura Holdings, Inc., 4.13%, 01/19/16 (Japan)	60,000	61,001
Nomura Holdings, Inc., 1.74%, 09/13/16 (Japan)@	140,000	141,070
Total Diversified Financial Services		202,071
Mining — 1.0%
Barrick Gold Corp., 2.90%, 05/30/16 (Canada)(a)	355,000	358,540
Oil & Gas — 2.2%
BP Capital Markets PLC, 0.70%, 11/06/15 (United Kingdom)	375,000	375,329
Petroleos Mexicanos, 3.50%, 01/30/23 (Mexico)	385,000	366,212
Total Oil & Gas		741,541
Telecommunications — 1.1%
Vodafone Group PLC, 1.63%, 03/20/17 (United Kingdom)	370,000	368,669
Total Foreign Bonds (Cost $3,127,901)		3,113,561
MUNICIPAL BONDS — 2.2%
Clear Creek Independent School District, 3.00%, 02/15/16	125,000	126,611
County of Miami-Dade FL Aviation Revenue, Series A, 5.00%, 10/01/38	55,000	55,608
Gwinnett County Water & Sewerage Authority, 4.00%, 08/01/16	50,000	50,148
La Joya Independent School District, 5.00%, 02/15/31	90,000	92,614
Michigan Finance Authority, Series G-8A, 5.00%, 04/01/16	110,000	112,641
New Hampshire Housing Finance Authority, Series D, 4.70%, 01/01/16	60,000	61,021
RNR School Financing Authority, 4.00%, 09/01/15	160,000	160,919
Village of Hobart WI, 3.38%, 03/01/16	55,000	56,043
Williamson-Travis Counties Water Control & Improvement District 1G, 2.00%, 09/01/15	50,000	50,137
Total Municipal Bonds (Cost $765,892)		765,742

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares/ Principal	Value
U.S. TREASURY NOTE — 5.3%
U.S. Treasury Note, 0.25%, 09/15/15 (Cost $1,860,042)	1,860,000	$1,860,727
U.S. TREASURY BILL — 0.3%
U.S. Treasury Bill, 0.02%, 09/10/15(b) (Cost $99,974)	100,000	100,004
MONEY MARKET FUND — 10.5%
JP Morgan US Government Money Market Fund – Institutional Class, 0.01%(c) (Cost $3,653,086)	3,653,086	3,653,086
REPURCHASE AGREEMENTS — 0.8%(d)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $39,881, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $40,678)	$39,881	39,881
Merrill Lynch Pierce Fenner & Smith Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $225,995, (collateralized by various U.S. Government Agency Obligations, 2.18% – 6.00%, 06/01/25 – 06/20/61, totaling $230,514)	225,994	225,994
Total Repurchase Agreements (Cost $265,875)		265,875
Total Investments — 101.4% (Cost $35,367,934)		35,275,206
Liabilities in Excess of Other Assets — (1.4)%		(492,465)
Net Assets — 100.0%		$34,782,741

LP — Limited Partnership

PLC — Public Limited Company

@	Variable rate instrument. The interest rate shown reflects the rate in effect at June 30, 2015.
‡	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $258,996; the aggregate market value of the collateral held by the fund is $265,875.
(b)	Interest rate shown reflects the discount rate at time of purchase.
(c)	Rate shown reflects the 7-day yield as of June 30, 2015.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Agriculture	1.1%
Auto Manufacturers	1.2
Banks	12.9
Beverages	2.3
Chemicals	2.2
Commercial Mortgage Backed Securities	13.6
Computers	1.1
Diversified Financial Services	17.1
Electric	3.7
Food	3.4
Household Products/Wares	1.1
Insurance	4.6
Internet	1.1
Machinery – Diversified	0.1
Media	2.2
Mining	1.0
Municipal Bonds	2.2
Oil & Gas	2.2
Pharmaceuticals	2.1
Pipelines	2.0
Real Estate	1.0
Retail	2.0
Telecommunications	3.3
Transportation	1.0
U.S. Treasury Bill	0.3
U.S. Treasury Note	5.3
Money Market Fund	10.5
Repurchase Agreements	0.8
Total Investments	101.4
Liabilities in Excess of Other Assets	(1.4)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES SAGE CORE RESERVES ETF
Schedule of Investments (continued)

June 30, 2015

Futures contracts outstanding as of June 30, 2015:

Type	Broker	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2015	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note	Jefferies & Company Inc.	September 2015	(4)	$(874,700)	$(875,750)	$(1,050)
5-Year U.S. Treasury Note	Jefferies & Company Inc.	September 2015	10	1,193,954	1,192,578	(1,376)
10-Year U.S. Treasury Note	Jefferies & Company Inc.	September 2015	(7)	(885,849)	(883,203)	2,646
						$220

Cash posted as collateral to broker for futures contracts was $101,042 at June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 90.1%
Debt Fund — 18.3%
AdvisorShares Sage Core Reserves ETF†	2,500	$248,425
iShares 1 – 3 Year Credit Bond ETF	9,301	979,674
iShares 20+ Year Treasury Bond ETF	2,728	320,431
iShares iBoxx $ High Yield Corporate Bond ETF	10,001	888,089
iShares JPMorgan USD Emerging Markets Bond ETF	12,308	1,352,895
SPDR Barclays High Yield Bond ETF	12,000	461,160
SPDR Barclays International Corporate Bond ETF	20,000	629,200
Total Debt Fund		4,879,874
Equity Fund — 71.8%
Consumer Discretionary Select Sector SPDR Fund	6,089	465,687
Consumer Staples Select Sector SPDR Fund	16,474	784,162
Energy Select Sector SPDR Fund	7,875	591,885
Financial Select Sector SPDR Fund	57,360	1,398,437
Health Care Select Sector SPDR Fund	12,414	923,477
Industrial Select Sector SPDR Fund	7,251	391,989
iShares MSCI EAFE ETF	26,821	1,702,865
iShares MSCI Emerging Markets ETF	30,967	1,226,913
Materials Select Sector SPDR Fund	3,699	178,995
SPDR S&P 500 ETF Trust	51,580	10,617,744
Technology Select Sector SPDR Fund	13,410	555,174
Utilities Select Sector SPDR Fund	5,357	222,101
Total Equity Fund		19,059,429
Total Exchange Traded Funds (Cost $22,491,816)		23,939,303
COMMON STOCKS — 1.5%
Apparel — 0.8%
Hanesbrands, Inc.	6,572	218,979
Computers — 0.7%
Apple, Inc.	1,485	186,256
Total Common Stocks (Cost $275,538)		405,235
MONEY MARKET FUND — 3.9%
BlackRock Liquidity Funds-T-Fund Portfolio – Institutional Class, 0.01%(a) (Cost $1,046,062)	1,046,062	1,046,062

Investments	Principal/ Contracts	Value
U.S. TREASURY NOTE — 3.9%
U.S. Treasury Note, 4.50%, 02/15/16(b) (Cost $1,026,744)	$1,000,000	$1,026,993
Total Investments Before Written Options — 99.4% (Cost $24,840,160)		26,417,593
WRITTEN PUT OPTION — (0.0)%**
iShares 20+ Year Treasury Bond ETF, expiring 07/17/15, Strike Price $116.00 [Premium Received $(4,711)]	(31)	(4,201)
WRITTEN CALL OPTIONS — (0.1)%
Consumer Discretionary Select Sector SPDR Fund, expiring 07/17/15, Strike Price $79.00	(30)	(450)
Industrial Select Sector SPDR Fund, expiring 07/17/15, Strike Price $57.00	(36)	(252)
iShares 20+ Year Treasury Bond ETF, expiring 07/17/15, Strike Price $120.00	(27)	(2,322)
iShares MSCI EAFE ETF, expiring 07/17/15, Strike Price $67.00	(79)	(869)
iShares MSCI Emerging Markets ETF, expiring 07/17/15, Strike Price $41.00	(153)	(2,907)
SPDR S&P 500 ETF Trust, expiring 07/17/15, Strike Price $215.00	(232)	(2,436)
Utilities Select Sector SPDR Fund, expiring 07/17/15, Strike Price $44.00	(4)	(12)
Total Written Call Options [Premiums Received $(64,720)]		(9,248)
Total Written Options — (0.1)% [Premiums Received $(69,431)]		(13,449)
Total Investments — 99.3% (Cost $24,770,729)		26,404,144
Other Assets in Excess of Liabilities — 0.7%		192,577
Net Assets — 100.0%		$26,596,721

ETF — Exchange Traded Fund

†	Affiliated Company.
**	Less than 0.05%.
(a)	Rate shown reflects the 7-day yield as of June 30, 2015.
(b)	All or portion of this security has been pledged as collateral for option contracts. The aggregate market value of the collateral was $1,717,381, which includes cash in the amount of $691,494 as of June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES STAR GLOBAL BUY-WRITE ETF
Schedule of Investments (continued)

June 30, 2015

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	0.8%
Computers	0.7
Debt Fund	18.3
Equity Fund	71.8
U.S. Treasury Note	3.9
Written Call Options	(0.1)
Written Put Option	(0.0) **
Money Market Fund	3.9
Total Investments	99.3
Other Assets in Excess of Liabilities	0.7
Net Assets	100.0%

**	Less than 0.05%.

See accompanying Notes to Financial Statements.

ADVISORSHARES SUNRISE GLOBAL MULTI-STRATEGY ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 79.4%
Debt Fund — 1.0%
iShares 7 – 10 Year Treasury Bond ETF	172	$18,062
Equity Fund — 78.4%
Consumer Discretionary Select Sector SPDR Fund	3,516	268,904
Consumer Staples Select Sector SPDR Fund	7,465	355,333
Financial Select Sector SPDR Fund	14,359	350,072
Health Care Select Sector SPDR Fund	3,597	267,581
Industrial Select Sector SPDR Fund	836	45,194
Materials Select Sector SPDR Fund	364	17,614
Technology Select Sector SPDR Fund	2,434	100,768
Total Equity Fund		1,405,466
Total Exchange Traded Funds (Cost $1,360,971)		1,423,528
MONEY MARKET FUND — 6.4%
Goldman Sachs Financial Square Funds – Treasury Instruments Fund, 0.00%(a) (Cost $115,261)	115,261	115,261
Total Investments — 85.8% (Cost $1,476,232)		1,538,789
Other Assets in Excess of Liabilities — 14.2%		255,023
Net Assets — 100.0%		$1,793,812

ETF — Exchange Traded Fund

(a)	Rate shown reflects the 7-day yield as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	1.0%
Equity Fund	78.4
Money Market Fund	6.4
Total Investments	85.8
Other Assets in Excess of Liabilities	14.2
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 99.9%
Advertising — 1.0%
Omnicom Group, Inc.	34,358	$2,387,537
Aerospace/Defense — 2.9%
Boeing Co. (The)	16,741	2,322,312
Northrop Grumman Corp.	15,427	2,447,184
United Technologies Corp.	21,130	2,343,951
Total Aerospace/Defense		7,113,447
Agriculture — 2.9%
Altria Group, Inc.	48,438	2,369,103
Archer-Daniels-Midland Co.	48,522	2,339,731
Bunge Ltd. (Bermuda)	27,443	2,409,495
Total Agriculture		7,118,329
Apparel — 2.0%
NIKE, Inc., Class B	23,775	2,568,176
VF Corp.	33,591	2,342,636
Total Apparel		4,910,812
Beverages — 1.0%
Coca-Cola Enterprises, Inc.	54,081	2,349,279
Biotechnology — 2.1%
Celgene Corp.*	22,130	2,561,216
Gilead Sciences, Inc.	20,978	2,456,104
Total Biotechnology		5,017,320
Chemicals — 2.9%
LyondellBasell Industries NV, Class A	23,419	2,424,335
Monsanto Co.	21,556	2,297,654
Westlake Chemical Corp.	34,726	2,381,856
Total Chemicals		7,103,845
Commercial Services — 6.1%
Cintas Corp.	29,173	2,467,744
Equifax, Inc.	25,540	2,479,678
Gartner, Inc.*	28,458	2,441,127
Global Payments, Inc.	23,566	2,437,903
Moody’s Corp.	22,806	2,462,136
Western Union Co. (The)	117,414	2,387,027
Total Commercial Services		14,675,615
Computers — 3.9%
Apple, Inc.	18,941	2,375,675
Computer Sciences Corp.	37,196	2,441,545
EMC Corp.	90,962	2,400,487
NetApp, Inc.	73,612	2,323,195
Total Computers		9,540,902
Distribution/Wholesale — 1.0%
W.W. Grainger, Inc.	9,824	2,324,850

Investments	Shares	Value
COMMON STOCKS (continued)
Diversified Financial Services — 5.0%
Affiliated Managers Group, Inc.*	11,110	$2,428,646
Alliance Data Systems Corp.*	8,201	2,394,200
American Express Co.	31,318	2,434,035
Franklin Resources, Inc.	46,776	2,293,427
Synchrony Financial*	76,430	2,516,840
Total Diversified Financial Services		12,067,148
Electrical Components & Equipment — 2.0%
AMETEK, Inc.	45,933	2,516,210
Emerson Electric Co.	41,496	2,300,123
Total Electrical Components & Equipment		4,816,333
Electronics — 4.0%
Amphenol Corp., Class A	43,678	2,532,013
Corning, Inc.	115,461	2,278,046
Mettler-Toledo International, Inc.*	7,319	2,499,146
Waters Corp.*	18,513	2,376,699
Total Electronics		9,685,904
Food — 3.0%
Campbell Soup Co.	52,312	2,492,667
Hershey Co. (The)	26,654	2,367,675
Whole Foods Market, Inc.	60,966	2,404,499
Total Food		7,264,841
Hand/Machine Tools — 1.0%
Stanley Black & Decker, Inc.	23,656	2,489,557
Healthcare – Products — 4.1%
DENTSPLY International, Inc.	47,849	2,466,616
QIAGEN NV (Netherlands)*	102,398	2,538,446
Sirona Dental Systems, Inc.*	24,804	2,490,818
St. Jude Medical, Inc.	33,462	2,445,068
Total Healthcare – Products		9,940,948
Healthcare – Services — 2.2%
HCA Holdings, Inc.*	29,895	2,712,075
MEDNAX, Inc.*	34,059	2,524,112
Total Healthcare – Services		5,236,187
Insurance — 6.1%
Aflac, Inc.	38,696	2,406,891
Arch Capital Group Ltd. (Bermuda)*	37,420	2,505,644
Everest Re Group Ltd. (Bermuda)	13,530	2,462,595
Reinsurance Group of America, Inc.	25,880	2,455,236
Torchmark Corp.	42,584	2,479,240
W.R. Berkley Corp.	48,288	2,507,597
Total Insurance		14,817,203

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Shares	Value
COMMON STOCKS (continued)
Internet — 2.1%
IAC/InterActiveCorp.	32,762	$2,609,821
VeriSign, Inc.*(a)	39,334	2,427,694
Total Internet		5,037,515
Iron/Steel — 0.9%
Reliance Steel & Aluminum Co.	37,739	2,282,455
Lodging — 1.0%
Marriott International, Inc., Class A	32,618	2,426,453
Machinery – Diversified — 1.0%
Rockwell Automation, Inc.	20,082	2,503,020
Media — 5.0%
CBS Corp., Class B	43,062	2,389,941
Sirius XM Holdings, Inc.*(a)	665,500	2,482,315
Thomson Reuters Corp.	63,854	2,430,922
Twenty-First Century Fox, Inc., Class A	77,022	2,506,681
Viacom, Inc., Class B	37,350	2,414,304
Total Media		12,224,163
Metal Fabricate/Hardware — 1.0%
Precision Castparts Corp.	11,890	2,376,454
Miscellaneous Manufacturing — 4.0%
3M Co.	15,612	2,408,932
Dover Corp.	34,328	2,409,139
Illinois Tool Works, Inc.	27,036	2,481,635
Parker-Hannifin Corp.	20,656	2,402,912
Total Miscellaneous Manufacturing		9,702,618
Office/Business Equipment — 0.9%
Xerox Corp.	212,020	2,255,893
Oil & Gas — 3.1%
Marathon Petroleum Corp.	47,002	2,458,675
Valero Energy Corp.	42,142	2,638,088
Western Refining, Inc.	53,596	2,337,858
Total Oil & Gas		7,434,621
Oil & Gas Services — 3.9%
Cameron International Corp.*	44,732	2,342,615
FMC Technologies, Inc.*	58,486	2,426,584
Oceaneering International, Inc.	50,478	2,351,770
Schlumberger Ltd.	26,053	2,245,508
Total Oil & Gas Services		9,366,477
Pharmaceuticals — 3.0%
Pfizer, Inc.	71,079	2,383,279
VCA, Inc.*	46,760	2,543,977
Zoetis, Inc.	49,803	2,401,501
Total Pharmaceuticals		7,328,757

Investments	Shares	Value
COMMON STOCKS (continued)
Retail — 8.0%
Dillard’s, Inc., Class A	23,167	$2,436,937
Dollar General Corp.	32,110	2,496,231
Gap, Inc. (The)	61,863	2,361,311
Home Depot, Inc. (The)	22,537	2,504,537
Lowe’s Cos., Inc.	34,912	2,338,057
Macy’s, Inc.	35,969	2,426,828
McDonald’s Corp.	24,884	2,365,722
TJX Cos., Inc. (The)	38,263	2,531,863
Total Retail		19,461,486
Semiconductors — 4.8%
Intel Corp.	74,978	2,280,456
NVIDIA Corp.	116,072	2,334,208
QUALCOMM, Inc.	36,099	2,260,880
Texas Instruments, Inc.	44,772	2,306,206
Xilinx, Inc.	53,172	2,348,075
Total Semiconductors		11,529,825
Software — 3.0%
Fiserv, Inc.*	31,132	2,578,663
Microsoft Corp.	54,270	2,396,021
VMware, Inc., Class A *(a)	27,584	2,365,052
Total Software		7,339,736
Telecommunications — 2.0%
Cisco Systems, Inc.	86,466	2,374,356
Juniper Networks, Inc.	90,940	2,361,712
Total Telecommunications		4,736,068
Toys/Games/Hobbies — 1.0%
Hasbro, Inc.	33,632	2,515,337
Transportation — 2.0%
Expeditors International of Washington, Inc.	52,491	2,420,097
United Parcel Service, Inc., Class B	24,938	2,416,742
Total Transportation		4,836,839
Total Common Stocks (Cost $243,637,445)		242,217,774
MONEY MARKET FUND — 0.1%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.01%(b) (Cost $268,307)	268,307	268,307

See accompanying Notes to Financial Statements.

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
REPURCHASE AGREEMENTS — 0.3%(c)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $113,926, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $116,204)	$113,926	$113,926
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.12%, total to be received $145,583, (collateralized by various U.S. Government Agency Obligations, 2.50% – 6.50%, 07/01/18 – 07/01/45, totaling $148,495)	145,583	145,583
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $255,000)	250,000	250,000
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $250,001, (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $255,000)	250,000	250,000
Total Repurchase Agreements (Cost $759,509)		759,509
Total Investments — 100.3% (Cost $244,665,261)		243,245,590
Liabilities in Excess of Other Assets — (0.3)%		(773,467)
Net Assets — 100.0%		$242,472,123

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $3,007,503; the aggregate market value of the collateral held by the fund is $3,071,044. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $2,311,535.
(b)	Rate shown reflects the 7-day yield as of June 30, 2015.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Advertising	1.0%
Aerospace/Defense	2.9
Agriculture	2.9
Apparel	2.0
Beverages	1.0
Biotechnology	2.1
Chemicals	2.9
Commercial Services	6.1
Computers	3.9
Distribution/Wholesale	1.0
Diversified Financial Services	5.0
Electrical Components & Equipment	2.0
Electronics	4.0
Food	3.0
Hand/Machine Tools	1.0
Healthcare – Products	4.1
Healthcare – Services	2.2
Insurance	6.1
Internet	2.1
Iron/Steel	0.9
Lodging	1.0
Machinery – Diversified	1.0
Media	5.0
Metal Fabricate/Hardware	1.0
Miscellaneous Manufacturing	4.0
Office/Business Equipment	0.9
Oil & Gas	3.1
Oil & Gas Services	3.9
Pharmaceuticals	3.0
Retail	8.0
Semiconductors	4.8
Software	3.0
Telecommunications	2.0
Toys/Games/Hobbies	1.0
Transportation	2.0
Money Market Fund	0.1
Repurchase Agreements	0.3
Total Investments	100.3
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
COMMON STOCKS — 95.6%
Apparel — 2.9%
LVMH Moet Hennessy Louis Vuitton SE (France)(a)	12,654	$444,788
Biotechnology — 3.7%
CSL Ltd. (Australia)(a)	17,139	570,729
Chemicals — 3.6%
Novozymes A/S (Denmark)(a)(b)	11,891	564,704
Commercial Services — 6.8%
Experian PLC (Ireland)(a)(b)	33,465	613,079
SGS SA (Switzerland)(a)(b)	24,132	437,996
Total Commercial Services		1,051,075
Cosmetics/Personal Care — 5.1%
Svenska Cellulosa AB SCA (Sweden)(a)(b)	17,189	439,351
Unicharm Corp. (Japan)(a)(b)	72,500	346,550
Total Cosmetics/Personal Care		785,901
Diversified Financial Services — 4.6%
Lazard Ltd., Class A	12,848	722,572
Electronics — 3.8%
Sensata Technologies Holding N.V. (Netherlands)*	11,284	595,118
Food — 10.8%
Chr. Hansen Holding A/S (Denmark)(a)	29,746	728,777
Nestle SA (Switzerland)(a)	9,506	685,953
Shoprite Holdings Ltd. (South Africa)(a)(b)	18,699	269,640
Total Food		1,684,370
Food Service — 1.9%
Compass Group PLC (United Kingdom)(a)(b)	18,100	302,994
Healthcare – Products — 2.6%
Sysmex Corp. (Japan)(a)	13,793	411,031
Healthcare – Services — 3.1%
ICON PLC (Ireland)*	7,124	479,445
Household Products/Wares — 4.0%
Reckitt Benckiser Group PLC (United Kingdom)(a)(b)	35,651	618,901
Insurance — 4.0%
ACE Ltd. (Switzerland)	6,160	626,349
Internet — 5.0%
Tencent Holdings Ltd. (China)(a)	29,600	593,480
Yandex N.V., Class A (Netherlands)*	12,392	188,606
Total Internet		782,086
Machinery – Diversified — 3.5%
FANUC Corp. (Japan)(a)	15,691	536,789

Investments	Shares/ Principal	Value
COMMON STOCKS (continued)
Oil & Gas Services — 2.7%
Core Laboratories N.V. (Netherlands)(b)	3,628	$413,737
Pharmaceuticals — 4.5%
Novo Nordisk A/S (Denmark)(a)	12,813	701,640
Retail — 5.8%
Inditex SA (Spain)(a)	24,099	391,127
Swatch Group AG (The) (Switzerland)(a)(b)	12,096	234,910
Wal-Mart de Mexico SAB de CV (Mexico)(a)	11,576	282,107
Total Retail		908,144
Semiconductors — 13.6%
ARM Holdings PLC (United Kingdom)(a)	11,298	556,652
ASML Holding N.V. (Netherlands)(c)	6,286	654,561
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	39,425	895,342
Total Semiconductors		2,106,555
Transportation — 3.6%
Canadian Pacific Railway Ltd. (Canada)	3,480	557,600
Total Common Stocks (Cost $12,912,057)		14,864,528
MONEY MARKET FUND — 4.2%
Invesco Government & Agency Portfolio – Private Investment Class, 0.04%(d) (Cost $651,100)	651,100	651,100
REPURCHASE AGREEMENTS — 15.7%(e)
Citibank NA, dated 06/30/15, due 07/01/15, 0.14%, total to be received $366,110, (collateralized by various U.S. Government Agency Obligations, 0.63% – 6.50%, 11/15/16 – 07/01/45, totaling $373,431)	$366,109	366,109
HSBC Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.10%, total to be received $568,081, (collateralized by various U.S. Government Agency Obligations, 0.00% – 9.38%, 07/15/15 – 01/15/37, totaling $579,443)	568,079	568,079

See accompanying Notes to Financial Statements.

ADVISORSHARES WCM/BNY MELLON FOCUSED GROWTH ADR ETF
Schedule of Investments (continued)

June 30, 2015

Investments	Principal	Value
REPURCHASE AGREEMENTS (continued)
Mizuho Securities USA, Inc., dated 06/30/15, due 07/01/15, 0.14%, total to be received $568,081, (collateralized by various U.S. Government Agency Obligations, 0.00% – 8.50%, 06/13/16 – 04/20/44, totaling $579,441)	$568,079	$568,079
Morgan Stanley & Co. LLC, dated 06/30/15, due 07/01/15, 0.09%, total to be received $568,080 (collateralized by various U.S. Government Agency Obligations, 0.75% – 9.50%, 02/16/16 – 05/01/45, totaling $579,441)	568,079	568,079
RBC Capital Markets LLC, dated 06/30/15, due 07/01/15, 0.10%, total to be received $370,374, (collateralized by various U.S. Government Agency Obligations, 2.38% – 6.50%, 03/01/19 – 02/20/65, totaling $377,780)	370,373	370,373
Total Repurchase Agreements (Cost $2,440,719)		2,440,719
Total Investments — 115.5% (Cost $16,003,876)		17,956,347
Liabilities in Excess of Other Assets — (15.5)%		(2,412,849)
Net Assets — 100.0%		$15,543,498

PLC — Public Limited Company

*	Non-income producing security.
(a)	American Depositary Receipt.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $2,384,176; the aggregate market value of the collateral held by the fund is $2,440,719.
(c)	Registered Shares.
(d)	Rate shown reflects the 7-day yield as of June 30, 2015.
(e)	Collateral received from brokers for securities lending was invested in these short-term investments.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Apparel	2.9%
Biotechnology	3.7
Chemicals	3.6
Commercial Services	6.8
Cosmetics/Personal Care	5.1
Diversified Financial Services	4.6
Electronics	3.8
Food	10.8
Food Service	1.9
Healthcare – Products	2.6
Healthcare – Services	3.1
Household Products/Wares	4.0
Insurance	4.0
Internet	5.0
Machinery – Diversified	3.5
Oil & Gas Services	2.7
Pharmaceuticals	4.5
Retail	5.8
Semiconductors	13.6
Transportation	3.6
Money Market Fund	4.2
Repurchase Agreements	15.7
Total Investments	115.5
Liabilities in Excess of Other Assets	(15.5)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES YIELDPRO ETF
Schedule of Investments

June 30, 2015

Investments	Shares	Value
EXCHANGE TRADED FUNDS — 98.8%
Debt Fund — 98.8%
iShares 0 – 5 Year High Yield Corporate Bond ETF	71,371	$3,470,058
PIMCO 0 – 5 Year High Yield Corporate Bond Index Exchange-Traded Fund	34,427	3,438,224
SPDR Barclays Short Term Corporate Bond ETF	239,750	7,336,350
SPDR Nuveen Barclays Municipal Bond ETF	221,476	5,253,411
Vanguard Short-Term Bond ETF	96,047	7,702,009
Vanguard Short-Term Corporate Bond ETF	87,533	6,965,876
Total Exchange Traded Funds (Cost $34,360,900)		34,165,928
MONEY MARKET FUND — 1.4%
Wells Fargo Advantage Government Money Market Fund – Institutional Class, 0.01%(a) (Cost $492,809)	492,809	492,809
Total Investments — 100.2% (Cost $34,853,709)		34,658,737
Liabilities in Excess of Other Assets — (0.2)%		(60,755)
Net Assets — 100.0%		$34,597,982

ETF — Exchange Traded Fund

(a)	Rate shown reflects the 7-day yield as of June 30, 2015.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Debt Fund	98.8%
Money Market Fund	1.4
Total Investments	100.2
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Athena High Dividend ETF	AdvisorShares EquityPro ETF
ASSETS
Investments, at Cost:	$13,645,530	$16,242,320	$19,799,840
Repurchase Agreements, at Cost (Note 3)	—	2,000,530	2,357,879
Total Cost of Investments	13,645,530	18,242,850	22,157,719
Investments, at Market Value (including securities on loan) (Note 2)(a)	13,443,823	15,234,533	19,179,285
Repurchase Agreements, at Market Value (Note 3)	—	2,000,530	2,357,879
Total Market Value of Investments	13,443,823	17,235,063	21,537,164
Cash	47,392	3,919	—
Cash collateral held at brokers	367,724	—	—
Unrealized Appreciation on Swaps Contracts	147,769	—	—
Dividends and Interest Receivable	64,830	69,537	55,025
Receivable from Securities Sold	—	—	—
Reclaim Receivable	—	529	182
Due from Investment Advisor	—	—	—
Prepaid CCO Fees	188	1	225
Prepaid Expenses	7,684	4,510	6,345
Total Assets	14,079,410	17,313,559	21,598,941
LIABILITIES
Unrealized Depreciation on Swaps Contracts	13,111	—	—
Interest Payable	113,496	—	—
Advisory Payable	10,092	13,395	17,910
Trustee Fees Payable	750	749	735
Payable for Securities Purchased	—	—	—
Cash collateral for securities on loan	—	2,000,530	2,357,879
Payable to Global Echo Foundation	—	—	—
Accrued Expenses	49,566	34,133	43,482
Total Liabilities	187,015	2,048,807	2,420,006
NET ASSETS	$13,892,395	$15,264,752	$19,178,935
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$27,753,377	$18,490,576	$18,325,138
Undistributed Net Investment Income (Loss)	—	394	254,396
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	(13,793,933)	(2,218,431)	1,219,956
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	(67,049)	(1,007,787)	(620,555)
NET ASSETS	$13,892,395	$15,264,752	$19,178,935
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	700,000	800,000	625,000
Net Asset Value (NAV) Per Share	$19.85	$19.08	$30.69
(a) Market value of securities on loan	$—	$1,960,360	$2,305,926

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares Gartman Gold/Euro ETF (Consolidated)	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF
ASSETS
Investments, at Cost:	$11,026,789	$15,460,955	$7,389,112	$28,432,621	$28,375,381
Repurchase Agreements, at Cost (Note 3)	—	—	179,836	769,212	8,327,697
Total Cost of Investments	11,026,789	15,460,955	7,568,948	29,201,833	36,703,078
Investments, at Market Value (including securities on loan) (Note 2)(a)	11,026,789	15,460,955	7,855,495	31,605,579	28,139,529
Repurchase Agreements, at Market Value (Note 3)	—	—	179,836	769,212	8,327,697
Total Market Value of Investments	11,026,789	15,460,955	8,035,331	32,374,791	36,467,226
Cash	—	—	—	2,991	—
Cash collateral held at brokers	5,757,933	7,591,526	—	—	—
Unrealized Appreciation on Swaps Contracts	—	—	—	—	—
Dividends and Interest Receivable	—	—	21,784	27,382	6,216
Receivable from Securities Sold	—	—	97,320	—	—
Reclaim Receivable	—	—	—	—	—
Due from Investment Advisor	167	—	—	—	—
Prepaid CCO Fees	247	213	—	269	256
Prepaid Expenses	10,088	10,149	—	7,170	7,181
Total Assets	16,795,224	23,062,843	8,154,435	32,412,603	36,480,879
LIABILITIES
Unrealized Depreciation on Swaps Contracts	—	—	—	—	—
Interest Payable	—	—	—	—	—
Advisory Payable	—	155	7,206	17,124	11,974
Trustee Fees Payable	746	750	—	732	735
Payable for Securities Purchased	—	—	105,901	—	—
Cash collateral for securities on loan	—	—	179,836	769,212	8,327,697
Payable to Global Echo Foundation	—	—	2,620	—	—
Accrued Expenses	36,623	40,285	—	51,044	44,754
Total Liabilities	37,369	41,190	295,563	838,112	8,385,160
NET ASSETS	$16,757,855	$23,021,653	$7,858,872	$31,574,491	$28,095,719
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$16,543,043	$22,850,353	$7,335,990	$30,094,165	$28,908,860
Undistributed Net Investment Income (Loss)	—	—	—	25,582	44
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	202,189	579,475	56,499	(1,718,214)	(577,333)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	12,623	(408,175)	466,383	3,172,958	(235,852)
NET ASSETS	$16,757,855	$23,021,653	$7,858,872	$31,574,491	$28,095,719
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,275,000	1,750,000	125,000	725,000	1,125,000
Net Asset Value (NAV) Per Share	$13.14	$13.16	$62.87	$43.55	$24.97
(a) Market value of securities on loan	$—	$—	$280,465	$905,203	$8,092,592

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Morgan Creek Global Tactical ETF(1)
ASSETS
Investments, at Cost:	$19,663,714	$16,679,427	$12,380,704
Repurchase Agreements, at Cost (Note 3)	2,436,360	4,117,585	1,842,084
Investments in Affiliates, at Cost (Note 9)	—	—	—
Total Cost of Investments	22,100,074	20,797,012	14,222,788
Investments, at Market Value (including securities on loan) (Note 2)(a)	19,335,006	16,973,513	12,328,647
Repurchase Agreements, at Market Value (Note 3)	2,436,360	4,117,585	1,842,084
Investments in Affiliates, at Market Value (Note 9)	—	—	—
Total Market Value of Investments	21,771,366	21,091,098	14,170,731
Cash .	310	—	—
Dividends and Interest Receivable	71,751	44,282	17,645
Reclaim Receivable	8,327	—	—
Cash collateral held at brokers	—	—	—
Receivable from Securities Sold	—	—	—
Due from Investment Advisor	—	—	5,093
Prepaid CCO Fees	227	215	180
Prepaid Expenses	7,121	5,333	9,738
Total Assets	21,859,102	21,140,928	14,203,387
LIABILITIES
Cash collateral for securities on loan	2,436,360	4,117,585	1,842,084
Advisory Payable	5,229	9,950	—
Trustee Fees Payable	744	746	750
Unrealized Depreciation on Swaps Contracts	—	—	—
Securities Sold, Not Yet Purchased(b)	—	—	—
Payable for Securities Purchased	—	—	—
Capital Shares Payable	—	—	—
CCO Fee Payable	—	—	—
Accrued Expenses	52,102	40,896	51,591
Total Liabilities	2,494,435	4,169,177	1,894,425
NET ASSETS	$19,364,667	$16,971,751	$12,308,962
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$22,760,567	$17,271,621	$31,442,884
Undistributed Net Investment Income (Loss)	162,987	64,848	82,968
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	(3,230,179)	(658,804)	(19,164,833)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	(328,708)	294,086	(52,057)
NET ASSETS	$19,364,667	$16,971,751	$12,308,962
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	700,000	550,000	500,000
Net Asset Value (NAV) Per Share	$27.66	$30.86	$24.62
(a) Market value of securities on loan	$2,356,217	$4,026,607	$1,798,342
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—

(1)	Formerly known as, AdvisorShares Cambria Global Tactical ETF.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF	AdvisorShares QAM Equity Hedge ETF
ASSETS
Investments, at Cost:	$217,844,051	$28,829,414	$397,218,406	$4,343,993	$6,537,673
Repurchase Agreements, at Cost (Note 3)	753,918	—	51,883,351	350,292	—
Investments in Affiliates, at Cost (Note 9)	—	—	—	—	350,000
Total Cost of Investments	218,597,969	28,829,414	449,101,757	4,694,285	6,887,673
Investments, at Market Value (including securities on loan) (Note 2)(a)	216,057,464	28,652,249	372,542,319	4,418,644	6,802,294
Repurchase Agreements, at Market Value (Note 3)	753,918	—	51,883,351	350,292	—
Investments in Affiliates, at Market Value (Note 9)	—	—	—	—	347,795
Total Market Value of Investments	216,811,382	28,652,249	424,425,670	4,768,936	7,150,089
Cash	1,429,639	14,788	1,954,493	—	9,380
Dividends and Interest Receivable	954,601	126,281	8,142,320	7,071	9,782
Reclaim Receivable	—	—	—	113	—
Cash collateral held at brokers	—	—	—	—	596,891
Receivable from Securities Sold	244,237	1,256	7,721,905	—	92,318
Due from Investment Advisor	—	—	—	3,137	1,544
Prepaid CCO Fees	962	—	1,139	161	170
Prepaid Expenses	6,458	47,950	70,076	5,164	7,591
Total Assets	219,447,279	28,842,524	442,315,603	4,784,582	7,867,765
LIABILITIES
Cash collateral for securities on loan	753,918	—	51,883,351	350,292	—
Advisory Payable	103,844	13,713	362,370	—	—
Trustee Fees Payable	559	747	328	759	756
Unrealized Depreciation on Swaps Contracts .	—	2,712	—	—	—
Securities Sold, Not Yet Purchased(b)	—	—	—	—	563,007
Payable for Securities Purchased	2,571,055	1,500,000	7,892,500	—	92,454
Capital Shares Payable	—	—	6,111,497	—	—
CCO Fee Payable	—	160	—	—	—
Accrued Expenses	77,097	13,580	74,654	40,613	40,906
Total Liabilities	3,506,473	1,530,912	66,324,700	391,664	697,123
NET ASSETS	$215,940,806	$27,311,612	$375,990,903	$4,392,918	$7,170,642
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$219,059,234	$27,488,348	$521,065,893	$4,730,190	$6,874,003
Undistributed Net Investment Income (Loss)	46,112	18,971	1,073,647	22,133	(29,206)
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	(1,377,953)	(15,830)	(121,472,550)	(434,056)	29,829
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	(1,786,587)	(179,877)	(24,676,087)	74,651	296,016
NET ASSETS	$215,940,806	$27,311,612	$375,990,903	$4,392,918	$7,170,642
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	4,400,000	550,000	9,250,000	175,000	250,000
Net Asset Value (NAV) Per Share	$49.08	$49.66	$40.65	$25.10	$28.68
(a) Market value of securities on loan	$1,376,040	$—	$57,428,728	$340,699	$—
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$596,607

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF
ASSETS
Investments, at Cost:	$12,574,072	$35,102,059
Repurchase Agreements, at Cost (Note 3)	—	265,875
Investments in Affiliates, at Cost (Note 9)	29,997,150	—
Total Cost of Investments	42,571,222	35,367,934
Investments, at Market Value (including securities on loan) (Note 2)(a)	12,574,072	35,009,331
Repurchase Agreements, at Market Value (Note 3)	—	265,875
Investments in Affiliates, at Market Value (Note 9)	29,811,000	—
Total Market Value of Investments	42,385,072	35,275,206
Cash	76,109,147	—
Cash collateral held at brokers	126,869,695	101,042
Receivable from Securities Sold	11,496,292	—
Dividends and Interest Receivable	201	187,091
Capital Shares Receivable	—	—
Reclaim Receivable	—	—
Prepaid CCO Fees	651	264
Prepaid Expenses	8,874	9,775
Total Assets	256,869,932	35,573,378
LIABILITIES
Securities Sold, Not Yet Purchased(b)	125,683,452	—
Payable for Securities Purchased	2,839,196	468,792
Advisory Payable	158,392	13,296
Interest Payable	36,290	1,517
Dividend Payable on Securities Sold, Not Yet Purchased	7,200	—
Trustee Fees Payable	636	728
Options Written, at Value(c)	—	—
Capital Shares Payable	—	—
Cash collateral for securities on loan	—	265,875
Accrued Expenses	86,042	40,429
Total Liabilities	128,811,208	790,637
NET ASSETS	$128,058,724	$34,782,741
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$297,055,876	$35,012,045
Undistributed Net Investment Income (Loss)	(1,549,999)	3,072
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	(171,370,520)	(139,868)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	3,923,367	(92,508)
NET ASSETS	$128,058,724	$34,782,741
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	11,775,000	350,000
Net Asset Value (NAV) Per Share	$10.88	$99.38
(a) Market value of securities on loan	$—	$258,996
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$129,792,969	$—
(c) Premiums Received for Options Written	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Assets and Liabilities

June 30, 2015

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Sunrise Global Multi-Strategy ETF	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF
ASSETS
Investments, at Cost:	$24,590,212	$1,476,232	$243,905,752	$13,563,157	$34,853,709
Repurchase Agreements, at Cost (Note 3)	—	—	759,509	2,440,719	—
Investments in Affiliates, at Cost (Note 9)	249,948	—	—	—	—
Total Cost of Investments	24,840,160	1,476,232	244,665,261	16,003,876	34,853,709
Investments, at Market Value (including securities on loan) (Note 2)(a)	26,169,168	1,538,789	242,486,081	15,515,628	34,658,737
Repurchase Agreements, at Market Value (Note 3)	—	—	759,509	2,440,719	—
Investments in Affiliates, at Market Value (Note 9)	248,425	—	—	—	—
Total Market Value of Investments	26,417,593	1,538,789	243,245,590	17,956,347	34,658,737
Cash	—	—	—	—	—
Cash collateral held at brokers	691,494	296,634	—	—	—
Receivable from Securities Sold	—	—	—	—	2,278,872
Dividends and Interest Receivable	99,864	—	212,776	43,765	14,463
Capital Shares Receivable	—	—	2,852,613	—	—
Reclaim Receivable	—	—	—	25,884	—
Prepaid CCO Fees	250	150	1,173	213	217
Prepaid Expenses	9,189	—	7,241	7,065	9,210
Total Assets	27,218,390	1,835,573	246,319,393	18,033,274	36,961,499
LIABILITIES
Securities Sold, Not Yet Purchased(b)	—	—	—	—	—
Payable for Securities Purchased	529,954	—	2,849,311	—	—
Advisory Payable	32,845	6,584	179,365	6,063	22,709
Interest Payable	—	—	—	—	—
Dividend Payable on Securities Sold, Not Yet Purchased	—	—	—	—	—
Trustee Fees Payable	736	761	538	746	717
Options Written, at Value(c)	13,449	—	—	—	—
Capital Shares Payable	—	—	—	—	2,306,720
Cash collateral for securities on loan	—	—	759,509	2,440,719	—
Accrued Expenses	44,685	34,416	58,547	42,248	33,371
Total Liabilities	621,669	41,761	3,847,270	2,489,776	2,363,517
NET ASSETS	$26,596,721	$1,793,812	$242,472,123	$15,543,498	$34,597,982
COMPONENTS OF NET ASSETS
Capital Stock at Zero Par Value	$25,265,157	$1,929,849	$254,759,510	$13,968,534	$39,156,730
Undistributed Net Investment Income (Loss)	(3,196)	(45,447)	887,332	36,011	3,170
Undistributed (Accumulated) Net Gain (Loss) on investments, swaps, short sales, foreign currency transactions, futures and options written	(298,655)	(153,147)	(11,755,048)	(413,518)	(4,366,946)
Unrealized Appreciation (Depreciation) on investments, swaps, short sales, options written, futures and foreign currency translations	1,633,415	62,557	(1,419,671)	1,952,471	(194,972)
NET ASSETS	$26,596,721	$1,793,812	$242,472,123	$15,543,498	$34,597,982
SHARES ISSUED AND OUTSTANDING
Shares Outstanding (Unlimited Shares Authorized)	1,000,000	75,000	4,250,000	400,000	1,500,000
Net Asset Value (NAV) Per Share	$26.60	$23.92	$57.05	$38.86	$23.07
(a) Market value of securities on loan	$—	$—	$3,007,503	$2,384,176	$—
(b) Proceeds Received from Securities Sold, Not Yet Purchased	$—	$—	$—	$—	$—
(c) Premiums Received for Options Written	$69,431	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares Athena High Dividend ETF(1)	AdvisorShares EquityPro ETF
INVESTMENT INCOME:
Dividend Income	$253,781	$596,676	$385,425
Dividend Income from Affiliates	—	—	—
Interest Income	123	42	74
Securities lending income (Note 2)	—	34,494	251,942
Foreign withholding tax	—	(14,380)	(322)
Total Investment Income	253,904	616,832	637,119
EXPENSES:
Advisory Fees	242,574	88,080	203,974
Accounting & Administration Fees	76,838	10,308	20,444
Professional Fees	23,243	41,097	19,793
Report to Shareholders	13,430	10,837	11,974
Pricing Fees	8,232	4,809	4,898
Exchange Listing Fees	7,497	16,175	7,320
Trustee Fees	2,858	2,920	2,844
Custody Fees	2,524	4,428	1,528
CCO Fees	2,331	2,101	2,234
Transfer Agent Fees	1,348	826	1,912
Insurance Fees	1,077	399	118
Registration Fees	674	5,331	4,634
Contribution to Global Echo Foundation	—	—	—
Miscellaneous Fees	2,038	1,465	6,564
Total Expenses	384,664	188,776	288,237
Advisory Fees Waived/Recoupment	(115,138)	(79,776)	30,452
Expense Reimbursement	—	—	—
Net Expenses	269,526	109,000	318,689
Net Investment Income (Loss)	(15,622)	507,832	318,430
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,603,446)	(2,202,636)	1,351,756
Investments in Affiliates	—	—	—
In-Kind Redemptions	364,248	—	272,155
In-Kind Redemptions in Affiliates	—	—	—
Swaps	703,697	—	—
Futures	—	—	—
Distributions by other Investment Companies	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(565,669)	(1,007,787)	(1,781,112)
Swaps	103,629	—	—
Futures	—	—	—
Net Realized and Unrealized Gain (Loss)	(997,541)	(3,210,423)	(157,201)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,013,163)	$(2,702,591)	$161,229

(1)	Represents the period July 29, 2014 (commencement of operations) to June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares Gartman Gold/Euro ETF (Consolidated)	AdvisorShares Gartman Gold/Yen ETF (Consolidated)	AdvisorShares Global Echo ETF	AdvisorShares Madrona Domestic ETF	AdvisorShares Madrona Global Bond ETF
INVESTMENT INCOME:
Dividend Income	$—	$—	$57,312	$452,640	$903,195
Dividend Income from Affiliates	—	—	—	—	57,711
Interest Income	1,882	2,510	37,738	76	70
Securities lending income (Note 2)	—	—	6,685	8,093	78,490
Foreign withholding tax	—	—	(3,002)	(275)	—
Total Investment Income	1,882	2,510	98,733	460,534	1,039,466
EXPENSES:
Advisory Fees	42,054	50,105	77,169	238,035	135,687
Accounting & Administration Fees	30,736	31,361	—	100,122	76,362
Professional Fees	55,041	55,397	—	22,865	22,892
Report to Shareholders	4,285	5,881	—	8,473	8,833
Pricing Fees	7,527	7,479	—	5,281	5,281
Exchange Listing Fees	12,971	12,971	—	7,546	7,497
Trustee Fees	3,802	3,807	—	2,858	2,856
Custody Fees	—	683	—	14,438	2,338
CCO Fees	1,851	1,946	—	1,987	1,848
Transfer Agent Fees	574	683	—	2,232	2,036
Insurance Fees	—	—	—	951	895
Registration Fees	102	1,850	—	1,633	1,484
Contribution to Global Echo Foundation	—	—	28,062	—	—
Miscellaneous Fees	9,655	9,358	—	1,163	1,517
Total Expenses	168,598	181,521	105,231	407,584	269,526
Advisory Fees Waived/Recoupment	(42,054)	(50,105)	—	(35,654)	(11,721)
Expense Reimbursement	(76,843)	(72,201)	—	—	—
Net Expenses	49,701	59,215	105,231	371,930	257,805
Net Investment Income (Loss)	(47,819)	(56,705)	(6,498)	88,604	781,661
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	258	—	126,566	(698,397)	(165,278)
Investments in Affiliates	—	—	(2,935)	—	(163,677)
In-Kind Redemptions	—	—	429,774	4,610,406	—
In-Kind Redemptions in Affiliates	—	—	213	—	—
Swaps	—	—	—	—	—
Futures	(434,847)	338,995	—	—	—
Distributions by other Investment Companies	—	—	—	—	40,871
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	—	(393,159)	(2,315,861)	(1,157,891)
Swaps	—	—	—	—	—
Futures	(45,609)	(549,013)	—	—	—
Net Realized and Unrealized Gain (Loss)	(480,198)	(210,018)	160,459	1,596,148	(1,445,975)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(528,017)	$(266,723)	$153,961	$1,684,752	$(664,314)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares Madrona International ETF	AdvisorShares Meidell Tactical Advantage ETF	AdvisorShares Morgan Creek Global Tactical ETF(1)
INVESTMENT INCOME:
Dividend Income	$441,804	$274,639	$229,143
Dividend Income from Affiliates	—	94	—
Interest Income	75	—	18
Securities lending income (Note 2)	95,830	35,941	32,856
Foreign withholding tax	(50,293)	—	—
Total Investment Income	487,416	310,674	262,017
EXPENSES:
Advisory Fees	146,608	193,668	159,072
Accounting & Administration Fees	91,559	74,824	77,685
Professional Fees	22,842	22,677	80,366
Custody Fees	19,173	2,522	4,960
Report to Shareholders	8,343	7,416	46,548
Exchange Listing Fees	7,497	7,541	9,729
Pricing Fees	5,281	5,008	5,281
Trustee Fees	2,846	2,840	2,871
CCO Fees	1,599	1,659	2,390
Transfer Agent Fees	1,375	1,211	1,326
Insurance Fees	679	541	1,052
Registration Fees	46	585	—
Interest on Securities Sold, Not Yet Purchased	—	—	—
Miscellaneous Fees	1,080	904	2,900
Total Expenses	308,928	321,396	394,180
Advisory Fees Waived/Recoupment	(79,853)	(103,519)	(159,072)
Expense Reimbursement		—	(14,174)
Net Expenses	229,075	217,877	220,934
Net Investment Income (Loss)	258,341	92,797	41,083
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(1,472,073)	192,616	90,596
Investments in Affiliates	—	(936)	—
In-Kind Redemptions	1,948,380	443,292	1,456,000
In-Kind Redemptions in Affiliates	—	—	—
Swaps	—	—	—
Short Sales	—	—	—
Foreign Currency Transactions	—	—	—
Options Written	—	—	—
Distributions by other Investment Companies	—	—	50,150
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,747,956)	(189,353)	(2,482,888)
Short Sales	—	—	—
Swaps	—	—	—
Foreign currency translations	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,271,649)	445,619	(886,142)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,013,308)	$538,416	$(845,059)

(1)	Formerly known as, AdvisorShares Cambria Global Tactical ETF.
(2)	Represents the period February 18, 2015 (commencement of operations) to June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares Newfleet Multi-Sector Income ETF	AdvisorShares Pacific Asset Enhanced Floating Rate ETF(2)	AdvisorShares Peritus High Yield ETF	AdvisorShares Pring Turner Business Cycle ETF	AdvisorShares QAM Equity Hedge ETF
INVESTMENT INCOME:
Dividend Income	$—	$—	$2,789,994	$107,118	$88,233
Dividend Income from Affiliates	—	—	—	7,858	1,556
Interest Income	6,257,437	434,885	50,192,656	56	260
Securities lending income (Note 2)	14,704	—	817,790	11,135	—
Foreign withholding tax	(1,647)	—	(422,645)	(1,987)	—
Total Investment Income	6,270,494	434,885	53,377,795	124,180	90,049
EXPENSES:
Advisory Fees	1,216,397	90,675	6,609,619	49,131	75,366
Accounting & Administration Fees	166,847	3,818	284,906	62,656	75,961
Professional Fees	25,076	24,496	41,721	22,608	22,761
Custody Fees	25,851	1,633	55,148	886	497
Report to Shareholders	41,286	3,103	159,161	3,639	5,184
Exchange Listing Fees	7,496	5,072	7,497	7,496	7,497
Pricing Fees	19,014	2,132	13,957	5,119	8,232
Trustee Fees	3,090	1,481	4,636	2,821	2,826
CCO Fees	6,745	1,129	24,430	1,308	1,448
Transfer Agent Fees	14,037	716	55,492	368	565
Insurance Fees	4,887	—	24,820	273	290
Registration Fees	7,758	—	62,307	103	294
Interest on Securities Sold, Not Yet Purchased	—	—	—	—	11,570
Miscellaneous Fees	4,884	784	40,412	787	642
Total Expenses	1,543,368	135,039	7,384,106	157,195	213,133
Advisory Fees Waived/Recoupment	(139,832)	(30,047)	—	(49,131)	(75,366)
Expense Reimbursement	—	—	—	(34,860)	(13,148)
Net Expenses	1,403,536	104,992	7,384,106	73,204	124,619
Net Investment Income (Loss)	4,866,958	329,893	45,993,689	50,976	(34,570)
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(626,103)	—	(119,735,670)	(284,838)	45,329
Investments in Affiliates	—	—	—	(36,870)	—
In-Kind Redemptions	—	—	1,868,709	35,639	206,231
In-Kind Redemptions in Affiliates	—	—	—	—	(333)
Swaps	—	(10,073)	—	—	—
Short Sales	—	—	—	—	44,939
Foreign Currency Transactions	(2,019)	—	—	—	—
Options Written	—	—	—	—	358
Distributions by other Investment Companies	—	—	—	236	3,848
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,187,563)	(177,165)	(52,730,083)	(478,129)	(244,333)
Short Sales	—	—	—	—	52,406
Swaps	—	(2,712)	—	—	—
Foreign currency translations	(2)	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(2,815,687)	(189,950)	(170,597,044)	(763,962)	108,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,051,271	$139,943	$(124,603,355)	$(712,986)	$73,875

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares Ranger Equity Bear ETF	AdvisorShares Sage Core Reserves ETF
INVESTMENT INCOME:
Dividend Income	$—	$—
Dividend Income from Affiliates	118,989	—
Interest Income	4,587	171,157
Securities lending income (Note 2)	—	173
Foreign withholding tax	—	(275)
Total Investment Income	123,576	171,055
EXPENSES:
Advisory Fees	2,239,492	109,224
Accounting & Administration Fees	84,561	41,924
Report to Shareholders	49,183	25,259
Professional Fees	26,379	48,593
Custody Fees	11,278	4,671
Transfer Agent Fees	11,198	2,731
Pricing Fees	8,232	10,699
Exchange Listing Fees	7,497	11,857
Insurance Fees	6,038	210
Registration Fees	3,359	2,512
Trustee Fees	3,105	3,059
CCO Fees	2,577	2,291
Interest on Securities Sold, Not Yet Purchased	1,112,213	—
Dividend Expense	608,898	—
Licensing Fees	—	—
Miscellaneous Fees	9,727	2,629
Total Expenses	4,183,737	265,659
Advisory Fees Waived/Recoupment	—	(109,224)
Expense Reimbursement	—	(29,007)
Net Expenses	4,183,737	127,428
Net Investment Income (Loss)	(4,060,161)	43,627
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	22	15,590
Investments in Affiliates	—	—
In-Kind Redemptions	—	—
In-Kind Redemptions in Affiliates	—	—
Short Sales	(19,107,533)	—
Foreign Currency Transactions	—	—
Futures	—	(50,432)
Options Written	—	—
Distributions by other Investment Companies	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(132,000)	(13,473)
Short Sales	12,466,124	—
Options Written	—	—
Futures	—	(429)
Net Realized and Unrealized Gain (Loss)	(6,773,387)	(48,744)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,833,548)	$(5,117)

(1)	Represents the period July 8, 2014 (commencement of operations) to June 30, 2015.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Operations

Year or Period Ended June 30, 2015

	AdvisorShares STAR Global Buy-Write ETF	AdvisorShares Sunrise Global Multi-Strategy ETF(1)	AdvisorShares TrimTabs Float Shrink ETF	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AdvisorShares YieldPro ETF
INVESTMENT INCOME:
Dividend Income	$499,938	$35,941	$3,153,895	$295,994	$2,443,389
Dividend Income from Affiliates	1,003	—	—	—	174,117
Interest Income	212	—	57	207	512
Securities lending income (Note 2)	—	—	17,733	52,797	—
Foreign withholding tax	—	—	(2,674)	(32,619)	—
Total Investment Income	501,153	35,941	3,169,011	316,379	2,618,018
EXPENSES:
Advisory Fees	359,275	31,204	1,787,781	111,297	461,572
Accounting & Administration Fees	77,677	9,016	74,226	72,133	26,636
Report to Shareholders	10,217	10,323	46,688	4,972	28,304
Professional Fees	21,215	56,053	24,681	22,596	43,265
Custody Fees	5,365	1,907	15,561	2,050	3,257
Transfer Agent Fees	1,996	156	13,545	1,113	4,328
Pricing Fees	6,774	5,000	5,350	5,281	7,361
Exchange Listing Fees	7,497	7,802	7,496	7,497	8,143
Insurance Fees	893	343	4,268	453	1,441
Registration Fees	324	740	4,955	1,620	5,785
Trustee Fees	2,860	2,918	3,060	2,834	3,512
CCO Fees	1,846	1,893	6,839	2,408	4,193
Interest on Securities Sold, Not Yet Purchased	—	—	—	—	—
Dividend Expense	—	—	—	—	—
Licensing Fees	—	—	—	6,399	—
Miscellaneous Fees	1,376	1,587	4,550	650	5,822
Total Expenses	497,315	128,942	1,999,000	241,303	603,619
Advisory Fees Waived/Recoupment	(4,976)	(31,204)	(211,220)	(55,807)	—
Expense Reimbursement	—	(61,333)	—	—	—
Net Expenses	492,339	36,405	1,787,780	185,496	603,619
Net Investment Income (Loss)	8,814	(464)	1,381,231	130,883	2,014,399
REALIZED AND UNREALIZED GAIN (LOSS) ON:
Net Realized Gain (Loss) on:
Investments	(21,980)	(54,452)	(7,774,553)	38,779	(3,150,261)
Investments in Affiliates	—	—	—	—	(482,303)
In-Kind Redemptions	383,698	54,396	30,524,178	314,566	122,819
In-Kind Redemptions in Affiliates	(111)	—	—	—	(7,807)
Short Sales	—	—	—	—	—
Foreign Currency Transactions	—	363	—	—	—
Futures	—	(100,159)	—	—	—
Options Written	21,458	—	—	—	—
Distributions by other Investment Companies	269	—	—	—	6,121
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(11,288)	62,557	(7,341,753)	(262,768)	(1,445,645)
Short Sales	—	—	—	—	—
Options Written	46,223	—	—	—	—
Futures	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)	418,269	(37,295)	15,407,872	90,577	(4,957,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$427,083	$(37,759)	$16,789,103	$221,460	$(2,942,677)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Accuvest Global Long Short ETF		AdvisorShares Athena High Dividend ETF
	Year ended June 30, 2015	Year ended June 30, 2014	For the period July 29, 2014* to June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(15,622)	$(151,464)	$507,832
Net Realized Gain (Loss)	(535,501)	(1,275,082)	(2,202,636)
Net Change in Unrealized Appreciation (Depreciation)	(462,040)	(579,792)	(1,007,787)
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,013,163)	(2,006,338)	(2,702,591)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	(529,121)
Net Realized Gains	—	—	—
Total Distributions	—	—	(529,121)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	12,476,577	69,802,024	18,496,464
Value of Shares Redeemed	(23,467,035)	(84,472,216)	—
Net Increase (Decrease) From Capital Stock Transactions	(10,990,458)	(14,670,192)	18,496,464
Net Increase (Decrease) in Net Assets	(12,003,621)	(16,676,530)	15,264,752
Net Assets:
Beginning of Period	25,896,016	42,572,546	—
End of Period	$13,892,395	$25,896,016	$15,264,752
Undistributed Net Investment Income (Loss)	$—	$—	$394
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	1,250,000	1,950,000	—
Shares Sold	600,000	3,250,000	800,000
Shares Repurchased	(1,150,000)	(3,950,000)	—
End of Period	700,000	1,250,000	800,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares EquityPro ETF		AdvisorShares Gartman Gold/Euro ETF (Consolidated)		AdvisorShares Gartman Gold/Yen ETF (Consolidated)
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$318,430	$416,909	$(47,819)	$(3,093)	$(56,705)	$(7,557)
Net Realized Gain (Loss)	1,623,911	264,841	(434,589)	(32,913)	338,995	(161,492)
Net Change in Unrealized Appreciation (Depreciation)	(1,781,112)	1,054,167	(45,609)	58,232	(549,013)	140,838
Net Increase (Decrease) In Net Assets Resulting From Operations	161,229	1,735,917	(528,017)	22,226	(266,723)	(28,211)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(269,924)	(154,669)	(27,862)	—	(24,357)	—
Net Realized Gains	(463,353)	—	(126,850)	—	(296,740)	—
Total Distributions	(733,277)	(154,669)	(154,712)	—	(321,097)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	11,378,050	20,096,255	17,829,090	1,280,000	19,728,176	3,909,508
Value of Shares Redeemed	(11,696,707)	(2,964,386)	(1,690,732)	—	—	—
Net Increase (Decrease) From Capital Stock Transactions	(318,657)	17,131,869	16,138,358	1,280,000	19,728,176	3,909,508
Net Increase (Decrease) in Net Assets	(890,705)	18,713,117	15,455,629	1,302,226	19,140,356	3,881,297
Net Assets:
Beginning of Period	20,069,640	1,356,523	1,302,226	—	3,881,297	—
End of Period	$19,178,935	$20,069,640	$16,757,855	$1,302,226	$23,021,653	$3,881,297
Undistributed Net Investment Income (Loss)	$254,396	$269,918	$—	$(3,093)	$—	$(7,557)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	625,000	50,000	100,000	—	300,000	—
Shares Sold	375,000	675,000	1,300,000	100,000	1,450,000	300,000
Shares Repurchased	(375,000)	(100,000)	(125,000)	—	—	—
End of Period	625,000	625,000	1,275,000	100,000	1,750,000	300,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Global Echo ETF		AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income	$(6,498)	$26,912	$88,604	$66,719
Net Realized Gain (Loss)	553,618	33,814	3,912,009	2,601,716
Net Change in Unrealized Appreciation (Depreciation)	(393,159)	673,768	(2,315,861)	2,619,735
Net Increase (Decrease) In Net Assets Resulting From Operations	153,961	734,494	1,684,752	5,288,170
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(46,077)	(2,380)	(96,271)	(59,938)
Total Distributions	(46,077)	(2,380)	(96,271)	(59,938)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,593,777	3,045,916	23,992,082	10,327,769
Value of Shares Redeemed	(3,058,904)	—	(18,761,355)	(9,393,829)
Net Increase (Decrease) From Capital Stock Transactions	(1,465,127)	3,045,916	5,230,727	933,940
Net Increase (Decrease) in Net Assets	(1,357,243)	3,778,030	6,819,208	6,162,172
Net Assets:
Beginning of Period	9,216,115	5,438,085	24,755,283	18,593,111
End of Period	$7,858,872	$9,216,115	$31,574,491	$24,755,283
Undistributed Net Investment Income (Loss)	$—	$30,808	$25,582	$33,249
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	150,000	100,000	600,000	575,000
Shares Sold	25,000	50,000	575,000	275,000
Shares Repurchased	(50,000)	—	(450,000)	(250,000)
End of Period	125,000	150,000	725,000	600,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Madrona Global Bond ETF		AdvisorShares Madrona International ETF		AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income	$781,661	$763,418	$258,341	$265,073	$92,797	$67,957
Net Realized Gain (Loss)	(288,084)	(166,336)	476,307	2,099,473	634,972	223,038
Net Change in Unrealized Appreciation (Depreciation)	(1,157,891)	1,351,960	(1,747,956)	1,576,909	(189,353)	491,104
Net Increase (Decrease) In Net Assets Resulting From Operations	(664,314)	1,949,042	(1,013,308)	3,941,455	538,416	782,099
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(823,886)	(761,153)	(304,843)	(318,396)	(93,938)	—
Total Distributions	(823,886)	(761,153)	(304,843)	(318,396)	(93,938)	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	5,201,228	1,282,317	14,565,285	6,765,707	12,076,557	22,189,205
Value of Shares Redeemed	—	(630,454)	(13,161,115)	(6,088,375)	(11,298,866)	(16,430,574)
Net Increase (Decrease) From Capital Stock Transactions	5,201,228	651,863	1,404,170	677,332	777,691	5,758,631
Net Increase (Decrease) in Net Assets	3,713,028	1,839,752	86,019	4,300,391	1,222,169	6,540,730
Net Assets:
Beginning of Period	24,382,691	22,542,939	19,278,648	14,978,257	15,749,582	9,208,852
End of Period	$28,095,719	$24,382,691	$19,364,667	$19,278,648	$16,971,751	$15,749,582
Undistributed Net Investment Income (Loss)	$44	$13,352	$162,987	$208,792	$64,848	$67,182
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	925,000	900,000	650,000	625,000	525,000	325,000
Shares Sold	200,000	50,000	500,000	250,000	400,000	750,000
Shares Repurchased	—	(25,000)	(450,000)	(225,000)	(375,000)	(550,000)
End of Period	1,125,000	925,000	700,000	650,000	550,000	525,000

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Morgan Creek Global Tactical ETF(1)		AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income	$41,083	$514,710	$4,866,958	$2,658,998
Net Realized Gain (Loss)	1,596,746	2,606,984	(628,122)	(52,072)
Net Change in Unrealized Appreciation (Depreciation)	(2,482,888)	927,505	(2,187,565)	2,057,227
Net Increase (Decrease) In Net Assets Resulting From Operations	(845,059)	4,049,199	2,051,271	4,664,153
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(354,156)	—	(5,247,098)	(2,905,125)
Net Realized Gains	—	—	—	—
Total Distributions	(354,156)	—	(5,247,098)	(2,905,125)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	1,306,971	69,253,284	72,137,339
Value of Shares Redeemed	(23,158,545)	(18,631,777)	(4,927,422)	(2,447,417)
Net Increase (Decrease) From Capital Stock Transactions	(23,158,545)	(17,324,806)	64,325,862	69,689,922
Net Increase (Decrease) in Net Assets	(24,357,760)	(13,275,607)	61,130,035	71,448,950
Net Assets:
Beginning of Period	36,666,722	49,942,329	154,810,771	83,361,821
End of Period	$12,308,962	$36,666,722	$215,940,806	$154,810,771
Undistributed Net Investment Income (Loss)	$82,968	$354,155	$46,112	$77,533
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	1,400,000	2,100,000	3,100,000	1,700,000
Shares Sold	—	50,000	1,400,000	1,450,000
Shares Repurchased	(900,000)	(750,000)	(100,000)	(50,000)
End of Period	500,000	1,400,000	4,400,000	3,100,000

(1)	Formerly known as, AdvisorShares Cambria Global Tactical ETF.
*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Pacific Asset Enhanced Floating Rate ETF	AdvisorShares Peritus High Yield ETF		AdvisorShares Pring Turner Business Cycle ETF
	For the period February 18, 2015* to June 30, 2015	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income	$329,893	$45,993,689	$46,696,979	$50,976	$48,924
Net Realized Gain (Loss)	(10,073)	(117,866,961)	7,747	(285,833)	128,393
Net Change in Unrealized Appreciation (Depreciation)	(179,877)	(52,730,083)	28,680,594	(478,129)	580,835
Net Increase (Decrease) In Net Assets Resulting From Operations	139,943	(124,603,355)	75,385,320	(712,986)	758,152
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(316,679)	(48,496,620)	(45,294,692)	(53,639)	(59,326)
Net Realized Gains	—	—	(385,440)	—	—
Total Distributions	(316,679)	(48,496,620)	(45,680,132)	(53,639)	(59,326)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	27,488,348	192,942,545	786,562,567	725,852	1,309,926
Value of Shares Redeemed	—	(719,848,257)	—	(640,545)	(2,663,641)
Net Increase (Decrease) From Capital Stock Transactions	27,488,348	(526,905,712)	786,562,567	85,307	(1,353,715)
Net Increase (Decrease) in Net Assets	27,311,612	(700,005,687)	816,267,755	(681,318)	(654,889)
Net Assets:
Beginning of Period	—	1,075,996,590	259,728,835	5,074,236	5,729,125
End of Period	$27,311,612	$375,990,903	$1,075,996,590	$4,392,918	$5,074,236
Undistributed Net Investment Income (Loss)	$18,971	$1,073,647	$1,623,319	$22,133	$18,295
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	—	20,200,000	5,150,000	175,000	225,000
Shares Sold	550,000	4,000,000	15,050,000	25,000	50,000
Shares Repurchased	—	(14,950,000)	—	(25,000)	(100,000)
End of Period	550,000	9,250,000	20,200,000	175,000	175,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares QAM Equity Hedge ETF		AdvisorShares Ranger Equity Bear ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$(34,570)	$(48,172)	$(4,060,161)	$(4,722,034)
Net Realized Gain (Loss)	300,372	338,357	(19,107,511)	(48,679,864)
Net Change in Unrealized Appreciation (Depreciation)	(191,927)	292,416	12,334,124	(3,692,274)
Net Increase (Decrease) In Net Assets Resulting From Operations	73,875	582,601	(10,833,548)	(57,094,172)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	—	—	—	—
Net Realized Gains	(64,929)	(119,153)	—	—
Total Distributions	(64,929)	(119,153)	—	—
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	1,427,899	5,525,090	49,008,377	66,544,424
Value of Shares Redeemed	(2,808,730)	(1,377,532)	(72,068,067)	(65,855,506)
Net Increase (Decrease) From Capital Stock Transactions	(1,380,831)	4,147,558	(23,059,690)	688,918
Net Increase (Decrease) in Net Assets	(1,371,885)	4,611,006	(33,893,238)	(56,405,254)
Net Assets:
Beginning of Period	8,542,527	3,931,521	161,951,962	218,357,216
End of Period	$7,170,642	$8,542,527	$128,058,724	$161,951,962
Undistributed Net Investment Income (Loss)	$(29,206)	$—	$(1,549,999)	$(2,033,900)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	300,000	150,000	13,750,000	13,500,000
Shares Sold	50,000	200,000	4,225,000	4,950,000
Shares Repurchased	(100,000)	(50,000)	(6,200,000)	(4,700,000)
End of Period	250,000	300,000	11,775,000	13,750,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares Sage Core Reserves ETF		AdvisorShares STAR Global Buy-Write ETF		AdvisorShares Sunrise Global Multi-Strategy ETF
	Year ended June 30, 2015	For the period January 14, 2014* to June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	For the period July 8, 2014* to June 30, 2015
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income (Loss)	$43,627	$119,779	$8,814	$(102,119)	$(464)
Net Realized Gain (Loss)	(34,842)	2,015	383,334	339,698	(99,852)
Net Change in Unrealized Appreciation (Depreciation)	(13,902)	(78,606)	34,935	2,240,003	62,557
Net Increase (Decrease) In Net Assets Resulting From Operations	(5,117)	43,188	427,083	2,477,582	(37,759)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(147,384)	(119,991)	—	—	(45,346)
Net Realized Gains	—	—	—	—	—
Total Distributions	(147,384)	(119,991)	—	—	(45,346)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	—	37,495,615	1,315,362	4,947,012	3,736,304
Value of Shares Redeemed	(2,483,570)	—	(2,635,459)	(2,362,662)	(1,859,387)
Net Increase (Decrease) From Capital Stock Transactions	(2,483,570)	37,495,615	(1,320,097)	2,584,350	1,876,917
Net Increase (Decrease) in Net Assets	(2,636,071)	37,418,812	(893,014)	5,061,932	1,793,812
Net Assets:
Beginning of Period	37,418,812	—	27,489,735	22,427,803	—
End of Period	$34,782,741	$37,418,812	$26,596,721	$27,489,735	$1,793,812
Undistributed Net Investment Income (Loss)	$3,072	$8,116	$(3,196)	$(60,353)	$(45,447)
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	375,000	—	1,050,000	950,000	—
Shares Sold	—	375,000	50,000	200,000	150,000
Shares Repurchased	(25,000)	—	(100,000)	(100,000)	(75,000)
End of Period	350,000	375,000	1,000,000	1,050,000	75,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statements of Changes in Net Assets

	AdvisorShares TrimTabs Float Shrink ETF		AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF		AdvisorShares YieldPro ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2015	For the period March 4, 2014* to June 30, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income	$1,381,231	$831,991	$130,883	$48,335	$2,014,399	$675,347
Net Realized Gain (Loss)	22,749,625	10,973,199	353,345	70,960	(3,511,431)	(769,325)
Net Change in Unrealized Appreciation (Depreciation)	(7,341,753)	5,511,917	(262,768)	1,505,268	(1,445,645)	1,250,673
Net Increase (Decrease) In Net Assets Resulting From Operations	16,789,103	17,317,107	221,460	1,624,563	(2,942,677)	1,156,695
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income	(1,045,971)	(300,553)	(94,665)	(54,540)	(2,337,383)	(532,662)
Total Distributions	(1,045,971)	(300,553)	(94,665)	(54,540)	(2,337,383)	(532,662)
CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	709,868,546	402,230,886	3,760,440	5,438,789	5,215,701	72,033,809
Value of Shares Redeemed	(620,154,900)	(307,889,188)	(1,003,980)	(1,694,175)	(37,372,924)	(622,577)
Net Increase (Decrease) From Capital Stock Transactions	89,713,646	94,341,698	2,756,460	3,744,614	(32,157,223)	71,411,232
Net Increase (Decrease) in Net Assets	105,456,778	111,358,252	2,883,255	5,314,637	(37,437,283)	72,035,265
Net Assets:
Beginning of Period	137,015,345	25,657,093	12,660,243	7,345,606	72,035,265	—
End of Period	$242,472,123	$137,015,345	$15,543,498	$12,660,243	$34,597,982	$72,035,265
Undistributed Net Investment Income (Loss)	$887,332	$552,118	$36,011	$—	$3,170	$142,685
Changes in Shares Outstanding
Shares Outstanding, Beginning of Period	2,675,000	625,000	325,000	225,000	2,850,000	—
Shares Sold	13,000,000	8,600,000	100,000	150,000	225,000	2,875,000
Shares Repurchased	(11,425,000)	(6,550,000)	(25,000)	(50,000)	(1,575,000)	(25,000)
End of Period	4,250,000	2,675,000	400,000	325,000	1,500,000	2,850,000

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Statement of Cash Flows

	AdvisorShares Accuvest Global Long Short ETF	AdvisorShares QAM Equity Hedge ETF	AdvisorShares Ranger Equity Bear ETF
	Year ended June 30, 2015	Year ended June 30, 2015	Year ended June 30, 2015
CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and Interest received	$382,234	$91,190	$123,905
Operating expenses paid	(287,941)	(123,435)	(2,510,483)
Net purchases of short-term investments	(1,629,823)	(98,367)	46,446,269
Realized gain (loss) on swap contracts and option contracts	703,697	(10,033)	—
Purchases of long-term investments	(72,886,453)	(9,947,590)	—
Proceeds from disposition of long-term investments	84,997,881	11,530,385	—
Increase/Decrease in receivables for securities sold	—	(92,318)	(2,941,386)
Increase/Decrease in payables for securities purchased	—	92,454	(8,761,900)
Net Increase/Decrease in short sales	—	(334,008)	(41,192,443)
Capital gains paid	—	5,314	—
Dividends paid	—	—	(643,731)
Interest paid	(2,100)	(11,570)	(1,137,606)
Net Cash Flows Provided (Used) By Operating Activities	11,277,495	1,102,022	(10,617,375)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Net proceeds from shares issued	12,476,577	1,427,899	49,008,377
Value of shares redeemed	(23,467,035)	(2,808,730)	(72,068,067)
Cash dividends paid to shareholders	—	(64,929)	—
Deposits with brokers for swap contracts and short sales	(251,597)	350,254	33,677,065
Net Cash Flows Provided (Used) By Financing Activities	(11,242,055)	(1,095,506)	10,617,375
NET INCREASE/DECREASE IN CASH	35,440	6,516	–
Cash, Beginning of year	11,952	2,864	76,109,147
Cash, End of year	$47,392	$9,380	$76,109,147
RECONCILIATION OF INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase/Decrease in Net Assets resulting from Operations	$(1,013,163)	$73,875	$(10,833,548)
Increase/Decrease in investments, at value	12,286,472	1,037,256	12,027,213
Increase/Decrease in payable for securities purchased	—	92,454	(8,761,900)
Increase/Decrease in receivable for securities sold	—	(92,318)	(2,941,386)
Increase/Decrease in dividends and interest receivable	128,330	1,141	329
Increase/Decrease in unrealized appreciation (depreciation) on swaps	(103,629)	—	—
Increase/Decrease in due from/to investment advisor	(16,815)	(5,618)	(45,447)
Increase/Decrease in prepaid expense	873	78	263
Increase/Decrease in interest payable	(2,100)	—	(25,393)
Increase/Decrease in dividends payable	—	—	(34,833)
Increase/Decrease in accrued expenses	(2,473)	(4,846)	(2,673)
Total Adjustments	12,290,658	1,028,147	216,173
Net Cash Flows Provided (Used) By Operating Activities	$11,277,495	$1,102,022	$(10,617,375)

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Accuvest Global Long Short ETF
	Year ended June 30, 2015	Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2012		For the period July 9, 2010* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$20.72	$21.83		$21.20		$20.86		$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.02)	(0.08)		(0.34)		(0.68)		(0.67)
Net Realized and Unrealized Gain (Loss)	(0.85)	(1.03)		0.97		1.33		(3.47)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.87)	(1.11)		0.63		0.65		(4.14)
Distributions from Net Investment Income	—	—		—		(0.31)		—
Distributions from Realized Capital Gains	—	—		—		—		—
Total Distributions	—	—		—		(0.31)		—
Net Asset Value, End of Period	$19.85	$20.72		$21.83		$21.20		$20.86
Market Value, End of Period	$19.85	$20.72		$21.98		$21.22		$20.86
Total Return
Total Investment Return Based on Net Asset Value(5)	(4.20)%	(5.08)%		2.97%		3.15%		(16.56)%
Total Investment Return Based on Market(5)	(4.20)%	(5.73)%		3.58%		3.24%		(16.56)%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$13,892	$25,896		$42,573		$18,022		$9,385
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.50%	1.73	%(8)	3.96	%(8)	5.77	%(8)	3.10	%(8)
Expenses, prior to expense waivers and reimbursements(6)	2.14%	1.89	%(8)	4.25	%(8)	8.15	%(8)	3.33	%(8)
Net Investment Income (Loss)(6)	(0.09)%	(0.39)%		(1.57)%		(3.20)%		(2.82)%
Portfolio Turnover Rate(7)	379%	226%		270%		365%		751%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Athena High Dividend ETF	AdvisorShares EquityPro ETF
	For the period July 29, 2014* to June 30, 2015	Year ended June 30, 2015	Year ended June 30, 2014	For the period July 10, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.00	$32.11	$27.13	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.90	0.39	1.24	0.22
Net Realized and Unrealized Gain (Loss)	(6.03)	(1.04)	4.08	2.06
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(5.13)	(0.65)	5.32	2.28
Distributions from Net Investment Income	(0.79)	(0.28)	(0.34)	(0.13)
Distributions from Realized Capital Gains	—	(0.49)	—	(0.02)
Total Distributions	(0.79)	(0.77)	(0.34)	(0.15)
Net Asset Value, End of Period	$19.08	$30.69	$32.11	$27.13
Market Value, End of Period	$19.08	$30.70	$32.11	$27.12
Total Return
Total Investment Return Based on Net Asset Value(5)	(20.71)%	(2.01)%	19.71%	9.16%
Total Investment Return Based on Market(5)	(20.65)%	(1.89)%	19.76%	9.11%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$15,265	$19,179	$20,070	$1,357
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.99%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(6)	1.71%	1.13%	1.92%	6.95%
Net Investment Income (Loss)(6)	4.60%	1.25%	4.13%	0.88%
Portfolio Turnover Rate(7)	193%	349%	21%	43%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Gartman Gold/Euro ETF (Consolidated)
	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$13.02	$12.80
Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.03)
Net Realized and Unrealized Gain	0.97	0.25
Net Increase in Net Assets Resulting from Investment Operations(4)	0.89	0.22
Distributions from Net Investment Income	(0.14)	—
Distributions from Realized Capital Gains	(0.63)	—
Total Distributions	(0.77)	—
Net Asset Value, End of Period	$13.14	$13.02
Market Value, End of Period	$13.11	$13.07
Total Return
Total Investment Return Based on Net Asset Value(5)	7.33%	1.72%
Total Investment Return Based on Market(5)	6.56%	2.11%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$16,758	$1,302
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.65%	0.65%
Expenses, prior to expense waivers and reimbursements(6)	2.21%	10.72%
Net Investment Income (Loss)(6)	(0.63)%	(0.63)%
Portfolio Turnover Rate(7)	0%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Gartman Gold/Yen ETF (Consolidated)		AdvisorShares Global Echo ETF
	Year ended June 30, 2015	For the period February 11, 2014* to June 30, 2014	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period May 23, 2012* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$12.94	$12.80	$61.44	$54.38	$50.80	$50.00
Investment Operations
Net Investment Income (Loss)(2)	(0.08)	(0.03)	(0.06)	0.22	(0.07)	(0.02)
Net Realized and Unrealized Gain	0.86	0.17	1.92	6.86	3.88	0.82
Net Increase in Net Assets Resulting from Investment Operations(4)	0.78	0.14	1.86	7.08	3.81	0.80
Distributions from Net Investment Income	(0.04)	—	(0.43)	(0.02)	—	—
Distributions from Realized Capital Gains	(0.52)	—	—	—	(0.23)	—
Total Distributions	(0.56)	—	(0.43)	(0.02)	(0.23)	—
Net Asset Value, End of Period	$13.16	$12.94	$62.87	$61.44	$54.38	$50.80
Market Value, End of Period	$13.19	$13.04	$62.28	$61.46	$54.53	$50.99
Total Return
Total Investment Return Based on Net Asset Value(5)	6.06%	1.09%	3.05%	13.03%	7.54%	1.60%
Total Investment Return Based on Market(5)	5.45%	1.88%	2.06%	12.75%	7.43%	1.98%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$23,022	$3,881	$7,859	$9,216	$5,438	$5,080
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.65%	0.65%	1.50%	1.50%	1.50%	1.50%
Expenses, prior to expense waivers and reimbursements(6)	1.99%	4.74%	1.50%	1.50%	1.50%	1.50%
Net Investment Income (Loss)(6)	(0.62)%	(0.63)%	(0.09)%	0.37%	(0.13)%	(0.32)%
Portfolio Turnover Rate(7)	0%	0%	68%	157%	180%	70%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Domestic ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$41.26	$32.34	$25.31	$26.07	$25.00
Investment Operations
Net Investment Income(2)	0.13	0.11	0.15	0.10	0.00 (3)
Net Realized and Unrealized Gain (Loss)	2.30	8.91	7.01	(0.79)	1.07
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	2.43	9.02	7.16	(0.69)	1.07
Distributions from Net Investment Income	(0.14)	(0.10)	(0.13)	(0.07)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.14)	(0.10)	(0.13)	(0.07)	—
Net Asset Value, End of Period	$43.55	$41.26	$32.34	$25.31	$26.07
Market Value, End of Period	$43.55	$41.26	$32.34	$25.28	$26.07
Total Return
Total Investment Return Based on Net Asset Value(5)	5.89%	27.93%	28.37%	(2.65)%	4.28%
Total Investment Return Based on Market(5)	5.89%	27.93%	28.52%	(2.76)%	4.28%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$31,574	$24,755	$18,593	$15,188	$2,607
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(6)	1.37%	1.42%	1.61%	1.46%	10.96%
Net Investment Income(6)	0.30%	0.31%	0.51%	0.40%	0.23%
Portfolio Turnover Rate(7)	15%	14%	33%	40%	0%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Madrona Global Bond ETF						AdvisorShares Madrona International ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013		Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 21, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.36	$25.05	$25.69		$25.01	$25.00	$29.66	$23.97	$21.06	$26.17	$25.00
Investment Operations
Net Investment Income(2)	0.74	0.86	0.72		0.71	0.01	0.39	0.41	0.39	0.32	0.01
Net Realized and Unrealized Gain (Loss)	(1.39)	1.30	(0.66)		0.67	—	(1.92)	5.77	2.82	(5.33)	1.16
Distributions of Net Realized Gains by other investment companies	0.04	—	0.01		—	—	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.61)	2.16	0.07		1.38	0.01	(1.53)	6.18	3.21	(5.01)	1.17
Distributions from Net Investment Income	(0.78)	(0.85)	(0.71)		(0.70)	—	(0.47)	(0.49)	(0.30)	(0.08)	—
Distributions from Realized Capital Gains	—	—	(0.00	)(3)	—	—	—	—	—	(0.02)	—
Total Distributions	(0.78)	(0.85)	(0.71)		(0.70)	—	(0.47)	(0.49)	(0.30)	(0.10)	—
Net Asset Value, End of Period	$24.97	$26.36	$25.05		$25.69	$25.01	$27.66	$29.66	$23.97	$21.06	$26.17
Market Value, End of Period	$24.96	$26.42	$24.96		$25.68	$25.02	$27.65	$29.58	$23.95	$21.11	$26.18
Total Return
Total Investment Return Based on Net Asset Value(5)	(2.37)%	8.80%	0.20%		5.59%	0.04%	(5.06)%	25.91%	15.24%	(19.11)%	4.68%
Total Investment Return Based on Market(5)	(2.63)%	9.44%	(0.13)%		5.49%	0.08%	(4.82)%	25.64%	14.86%	(18.95)%	4.72%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$28,096	$24,383	$22,543		$21,195	$2,501	$19,365	$19,279	$14,978	$14,219	$2,617
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	0.95%	0.95%	0.95%		0.95%	0.95%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, prior to expense waivers and reimbursements(6)	0.99%	1.07%	1.02%		0.99%	11.08%	1.69%	1.55%	1.65%	1.54%	10.99%
Net Investment Income(6)	2.88%	3.36%	2.73%		2.81%	1.68%	1.41%	1.48%	1.65%	1.48%	1.14%
Portfolio Turnover Rate(7)	34%	20%	28%		12%	0%	85%	182%	93%	110%	19%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Meidell Tactical Advantage ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period June 23, 2011* to June 30, 2011
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$30.00	$28.33	$25.12	$25.06	$25.00
Investment Operations
Net Investment Income(2)	0.17	0.14	0.14	0.00 (3)	0.01
Net Realized and Unrealized Gain (Loss)	0.87	1.53	3.30	0.08	0.05
Distributions of Net Realized Gains by other investment companies	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	1.04	1.67	3.44	0.08	0.06
Distributions from Net Investment Income	(0.18)	—	(0.23)	(0.02)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(0.18)	—	(0.23)	(0.02)	—
Net Asset Value, End of Period	$30.86	$30.00	$28.33	$25.12	$25.06
Market Value, End of Period	$30.87	$30.00	$28.37	$25.48	$25.07
Total Return
Total Investment Return Based on Net Asset Value(5)	3.47%	5.89%	13.81%	0.31%	0.24%
Total Investment Return Based on Market(5)	3.52%	5.75%	12.33%	1.71%	0.28%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$16,972	$15,750	$9,209	$5,652	$2,506
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.35%	1.35%	1.35%	1.35%	1.35%
Expenses, prior to expense waivers and reimbursements(6)	1.99%	2.12%	2.99%	3.69%	13.70%
Net Investment Income(6)	0.57%	0.49%	0.51%	0.01%	1.00%
Portfolio Turnover Rate(7)	434%	687%	605%	817%	5%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Morgan Creek Global Tactical ETF(1)					AdvisorShares Newfleet Multi-Sector Income ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period October 26, 2010* to June 30, 2011	Year ended June 30, 2015	Year ended June 30, 2014	For the period March 19, 2013* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.19	$23.78	$23.69	$25.92	$25.10	$49.94	$49.04	$50.00
Investment Operations
Net Investment Income(2)	0.06	0.30	0.38	0.21	0.25	1.28	1.26	0.28
Net Realized and Unrealized Gain (Loss)	(1.06)	2.11	0.27	(2.24)	0.79	(0.77)	0.99	(0.99)
Distributions of Net Realized Gains by other investment companies	0.07	—	0.00 (3)	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.93)	2.41	0.65	(2.03)	1.04	0.51	2.25	(0.71)
Distributions from Net Investment Income	(0.64)	—	(0.56)	—	(0.22)	(1.37)	(1.35)	(0.25)
Distributions from Realized Capital Gains	—	—	—	(0.20)	—	—	—	—
Total Distributions	(0.64)	—	(0.56)	(0.20)	(0.22)	(1.37)	(1.35)	(0.25)
Net Asset Value, End of Period	$24.62	$26.19	$23.78	$23.69	$25.92	$49.08	$49.94	$49.04
Market Value, End of Period	$24.60	$26.16	$23.79	$23.64	$25.93	$49.04	$49.94	$49.01
Total Return
Total Investment Return Based on Net Asset Value(5)	(3.59)%	10.13%	2.68%	(7.84)%	4.17%	1.04%	4.65%	(1.42)%
Total Investment Return Based on Market(5)	(3.52)%	9.96%	2.92%	(8.07)%	4.20%	0.95%	4.70%	(1.48)%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$12,309	$36,667	$49,942	$78,171	$178,837	$215,941	$154,811	$83,362
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.15%	0.99%	1.02%	0.75%	0.75%	0.75%
Expenses, prior to expense waivers and reimbursements(6)	2.23%	1.24%	1.15%	1.08%	1.04%	0.82%	0.83%	1.13%
Net Investment Income(6)	0.23%	1.19%	1.54%	0.87%	1.45%	2.60%	2.55%	1.98%
Portfolio Turnover Rate(7)	244%	232%	236%	475%	187%	49%	85%	105%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

AdvisorShares Pacific Asset Enhanced Floating Rate ETF
For the period February 18, 2015* to June 30, 2015
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$50.00
Investment Operations
Net Investment Income (Loss)(2)	0.62
Net Realized and Unrealized Gain (Loss)	(0.38)
Distributions of Net Realized Gains by other investment companies	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.24
Distributions from Net Investment Income	(0.58)
Distributions from Realized Capital Gains	—
Total Distributions	(0.58)
Net Asset Value, End of Period	$49.66
Market Value, End of Period	$49.78
Total Return
Total Investment Return Based on Net Asset Value(5)	0.47%
Total Investment Return Based on Market(5)	0.71%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$27,312
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.10%
Expenses, prior to expense waivers and reimbursements(6)	1.41%
Net Investment Income(6)	3.46%
Portfolio Turnover Rate(7)	102%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Peritus High Yield ETF					AdvisorShares Pring Turner Business Cycle ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period December 1, 2010* to June 30, 2011	Year ended June 30, 2015	Year ended June 30, 2014	For the period December 18, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$53.27	$50.43	$48.59	$51.59	$50.00	$29.00	$25.46	$25.00
Investment Operations
Net Investment Income (Loss)(2)	3.59	4.14	4.28	4.20	2.25	0.28	0.24	0.18
Net Realized and Unrealized Gain (Loss)	(12.33)	2.69	1.66	(2.74)	1.30	(3.87)	3.60	0.28
Distributions of Net Realized Gains by other investment companies	—	—	—	0.00 (3)	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(8.74)	6.83	5.94	1.46	3.55	(3.59)	3.84	0.46
Distributions from Net Investment Income	(3.88)	(3.95)	(4.09)	(3.99)	(1.96)	(0.31)	(0.30)	—
Distributions from Realized Capital Gains	—	(0.04)	(0.01)	(0.47)	—	—	—	—
Total Distributions	(3.88)	(3.99)	(4.10)	(4.46)	(1.96)	(0.31)	(0.30)	—
Net Asset Value, End of Period	$40.65	$53.27	$50.43	$48.59	$51.59	$25.10	$29.00	$25.46
Market Value, End of Period	$40.58	$53.27	$49.91	$48.64	$51.87	25.11	$29.04	$25.47
Total Return
Total Investment Return Based on Net Asset Value(5)	(16.82)%	14.04%	12.58%	3.27%	7.16%	(12.42)%	15.19%	1.84%
Total Investment Return Based on Market(5)	(16.88)%	15.20%	11.29%	2.75%	7.73%	(12.50)%	15.30%	1.88%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$375,991	$1,075,997	$259,729	$92,328	$43,851	$4,393	$5,074	$5,729
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.23%	1.18%	1.25%	1.35%	1.34%	1.49%	1.49%	1.49%
Expenses, prior to expense waivers and reimbursements(6)	1.23%	1.18%	1.23%	1.35%	1.57%	3.20%	2.55%	4.70%
Net Investment Income(6)	7.65%	7.95%	8.44%	8.64%	7.47%	1.04%	0.91%	1.35%
Portfolio Turnover Rate(7)	88%	87%	37%	80%	81%	73%	35%	26%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares QAM Equity Hedge ETF
	Year ended June 30, 2015		Year ended June 30, 2014		For the period August 7, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$28.48		$26.21		$25.00
Investment Operations
Net Investment Income (Loss)(2)	(0.13)		(0.20)		(0.12)
Net Realized and Unrealized Gain (Loss)	0.54		2.95		1.51
Distributions of Net Realized Gains by other investment companies	0.01		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.42		2.75		1.39
Distributions from Net Investment Income	—		—		(0.08)
Distributions from Realized Capital Gains	(0.22)		(0.48)		(0.10)
Total Distributions	(0.22)		(0.48)		(0.18)
Net Asset Value, End of Period	$28.68		$28.48		$26.21
Market Value, End of Period	$28.68		$28.45		$26.16
Total Return
Total Investment Return Based on Net Asset Value(5)	1.48%		10.52%		5.57%
Total Investment Return Based on Market(5)	1.60%		10.62%		5.36%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$7,171		$8,543		$3,932
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.65	%(9)	1.70	%(9)	1.56	%(9)
Expenses, prior to expense waivers and reimbursements(6)	2.83	%(9)	2.66	%(9)	4.61	%(9)
Net Investment Income (Loss)(6)	(0.46)%		(0.71)%		(0.50)%
Portfolio Turnover Rate(7)	131%		179%		114%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Ranger Equity Bear ETF										AdvisorShares Sage Core Reserves ETF
	Year ended June 30, 2015		Year ended June 30, 2014		Year ended June 30, 2013		Year ended June 30, 2012		For the period January 27, 2011* to June 30, 2011		Year ended June 30, 2015		For the period January 14, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$11.78		$16.17		$23.33		$22.65		$25.00		$99.78		$100.00
Investment Operations
Net Investment Income (Loss)(2)	(0.31)		(0.38)		(0.60)		(0.72)		(0.30)		0.12		0.36
Net Realized and Unrealized Gain (Loss)	(0.59)		(4.01)		(6.56)		1.40		(2.05)		(0.12)		(0.25)
Distributions of Net Realized Gains by other investment companies	—		—		—		—		—		—		—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.90)		(4.39)		(7.16)		0.68		(2.35)		—		0.11
Distributions from Net Investment Income	—		—		—		—		—		(0.40)		(0.33)
Distributions from Realized Capital Gains	—		—		—		—		—		—		—
Total Distributions	—		—		—		—		—		(0.40)		(0.33)
Net Asset Value, End of Period	$10.88		$11.78		$16.17		$23.33		$22.65		$99.38		$99.78
Market Value, End of Period	$10.88		$11.79		$16.16		$23.34		$22.65		$99.40		$99.80
Total Return
Total Investment Return Based on Net Asset Value(5)	(7.64)%		(27.15)%		(30.69)%		3.00%		(9.40)%		(0.00	)%(3)	0.11%
Total Investment Return Based on Market(5)	(7.72)%		(27.04)%		(30.76)%		3.05%		(9.40)%		(0.00	)%(3)	0.13%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$128,059		$161,952		$218,357		$313,223		$50,389		$34,783		$37,419
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	2.80	%(10)	2.87	%(10)	3.12	%(10)	3.07	%(10)	3.07	%(10)	0.35%		0.35%
Expenses, prior to expense waivers and reimbursements(6)	2.80	%(10)	2.87	%(10)	3.12	%(10)	3.06	%(10)	3.16	%(10)	0.73%		0.73%
Net Investment Income (Loss)(6)	(2.72)%		(2.81)%		(3.11)%		(3.06)%		(3.07)%		0.12%		0.78%
Portfolio Turnover Rate(7)	419%		484%		697%		756%		635%		59%		12%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares STAR Global Buy-Write ETF
	Year ended June 30, 2015	Year ended June 30, 2014	For the period September 17, 2012* to June 30, 2013
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$26.18	$23.61	$25.00
Investment Operations
Net Investment Income (Loss)(2)	0.01	(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.41	2.67	(1.16)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.42	2.57	(1.19)
Distributions from Net Investment Income	—	—	(0.17)
Distributions from Realized Capital Gains	—	—	(0.03)
Total Distributions	—	—	(0.20)
Net Asset Value, End of Period	$26.60	$26.18	$23.61
Market Value, End of Period	$26.61	$26.22	$23.62
Total Return
Total Investment Return Based on Net Asset Value(5)	1.60%	10.89%	(4.80)%
Total Investment Return Based on Market(5)	1.49%	11.01%	(4.76)%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$26,597	$27,490	$22,428
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.85%	1.85%	1.85%
Expenses, prior to expense waivers and reimbursements(6)	1.87%	1.79%	2.35%
Net Investment Income (Loss)(6)	0.03%	(0.42)%	(0.14)%
Portfolio Turnover Rate(7)	45%	166%	40%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares Sunrise Global Multi-Strategy ETF	AdvisorShares TrimTabs Float Shrink ETF
	For the period July 8, 2014* to June 30, 2015	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	For the period October 4, 2011* to June 30, 2012
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$25.00	$51.22	$41.05	$33.16	$26.20
Investment Operations
Net Investment Income (Loss)(2)	(0.01)	0.42	0.43	0.23	0.07
Net Realized and Unrealized Gain (Loss)	(0.62)	5.75	9.89	7.99	6.90
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	(0.63)	6.17	10.32	8.22	6.97
Distributions from Net Investment Income	(0.45)	(0.34)	(0.15)	(0.21)	(0.01)
Distributions from Realized Capital Gains	—	—	—	(0.12)	—
Total Distributions	(0.45)	(0.34)	(0.15)	(0.33)	(0.01)
Net Asset Value, End of Period	$23.92	$57.05	$51.22	$41.05	$33.16
Market Value, End of Period	$23.90	$57.05	$51.25	$41.13	$33.24
Total Return
Total Investment Return Based on Net Asset Value(5)	(2.58)%	12.06%	25.18%	25.01%	26.62%
Total Investment Return Based on Market(5)	(2.61)%	11.99%	25.00%	24.96%	26.93%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$1,794	$242,472	$137,015	$25,657	$8,291
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.75%	0.99%	0.99%	0.99%	0.99%
Expenses, prior to expense waivers and reimbursements(6)	6.20%	1.11%	1.16%	1.90%	2.34%
Net Investment Income (Loss)(6)	(0.02)%	0.76%	0.90%	0.62%	0.31%
Portfolio Turnover Rate(7)	203%	52%	7%	57%	201%

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Financial Highlights

	AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF					AdvisorShares YieldPro ETF
	Year ended June 30, 2015	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012	For the period July 21, 2010* to June 30, 2011	Year ended June 30, 2015	For the period March 4, 2014* to June 30, 2014
Selected Data for a Share of Capital Stock Outstanding
Net Asset Value, Beginning of Period	$38.95	$32.65	$28.72	$31.46	$25.00	$25.28	$25.00
Investment Operations
Net Investment Income(2)	0.34	0.18	0.11	0.07	0.15	0.85	0.29
Net Realized and Unrealized Gain (Loss)	(0.20)	6.29	3.99	(2.58)	6.40	(2.07)	0.20
Distributions of Net Realized Gains by other investment companies	—	—	0.00 (3)	—	—	0.00 (3)	—
Net Increase (Decrease) in Net Assets Resulting from Investment Operations(4)	0.14	6.47	4.10	(2.51)	6.55	(1.22)	0.49
Distributions from Net Investment Income	(0.23)	(0.17)	(0.17)	(0.11)	(0.09)	(0.99)	(0.21)
Distributions from Realized Capital Gains	—	—	—	(0.12)	—	—	—
Total Distributions	(0.23)	(0.17)	(0.17)	(0.23)	(0.09)	(0.99)	(0.21)
Net Asset Value, End of Period	$38.86	$38.95	$32.65	$28.72	$31.46	$23.07	$25.28
Market Value, End of Period	$38.77	$38.93	$32.63	$28.70	$31.58	$23.03	$25.31
Total Return
Total Investment Return Based on Net Asset Value(5)	0.36%	19.85%	14.30%	(7.94)%	26.21%	(4.92)%	1.95%
Total Investment Return Based on Market(5)	0.19%	19.85%	14.29%	(8.36)%	26.69%	(5.20)%	2.07%
Ratios/Supplemental Data
Net Assets, End of Period (000’s omitted)	$15,543	$12,660	$7,346	$6,462	$8,651	$34,598	$72,035
Ratio to Average Net Assets of:
Expenses, net of expense waivers and reimbursements(6)	1.25%	1.25%	1.25%	1.25%	1.25%	1.05%	1.07%
Expenses, prior to expense waivers and reimbursements(6)	1.63%	1.67%	2.52%	4.17%	3.04%	1.05%	1.07%
Net Investment Income(6)	0.88%	0.50%	0.36%	0.24%	0.52%	3.49%	3.64%
Portfolio Turnover Rate(7)	27%	24%	38%	16%	34%	128%	8%

*	Commencement of operations.
(1)	Formerly known as, AdvisorShares Cambria Global Tactical ETF.
(2)	Based on average shares outstanding.
(3)	Amount represents less than $0.005 or 0.005%.
(4)	The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
(5)	Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Periods less than one year are not annualized. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, and sale at the market value on the last day of the period.
(6)	Ratios of periods of less than one year have been annualized.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s capital shares.
(8)	The expense ratio includes interest and dividend expenses on short sales of 0.23%, 2.46%, 4.27%, and 1.60% for the periods ended June 30, 2014, June 30, 2013, June 30, 2012, and June 30, 2011, respectively.
(9)	The expense ratio includes interest and dividend expenses on short sales of 0.15%, 0.20%, and 0.06% for the periods ended June 30, 2015, June 30, 2014, and June 30, 2013, respectively.
(10)	The expense ratio includes interest and dividend expenses on short sales of 1.15%, 1.22%, 1.51%, 1.38%, and 1.28% for the periods ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012, and June 30, 2011, respectively.

See accompanying Notes to Financial Statements.

ADVISORSHARES TRUST
Notes to Financial Statements

June 30, 2015

1. Organization

AdvisorShares Trust (the “Trust”) was organized as a Delaware statutory trust on July 30, 2007 and has authorized capital of unlimited shares. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust is comprised of 23 active funds (the “Funds” or “ETFs” and individually, the “Fund” or “ETF”):

Fund	Ticker	Commencement of Operations
AdvisorShares Accuvest Global Long Short ETF	AGLS	July 9, 2010
AdvisorShares Athena High Dividend ETF	DIVI	July 29, 2014
AdvisorShares EquityPro ETF	EPRO	July 10, 2012
AdvisorShares Gartman Gold/Euro ETF	GEUR	February 11, 2014
AdvisorShares Gartman Gold/Yen ETF	GYEN	February 11, 2014
AdvisorShares Global Echo ETF	GIVE	May 23, 2012
AdvisorShares Madrona Domestic ETF	FWDD	June 21, 2011
AdvisorShares Madrona Global Bond ETF	FWDB	June 21, 2011
AdvisorShares Madrona International ETF	FWDI	June 21, 2011
AdvisorShares Meidell Tactical Advantage ETF	MATH	June 23, 2011
AdvisorShares Morgan Creek Global Tactical ETF*	GTAA	October 26, 2010
AdvisorShares Newfleet Multi-Sector Income ETF	MINC	March 19, 2013
AdvisorShares Pacific Asset Enhanced Floating Rate ETF	FLRT	February 18, 2015
AdvisorShares Peritus High Yield ETF	HYLD	December 1, 2010
AdvisorShares Pring Turner Business Cycle ETF	DBIZ	December 18, 2012
AdvisorShares QAM Equity Hedge ETF	QEH	August 7, 2012
AdvisorShares Ranger Equity Bear ETF	HDGE	January 27, 2011
AdvisorShares Sage Core Reserves ETF	HOLD	January 14, 2014
AdvisorShares STAR Global Buy-Write ETF	VEGA	September 17, 2012
AdvisorShares Sunrise Global Multi-Strategy ETF	MULT	July 8, 2014
AdvisorShares TrimTabs Float Shrink ETF	TTFS	October 4, 2011
AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF	AADR	July 21, 2010
AdvisorShares YieldPro ETF	YPRO	March 4, 2014

*	Effective July 28, 2014, AdvisorShares Cambria Global Tactical ETF changed its name to AdvisorShares Morgan Creek Global Tactical ETF.

AdvisorShares Accuvest Global Long Short ETF (“Accuvest Global Long Short ETF”) seeks average annual returns in excess of the total return of the MSCI World Index by investing in both long and short positions in Underlying ETFs that offer diversified exposure to global regions. The Fund may also use derivatives tied to the broad market indices when establishing net long and net short exposure on top of the core long/short portfolio.

AdvisorShares Athena High Dividend ETF (“Athena High Dividend ETF”) seeks long-term capital appreciation. The Portfolio Manager uses a behavioral finance approach to identifying securities for DIVI’s portfolio. Stocks are screened and selected using the Portfolio Manager’s patented research.

AdvisorShares EquityPro ETF (“EquityPro ETF”) is a broadly diversified global equity ETF which seeks long-term capital growth. EPRO utilizes a “top-down” thematic approach while employing a proprietary security selection process and from time to time will employ risk management techniques

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

1. Organization - (continued)

to lower portfolio volatility and risk. The Portfolio Manager seeks to achieve this objective by investing primarily in other ETFs, individual stocks, and American Depositary Receipts (ADRs) that provide investment exposure to global equity markets and that meet certain selection criteria established by the Portfolio Manager.

AdvisorShares Gartman Gold/Euro ETF (“Gartman Gold/Euro ETF”) seeks to provide positive returns by utilizing the European Union’s Euro to invest its assets in the gold market. GEUR offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. Euros are obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Gartman Gold/Yen ETF (“Gartman Gold/Yen ETF”) seeks to provide positive returns by utilizing the Japanese yen to invest its assets in the gold market. GYEN offers investors an alternative method to invest in gold by financing gold purchases in liquid currencies other than the U.S. dollar. The Japanese yen is obtained through the sale of either exchange-traded currency futures or “over-the-counter” foreign exchange forward contracts.

AdvisorShares Global Echo ETF (“Global Echo ETF”) seeks long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index, over a full market cycle. The Fund is a multi-manager, multi-strategy, broadly diversified, and actively managed ETF with a focus on sustainable investing.

AdvisorShares Madrona Domestic ETF (“Madrona Domestic ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its benchmark, the S&P 500 Index by selecting a portfolio of up to 500 of the largest U.S. traded equity securities using a weighted allocation system based on consensus analyst estimates of the present value of future expected earnings relative to the share price of each security.

AdvisorShares Madrona Global Bond ETF (“Madrona Global Bond ETF”) seeks investment results that exceed the price and yield performance of its benchmark, the Barclays Capital Aggregate Bond Index. The Portfolio Manager seeks to achieve this objective by selecting a diversified portfolio of fixed income exchange-traded products (ETPs), including but not limited to, exchange-traded notes (ETNs), exchange-traded currency trusts and exchange-traded commodity pools. FWDB invests in at least 12 distinct global bond classes that cover the entire global investable bond universe. The Portfolio Manager constructs FWDB’s portfolio using a weighted allocation system based on historic yield curve analysis and a mean reversion strategy.

AdvisorShares Madrona International ETF (“Madrona International ETF”) seeks to provide long-term capital appreciation above the capital appreciation of its international benchmarks, such as the MSCI EAFE Index, the Fund’s primary benchmark, and the BNY Mellon Classic ADR Index, the Fund’s secondary benchmark. The Fund seeks to achieve this objective by selecting a portfolio primarily composed of at least 250 of the largest American Depositary Receipts (ADRs) from among the largest issuers of Europe, Australasia and the Far East (EAFE) and Canada. Its portfolio may also include ADRs that provide exposure to certain markets deemed to be emerging markets.

AdvisorShares Meidell Tactical Advantage ETF (“Meidell Tactical Advantage ETF”) seeks to provide long-term capital appreciation and capital preservation. The Fund is considered a “fund-of-funds” that seeks to achieve this investment objective by managing a tactical strategy that has the ability to dynamically rebalance the Fund’s portfolio from as much as 100% equity assets to 100% fixed income assets or cash and cash equivalents depending on market trends. The Fund employs a long tactical strategy that seeks to minimize portfolio losses by rotating out of higher volatility assets and lower volatility assets depending on the Fund’s current view of risks in different asset classes.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

1. Organization - (continued)

AdvisorShares Morgan Creek Global Tactical ETF (“Morgan Creek Global Tactical ETF”) seeks to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Portfolio Manager seeks to achieve GTAA’s objective by utilizing a combination a qualitative and quantitative approaches with established risk management controls to actively manage the portfolio in an attempt to control the downside losses and protect capital.

AdvisorShares Newfleet Multi-Sector Income ETF (“Newfleet Multi-Sector Income ETF”) seeks to provide current income consistent with preservation of capital, while limiting fluctuations in net asset value (“NAV”) due to changes in interest rates. In seeking to achieve the Fund’s investment objective, the Sub-Advisor applies a time-tested approach and extensive credit research to capitalize on opportunities across undervalued areas of the bond markets. The Fund principally invests in investment-grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization or, if unrated, those securities that the Sub-Advisor determines to be of comparable quality.

AdvisorShares Pacific Asset Enhanced Floating Rate ETF (“Pacific Asset Enhanced Floating Rate ETF”) seeks to provide a high level of current income. The fund seeks to achieve its investment objective by selecting a focused portfolio comprised primarily of income producing floating rate loans and floating rate debt securities. Under normal circumstances, it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other floating rate debt securities and in derivatives or other instruments that have economic characteristics similar to such securities (such as swap agreements, including, but not limited to, total return swaps, credit default swaps, and interest rate swaps).

AdvisorShares Peritus High Yield ETF (“Peritus High Yield ETF”) seeks high current income by investing in a focused portfolio of high yield debt securities commonly referred to as “junk bonds”. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities.

AdvisorShares Pring Turner Business Cycle ETF (“Pring Turner Business Cycle ETF”) seeks long-term growth from capital appreciation and income. The cornerstone of the Portfolio Manager’s investment philosophy rests on the core belief of building wealth consistently while minimizing portfolio risk. DBIZ is a multi-asset class fund that dynamically allocates among stock, bond, inflation-sensitive securities, and cash. The Portfolio Manager has developed a pro-active asset allocation and sector rotation process designed around the stage changes in the business cycle. DBIZ’s disciplined decision-making employs multiple layers of input including business cycle, fundamental, and technical analysis. This adaptive approach combines continuous asset allocation changes, diversification with careful sector selections, and income emphasis.

AdvisorShares QAM Equity Hedge ETF (“QAM Equity Hedge ETF”) seeks investment results that exceed the risk adjusted performance of approximately 50% of the long/short equity hedge fund universe as defined by the HFRI Equity Hedge Total Index constituents. The Portfolio Manager seeks to achieve this objective by employing an actively managed long/short equity strategy that attempts to gain global net equity exposures that approximate those of the universe of managers in the HFRI Equity Hedge Total Index. Additionally, the Portfolio Manager utilizes advanced algorithms including Markov Processes International’s (MPI) proprietary and patented style analysis technique and associated algorithms, DSA (Dynamic Style Analysis), patented hedge fund analysis software, combined with the Portfolio Manager’s qualitative knowledge of the hedge fund investor community to develop investment strategies.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

1. Organization - (continued)

AdvisorShares Ranger Equity Bear ETF (“Ranger Equity Bear ETF”) seeks capital appreciation through short sales of domestically traded equity securities. The portfolio management team implements a bottom-up, fundamental, research driven security selection process. In selecting short positions, the Fund seeks to identify securities with low earnings quality or aggressive accounting which may be intended on the part of company management to mask operational deterioration and bolster the reported earnings per share over a short time period. In addition, the portfolio management team seeks to identify earnings driven events that may act as a catalyst to the price decline of a security, such as downwards earnings revisions or reduced forward guidance.

AdvisorShares Sage Core Reserves ETF (“Sage Core Reserves ETF”) seeks to preserve capital while maximizing income. The Sub-Advisor seeks to achieve the fund’s investment objective by investing in a variety of fixed income securities, including bonds, forwards and instruments issued by U.S. and foreign issuers. It will invest in U.S. dollar-denominated investment grade debt securities, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Sub-Advisor to be of comparable quality.

AdvisorShares STAR Global Buy-Write ETF (“STAR Global Buy-Write ETF”) seeks consistent repeatable returns across all market cycles. The Portfolio Manager seeks to achieve this investment objective by using a proprietary strategy known as Volatility Enhanced Global Appreciation (VEGA). VEGA employs a “Buy-Write” or “Covered Call” overlay for their global allocation strategy using ETPs. The strategy simultaneously writes (sells) a call option against each position in order to seek cumulative price appreciation from the portfolio’s global exposure, while generating a consistent income stream from the sale of covered call and/or cash-secured put options. When volatility is low the portfolio manager buys protective put options to manage downside risk.

AdvisorShares Sunrise Global Multi-Strategy ETF (“Sunrise Global Multi-Strategy ETF”) seeks to provide long-term total returns by investing long and short in a variety of asset classes and investment strategies. The Portfolio Manager seeks to achieve MULT’s objective by tactically investing, both long and short, in global equity, bond, currency and commodity markets as opportunities arise within those markets.

AdvisorShares TrimTabs Float Shrink ETF (“TrimTabs Float Shrink ETF”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index, with less volatility than the Russell 3000® Index. The Fund is an actively managed exchange-traded fund that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Russell 3000® Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance.

AdvisorShares WCM/BNY Mellon Focused Growth ADR ETF (“WCM/BNY Mellon Focused Growth ADR ETF”) seeks long-term capital appreciation by investing primarily in other Underlying ETFs, American Depository Receipts (ADRs) included in the BNY Mellon Classic ADR Index, the Fund’s primary index, and swap contracts.

AdvisorShares YieldPro ETF (“YieldPro ETF”) seeks to provide current income and capital appreciation. The fund is considered a “fund of funds” that seeks to achieve its investment objective by primarily investing in both long and short positions in other affiliated and unaffiliated exchange traded funds (“ETFs”) that offer diversified exposure to fixed income and other income producing securities. It may also invest in equity, inverse or other types of ETFs to supplement its fixed income ETF positions. The fund intends to invest the majority of its assets in investments that provide a competitive yield on a risk-adjusted basis.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

2. Consolidation of Subsidiaries

The Consolidated Schedules of Investments; Consolidated Statements of Assets and Liabilities, of Operations and of Changes in Net Assets; and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

Funds	Wholly Owned Subsidiary
Gartman Gold/Euro ETF	AdvisorShares Gartman Gold/Euro CFC
Gartman Gold/Yen ETF	AdvisorShares Gartman Gold/Yen CFC

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2015	% of ETF’s Total Net Assets at June 30, 2015
Gartman Gold/Euro ETF	February 11, 2014	$2,502,550	14.9%
Gartman Gold/Yen ETF	February 11, 2014	4,052,733	17.6

3. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation

In computing each Fund’s NAV, the Fund’s securities holdings are valued based on their last readily available market price. Price information on listed securities, including Underlying ETFs, is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Board of Trustees of the Trust.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income and distributions to shareholders are recognized on the ex-dividend date and interest income and expenses are recognized on the accrual basis. Premiums and discounts are amortized over the life of the bond using the effective interest method.

Expenses

Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

3. Summary of Significant Accounting Policies - (continued)

Swap Agreements

Certain funds may invest in equity swaps to obtain exposure to the underlying referenced security, obtain leverage or enjoy the returns from ownership without actually owning equity. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, the Funds may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid. Periodic payments received or paid by the Funds are recorded as realized gains or losses.

Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

At June 30, 2015 the market values of repurchase agreements outstanding are included as cash collateral for securities on loan on the Statements of Assets and Liabilities.

Short Sales

Certain Funds may sell securities it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

3. Summary of Significant Accounting Policies - (continued)

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amounts of income or fees paid by QAM Equity Hedge ETF and Ranger Equity Bear ETF for the year ended June 30, 2015 are $11,570 and $1,112,213, respectively, which are included as Interest on Securities Sold Short, Not Yet Purchased in the Statements of Operations.

Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime brokers and custodian. The Funds are subject to credit risk should the prime brokers be unable to meet its obligations to the Funds.

Futures Contracts

Certain Funds may invest in futures contracts (“futures”), may invest in futures in order to hedge its investments against fluctuations in value caused by changes in prevailing interest rates or market conditions. Such Funds may invest in futures as a primary investment strategy. Investments in futures may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. No monies are paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as ‘marking-to-the-market.’ Once a final determination of variation margin is made, additional cash is required to be paid by or released to a Fund, and a Fund will realize a loss or gain. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying index. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures contract; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

Options

Certain Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

3. Summary of Significant Accounting Policies - (continued)

exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Short-Term Investments

Each Fund may invest in high-quality short-term debt securities and money market instruments on an ongoing basis to maintain liquidity or pending selection of investments in accordance with its policies. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.

Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The repurchase agreement income related to the Program earned by the Funds is disclosed on the Statements of Operations.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

3. Summary of Significant Accounting Policies - (continued)

The value of loaned securities and related collateral outstanding at June 30, 2015 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Liabilities:	Description	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statements of Financial Position	Net Amounts Presented in the Statements of Financial Position	Gross Amounts not offset in the Statements of Assets and Liabilities				Net Amount
Fund					Financial Instruments		Collateral Pledged/ Received
Accuvest Global Long Short ETF	Swaps	$134,658	$—	$134,658	$134,658		$5,615,680		$—
Athena High Dividend ETF	Repurchase Agreements	2,000,530	—	2,000,530	2,000,530	*	2,040,543		—
EquityPro ETF	Repurchase Agreements	2,357,879	—	2,357,879	2,357,879	*	2,405,039		—
Global Echo ETF	Repurchase Agreements	179,836	—	179,836	179,836	*	290,632	(1)	—
Madrona Domestic ETF	Repurchase Agreements	769,212	—	769,212	769,212	*	944,309	(1)	—
Madrona Global Bond ETF	Repurchase Agreements	8,327,697	—	8,327,697	8,327,697	*	8,494,258		—
Madrona International ETF	Repurchase Agreements	2,436,360	—	2,436,360	2,436,360	*	2,485,088		—
Meidell Tactical Advantage ETF	Repurchase Agreements	4,117,585	—	4,117,585	4,117,585	*	4,199,940		—
Morgan Creek Global Tactical ETF	Repurchase Agreements	1,842,084	—	1,842,084	1,842,084	*	1,878,928		—
Newfleet Multi-Sector Income ETF	Repurchase Agreements	753,918	—	753,918	753,918	*	1,427,082	(1)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	(2,712)	—	(2,712)	(2,712)		—		—
Peritus High Yield ETF	Repurchase Agreements	51,883,351	—	51,883,351	51,883,351	*	59,886,589	(1)	—
Pring Turner Business Cycle ETF	Repurchase Agreements	350,292	—	350,292	350,292	*	357,298		—
Sage Core Reserves ETF	Repurchase Agreements	265,875	—	265,875	265,875	*	271,192		—
TrimTabs Float Shrink ETF	Repurchase Agreements	759,509	—	759,509	759,509	*	3,086,234	(1)	—
WCM/BNY Mellon Focused Growth ADR ETF	Repurchase Agreements	2,440,719	—	2,440,719	2,440,719	*	2,489,536		—

*	Collateral for securities on loan included in the Schedules of Investments.
(1)	Includes the value of securities received as collateral which are not shown on the Statements of Assets and Liabilities because the Fund does not have the right to sell or repledge the securities received as collateral.

Dividends and Distributions

Each Fund will generally pay out dividends to shareholders at least annually. Each Fund will distribute its net capital gains, if any, to shareholders annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Distributions are recorded on ex-dividend date.

Indemnifications

In the normal course of business, each Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

4. Investment Advisory Agreement and Other Agreements

Investment Advisory Agreement

Each Fund has entered into an investment advisory agreement with AdvisorShares Investments, LLC (the “Advisor”) pursuant to which the Advisor acts as the Fund’s investment adviser. Pursuant to the agreement, the Advisor has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-advisers. For its services, each Fund pays the Advisor an annual management fee and which is calculated daily and paid monthly based on average daily net assets. From time to time, the Advisor may waive all or a portion of its fee.

The Advisor’s annual management fee for each Fund is as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.35%
Athena High Dividend ETF	0.80%
EquityPro ETF	0.80%
Gartman Gold/Euro ETF	0.55%
Gartman Gold/Yen ETF	0.55%
Global Echo ETF	1.10%
Madrona Domestic ETF	0.80%
Madrona Global Bond ETF	0.50%
Madrona International ETF	0.80%
Meidell Tactical Advantage ETF	1.20%
Morgan Creek Global Tactical ETF
$0 – $250,000,000	0.90%
$250,000,001 – $1,000,000,000	0.80%
$1,000,000,001 – $5,000,000,000	0.70%
$5,000,000,001 +	0.60%
Newfleet Multi-Sector Income ETF	0.65%
Pacific Asset Enhanced Floating Rate ETF	0.95%
Peritus High Yield ETF	1.10%
Pring Turner Business Cycle ETF	1.00%
QAM Equity Hedge ETF	1.00%
Ranger Equity Bear ETF	1.50%
Sage Core Reserves ETF	0.30%
STAR Global Buy-Write ETF	1.35%
Sunrise Global Multi-Strategy ETF	1.50%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	0.75%
YieldPro ETF	0.80%

For the Global Echo Fund, as part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Fund, including transfer agency, custody, fund administration, legal, audit and other services, except management fees, interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, short dividend expenses, expenses of Independent Trustees (including any Trustees’ counsel fees), and extraordinary expenses.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

4. Investment Advisory Agreement and Other Agreements - (continued)

Sub-Advisory Agreements

Each Fund’s investment sub-advisor provides investment advice and management services to the Fund. AdvisorShares supervises the day-to-day investment and reinvestment of the assets in the Fund and is responsible for monitoring the Fund’s adherence to its investment mandate. Pursuant to an investment sub-advisory agreement between each sub-advisor and the Advisor, the sub-advisor receives an annual fee.

From time to time, each sub-advisor may waive all or a portion of its fee.

Expense Limitation Agreement

The Advisor has contractually agreed to reduce their fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding a specified amount for each Fund’s average daily net assets (with the exception of Global Echo ETF). The expense limitation agreement will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund. The investment advisory agreement may only be terminated with the approval of the Fund’s Board. The expense caps in effect for each Fund during the year ended June 30, 2015 were as follows:

Fund:	Rate:
Accuvest Global Long Short ETF	1.50%
Athena High Dividend ETF	0.99%
EquityPro ETF	1.25%
Gartman Gold/Euro ETF	0.65%
Gartman Gold/Yen ETF	0.65%
Global Echo ETF	—
Madrona Domestic ETF	1.25%
Madrona Global Bond ETF	0.95%
Madrona International ETF	1.25%
Meidell Tactical Advantage ETF	1.35%
Morgan Creek Global Tactical ETF	1.25%
Newfleet Multi-Sector Income ETF	0.75%
Pacific Asset Enhanced Floating Rate ETF	1.10%
Peritus High Yield ETF	1.35%
Pring Turner Business Cycle ETF	1.49%
QAM Equity Hedge ETF	1.50%
Ranger Equity Bear ETF	1.85%
Sage Core Reserves ETF	0.35%
STAR Global Buy-Write ETF	1.85%
Sunrise Global Multi-Strategy ETF	1.75%
TrimTabs Float Shrink ETF	0.99%
WCM/BNY Mellon Focused Growth ADR ETF	1.25%
YieldPro ETF	1.25%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

4. Investment Advisory Agreement and Other Agreements - (continued)

For the year ended June 30, 2015, the Advisor waived fees and reimbursed expenses for each Fund as follows. Each Fund may recoup such waivers until the date indicated.

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Accuvest Global Long Short ETF	$83,973	$81,563	6/30/2016
	63,291	63,291	6/30/2017
	115,138	115,138	6/30/2018
Total Accuvest Global Long Short ETF	262,402	259,992
Athena High Dividend ETF	83,036	79,776	6/30/2018
Total Athena High Dividend ETF	83,036	79,776
EquityPro ETF	83,603	52,349	6/30/2016
	67,622	67,622	6/30/2017
	802	802	6/30/2018
Total EquityPro ETF	152,027	120,773
Gartman Gold Euro ETF	49,169	49,169	6/30/2017
	118,897	118,897	6/30/2018
Total Gartman Gold Euro ETF	168,066	168,066
Gartman Gold Yen ETF	48,900	48,900	6/30/2017
	122,306	122,306	6/30/2018
Total Gartman Gold Yen ETF	171,206	171,206
Madrona Domestic ETF	59,617	59,418	6/30/2016
	35,931	35,931	6/30/2017
	35,654	35,654	6/30/2018
Total Madrona Domestic ETF	131,202	131,003
Madrona Global Bond ETF	28,515	16,462	6/30/2016
	27,899	27,899	6/30/2017
	12,090	12,090	6/30/2018
Total Madrona Global Bond ETF	68,504	56,451
Madrona International ETF	60,597	60,597	6/30/2016
	54,221	54,221	6/30/2017
	79,853	79,853	6/30/2018
Total Madrona International ETF	194,671	194,671
Meidell Tactical Advantage ETF	119,857	117,592	6/30/2016
	106,095	106,095	6/30/2017
	103,519	103,519	6/30/2018
Total Meidell Tactical Advantage ETF	329,471	327,206
Morgan Creek Global Tactical ETF	15,570	—	6/30/2016
	4,358	—	6/30/2017
	175,707	165,254	6/30/2018
Total Morgan Creek Global Tactical ETF	195,635	165,254

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

4. Investment Advisory Agreement and Other Agreements - (continued)

Fund:	Expenses Reimbursed:	Recoupment Balance:	Recoupment Expiration:
Newfleet Multi-Sector Income ETF	$76,615	$76,615	6/30/2016
	88,416	88,416	6/30/2017
	139,832	139,832	6/30/2018
Total Newfleet Multi-Sector Income ETF	304,863	304,863
Pacific Asset Enhanced Floating Rate ETF	30,047	30,047	6/30/2018
Total Pacific Asset Enhanced Floating Rate ETF	30,047	30,047
Pring Turner Business Cycle ETF	68,085	68,085	6/30/2016
	57,187	57,187	6/30/2017
	83,991	83,991	6/30/2018
Total Pring Turner Business Cycle ETF	209,263	209,263
QAM Equity Hedge ETF	98,205	98,205	6/30/2016
	65,019	65,019	6/30/2017
	88,514	88,514	6/30/2018
Total QAM Equity Hedge ETF	251,738	251,738
Sage Core Reserves ETF	58,758	55,754	6/30/2017
	141,235	141,235	6/30/2018
Total Sage Core Reserves ETF	199,993	196,989
STAR Global Buy-Write ETF	58,584	32,717	6/30/2016
	3,240	3,240	6/30/2017
	13,786	13,786	6/30/2018
Total STAR Global Buy-Write ETF	75,610	49,743
Sunrise Global Multi-Strategy ETF	97,168	92,537	6/30/2018
Total Sunrise Global Multi-Strategy ETF	97,168	92,537
TrimTabs Float Shrink ETF	113,494	113,494	6/30/2016
	159,385	159,385	6/30/2017
	211,220	211,220	6/30/2018
Total TrimTabs Float Shrink ETF	484,099	484,099
WCM/BNY Mellon Focused Growth ADR ETF	93,571	89,500	6/30/2016
	40,767	40,767	6/30/2017
	55,807	55,807	6/30/2018
Total WCM/BNY Mellon Focused Growth ADR ETF	190,145	186,074

As part of its agreement with the Trust, the Advisor has contractually agreed to pay all operating expenses of the Global Echo ETF. There are no expenses reimbursed or recouped for that Fund.

Administrator, Custodian, Fund Accountant and Transfer Agent

The Bank of New York Mellon (“BNYM”) (in each capacity, the “Administrator”, “Custodian”, “Fund Accountant” or “Transfer Agent”), serves as the Fund’s Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a certain Fund Administration and Accounting Agreement, a Custody Agreement or a Transfer Agency and Service Agreement, as the case may be.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

4. Investment Advisory Agreement and Other Agreements - (continued)

Distribution and Service (12b-1) Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor of Creation Units for the Fund pursuant to the distribution agreement. The Distributor does not maintain any secondary market shares. The Funds have adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. No fees are currently paid by each Fund under the Plan, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in each Fund.

5. Creation and Redemption Transactions

The Funds issue and redeem shares on a continuous basis at NAV in groups of 25,000 shares, at minimum, called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Only “Authorized Participants” may purchase or redeem shares directly from each Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. Summary of Fair Value Disclosure

The Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures, defines fair value, establishes an authoritative framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 —	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3 —	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933 as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

6. Summary of Fair Value Disclosure - (continued)

quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s net asset value is computed and that may materially affect the value of the Fund’s investment). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts and acts of terrorism. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Funds’ assets carried at fair value:

Assets	Accuvest Global Long Short ETF	Athena High Dividend ETF	EquityPro ETF	Gartman Gold/Euro ETF	Gartman Gold/Yen ETF	Global Echo ETF
Level 1
Exchange Traded Funds	$10,852,304	$—	$18,714,718	$—	$—	$—
Common Stocks	—	15,154,349	—	—	—	5,263,154
Money Market Funds	2,591,519	80,184	464,567	11,026,789	15,460,955	324,692
Futures†	—	—	—	267,757	—	—
Level 2
Municipal Bonds	—	—	—	—	—	300,000
Asset Backed Securities	—	—	—	—	—	1,170,379
U.S. Government Agency Securities	—	—	—	—	—	797,270
Repurchase Agreements for Securities Loaned	—	2,000,530	2,357,879	—	—	179,836
Swaps Contracts†	147,769	—	—	—	—	—
Liabilities
Level 1
Futures†	—	—	—	(255,134)	(408,175)	—
Level 2
Swaps Contracts†	(13,111)	—	—	—	—	—
Total	$13,578,481	$17,235,063	$21,537,164	$11,039,412	$15,052,780	$8,035,331

Assets	Madrona Domestic ETF	Madrona Global Bond ETF	Madrona International ETF	Meidell Tactical Advantage ETF	Morgan Creek Global Tactical ETF	Newfleet Multi-Sector Income ETF
Level 1
Exchange Traded Funds	$—	$27,812,843	$—	$16,358,834	$8,997,190	$—
Closed End Fund	—	—	—	—	658,862	—
Common Stocks	31,260,189	—	18,818,244	—	—	—
Money Market Funds	345,390	326,686	516,762	614,679	2,672,595	10,181,323
Level 2
Corporate Bonds	—	—	—	—	—	40,700,400
Foreign Bonds	—	—	—	—	—	13,036,071
US Treasury Notes	—	—	—	—	—	4,214,257
U.S. Government Agency Securities	—	—	—	—	—	1,348,585
Asset Backed Securities	—	—	—	—	—	56,980,504
Mortgage Backed Securities	—	—	—	—	—	63,214,617
Term Loans	—	—	—	—	—	26,381,707
Repurchase Agreements for Securities Loaned	769,212	8,327,697	2,436,360	4,117,585	1,842,084	753,918
Total	$32,374,791	$36,467,226	$21,771,366	$21,091,098	$14,170,731	$216,811,382

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

6. Summary of Fair Value Disclosure - (continued)

Assets	Pacific Asset Enhanced Floating Rate ETF	Peritus High Yield ETF	Pring Turner Business Cycle ETF	QAM Equity Hedge ETF	Ranger Equity Bear ETF	Sage Core Reserves ETF
Level 1
Exchange Traded Funds	$—	$—	$1,605,194	$6,579,930	$29,811,000	$—
Common Stocks	—	116,051	2,347,069	—	—	—
Money Market Funds	1,216,054	—	466,381	570,159	12,574,072	3,653,086
Futures†	—	—	—	—	—	2,646
Level 2
Corporate Bonds	3,662,423	253,563,342	—	—	—	15,638,484
Foreign Bonds	—	48,170,150	—	—	—	3,113,561
Municipal Bonds	—	—	—	—	—	765,742
US Treasury Notes	—	—	—	—	—	1,860,727
US Treasury Bills	—	—	—	—	—	100,004
Asset Backed Securities	—	—	—	—	—	5,167,796
Commercial Mortgage Backed Securities	—	—	—	—	—	4,709,931
Term Loans	23,773,772	70,692,776	—	—	—	—
Repurchase Agreements for Securities Loaned	—	51,883,351	350,292	—	—	265,875
Liabilities
Level 1
Exchange Traded Funds	—	—	—	(563,007)	—	—
Liabilities
Level 1						—
Exchange Traded Funds	—	—	—	—	—	—
Common Stocks	—	—	—	—	(125,683,452)	—
Futures†	—	—	—	—	—	(2,426)
Level 2
Swaps Contracts†	(2,712)	—	—	—	—	—
Total	$28,649,537	$424,425,670	$4,768,936	$6,587,082	$(83,298,380)	$35,275,426

Assets	STAR Global Buy-Write ETF	Sunrise Global Multi-Strategy ETF	TrimTabs Float Shrink ETF	WCM/BNY Mellon Focused Growth ADR ETF	YieldPro ETF
Level 1
Exchange Traded Funds	$23,939,303	$1,423,528	$—	$—	$34,165,928
Common Stocks	405,235	—	242,217,774	14,864,528	—
Money Market Funds	1,046,062	115,261	268,307	651,100	492,809
Level 2
U.S. Treasury Notes	1,026,993	—	—	—	—
Repurchase Agreements for Securities Loaned	—	—	759,509	2,440,719	—
Liabilities
Level 1
Written Options†	(13,449)	—	—	—	—
Total	$26,404,144	$1,538,789	$243,245,590	$17,956,347	$34,658,737

†	Derivative instruments, including swap contracts and futures, are valued at the net unrealized gain (loss) on the instrument.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

6. Summary of Fair Value Disclosure - (continued)

There were no transfers between Level 1 and Level 2 fair value measurements that occurred during the year ended June 30, 2015.

The Funds did not hold any Level 3 securities as of June 30, 2015.

7. Valuation of Derivative Instruments

The Funds have adopted authoritative standards of accounting for derivative instruments which establish disclosure requirement for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations. The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective.

At June 30, 2015, the fair values of derivative instruments were as follows:

Statements of Assets and Liabilities:

Fund:	Asset Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Unrealized Appreciation on Swaps Contracts	$147,769	$—	$—	$—
Gartman Gold/Euro ETF	Unrealized Appreciation on Futures Contracts	—	267,757	—	—
Sage Core Reserves ETF	Unrealized Appreciation on Futures Contracts	—	—	—	2,646
		$147,769	$267,757	$—	$2,646

Fund:	Liability Derivatives:	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Unrealized Depreciation on Swaps Contracts	$(13,111)	$—	$—	$—
Gartman Gold/Euro ETF	Unrealized Depreciation on Futures Contracts	—	—	(255,134)	—
Gartman Gold/Yen ETF	Unrealized Depreciation on Futures Contracts	—	(67,239)	(340,936)	—
Pacific Asset Enhanced Floating Rate ETF	Unrealized Depreciation on Swaps Contracts	(2,712)	—	—	—
Sage Core Reserves ETF	Unrealized Depreciation on Futures Contracts	—	—	—	(2,426)
STAR Global Buy-Write ETF	Options Written, at Value	(6,926)	—	—	(6,523)
		$(22,749)	$(67,239)	$(596,070)	$(8,949)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

7. Valuation of Derivative Instruments - (continued)

Transactions in derivative instruments during the year ended June 30, 2015, were as follows:

Statements of Operations:

Fund:	Realized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Swaps	$703,697	$—	$—	$—
Gartman Gold/Euro ETF	Futures	—	378,635	(813,482)	—
Gartman Gold/Yen ETF	Futures	—	940,073	(601,078)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	(10,073)	—	—	—
QAM Equity Hedge ETF	Investments – Options Purchased	(10,391)	—	—	—
QAM Equity Hedge ETF	Options Written	358	—	—	—
Sage Core Reserves ETF	Futures	—	—	—	(50,432)
STAR Global Buy-Write ETF	Investments – Options Purchased	1,127	—	—	—
STAR Global Buy-Write ETF	Options Written	21,458	—	—	—
Sunrise Global Multi Strategy	Futures	(3,109)	(105,470)	(337)	8,757
YieldPro ETF	Investments – Options Purchased	(2,416,236)	—	—	(953,770)
		$(1,713,169)	$1,213,238	$(1,414,897)	$(995,445)

Fund:	Change in Unrealized Gain (Loss):	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk
Accuvest Global Long Short ETF	Swaps	$103,629	$—	$—	$—
Gartman Gold/Euro ETF	Futures	—	271,615	(317,224)	—
Gartman Gold/Yen ETF	Futures	—	(21,807)	(527,206)	—
Pacific Asset Enhanced Floating Rate ETF	Swaps	(2,712)	—	—	—
Sage Core Reserves ETF	Futures	—	—	—	(429)
STAR Global Buy-Write ETF	Investments – Options Purchased	—	—	—	1,338
STAR Global Buy-Write ETF	Options Written	51,302	—	—	(5,079)
YieldPro ETF	Investments – Options Purchased	186,125	—	—	132,059
		$338,344	$249,808	$(844,430)	$127,889

For the year ended June 30, 2015, the volume of the derivatives opened by the Funds were as follows:

	Accuvest Global Long Short ETF	Gartman Global/Euro ETF	Gartman Global/Yen ETF	Pacific Asset Enhanced Floating Rate ETF	QAM Equity Hedge ETF	Sage Core Reserves ETF	STAR Global Buy-Write ETF	Sunrise Global Multi- Strategy	YieldPro ETF
Long Swaps Contracts	—	—	—	3,500,000	—	—	—	—	—
Short Swaps Contracts	5,623,633	—	—	—	—	—	—	—	—
Purchased Options Contracts	—	—	—	—	160	—	49	—	115,970
Written Options Contracts	—	—	—	—	60	—	9,050	—	—
Short Futures Contracts	—	315	474	—	—	45	—	197	—
Long Futures Contracts	—	404	419	—	—	—	—	540	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax

The Funds intend to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2013 – 2015), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At June 30, 2015, the approximate cost of investments, including short positions, and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Other Derivatives Net Unrealized Appreciation/ (Depreciation)
Accuvest Global Long Short ETF	$13,861,988	$103,015	$(521,180)	$(418,165)	$134,658
Athena High Dividend ETF	19,135,951	417,260	(2,318,148)	(1,900,888)	—
EquityPro ETF	22,157,719	12,827	(633,382)	(620,555)	—
Gartman Gold/Euro ETF	11,026,789	—	—	—	—
Gartman Gold/Yen ETF	15,460,955	—	—	—	—
Global Echo ETF	7,569,676	677,422	(211,767)	465,655	—
Madrona Domestic ETF	29,239,494	4,191,287	(1,055,990)	3,135,297	—
Madrona Global Bond ETF	36,778,939	471,747	(783,460)	(311,713)	—
Madrona International ETF	22,148,190	1,064,704	(1,441,528)	(376,824)	—
Meidell Tactical Advantage ETF	20,797,012	419,573	(125,487)	294,086	—
Morgan Creek Global Tactical ETF	14,192,305	596,318	(617,892)	(21,574)	—
Newfleet Multi-Sector Income ETF	218,628,294	846,468	(2,663,380)	(1,816,912)	—
Pacific Asset Enhanced Floating Rate ETF	28,829,414	39,506	(216,671)	(177,165)	(2,712)
Peritus High Yield ETF	449,634,724	3,113,965	(28,323,019)	(25,209,054)	—
Pring Turner Business Cycle ETF	4,694,468	249,102	(174,634)	74,468	—
QAM Equity Hedge ETF	6,920,397	333,187	(73,060)	229,692	30,435
Ranger Equity Bear ETF	42,571,222	6,726,609	(4,788,772)	(186,150)	2,123,987
Sage Core Reserves ETF	35,367,934	12,713	(105,441)	(92,728)	—
STAR Global Buy-Write ETF	24,883,597	1,855,530	(321,534)	1,533,996	55,982
Sunrise Global Multi-Strategy ETF	1,479,358	65,484	(6,053)	59,431	—
TrimTabs Float Shrink ETF	244,739,467	6,089,353	(7,583,230)	(1,493,877)	—
WCM/BNY Mellon Focused Growth ADR ETF	16,025,589	2,466,540	(535,782)	1,930,758	—
YieldPro ETF	34,853,709	1,802	(196,774)	(194,972)	—

*	Cost of investments on a tax basis, includes the adjustments for financial reporting purposes, as of the most recently completed Federal income tax reporting period end.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax - (continued)

At June 30, 2015, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Accumulated Capital Gains/ (Losses)	Timing Differences	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
Accuvest Global Long Short ETF	$—	$(12,583,302)	$(994,173)	$(283,507)	$(13,860,982)
Athena High Dividend ETF	394	(299,791)	(1,025,539)	(1,900,888)	(3,225,824)
EquityPro ETF	1,352,991	121,361	—	(620,555)	853,797
Gartman Gold/Euro ETF	469,946	—	(255,134)	—	214,812
Gartman Gold/Yen ETF	170,869	341,367	(340,936)	—	171,300
Global Echo ETF	57,227	—	—	465,655	522,882
Madrona Domestic ETF	25,582	(990,628)	(689,925)	3,135,297	1,480,326
Madrona Global Bond ETF	44	(359,644)	(141,828)	(311,713)	(813,141)
Madrona International ETF	173,789	(2,120,908)	(1,071,957)	(376,824)	(3,395,900)
Meidell Tactical Advantage ETF	64,848	(658,804)	—	294,086	(299,870)
Morgan Creek Global Tactical ETF	132,899	(19,011,958)	(233,289)	(21,574)	(19,133,922)
Newfleet Multi-Sector Income ETF	46,112	(546,261)	(801,367)	(1,816,912)	(3,118,428)
Pacific Asset Enhanced Floating Rate ETF	18,971	—	(15,830)	(179,877)	(176,736)
Peritus High Yield ETF	1,073,647	(23,048,636)	(97,890,947)	(25,209,054)	(145,074,990)
Pring Turner Business Cycle ETF	22,133	(110,781)	(323,092)	74,468	(337,272)
QAM Equity Hedge ETF	51,095	14,623	(29,206)	260,127	296,639
Ranger Equity Bear ETF	—	(156,506,507)	(14,428,482)	1,937,837	(168,997,152)
Sage Core Reserves ETF	3,072	(25,960)	(113,688)	(92,728)	(229,304)
STAR Global Buy-Write ETF	—	(173,044)	(85,370)	1,589,978	1,331,564
Sunrise Global Multi-Strategy ETF	—	(98,290)	(97,178)	59,431	(136,037)
TrimTabs Float Shrink ETF	887,332	(7,755,380)	(3,925,462)	(1,493,877)	(12,287,387)
WCM/BNY Mellon Focused Growth ADR ETF	36,011	(391,805)	—	1,930,758	1,574,964
YieldPro ETF	3,170	(1,767,067)	(2,599,879)	(194,972)	(4,558,748)

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax - (continued)

At June 30, 2015, the effect of permanent book/tax reclassifications resulted in increases/(decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
Accuvest Global Long Short ETF	$15,622	$(156,029)	$140,407
Athena High Dividend ETF	21,683	(15,795)	(5,888)
EquityPro ETF	(64,028)	(160,628)	224,656
Gartman Gold/Euro ETF	78,774	765,406	(844,180)
Gartman Gold/Yen ETF	88,619	544,352	(632,971)
Global Echo ETF	21,767	(440,682)	418,915
Madrona Domestic ETF	—	(4,608,427)	4,608,427
Madrona Global Bond ETF	28,917	(28,917)	—
Madrona International ETF	697	(1,918,468)	1,917,771
Meidell Tactical Advantage ETF	(1,193)	(440,631)	441,824
Morgan Creek Global Tactical ETF	41,886	(1,333,530)	1,291,644
Newfleet Multi-Sector Income ETF	348,719	(348,719)	—
Pacific Asset Enhanced Floating Rate ETF	5,757	(5,757)	—
Peritus High Yield ETF	1,953,259	(3,495,231)	1,541,972
Pring Turner Business Cycle ETF	6,501	(39,111)	32,610
QAM Equity Hedge ETF	5,364	(195,588)	190,224
Ranger Equity Bear ETF	4,544,062	(173,304)	(4,370,758)
Sage Core Reserves ETF	98,713	(98,713)	—
STAR Global Buy-Write ETF	48,343	(690,474)	642,131
Sunrise Global Multi-Strategy ETF	363	(53,295)	52,932
TrimTabs Float Shrink ETF	(46)	(30,484,934)	30,484,980
WCM/BNY Mellon Focused Growth ADR ETF	(207)	(314,359)	314,566
YieldPro ETF	183,469	(85,998)	(97,471)

For Financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and distribution reclassifications.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax - (continued)

The tax character of distributions paid during the years ended June 30, 2015 and 2014 were:

Fund	2015 Ordinary Income	2015 Long Term Capital Gains	2014 Ordinary Income	2014 Long Term Capital Gains
Athena High Dividend ETF	$529,121	$—	$—	$—
EquityPro ETF	528,866	204,411	154,669	—
Gartman Gold/Euro ETF	78,602	76,110	—	—
Gartman Gold/Yen ETF	143,054	178,043	—	—
Global Echo ETF	43,499	2,578	2,380	—
Madrona Domestic ETF	96,271	—	59,938	—
Madrona Global Bond ETF	823,886	—	761,153	—
Madrona International ETF	304,843	—	318,396	—
Meidell Tactical Advantage ETF	93,938	—	—	—
Morgan Creek Global Tactical ETF	354,156	—	—	—
Newfleet Multi-Sector Income ETF	5,247,098	—	2,905,125	—
Pacific Asset Enhanced Floating Rate ETF	316,679	—	—	—
Peritus High Yield ETF	48,496,620	—	45,680,132	—
Pring Turner Business Cycle ETF	53,639	—	59,326	—
QAM Equity Hedge ETF	28,704	36,225	92,485	26,668
Sage Core Reserves ETF	147,384	—	119,991	—
Sunrise Global Multi-Strategy ETF	45,346	—	—	—
TrimTabs Float Shrink ETF	1,045,971	—	300,553	—
WCM/BNY Mellon Focused Growth ADR ETF	94,665	—	54,540	—
YieldPro ETF	2,337,383	—	532,662	—

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to defer taxable ordinary income losses incurred after December 31 and treat as occurring on the first business day of the following fiscal year. Post-October losses and ordinary income losses deferred to July 1, 2015 are as follows:

Fund	Late Year Ordinary Deferral	Short-Term Post-October Loss	Long-Term Post-October Loss
Accuvest Global Long Short ETF	$—	$994,172	$1
Athena High Dividend ETF	—	1,025,539	—
Madrona Domestic ETF	—	507,970	181,955
Madrona Global Bond ETF	—	—	141,828
Madrona International ETF	—	947,362	124,595
Morgan Creek Global Tactical ETF	49,931	183,358	—
Newfleet Multi-Sector Income ETF	—	579,219	222,148
Pacific Asset Enhanced Floating Rate ETF	—	15,830	—
Peritus High Yield ETF	—	62,885,772	35,005,175
Pring Turner Business Cycle ETF	—	219,147	103,945
QAM Equity Hedge ETF	29,206	—	—
Ranger Equity Bear ETF	1,549,999	12,878,483	—

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax - (continued)

Fund	Late Year Ordinary Deferral	Short-Term Post-October Loss	Long-Term Post-October Loss
Sage Core Reserves ETF	$—	$50,439	$63,249
STAR Global Buy-Write ETF	3,196	—	—
Sunrise Global Multi-Strategy ETF	45,447	—	51,731
TrimTabs Float Shrink ETF	—	3,925,462	—
YieldPro ETF	—	2,566,012	33,867

The following Funds have capital loss carryforwards available to offset future realized gains of:

Fund	Short-Term Post-Effective No Expiration	Long-Term Post-Effective No Expiration	Total
Accuvest Global Long Short ETF	$12,162,244	$421,058	$12,583,302
Athena High Dividend ETF	299,791	—	299,791
Madrona Domestic ETF	797,082	193,546	990,628
Madrona Global Bond ETF	207,121	152,523	359,644
Madrona International ETF	2,120,908	—	2,120,908
Meidell Tactical Advantage ETF	658,804	—	658,804
Morgan Creek Global Tactical ETF	19,011,958	—	19,011,958
Newfleet Multi-Sector Income ETF	457,334	88,927	546,261
Peritus High Yield ETF	18,015,087	5,033,549	23,048,636
Pring Turner Business Cycle ETF	110,781	—	110,781
Ranger Equity Bear ETF	156,506,507	—	156,506,507
Sage Core Reserves ETF	25,960	—	25,960
STAR Global Buy-Write ETF	—	173,044	173,044
Sunrise Global Multi-Strategy ETF	98,290	—	98,290
TrimTabs Float Shrink ETF	7,755,380	—	7,755,380
WCM/BNY Mellon Focused Growth ADR ETF	92,950	298,855	391,805
YieldPro ETF	1,767,067	—	1,767,067

The following Funds utilized capital loss carryforwards to offset taxable capital gains realized during the year ended June 30, 2015:

Fund	Amount
Global Echo ETF	$13,478
Madrona Domestic ETF	486
Morgan Creek Global Tactical ETF	260,244
STAR Global Buy-Write ETF	1,340
WCM/BNY Mellon Focused Growth ADR ETF	58,175

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Act”), The Act permits to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry forwards may have an increased

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

8. Federal Income Tax - (continued)

likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The carry forward capital losses noted above are all post-enactment capital loss carry forwards.

9. Other Affiliated Parties and Transactions

Affiliated holdings are funds which are managed by the Trust or an affiliate of the Trust. Transactions with affiliated companies during the year ended June 30, 2015 are as follows:

Affiliated Fund Name	Value at 06/30/2014	Purchases/ Additions	Sales/ Reductions	Value at 6/30/2015	Dividend Income	Realized Gain (Loss)
Global Echo ETF
Ranger Equity Bear ETF	$11,780	$1,361	$(13,669)	$—	$—	$(461)
Sage Core Reserves ETF	1,098,409	49,940	(1,147,794)	—	—	(2,261)
Madrona Global Bond ETF
Peritus High Yield ETF	3,112,080	405,318	(3,191,587)	—	57,711	(163,677)
Meidell Tactical Advantage ETF
Sage Core Reserves ETF	—	740,093	(739,157)	—	94	(936)
Pring Turner Business Cycle ETF
Peritus High Yield ETF	234,467	32,691	(222,722)	—	7,858	(36,870)
QAM Equity Hedge ETF
Sage Core Reserves ETF	419,202	69,615	(139,283)	347,795	1,556	(333)
Ranger Equity Bear ETF
Sage Core Reserves ETF	29,943,000	—	—	29,811,000	118,989	—
STAR Global Buy-Write ETF
Sage Core Reserves ETF	262,001	12,425	(24,889)	248,425	1,003	(111)
YieldPro ETF
Peritus High Yield ETF	10,049,182	—	(9,444,655)	—	174,117	(490,110)

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

10. Investment Transactions

Purchases and sales of investments for the year ended June 30, 2015 are as follows:

	Purchases			Sales
Fund	Long Term	U.S. Government	In-Kind	Long Term	U.S. Government	In-Kind
Accuvest Global Long Short ETF	$61,959,309	$—	$10,927,144	$64,148,819	$—	20,849,062
Athena High Dividend ETF	22,657,615	—	18,311,868	22,425,724	—	—
EquityPro ETF	85,111,513	—	11,129,191	85,287,428	—	11,422,839
Global Echo ETF	4,515,365	—	934,701	5,255,968	—	1,811,051
Madrona Domestic ETF	21,194,485	—	5,165,187	4,391,580	—	16,674,191
Madrona Global Bond ETF	9,142,245	—	5,140,741	9,092,103	—	—
Madrona International ETF	27,287,484	—	1,374,040	15,393,417	—	12,246,366
Meidell Tactical Advantage ETF	61,159,561	—	12,123,292	61,126,969	—	11,534,828
Morgan Creek Global Tactical ETF	38,433,968	—	—	43,005,946	—	21,223,718
Newfleet Multi-Sector Income ETF	125,718,786	18,982,150	—	67,702,191	21,273,353	—
Pacific Asset Enhanced Floating Rate ETF	54,400,253	—	—	26,765,281	—	—
Peritus High Yield ETF	524,418,498	—	9,778,318	753,025,960	—	278,139,770
Pring Turner Business Cycle ETF	3,362,037	—	622,074	3,211,088	—	504,728
QAM Equity Hedge ETF	10,011,421	—	1,233,709	9,874,405	—	2,615,349
Ranger Equity Bear ETF	770,767,975	—	—	729,575,510	—	—
Sage Core Reserves ETF	12,594,708	—	—	15,385,463	—	—
STAR Global Buy-Write ETF	14,889,119	—	1,173,914	10,468,525	—	2,203,312
Sunrise Global Multi Strategy ETF	3,467,999	—	3,004,527	3,615,520	—	1,495,978
TrimTabs Float Shrink ETF	94,570,185	—	704,482,402	331,842,168	—	376,977,599
WCM/BNY Mellon Focused Growth ADR ETF	3,873,731	—	3,605,547	4,232,128	—	939,935
YieldPro ETF	66,469,065	—	5,044,252	74,249,615	—	31,821,881

Options Written transactions, during the year ended June 30, 2015, were as follows:

QAM Equity Hedge ETF	Contracts	Premiums Paid/Received
Options outstanding at June 30, 2014	—	$—
Options written	60	358
Options terminated in closing purchase transactions	—	—
Options expired	(60)	(358)
Options exercised	—	—
Options outstanding at June 30, 2015	—	—

STAR Global Buy-Write ETF	Contracts	Premiums Paid/Received
Options outstanding at June 30, 2014	1,030	$57,243
Options written	9,050	726,138
Options terminated in closing purchase transactions	(5,841)	(484,805)
Options expired	(2,535)	(155,115)
Options exercised	(1,112)	(74,030)
Options outstanding at June 30, 2015	592	69,431

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

11. Risks Involved with Investing in the Funds

The Funds are subject to the principal risks described below, some or all of these risks may adversely affect the Funds’ NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in each Fund could result in a loss or the performance of each Fund could be inferior to that of other investments.

Fund of Funds Risk

Some of the Funds’ investment performance, because they are fund of funds, depends on the investment performance of the Underlying ETFs in which they invest. An investment in these Funds is subject to the risk associated with the Underlying ETFs that comprise their Underlying Index. The Funds will indirectly pay a proportional share of the asset-based fees, if any, of the Underlying ETFs in which they invest.

Liquidity Risk

In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which the Fund may invest, trading in such instruments may be relatively inactive. Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Fund will continue to be met or will remain unchanged.

Market Risk

Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of ETF shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.

New Fund Risk

Some of the Funds are new funds. As new funds, there can be no assurance that the Funds will grow to or maintain an economically viable size, in which case the Funds may experience greater tracking error to their Underlying Index than it otherwise would be at higher asset levels or it could ultimately liquidate.

12. Subsequent Events

The Funds have adopted authoritative standards of accounting for disclosure of events that occur after the Statements of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of Statement.

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

12. Subsequent Events - (continued)

Since June 30, 2015, the following events occurred:

On July 28, 2015, the Advisor announced it will liquidate Accuvest Global Long Short ETF. The Trust’s Board of Trustees approved the liquidation of the Fund. Accordingly, the Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders of record on August 14, 2015.

The following Funds paid dividends after June 30, 2015:

Fund	Ticker	Ordinary Income Per Share Distributed	Payable Date
Peritus High Yield ETF	HYLD	$0.29998	07/30/2015
Madrona Global Bond ETF	FWDB	$0.06215	07/30/2015
Newfleet Multi-Sector Income ETF	MINC	$0.09423	07/30/2015
Sage Core Reserves ETF	HOLD	$0.03877	07/30/2015
YieldPro ETF	YPRO	$0.01773	07/30/2015
Pacific Asset Enhanced Floating Rate	FLRT	$0.14686	07/30/2015
Athena High Dividend ETF	DIVI	$0.02010	07/30/2015

13. Unaudited Tax Information

Qualified Dividend Income — Certain dividends paid by the Funds may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the period ended June 30, 2015, taxed at a maximum rate of 15% were:

Fund	Percentage
Athena High Dividend ETF	94.21%
EquityPro ETF	56.06%
Gartman Gold/Euro ETF	12.31%
Gartman Gold/Yen ETF	9.14%
Global Echo ETF	29.18%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	17.46%
Madrona International ETF	93.26%
Meidell Tactical Advantage ETF	28.48%
Morgan Creek Global Tactical ETF	100.00%
Peritus High Yield ETF	4.76%
Pring Turner Business Cycle ETF	100.00%
QAM Equity Hedge ETF	35.23%
Sunrise Global Multi-Strategy ETF	69.28%
TrimTabs Float Shrink ETF	100.00%
WCM/BNY Mellon Focused Growth ADR ETF	100.00%
YieldPro ETF	61.46%

ADVISORSHARES TRUST
Notes to Financial Statements (Continued)

June 30, 2015

13. Unaudited Tax Information - (continued)

Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the period ended June 30, 2015 that qualifies for the dividends received deduction were:

Fund	Percentage
Athena High Dividend ETF	78.62%
EquityPro ETF	56.06%
Global Echo ETF	29.18%
Madrona Domestic ETF	100.00%
Madrona Global Bond ETF	9.34%
Meidell Tactical Advantage ETF	28.48%
Morgan Creek Global Tactical ETF	53.99%
Pring Turner Business Cycle ETF	93.99%
QAM Equity Hedge ETF	22.36%
Sunrise Global Multi-Strategy ETF	76.54%
TrimTabs Float Shrink ETF	100.00%
YieldPro ETF	59.80%

Qualified Interest Income — For nonresident alien shareholders, the percentage of ordinary income distributions for the period ended June 30, 2015 that qualifies as qualified interest income were:

Fund	Percentage
Madrona Global Bond ETF	43.90%
Newfleet Multi-Sector Income ETF	100.00%
Pacific Asset Enhanced Floating Rate ETF	100.00%
Peritus High Yield ETF	83.36%
Sage Core Reserves ETF	100.00%
YieldPro ETF	45.00%

The following Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Taxes Paid	Foreign Source Income
EquityPro ETF	$11,059	$180,999
Madrona International ETF	47,368	429,241
Meidell Tactical Advantage ETF	4,909	67,684
Morgan Creek Global Tactical ETF	20,345	200,997

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
AdvisorShares Trust

We have audited the accompanying statements of assets and liabilities of Accuvest Global Long Short ETF, Athena High Dividend ETF, EquityPro ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Morgan Creek Global Tactical ETF (formerly known as Cambria Global Tactical ETF), Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, Sunrise Global Multi-Strategy ETF, TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, and YieldPro ETF, each a series of AdvisorShares Trust (the “Trust”), including the schedules of investments as of June 30, 2015, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon, and with respect to Accuvest Global Long Short ETF, QAM Equity Hedge ETF, and Ranger Equity Bear ETF, the statements of cash flows for the year ended June 30, 2015. We have audited the accompanying consolidated statements of assets and liabilities of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF, each a series of AdvisorShares Trust (the “Trust”), including the consolidated schedules of investments as of June 30, 2015, and the related consolidated statements of operations, the consolidated statements of changes in net assets and the consolidated financial highlights for the periods indicated thereon These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Accuvest Global Long Short ETF, Athena High Dividend ETF, EquityPro ETF, Global Echo ETF, Madrona Domestic ETF, Madrona Global Bond ETF, Madrona International ETF, Meidell Tactical Advantage ETF, Morgan Creek Global Tactical ETF, Newfleet Multi-Sector Income ETF, Pacific Asset Enhanced Floating Rate ETF, Peritus High Yield ETF, Pring Turner Business Cycle ETF, QAM Equity Hedge ETF, Ranger Equity Bear ETF, Sage Core Reserves ETF, STAR Global Buy-Write ETF, Sunrise Global Multi-Strategy ETF, TrimTabs Float Shrink ETF, WCM/BNY Mellon Focused Growth ADR ETF, and YieldPro ETF, as of June 30, 2015, and the results of their operations, their cash flows (for Accuvest Global Long Short ETF, QAM Equity Hedge ETF, and Ranger Equity Bear ETF), the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Gartman Gold/Euro ETF and Gartman Gold/Yen ETF as of June 30, 2015, and the results of their consolidated operations, the consolidated changes in their net assets and their consolidated financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2015

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, age, address, and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees. More information about the Trustees is in the Trust’s Statement of Additional Information, which is available without charge by calling 1-877-843-3831.

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Noah Hamman* 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	Trustee (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	23	None
Independent Trustees
Elizabeth (“Betsy”) Piper/Bach 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1952)	Trustee (no set term); served since 2009	Vice President/Chief Operating Officer of NADA Retirement Administrators, Inc. (2009 – present).	23	None
William G. McVay 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1954)	Trustee (no set term); served since 2011	Founder of RDK Strategies, LLC (2007 – present).	23	None
Officers
Noah Hamman 4800 Montgomery Lane, Suite 150 Bethesda, MD 20814 (1968)	President (no set term); served since 2009	President of AdvisorShares Trust (2009 – present); Chief Executive Officer, President, and Founder of AdvisorShares Investments, LLC (2006 – present).	N/A	N/A

ADVISORSHARES TRUST
Board of Trustees and Officers (Unaudited) (Continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dan Ahrens 4144 N. Central Expressway, Suite 600 Dallas, TX 75204 (1966)	Secretary & Treasurer (no set terms); served since 2009	Managing Director of AdvisorShares Investments, LLC (2013 – present); Chief Compliance Officer of the Trust (2009 – 2013); Executive Vice President of AdvisorShares Investments, LLC (2008 – 2013).	N/A	N/A
Stefanie Little 11 Gina Marie Lane Elkton, MD 21921 (1967)	Chief Compliance Officer (no set term); served since 2013	Chief Compliance Officer of
AdvisorShares Investments, LLC and the
Trust (2013 – present); Managing
Member of SEC Compliance Alliance,
LLC (2012 – present), President of Little
Consulting Group, Inc.
(2011 – present); Director of
Cipperman Compliance Services
		(2008 – 2011).	N/A	N/A

*	Mr. Hamman is an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his ownership and controlling interest in the Advisor.

Board Review of Investment Advisory and Sub-Advisory Agreements

Renewal of the Advisory Agreement for Each Fund and the Sub-Advisory Agreement for the AdvisorShares Peritus High Yield ETF, AdvisorShares Meidell Tactical Advantage ETF, AdvisorShares TrimTabs Float Shrink ETF, AdvisorShares Pring Turner Business Cycle ETF, AdvisorShares Newfleet Multi-Sector Income ETF, AdvisorShares Accuvest Global Long Short ETF, and AdvisorShares Sage Core Reserves ETF

At meetings of the Board of Trustees (the “Board”) of AdvisorShares Trust (the “Trust”) held on February 23, 2015 and May 13, 2015, the Board, including those trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the renewal of (a) separate sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between AdvisorShares Investments, LLC (the “Advisor”) and (1) Peritus I Asset Management, LLC, on behalf of the AdvisorShares Peritus High Yield ETF, (2) American Wealth Management, on behalf of the AdvisorShares Meidell Tactical Advantage ETF, (3) TrimTabs Asset Management, LLC, on behalf of the AdvisorShares TrimTabs Float Shrink ETF, (4) Pring Turner Capital Group, on behalf of the AdvisorShares Pring Turner Business Cycle ETF, (5) Newfleet Asset Management, on behalf of the AdvisorShares Newfleet Multi-Sector Income ETF, (6) Accuvest Global Advisors, on behalf of the AdvisorShares Accuvest Global Long Short ETF, and (7) Sage Advisory Services Ltd. Co., on behalf of the AdvisorShares Sage Core Reserves ETF (collectively, the “Sub-Advisors”), pursuant to which the Sub-Advisors perform portfolio management and related services for the Funds, and (b) the investment advisory agreement (together with the Sub-Advisory Agreements, the “Advisory Agreements”) between the Advisor and the Trust, on behalf of each series of the Trust (each a “Fund” and collectively, the “Funds”).

Pursuant to Section 15 of the 1940 Act, to continue after their initial two-year term, the Advisory Agreements must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds meetings to decide whether to renew the Advisory Agreements for an additional one-year term. In preparation for the meetings, the Board requests and reviews a wide variety of information from the Advisor and Sub-Advisors. The Board uses this information, as well as other information that the Advisor, Sub-Advisors and other service providers may submit to the Board, to help decide whether to renew the Advisory Agreements for an additional year.

Prior to the meetings, the Board, including the Independent Trustees, reviewed written materials from the Advisor and each Sub-Advisor regarding, among other things: (i) the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits and other benefits realized by the Advisor, each Sub-Advisor, and their affiliates from the relationship with each Fund; (iv) the personnel and operations of each Sub-Advisor; (v) the extent to which economies of scale would be realized as each Fund grows; and (vi) whether fee levels reflect the sharing of these economies of scale for the benefit of each Fund’s shareholders, as discussed in further detail below.

At the meetings, the Board was presented with additional information to help it evaluate the Advisor’s and each Sub-Advisor’s fee and other aspects of the Advisory Agreements. The Board received an overview of the Advisor’s and Sub-Advisor’s operations and management of the Funds, including comparative fee data and profitability analysis for each Fund, and was also provided with information with respect to compliance oversight. The Board reviewed the management of each Fund, including the Fund’s strategy, the focus in the markets, the Fund’s positioning in the market, and its attractive and unique offering. The Board reviewed the Advisor’s and each Sub-Advisor’s overall business generally, including any noteworthy personnel changes. The Board deliberated on the renewal of the Advisory Agreements in light of the written materials that it received before the meetings, information it received at the meetings, and information it had received at prior board meetings. In its

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and each Sub-Advisor and the renewal of each Advisory Agreement. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor, the Board reviewed the portfolio management services provided to the Funds. The Board also noted the extensive responsibilities that the Advisor has as investment adviser to the Funds, including the selection of the Funds’ sub-advisers and oversight of the sub-advisers’ compliance with Fund policies and objectives, oversight of general Fund compliance with federal laws, and the implementation of Board directives as they relate to the Funds. The most recent Form ADV for the Advisor and each Sub-Advisor also was provided to the Board, as were the responses of the Advisor and each Sub-Advisor to a detailed series of questions that requested, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Funds.

The Board also considered the Advisor’s and each Sub-Advisor’s overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning the Advisor’s and each Sub-Advisor’s compliance function, operational capabilities, and portfolio management team. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by the Advisor and each Sub-Advisor.

Performance of the Funds

The Board was provided with information regarding each Fund’s performance for various periods, as well as comparative performance information. The Advisor and each Sub-Advisor provided information regarding factors impacting the performance of the Funds, outlining current market conditions, and explaining its expectations and strategies for the future. In particular, a representative from Accuvest Global Advisors addressed the performance of the AdvisorShares Accuvest Global Long Short ETF and discussed strategies to improve its performance. Based on the information provided by the Advisor and each Sub-Advisor, the Board concluded that generally it was satisfied with the investment results that the Advisor and each Sub-Advisor had been able to achieve for its respective Fund.

Cost of Advisory Services, Profitability, and Economies of Scale

In concluding that the advisory and sub-advisory fees payable with respect to each Fund were reasonable, the Board reviewed the advisory fees paid by each Fund to the Advisor, the sub-advisory fees paid by the Advisor to each Sub-Advisor, the fees waived and/or expenses reimbursed by the Advisor and each Sub-Advisor over the period, the costs and other expenses incurred by the Advisor and each Sub-Advisor in providing advisory services, and the profitability analysis with respect to each Fund. The Board also reviewed information comparing the advisory fees paid by each Fund to those paid by comparable funds. The Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered. In addition, the Board considered for each Fund whether economies of scale were realized during the current contract period and concluded that no significant economies of scale had yet been achieved.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Conclusion

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (i) concluded that the terms of each Advisory Agreement are fair and reasonable; (ii) concluded that the Advisor’s fees are reasonable in light of the services that it provides to the Funds; (iii) concluded that each Sub-Advisor’s fees are reasonable in light of the services that it provides to its respective Fund; and (iv) agreed to renew each Advisory Agreement for another year.

Approval of New and Interim Sub-Advisory Agreements for AdvisorShares TrimTabs Float Shrink ETF

On May 31, 2015, TrimTabs Asset Management, LLC (“TrimTabs”) concluded a transaction with Silk Partners, L.P., an affiliate of Siget NY Partners, LP, a Family Office of Simon Glick and Seymour Pluchenik, pursuant to which a wholly-owned subsidiary of Silk Partners, L.P. acquired a controlling interest in TrimTabs (the “Transaction”). The Transaction caused a change of control of TrimTabs under the 1940 Act, resulting in the assignment and automatic termination of the investment sub-advisory agreement dated May 9, 2011 between the Advisor and TrimTabs with respect to the AdvisorShares TrimTabs Float Shrink ETF (the “Fund”) (the “Prior Sub-Advisory Agreement”).

In anticipation of the Transaction, at a meeting of the Board held on May 27, 2015, the Board, including the Independent Trustees, considered the approval of a new sub-advisory agreement between the Advisor and TrimTabs (the “New Sub-Advisory Agreement”), on behalf of the Fund, noting that it had considered and approved the annual renewal of the Prior Sub-Advisory Agreement at its February 23, 2015 meeting. The Board also considered and approved an interim sub-advisory agreement that became effective at the termination of the Prior Sub-Advisory Agreement and is intended to continue in effect until the New Sub-Advisory Agreement is approved by shareholders of the Fund. With respect to the Board’s consideration and approval, references below to the New Sub-Advisory Agreement also refer to the interim sub-advisory agreement.

At the meetings, the Board reviewed and discussed information and analysis provided by TrimTabs and the Advisor. At the May meeting, the Board also reviewed and discussed information provided by Silk Partners, L.P. regarding the Transaction. All of this information formed the primary, but not exclusive, basis for the Board’s determination. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval. The Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

Nature, Extent and Quality of the Services to be Provided

In considering the nature, extent and quality of the services provided by TrimTabs, the Board reviewed the portfolio management services provided to the Fund. The most recent Form ADV for TrimTabs also was provided to the Board, as were the TrimTabs’ responses to a detailed series of questions that requested, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund. The Board also considered TrimTabs’ overall quality of personnel, operations, and financial condition, its investment advisory capabilities, and information concerning its compliance function, operational capabilities, and portfolio management team. The Board noted that TrimTabs generally does not expect any change in its resources or capabilities as a result of the Transaction except that it expects to have additional financial resources available to it in the future. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by TrimTabs.

Board Review of Investment Advisory and Sub-Advisory Agreements (Continued)

Performance

The Board was provided information regarding the Fund’s performance. Information also was provided regarding factors impacting the performance of the Fund, outlining current market conditions, and explaining its expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that TrimTabs has been able to achieve for the Fund.

Cost of Services, Profitability, and Economies of Scale

In concluding that the sub-advisory fee payable with respect to the Fund was reasonable, the Board reviewed the sub-advisory fee paid by the Advisor to TrimTabs, the fees waived and/or expenses reimbursed by TrimTabs over the period, the costs and other expenses incurred by TrimTabs in providing advisory services, and the profitability analysis with respect to the Fund. The Board also reviewed information comparing the advisory fees paid by the Fund to those paid by comparable funds. The Board noted that the proposed fee under the New Sub-Advisory Agreement is the same as the fee under the Prior Sub-Advisory Agreement. The Board concluded that the fee appeared reasonable in light of the services rendered. In addition, the Board considered whether economies of scale were realized during the period of the Prior Sub-Advisory Agreement and concluded that no significant economies of scale had yet been achieved.

Conclusion

Based on its deliberations and evaluation of the information described above, the Board, including the Independent Trustees, concluded that the terms of the New Sub-Advisory Agreement, including the fee, are fair and reasonable in light of the services that TrimTabs provides to the Fund. For these reasons, the Board unanimously approved the New Sub-Advisory Agreement.

SUPPLEMENTAL INFORMATION

Quarterly Portfolio Holdings Information

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third quarters on Form N-Q. Copies of the filings are available without charge on the SEC’s website at www.sec.gov. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the Funds proxy voting policies and procedures, as well as a record of how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge upon request by calling 1-877-843-3831. This information is also available on the SEC’s website at www.sec.gov.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of a Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.advisorshares.com.

ADVISORSHARES TRUST

Investment Advisor
AdvisorShares Investments, LLC
4800 Montgomery Lane, Suite 150
Bethesda, MD 20814

Sub-Advisors
WCM Investment Management
281 Brooks Street
Laguna Beach, CA 92651

Madrona Funds, LLC
2911 Bond Street, Suite 105
Everett, WA 98201

Accuvest Global Advisors
3100 Oak Road, Suite 380
Walnut Creek, CA 94597

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road, Suite 200
Chapel Hill, NC 27517

Ranger Alternative Management, L.P.
300 Crescent Court, Suite 1100
Dallas, TX 75201

Peritus I Asset Management, LLC
26 West Anapamu, 3rd Floor
Santa Barbara, CA 93103

American Wealth Management
570 Hammill Lane
Reno, NV 89511

TrimTabs Asset Management, LLC
2018 Stony Oak Court
Santa Rosa, CA 95403

Community Capital Management, Inc.
2500 Weston Road, Suite 101
Weston, FL 33331

Reynders, McVeigh Capital Management, LLC
121 High Street, 5th Floor
Boston, MA 02110

Baldwin Brothers, Inc.
204 Spring Street
Marion, MA 02738

Newfleet Asset Management, LLC
100 Pearl Street
Hartford, CN 06103

Partnervest Advisory Services, LLC
1216 State Street, 3rd Floor
Santa Barbara, CA 93101

Pring Turner Capital Group
1600 South Main Street, Suite 375
Walnut Creek, CA 94596

Commerce Asset Management, LLC
6075 Poplar Avenue, Suite 700
Memphis, TN 38119

The Elements Financial Group, LLC
19200 Von Karman Avenue, Suite 800
Irvine, CA 92612

AthenaInvest, Inc.
5340 South Quebec Street, Suite 365-N
Greenwood Village, CO 80111

Treesdale Partners, LLC
1325 Avenue of the Americas, Suite 2302
New York, NY 10019

Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway, Building I
Austin, TX 78735

Sunrise Capital Partners LLC
12544 High Bluff Drive, Suite 400
San Diego, CA 92130

Pacific Life Fund Advisors, LLC
700 Newport Center Drive
Newport Beach, CA 92660

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Legal Counsel
Morgan, Lewis & Bockius LLP
2020 K Street, N.W.
Washington, DC 20006

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of management and other information.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Elizabeth Piper/Bach. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $315,900 for 2015 and $299,400 for 2014.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $66,700 for 2015 and $67,200 for 2014.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $0 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the member of such committee is Elizabeth Piper/Bach and William G. McVay.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AdvisorShares Trust

By (Signature and Title)* /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

(principal executive officer)

Date 10/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Noah Hamman

Noah Hamman, Chief Executive Officer

(principal executive officer)

Date 10/8/2015

By (Signature and Title)* /s/ Dan Ahrens

Dan Ahrens, Treasurer

(principal financial officer)

Date 10/8/2015

* Print the name and title of each signing officer under his or her signature.